UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1 – Reports to Stockholders

The Prudential Series Fund

ANNUAL REPORT     December 31, 2023

PSF Global Portfolio

PSF Mid-Cap Growth Portfolio

PSF Natural Resources Portfolio

PSF PGIM 50/50 Balanced Portfolio

PSF PGIM Flexible Managed Portfolio

PSF PGIM Government Income Portfolio

PSF PGIM Government Money Market Portfolio

PSF PGIM High Yield Bond Portfolio

PSF PGIM Jennison Blend Portfolio

PSF PGIM Jennison Growth Portfolio

PSF PGIM Jennison Value Portfolio

PSF PGIM Total Return Bond Portfolio

PSF Small-Cap Stock Index Portfolio

PSF Stock Index Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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The Prudential Series Fund may offer three classes of shares in each portfolio: Class I, Class II and Class III. Class I and Class III shares are sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (Contracts). Class I shares are also sold to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such nonaffiliated insurance companies for the same types of Contracts. (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

Prudential Series Table of Contents	Annual Report	December 31, 2023

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1
	PSF Global Portfolio	A2
	PSF Mid-Cap Growth Portfolio	A11
	PSF Natural Resources Portfolio	A18
	PSF PGIM 50/50 Balanced Portfolio	A25
	PSF PGIM Flexible Managed Portfolio	A64
	PSF PGIM Government Income Portfolio	A105
	PSF PGIM Government Money Market Portfolio	A114
	PSF PGIM High Yield Bond Portfolio	A120
	PSF PGIM Jennison Blend Portfolio	A143
	PSF PGIM Jennison Growth Portfolio	A150
	PSF PGIM Jennison Value Portfolio	A156
	PSF PGIM Total Return Bond Portfolio	A163
	PSF Small-Cap Stock Index Portfolio	A207
	PSF Stock Index Portfolio	A221

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2023

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
The Prudential Series Fund	January 31, 2024

Market Overview — unaudited	Annual Report	December 31, 2023

Equity Market Overview

Easing inflationary pressures, hopes for central bank interest rate cuts, and artificial intelligence (AI) excitement helped drive equity returns sharply higher in 2023. Markets rose despite several headwinds, including the failure of several high-profile banks in the spring and Hamas’ attack on Israel in October. Anticipation of a rate-cut pivot pushed the 10-year US Treasury yield lower, which helped bond markets post gains for the first time in two years. Conversely, oil and gas prices retreated based on fears of oversupply.

Equities rally worldwide during the year

US equities were led by the tech-heavy Nasdaq Composite, which soared 43.42%. The large-cap S&P 500 Index advanced 26.29%, and the broad-based Russell 3000 Index added 25.96%. Stocks gained internationally as well, with the MSCI ACWI Ex-US Index—a gauge of stock performance in developed and emerging markets outside the US—gaining 15.62%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Rate-cut expectations drove market sentiment

The US Federal Reserve (the Fed) hiked the federal funds rate four times in 2023 but paused at its September Federal Open Market Committee (FOMC) meeting. Market enthusiasm spiked in December when the Fed held interest rates steady for the third consecutive FOMC meeting. After the December meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

During the year, inflation trended lower while still remaining above the Fed’s 2% target. Gross domestic product gained steadily in both the first and second quarters, followed by faster-than-expected growth in the third quarter.

Generative AI boosts US technology stocks

Enthusiasm over generative AI and its implications for both labor and operational efficiencies drove US stock market gains during the year. The market capitalization of NVIDIA Corp., maker of an overwhelming majority of the chips needed for generative AI programs, surged to over $1 trillion. In all, seven mega-tech companies—Apple, Inc., Alphabet, Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms, Inc., Tesla, Inc., and NVIDIA Corp. (also known as the Magnificent Seven)—accounted for most of the S&P 500 Index’s positive returns in 2023.

Fueled by technology stocks, growth equities handily outperformed value equities. During the year, the Russell 1000 Growth Index surged 42.68%, significantly higher than the 11.46% gain of the Russell 1000 Value Index. The Russell Midcap Index rose 17.23%, and the small-cap Russell 2000 Index added 16.93%.

Financials gain despite rising rates and bank failures

While financial services stocks ultimately ended the year higher, challenges proliferated as bank profit margins were squeezed by higher interest rates and elevated borrowing costs. Higher rates prompted concerns about liquidity, which then led to several bank runs. Over the course of a few weeks in the spring, the deposits of Silicon Valley Bank Group, Signature Bank, and First Republic Bank were all seized by the Federal Deposit Insurance Corporation, significantly impacting other regional banking stocks. Fears also spread to Europe as the 167-year-old Credit Suisse AG suffered a similar demise before it was absorbed by its rival UBS Group AG.

Oil and gas prices plummet

Despite increasing geopolitical strife in the Middle East and the continuation of the Russia-Ukraine war, oil prices fell during the year. Fears of oversupply weighed on markets, combined with a weaker-than-expected recovery in China. Natural gas prices experienced double-digit losses on record production, higher supply inventories, and a warm start to winter in the northern hemisphere.

Developed markets rally

European equities rose as inflation cooled during 2023. However, unlike the Fed in the United States, neither the European Central Bank nor the Bank of England gave any indication of potential interest rate cuts in 2024. Macroeconomic data in the region remained uncertain.

Japan’s negative interest rate policy, which has been in place since 2016, continued even as inflation remained above the Bank of Japan’s 2% target. The Bank of Japan maintained its conservative guidance, although indications surfaced that it would begin adjusting its ultra-loose monetary policy. Japanese stocks posted solid gains into year-end, helped by better earnings and corporate governance reform.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 18.85% during the year, while the MSCI Europe Index gained 19.89% and the MSCI Japan Index soared 20.32%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

Emerging-market stocks trail as China’s recovery disappoints

Emerging-market stocks gained but underperformed their developed-market peers. The year began with strong hopes for a recovery in China as the country lifted its zero-COVID policy. When that optimism faded following the policy change, confidence waned and pushed down the value of stocks in China. Meanwhile, Indian stocks posted strong returns on bullish sentiment due to solid economic growth and robust international investments.

In Latin America, Mexico’s central bank said interest rate cuts were possible in early 2024 and revised its inflation and growth forecast for the year, while Brazil began its monetary policy easing during the summer. In Argentina, newly elected President Javier Milei lifted the value of stocks with his ideas for economic reform.

Fixed Income Market Overview

After a dismal bond market performance for most of 2023, strong rallies in November and December lifted fixed income prices. The potential end of central bank interest rate hikes and the growing possibility of rate cuts in 2024 were the driving forces behind the renewed strength in bonds.

The rally in bond prices pushed the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks, and the yield ultimately ended the year at 3.88%. (Yields move inversely to prices.) Bonds registered their first gain in two years, with the Bloomberg US Aggregate Bond Index gaining 5.53%. Bonds issued by the US government and indexed to inflation, or Treasury inflation-protected securities (TIPS), added 3.90% per the Bloomberg US TIPS Index.

High yield bonds (i.e., debt rated below investment grade) were the standout performers, rising 13.46%, as measured by the Bloomberg US Corporate High Yield Index. Emerging-market debt, based on the J.P. Morgan EMBI Global Diversified Index, also posted solid gains, up 11.09%. (All returns cited are in US dollars unless stated otherwise.)

Central bankers turn dovish

The year began with consistently hawkish comments from developed-market central banks and continued interest rate hikes. (A hawkish view signals a tighter monetary policy supported by the potential for higher rates. A dovish view signals the potential for a looser monetary policy supported by holding rates steady or lowering them.) Over the reporting period, the Federal Reserve (the Fed) raised rates by an additional 100 basis points. (One basis point equals 0.01%.)

While remaining above the Fed’s 2% target, inflation began to cool in the second half of 2023. Slowing pricing pressures prompted the Fed to pause interest rate hikes at its September Federal Open Market Committee (FOMC) meeting, and it held rates steady through the end of the year. The pause lifted market expectations that the Fed was likely done hiking and increased hopes for future rate cuts. After the December FOMC meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

The European Central Bank (ECB) also paused interest rate hikes at its October meeting amid a cooling inflation environment. However, ECB officials stated that any hope of rate cuts would be “premature” and that the fight against inflation would continue. Despite a rising inflation trend, the Bank of Japan maintained its negative interest rate policy. However, the Bank of Japan began to loosen its grip on long-term interest rates, and signs emerged of a possible end to the country’s ultra-loose monetary policy.

Investors hope for a soft landing

The US economy proved resilient, as gross domestic product showed better-than-expected real growth in 2023, buoyed by strength in manufacturing and robust (albeit moderating) consumer spending, particularly on travel and entertainment. With inflation cooling and employment growth slowing, investors’ anticipation of a soft landing increased. (A soft landing refers to the central bank tightening monetary policy enough to slow the economy and lower inflation without causing a recession.)

Treasury yields spike but end the year unchanged

Throughout 2023, yields on short-term US Treasuries were higher than those of longer-dated issues, referred to as yield curve inversion. (Typically, longer-term issues command a higher yield than shorter issues.) While the yield curve inversion continued into year-end, interest rates started to normalize.

The 10-year US Treasury yield began the year at 3.88%, spiked as high as 5% in October, only to end the year back at 3.88%. This drop in yields helped the US Treasury market post its first annual gain since 2020. Short-maturity yields, which are more sensitive to changes in monetary policy, declined the most during the year.

Government bonds in the United Kingdom, Germany, and Japan followed a similar path, with 10-year yields retreating from highs earlier in the year.

Credit spreads widen

Spreads and yields tightened into year-end as risk assets benefited from easing pricing pressures, better-than-feared third-quarter corporate earnings, and expectations that the Fed would pivot to interest rate cuts sometime in 2024. (Risk assets generally refer to assets that potentially have a significant

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) These solid fundamentals helped US investment-grade corporate spreads tighten. US high yield bonds rallied strongly amid lower new issuances, resilient economic data, and an ongoing supply deficit.

Emerging-market bond performance varies by region

Emerging-market bonds delivered positive returns in US dollar terms but underperformed their developed-market bond peers. Similar to equities, performance diverged by region. Latin America was the strongest performer, as local-currency bonds benefited from strong domestic economies. Asian bonds had a more mixed performance, as China’s economic headwinds and geopolitical tensions impacted the country’s sovereign bonds. Geopolitical strife caused bonds in emerging-market Europe, the Middle East, and Africa to lag.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	19.59%	11.64%	8.28%	—
Portfolio: Class III	19.29	N/A	N/A	1.16
MSCI World Index® (GD)	24.42	13.37	9.18	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF Global Portfolio Class I shares returned 19.59%. The Portfolio’s Class I shares underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

Overall asset allocation detracted from the Portfolio’s performance during the reporting period. The Portfolio had overweight positions in the US Large Cap Value and International Value sleeves and underweight positions in the US Large Cap Growth and International Growth sleeves. This positioning detracted from performance as growth strongly outperformed value in the US during the reporting period. In the second half of the reporting period, the Portfolio was broadly positioned in line with its benchmark index.

Subadvisor performance detracted from the Portfolio’s performance for the reporting period. Growth managers, both domestic and international, meaningfully underperformed their benchmark. Diversified growth managers in general struggled given the concentration of mega-cap names within the benchmark index.

The Portfolio used derivatives during the reporting period to gain certain market exposures and provide liquidity. PGIM Quantitative Solutions manages an active overlay of the Portfolio that used derivatives, including index futures, to manage cash flows and provide liquidity for the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Global Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Microsoft Corp.	Software	United States	4.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	2.1%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	United States	2.0%
Amazon.com, Inc.	Broadline Retail	United States	1.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.7%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	United States	1.7%
Mastercard, Inc. (Class A Stock)	Financial Services	United States	1.5%
Visa, Inc. (Class A Stock)	Financial Services	United States	1.2%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	United States	1.1%
Wells Fargo & Co.	Banks	United States	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Mid-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	23.55%	15.20%	9.83%	—
Portfolio: Class II	23.04	14.74	9.39	—
Portfolio: Class III	23.24	N/A	N/A	-2.95
Russell MidCap® Growth Index	25.87	13.81	10.57	—
S&P MidCap 400 Index	16.44	12.62	9.27	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF Mid-Cap Growth Portfolio Class I shares returned 23.55%. The Portfolio’s Class I shares underperformed the Russell Midcap Growth Index and outperformed the S&P Midcap 400 Index.

What were the market conditions during the reporting period?

Equity markets rebounded in calendar year 2023 (the reporting period), with the S&P 500 Index gaining 26.29% following its worst performance since 2008 in the previous reporting period. Market leadership experienced a sharp reversal during the reporting period, as higher-growth sectors of the market such as technology and consumer discretionary drove returns after being among the worst-performing sectors in the previous reporting period. Across market capitalizations, growth as a style meaningfully outperformed value. Within mid caps, the Russell Midcap Growth Index rose 25.87%, while the Russell Midcap Value Index gained 12.71%. In the Russell Midcap Growth Index, the technology (+52.2%) and consumer discretionary (+33.2%) sectors had the highest returns while energy (-10.5%) and telecommunications (-1.7%) were the only sectors to post negative returns for the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Underperformance during the reporting period was driven by challenging results in the first and fourth quarters as higher-growth segments of the market rallied sharply. Ultimately, stock selection and overweight allocations relative to its assigned performance index, the Russell MidCap Growth Index (“the Index”), in the healthcare and financials sectors were the primary detractors from performance. Stock selection in energy and an underweight position relative to the Index in consumer staples contributed positively to performance.

An overweight position relative to the Index in SolarEdge Technologies, Inc. was the top detractor from Portfolio returns during the reporting period. Results were challenged in the back half of the reporting period largely due to weaker US residential solar demand and supply issues. Growing competition in the US and globally also weighed on returns and, as a result, the SolarEdge position was eliminated in the fourth quarter. An overweight position relative to the Index in First Republic Bank also detracted from returns as the stock came under pressure due to substantial deposit outflows after Silicon Valley Bank and Signature Bank collapsed. With a significant number of uninsured deposits and a substantial liquidity crunch, First Republic was forced to tap into expensive funding sources before regulators seized its assets in May and sold most of them to JPMorgan Chase. The Portfolio exited its First Republic position in the first quarter of the reporting period.

An overweight position relative to the Index in Palo Alto Networks, Inc. was the top contributor to the Portfolio’s returns during the reporting period due to continued strong earnings reports as budgets for cybersecurity proved to be more resilient than the market was anticipating. Palo Alto Networks remained a top overweight position on expectations that it can continue to benefit from increased cybersecurity spending as well as consolidation of

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Mid-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

network security spending among the leading vendors. An underweight position relative to the Index in Enphase Energy, Inc. also contributed to returns as higher rates and increasing competition weighed on demand. The Portfolio exited its Enphase position in the first quarter of the reporting period before these headwinds were fully apparent.

Portfolio positioning at the end of the reporting period was balanced between high-quality cyclical and secular growth opportunities across a variety of sectors. After entering the reporting period as a top underweight relative to the Index, the technology sector represented an overweight position at the end of the reporting period, with the Portfolio selectively adding to quality growth companies with solid fundamentals. While the Portfolio identified select secular growth opportunities within manufacturing infrastructure and grid transformation, the industrials sector represented an underweight position relative to the Index at the end of the reporting period due to concerns about demand and competition. Healthcare remained a top overweight position relative to the Index despite narrowing throughout the reporting period as more defensive stocks that had held up well in the previous reporting period were trimmed. The consumer discretionary sector was also a top overweight relative to the Index, with additions to select tech-enabled companies. The consumer staples and real estate sectors represented the top underweights.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Mid-Cap Growth Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Crowdstrike Holdings, Inc. (Class A Stock)	Software	2.4%
Ross Stores, Inc.	Specialty Retail	2.4%
Cheniere Energy, Inc.	Oil, Gas & Consumable Fuels	2.1%
Trane Technologies PLC	Building Products	2.0%
Copart, Inc.	Commercial Services & Supplies	2.0%
Agilent Technologies, Inc.	Life Sciences Tools & Services	1.9%
Dexcom, Inc.	Health Care Equipment & Supplies	1.8%
Trade Desk, Inc. (The) (Class A Stock)	Media	1.6%
MongoDB, Inc.	IT Services	1.5%
DoorDash, Inc. (Class A Stock)	Hotels, Restaurants & Leisure	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Natural Resources Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	1.98%	14.19%	1.36%	—
Portfolio: Class II	1.58	13.73	0.96	—
Portfolio: Class III	1.75	N/A	N/A	12.40
Lipper Global Natural Resources Funds Index	1.19	12.48	2.69	—
MSCI World Index® (GD)	24.42	13.37	9.18	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF Natural Resources Portfolio Class I shares returned 1.98%. The Portfolio’s Class I shares outperformed the Lipper Global Natural Resources Funds Index and underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

US equities produced strong gains in calendar year 2023 (the reporting period), driven by generally favorable corporate earnings, a resilient economy, and increasing investor interest in artificial intelligence. Markets overcame negative factors such as regional bank turmoil in March, uncertainty about raising the US federal debt ceiling, geopolitical conflicts, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the US economy throughout the reporting period was rising interest rates in response to elevated inflation. The US Federal Reserve (the Fed) raised short-term interest rates four times through the end of July, lifting the fed funds rate to the range of 5.25% to 5.50%. Equities rallied through the end of the reporting period, with Fed officials in December signaling several potential interest rate cuts in 2024.

After spending a decade underweight in energy, the Portfolio was overweight versus its assigned performance index, the Lipper Global Natural Resources Funds Index (“the Index”), at the end of the reporting period. During the period, there was incremental evidence that the productivity wave in oil and natural gas was in its end stages, approaching what Portfolio managers believe could be a more structurally positive environment for commodities.

Though near-term uncertainty remains exacerbated by the geopolitical climate and macroeconomic backdrop, the Portfolio remained focused on where its managers believe the Portfolio has an investment edge, which is understanding the dynamics of long-term commodity cycles. Based on this understanding, the Portfolio’s exposures were shifted. The Portfolio added what the managers believe are high-quality and high-conviction names in energy and metals while trimming more defensive exposures like specialty chemicals, utilities, and paper and forest products. Designed to provide protection in periods of high and rising inflation, especially from commodities, the Portfolio remains committed to its investment process as a new commodity cycle comes into focus.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in the diversified metals and mining sector detracted from the Portfolio’s relative returns during the reporting period. Social unrest around a Panamanian mine—operated by a company held in the Portfolio—led to a decline in that company’s share price and lowered industry returns as well. An average overweight allocation relative to the Index in the semiconductor equipment sector also detracted from performance.

Portfolio holdings were negatively impacted by several headwinds during the reporting period, including excess inventory, structural changes around US demand for solar equipment, falling electricity prices in Europe, and higher interest rates. Portfolio exposure in the solar industry was eliminated during the reporting period. In the fertilizers and agricultural chemicals sector, an overweight allocation hampered the Portfolio’s relative performance. A difficult demand environment, driven by excess inventories built up in the previous reporting period and volatile input costs for companies in the industry, also challenged performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Natural Resources Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Conversely, an overweight allocation relative to the Index and stock selection in the coal and consumable fuels sectors added positively to the Portfolio’s returns during the reporting period. Uranium producers contributed significantly to returns, as uranium prices reached a 15-year high after a challenging decade of performance and were further supported by continued tight supply and elevated demand in the wake of a global shift in support for nuclear power as a cleaner source of energy. In the electrical components and equipment sector, an overweight allocation and stock selection boosted the Portfolio’s relative returns. Portfolio holdings in the sector benefited throughout the reporting period from increased demand given potential tailwinds from the critical ties between artificial intelligence and electrification, as well as easing supply-chain pressures. Within the sector, the Portfolio’s high-quality companies benefited from exposure to growing trends, including grid modernization, electrification, and digitalization.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Natural Resources Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Exxon Mobil Corp.	Integrated Oil & Gas	United States	5.0%
ConocoPhillips	Oil & Gas Exploration & Production	United States	4.4%
TotalEnergies SE	Integrated Oil & Gas	France	3.6%
Linde PLC	Industrial Gases	United States	3.6%
Shell PLC	Integrated Oil & Gas	Netherlands	3.3%
Hess Corp.	Oil & Gas Exploration & Production	United States	3.2%
Chevron Corp.	Integrated Oil & Gas	United States	2.6%
Schlumberger NV	Oil & Gas Equipment & Services	United States	2.5%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	2.5%
Canadian Natural Resources Ltd.	Oil & Gas Exploration & Production	Canada	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	15.45%	8.07%	6.59%	—
Portfolio: Class III	15.16	N/A	N/A	2.05
Blended Index	15.60	8.64	7.03	—
S&P 500 Index	26.29	15.69	12.03	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM 50/50 Balanced Portfolio Class I shares returned 15.45%. The Portfolio’s Class I shares underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar year 2023 (the reporting period), the theme of higher-for-longer interest rates continued into October, when the yield on the 10-year US Treasury bond rose above 5% intraday for the first time since 2007. Equities also continued to struggle; and by October, the S&P 500 Index had declined for three consecutive months for the first time since the COVID-19 pandemic turmoil in early 2020. Geopolitical issues returned during the reporting period with Hamas’ attack on Israel in October. But in late October, the market narrative began to swiftly turn when inflation fell more than expected, helping fuel growing hopes that it would finally drop near the Federal Reserve’s (the Fed’s) target level of 2%. The Fed surprised investors in December when it signaled potential rate cuts of approximately 75 basis points in 2024. (One basis point equals 0.01%.) For markets, this led to significant optimism that an economic soft landing was coming into view, whereby inflation would return to lower target levels without a recession and, in turn, would allow central banks to cut interest rates. These factors led to a major rally for both equities and bonds. In November, the Bloomberg Global Aggregate Bond Index returned 5.04%—its best monthly return since December 2008, which was during the height of the Global Financial Crisis. Equities also delivered a very strong year-end rally, with the S&P 500 Index advancing at its fastest pace since rebounding following the initial COVID-19 sell-off in 2020.

What strategies or holdings affected the Portfolio’s performance?*

The impact of asset allocation decisions was a slight negative to Portfolio performance during the reporting period. The Portfolio was underweight stocks in the first half of the reporting period, funded by an overweight in bonds, and it lagged its assigned performance index, the Blended Index (“the Index”), when stocks posted a strong rally. During the third quarter, the Portfolio’s underweight in stocks helped performance as risk assets struggled. (Risk assets generally refer to assets that potentially have a significant degree of price volatility.) The Portfolio was positioned closer to the Index in the fourth quarter, but slight overweights in both stocks and bonds, on average, at the expense of cash, modestly helped performance. Manager performance contributed positively over the reporting period. At the end of the reporting period, the Portfolio was positioned with a small overweight to equities and modest underweight exposures to fixed income and cash.

During the period the Portfolio used Interest Rate Swaps, Futures, and Total Return Swaps on Treasuries to help manage duration and yield curve exposure. In aggregate, the use of Interest Rate Swaps, Futures, and these Total Return Swaps had a negative impact on performance. The Portfolio also used Credit Default Swaps (CDX) and credit related Total Return Swaps to manage credit risk. The overall use of CDX had a negative impact on performance, while the Total Return Swaps contributed positively. The Portfolio’s use of foreign exchange currency also contributed negatively to performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM 50/50 Balanced Portfolio (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.5%
Microsoft Corp.	Software	3.4%
Amazon.com, Inc.	Broadline Retail	1.7%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.0%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%
Tesla, Inc.	Automobiles	0.8%
Berkshire Hathaway, Inc. (Class B Stock)	Financial Services	0.8%
iShares Core S&P 500 ETF	Unaffiliated Exchange-Traded Funds	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	17.93%	9.17%	7.60%	—
Portfolio: Class III	17.66	N/A	N/A	3.01
Blended Index	17.68	10.04	8.07	—
S&P 500 Index	26.29	15.69	12.03	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM Flexible Managed Portfolio Class I shares returned 17.93%. The Portfolio’s Class I shares outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar year 2023 (the reporting period), the theme of higher-for-longer interest rates continued into October, when the yield on the 10-year US Treasury bond rose above 5% intraday for the first time since 2007. Equities also continued to struggle; and by October, the S&P 500 Index had declined for three consecutive months for the first time since the COVID-19 pandemic turmoil in early 2020. Geopolitical issues returned during the reporting period with Hamas’ attack on Israel in October. But in late October, the market narrative began to swiftly turn when inflation fell more than expected, helping fuel growing hopes that it would finally drop near the Federal Reserve’s (the Fed’s) target level of 2%. The Fed surprised investors in December when it signaled potential rate cuts of approximately 75 basis points in 2024. (One basis point equals 0.01%.) For markets, this led to significant optimism that an economic soft landing was coming into view, whereby inflation would return to lower target levels without a recession and, in turn, would allow central banks to cut interest rates. These factors led to a major rally for both equities and bonds. In November, the Bloomberg Global Aggregate Bond Index returned 5.04%—its best monthly return since December 2008, which was during the height of the Global Financial Crisis. Equities also delivered a very strong year-end rally, with the S&P 500 Index advancing at its fastest pace since rebounding following the initial COVID-19 sell-off in 2020.

What strategies or holdings affected the Portfolio’s performance?*

The impact of asset allocation decisions was a slight negative to Portfolio performance during the reporting period. The Portfolio was underweight stocks and overweight bonds in the first half of the period, and it lagged its assigned performance index, the Blended Index (“the Index”), when stocks posted a strong rally. During the third quarter, the Portfolio’s neutral exposure to stocks helped performance as risk assets struggled. (Risk assets generally refer to assets that potentially have a significant degree of price volatility.) The Portfolio was positioned closer to the Index in the fourth quarter, but slight overweights in both stocks and bonds, on average, at the expense of cash, modestly helped performance. Manager performance contributed positively over the reporting period. At the end of the reporting period, the Portfolio was positioned with a small overweight to equities and modest underweight exposures to fixed income and cash.

During the period the Portfolio used Interest Rate Swaps, Futures, and Total Return Swaps on Treasuries to help manage duration and yield curve exposure. In aggregate, the use of Interest Rate Swaps, Futures, and these Total Return Swaps had a negative impact on performance. The Portfolio also used Credit Default Swaps (CDX) and credit related Total Return Swaps to manage credit risk. The overall use of CDX had a negative impact on performance, while the Total Return Swaps contributed positively. The Portfolio’s use of foreign exchange currency also contributed negatively to performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Flexible Managed Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	4.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.3%
Amazon.com, Inc.	Broadline Retail	2.3%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.1%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.1%
Visa, Inc. (Class A Stock)	Financial Services	0.9%
Berkshire Hathaway, Inc. (Class B Stock)	Financial Services	0.9%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	5.10%	0.13%	1.27%	—
Portfolio: Class III	4.87	N/A	N/A	-4.00
Bloomberg Government Bond Index	4.09	0.56	1.27	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM Government Income Portfolio Class I shares returned 5.10%. The Portfolio’s Class I shares outperformed the Bloomberg Government Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, sector allocation and individual security selection contributed to the Portfolio’s outperformance. Within sector allocation, overweights relative to the benchmark index in CLOs, agency securities, and CMBS were the largest contributors to the Portfolio’s performance. Within security selection, positioning in US Treasuries, CLOs, and CMBS also contributed to the Portfolio’s performance. This was partially offset by security selection in agency securities, which was the primary detractor from performance. The combined impact of the Portfolio’s duration and yield curve strategies

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

also contributed to the Portfolio’s outperformance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures and swaps to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. In the aggregate, use of futures contributed to the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Income Portfolio (As of 12/31/2023)
Credit Quality	% of Total Investments
AAA	15.1%
AA	84.7%
Cash/Cash Equivalents	0.2%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	5.05%	4.87%	1.69%	1.06%	—
Portfolio: Class III	4.80	4.61	N/A	N/A	1.60
Lipper US Government Money Market Index	N/A	4.66	1.55	0.96	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The Portfolio Class III inception: 05/18/2020. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

* Source: The iMoneyNet Govt & Agency Retail Average is comprised of 157 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2023. The graph is based on the 7-day current net yields of Class I shares.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2023, the PSF PGIM Government Money Market Portfolio Class I shares returned 4.87%. The Portfolio’s Class I shares outperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

Shifting fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.) The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points (bps). (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally, with US Treasury yields declining sharply over the last few weeks of the reporting period.

The 10-year/2-year US Treasury spread declined from -0.54% on December 31, 2022 to -0.35% at the end of the reporting period, while the yield on the 2-year Treasury note ended the reporting period at 4.25%, a decline of 17 bps since the beginning of the reporting period. At the same time, the yield on the 3-month Treasury bill rose from 4.42% to 5.35%, while the Secured Overnight Financing Rate (SOFR) rose 108 bps to end the reporting period at 5.38%. In the short-term credit markets, investment-grade credit spreads tightened during the reporting period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed short-duration Treasuries by 0.91% during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity (WAM) remained longer than its peers during the first half of the reporting period as the Fed continued to raise interest rates. However, WAM decreased in July and remained shorter than its peers for the remainder of the reporting period as expectations that the Fed was nearing the end of its interest rate hiking cycle increased. The Portfolio’s weighted average life (WAL) remained longer than its peers throughout most of the reporting period before shortening versus peers in the last two months of the reporting period.

To take advantage of changing relative value between sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the reporting period. During the reporting period, the Portfolio increased its positions in short, fixed rate US Treasuries, while reducing its positions in floating rate agency securities and agency discount notes to offset that increase.

Additionally, the Portfolio took advantage of changing floating rate spreads and shifted positioning across SOFR floaters accordingly. (Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Money Market Portfolio (As of 12/31/2023)

Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
U.S. Treasury Bills	5.307%	01/02/2024	3.4%
U.S. Treasury Bills	5.313%	01/11/2024	3.3%
U.S. Treasury Bills	3.294%	01/30/2024	3.2%
U.S. Treasury Bills	5.382%	01/23/2024	3.2%
U.S. Treasury Bills	5.310%	02/08/2024	2.3%
U.S. Treasury Bills	5.304%	01/09/2024	1.8%
Federal Farm Credit Bank	5.505%	10/16/2024	1.8%
U.S. Treasury Bills	5.357%	02/29/2024	1.5%
U.S. Treasury Bills	5.446%	02/06/2024	1.4%
U.S. Treasury Bills	5.416%	01/04/2024	1.4%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM High Yield Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	11.82%	5.94%	5.17%	—
Portfolio: Class III	11.53	N/A	N/A	0.98
Bloomberg US High Yield 1% Issuer Capped Index	13.46	5.25	4.53	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM High Yield Bond Portfolio Class I shares returned 11.82%. The Portfolio’s Class I shares underperformed the Bloomberg US High Yield 1% Issuer Capped Index.

What were market conditions during the reporting period?

US high yield bonds rallied during calendar year 2023 (the reporting period). Spreads and yields both tightened into the end of the reporting period, as risk assets benefited from increasingly benign inflation data, better-than-feared third-quarter corporate earnings, dovish comments from the Federal Reserve (the Fed), and the expectation that the Fed would pivot to rate cuts sometime in 2024. (A dovish signal by the Fed indicates the potential for a looser monetary policy supported by holding interest rates steady or lowering them.) Meanwhile, the technical backdrop remained supportive due to a variety of factors, including lower new issuances and a growing share of below-investment-grade companies opting to issue in the private credit markets instead.

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened from 136 basis points (bps) to 323 bps as of the end of the reporting period. (One basis point equals 0.01%.) Meanwhile, high yield companies’ earnings and liquidity generally remained strong, and leverage remained well below the long-term average, despite some signs of deterioration and a series of rolling crises, including a string of regional bank failures. After posting outflows of $47 billion during 2022, high yield bond mutual funds and exchange-traded funds saw $7.9 billion of outflows during 2023, despite two consecutive monthly inflows totaling $15.4 billion in the last two months of the reporting period. However, supply/demand dynamics remained supportive as relatively low issuance in the primary market helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuances totaled $175.9 billion in 2023, or $59.5 billion excluding refinancing activity. By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.84%, up from 1.65% at the end of the previous reporting period, according to J.P. Morgan.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s relative underperformance versus the benchmark was driven primarily by overall security selection, with selection in the telecom, chemicals, and media & entertainment sectors detracting the most. This was partially offset by selection in technology, finance & insurance, and consumer non-cyclicals, which contributed to the Portfolio’s relative performance during the period. Overall sector allocation also detracted from performance, with an underweight to gaming/lodging/leisure, along with overweights to cable & satellite and electric utilities, detracting the most. This was partially offset by an overweight to building materials & home construction, along with underweights to telecom and technology, which contributed to performance. From a beta perspective, on average, having less risk in the Portfolio relative to the benchmark was a detractor from returns during the period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM High Yield Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Among the largest single-name contributors to the Portfolio’s performance during the reporting period were positions in Commscope Holding Company, Inc. (technology), Vistra Corp. (electric utilities), and Lumen Technologies, Inc. (telecom). Positions in Digicel Group Holdings Ltd. (telecom), Diamond Sports Group LLC (media & entertainment), and Chesapeake Energy Corp. (upstream energy) were the largest single-name detractors from the Portfolio’s performance.

During the period, the Portfolio used US Treasury futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The impact of futures detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) and swaps to manage the overall risk profile of the Portfolio, which had a positive aggregate impact on performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM High Yield Bond Portfolio (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	4.0%
AA	5.1%
BBB	4.1%
BB	27.0%
B	37.9%
CCC and Below	15.6%
NR	3.6%
Cash/Cash Equivalents	2.7%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	32.52%	14.71%	10.52%	—
Portfolio: Class II	31.98	14.25	10.08	—
Portfolio: Class III	32.19	N/A	N/A	3.69
Russell 1000® Index	26.53	15.52	11.80	—
S&P 500 Index	26.29	15.69	12.03	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM Jennison Blend Portfolio Class I shares returned 32.52%. The Portfolio’s Class I shares outperformed both the Russell 1000 Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Equities rose strongly in calendar year 2023 (the reporting period), led by gains in growth stocks, especially technology companies. The reporting period was dominated by the US Federal Reserve’s (the Fed’s) historic campaign of interest rate hikes.

Throughout the reporting period, many investors anticipated a significant slowdown and a possible recession that ultimately did not occur. The Fed’s expeditious steps following the failure of three major US banks in March provided stability and calm, resulting in a short-lived period of unease. The ongoing war in Ukraine and the Israel/Hamas conflict in the Middle East did not lead to a typical spike in energy prices. Indeed, the price of energy declined beginning in October, in line with reduced demand trends and abundant supply.

Volatility in the capital markets reflected economic and geopolitical realities in different ways throughout the reporting period. At the beginning of the reporting period, the 10-year US Treasury bond’s yield was approximately 3.8%, with an expectation that the federal funds rate would rise as the Fed’s battle to curb inflation continued. That rate, which started the reporting period in a range of 4.25% to 4.50%, reached a peak range of 5.25% to 5.50% in July and remained at that level through the end of the reporting period. Meanwhile, the 10-year US Treasury yield peaked at just under 5.0% in late October before declining at the end of the reporting period to its level at the beginning. Markets rallied in December after the Fed stated inflation had cooled and additional interest rate increases appeared unnecessary.

The grudging pace of the US economic slowdown was a surprise to many investors during the reporting period. In Jennison’s view, consumer resiliency in the face of geopolitical and macroeconomic turbulence was a significant reason, reflecting low unemployment, corporate balance sheet strength, and rising financial asset prices. Uncertainty about the US economy’s ability to avoid recession remained a focus at the end of the reporting period, with easing inflation and lower borrowing costs serving as economic tailwinds. Wage rates were no longer rising, and entry-level pay in some cases was below the COVID-19 pandemic peak. Corporate profits favorably weathered the post-pandemic period.

The S&P 500 Index advanced 26.29% during the reporting period. The information technology, communication services, and consumer discretionary sectors had the biggest gains. Utilities and energy were the only sectors to decline, while other defensive value sectors such as consumer staples and healthcare saw modest gains for the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its assigned performance index, the Russell 1000 Index (‘the Index”), during the reporting period. The success of the Fed’s effort to lower inflation—along with clearing of the supply chain, resilient consumer spending, and most important, healthy earnings—drove the Portfolio’s strong performance.

Stock selection in the information technology, healthcare, consumer staples, and communication services sectors contributed the most to the Portfolio’s performance relative to the Index during the reporting period. Stock selection in the financials and energy sectors, along with an underweight position relative to the Index in the information technology sector and an overweight position in the energy sector, detracted the most from relative results.

Relative to the Index, the most notable stocks to contribute to the Portfolio’s overall performance during the reporting period included NVIDIA Corp., Microsoft Corp., Apple, Inc., Meta Platforms, Inc., and Amazon.com, Inc. Relative to the Index, the Portfolio’s top detractors for the reporting period included Bristol-Myers Squibb Co., ConocoPhillips, Danaher Corp., RTX Corp., and PNC Financial Services Group, Inc.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Blend Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	6.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	5.4%
Amazon.com, Inc.	Broadline Retail	3.6%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.2%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	2.7%
JPMorgan Chase & Co.	Banks	2.7%
Visa, Inc. (Class A Stock)	Financial Services	2.4%
Mastercard, Inc. (Class A Stock)	Financial Services	2.3%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	53.51%	18.27%	14.33%	—
Portfolio: Class II	52.89	17.81	13.87	—
Portfolio: Class III	53.12	N/A	N/A	2.13
Russell 1000® Growth Index	42.68	19.50	14.86	—
S&P 500 Index	26.29	15.69	12.03	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM Jennison Growth Portfolio Class I shares returned 53.51%. The Portfolio’s Class I shares outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Equities rose strongly in calendar year 2023 (the reporting period), led by gains in growth stocks, especially technology companies. The reporting period was dominated by the US Federal Reserve’s (the Fed’s) historic campaign of interest rate hikes.

Throughout the reporting period, many investors anticipated a significant slowdown and a possible recession that ultimately did not occur. The Fed’s expeditious steps following the failure of three major US banks in March provided stability and calm, resulting in a short-lived period of unease. The ongoing war in Ukraine and the Israel/Hamas conflict in the Middle East did not lead to a typical spike in energy prices. Indeed, the price of energy declined beginning in October, in line with reduced demand trends and abundant supply.

Volatility in the capital markets reflected economic and geopolitical realities in different ways throughout the reporting period. At the beginning of the reporting period, the 10-year US Treasury bond’s yield was approximately 3.8%, with an expectation that the federal funds rate would rise as the Fed’s battle to curb inflation continued. That rate, which started the reporting period in a range of 4.25% to 4.50%, reached a peak range of 5.25% to 5.50% in July and remained at that level through the end of the reporting period. Meanwhile, the 10-year US Treasury yield peaked at just under 5.0% in late October before declining at the end of the reporting period to its level at the beginning. Markets rallied in December after the Fed stated inflation had cooled and additional interest rate increases appeared unnecessary.

The grudging pace of the US economic slowdown was a surprise to many investors during the reporting period. In Jennison’s view, consumer resiliency in the face of geopolitical and macroeconomic turbulence was a significant reason, reflecting low unemployment, corporate balance sheet strength, and rising financial asset prices. Uncertainty about the US economy’s ability to avoid recession remained a focus at the end of the reporting period, with easing inflation and lower borrowing costs serving as economic tailwinds. Wage rates were no longer rising, and entry-level pay in some cases was below the COVID-19 pandemic peak. Corporate profits favorably weathered the post-pandemic period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio significantly outperformed its assigned performance index, the Russell 1000 Growth Index, during the reporting period. The success of the Fed’s effort to lower inflation—along with clearing of the supply chain, resilient consumer spending, and most importantly, healthy earnings—drove the Portfolio’s strong performance.

During the previous reporting period, the Portfolio reduced or eliminated positions in companies with minimal free cash flows and very high valuations, as well as in companies that benefited disproportionately from COVID-19 pandemic demand. At the same time, positions were maintained in companies with strong fundamentals that were expected to perform well as share prices were revalued by the markets. Many of these maintained stock positions posted strong gains for the Portfolio during the reporting period. Jennison believes this price appreciation benefited from the depressed nature of valuations at the start of the reporting period, as well as from early indications that near- and medium-term revenue and profit expectations for numerous companies were beginning to improve.

Key individual contributors to the Portfolio’s absolute return during the reporting period included NVIDIA Corp., Microsoft Corp., Amazon.com, Inc., Apple, Inc., and Tesla, Inc. Key individual detractors from absolute return during the reporting period included UnitedHealth Group, Inc., Adyen NV, Argenx SE, Danaher Corp., and Ulta Beauty, Inc.

Taken together, the last two reporting periods encompassed financial market distress driven by historic inflationary pressures and interest rate increases, followed by a rebound in asset prices to levels that, in some cases, reached near peaks. Valuation played a significant role in both the decline and rebound of asset prices. This reporting period has been challenging, but Portfolio holdings meaningfully participated in the recovery. Jennison believes these companies navigated this environment in strong financial and operational health.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Growth Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	8.2%
Amazon.com, Inc.	Broadline Retail	7.7%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	6.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.4%
Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	3.9%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	3.8%
Eli Lilly & Co.	Pharmaceuticals	3.5%
Tesla, Inc.	Automobile	3.4%
Visa, Inc. (Class A Stock)	Financial Services	2.9%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	2.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	15.20%	12.10%	7.71%	—
Portfolio: Class II	14.74	11.66	7.28	—
Portfolio: Class III	14.92	N/A	N/A	6.16
Russell 1000® Value Index	11.46	10.91	8.40	—
S&P 500 Index	26.29	15.69	12.03	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM Jennison Value Portfolio Class I shares returned 15.20%. The Portfolio’s Class I shares outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Equities rose strongly in calendar year 2023 (the reporting period), led by gains in growth stocks, especially technology companies. The reporting period was dominated by the US Federal Reserve’s (the Fed’s) historic campaign of interest rate hikes.

Throughout the reporting period, many investors anticipated a significant slowdown and a possible recession that ultimately did not occur. The Fed’s expeditious steps following the failure of three major US banks in March provided stability and calm, resulting in a short-lived period of unease. The ongoing war in Ukraine and the Israel/Hamas conflict in the Middle East did not lead to a typical spike in energy prices. Indeed, the price of energy declined beginning in October, in line with reduced demand trends and abundant supply.

Volatility in the capital markets reflected economic and geopolitical realities in different ways throughout the reporting period. At the beginning of the reporting period, the 10-year US Treasury bond’s yield was approximately 3.8%, with an expectation that the federal funds rate would rise as the Fed’s battle to curb inflation continued. That rate, which started the reporting period in a range of 4.25% to 4.50%, reached a peak range of 5.25% to 5.50% in July and remained at that level through the end of the reporting period. Meanwhile, the 10-year US Treasury yield peaked at just under 5.0% in late October before declining at the end of the reporting period to its level at the beginning. Markets rallied in December after the Fed stated inflation had cooled and additional interest rate increases appeared unnecessary.

The grudging pace of the US economic slowdown was a surprise to many investors during the reporting period. In Jennison’s view, consumer resiliency in the face of geopolitical and macroeconomic turbulence was a significant reason, reflecting low unemployment, corporate balance sheet strength, and rising financial asset prices. Uncertainty about the US economy’s ability to avoid recession remained a focus at the end of the reporting period, with easing inflation and lower borrowing costs serving as economic tailwinds. Wage rates were no longer rising, and entry-level pay in some cases was below the COVID-19 pandemic peak. Corporate profits favorably weathered the post-pandemic period.

The Portfolio’s assigned performance index, the Russell 1000 Value Index (“the Index”), advanced 11.46% during the reporting period. The information technology, communication services, and industrials sectors had the biggest gains. Defensive value sectors such as utilities, healthcare, and consumer staples fell during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed the Index during the reporting period. The success of the Fed’s effort to lower inflation—along with clearing of the supply chain, resilient consumer spending, and most important, healthy earnings—drove the Portfolio’s strong performance.

Stock selection in the information technology, healthcare, and communication services sectors, along with an overweight position relative to the Index in the information technology sector, added most to the Portfolio’s relative performance during the reporting period. Stock selection in the industrials sector, along with an underweight allocation relative to the Index in the communication services sector, detracted the most from relative results.

Relative to the Index, the most notable contributors to the Portfolio’s performance during the reporting period included Meta Platforms, Inc., Broadcom, Inc., Eli Lilly & Co., Microsoft Corp., and Salesforce, Inc. Relative to the Index, the Portfolio’s top detractors from performance for the reporting period included Bristol-Myers Squibb Co., Chevron Corp., RTX Corp., Aptiv plc, and Danaher Corp.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Value Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	4.1%
Bank of America Corp.	Banks	3.3%
Chubb Ltd.	Insurance	2.7%
Linde PLC	Chemicals	2.7%
Alexandria Real Estate Equities, Inc.	Office REITs	2.4%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.4%
PNC Financial Services Group, Inc. (The)	Banks	2.3%
Goldman Sachs Group, Inc. (The)	Capital Markets	2.3%
Walmart, Inc.	Consumer Staples Distribution & Retail	2.3%
Truist Financial Corp.	Banks	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	7.27%	1.75%	2.77%	—
Portfolio: Class III	7.08	N/A	N/A	-2.81
Bloomberg US Aggregate Bond Index	5.53	1.10	1.81	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF PGIM Total Return Bond Portfolio Class I shares returned 7.27%. The Portfolio’s Class I shares outperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by a drawdown in household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities (MBS) posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, sector allocation and individual security selection were the main contributors to the Portfolio’s outperformance versus the primary benchmark. Within sector allocation, overweights in high yield corporate bonds, CLOs, and bank loans contributed to the Portfolio’s performance. This was partially offset by underweights to investment-grade corporate bonds and agency securities, which detracted from performance. Within security

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

selection, positioning in investment-grade corporate bonds, non-agency MBS, and CLOs were the largest contributors to performance. This was partially offset by selection in CMBS and US Treasuries, both of which detracted from performance. Within credit, selection in foreign non-corporates, banking, and midstream energy contributed to the Portfolio’s performance. Selection in telecom, media & entertainment, and upstream energy detracted from performance.

The Portfolio’s duration positioning also contributed to performance during the reporting period, while its yield curve strategies detracted. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used total return and interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of these swaps had a positive impact on the Portfolio’s performance during the period. In addition, the Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. Use of the CDX detracted from the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Total Return Bond Portfolio (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	29.9%
AA	24.8%
A	12.0%
BBB	17.6%
BB	6.0%
B	4.4%
CCC and Below	1.2%
NR	2.9%
Cash/Cash Equivalents	1.2%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF Small-Cap Stock Index Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	15.74%	10.69%	8.36%	—
Portfolio: Class III	15.44	N/A	N/A	0.18
S&P SmallCap 600 Index	16.05	11.03	8.66	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF Small-Cap Stock Index Portfolio Class I shares returned 15.74%. The Portfolio’s Class I shares underperformed the S&P SmallCap 600 Index.

What were the market conditions during the reporting period?

US equities finished calendar year 2023 (the reporting period) firmly in positive territory, catapulted by robust fourth-quarter returns. The hype surrounding artificial intelligence propped up the S&P 500 Index throughout the reporting period, leading to large-cap stocks outperforming small-cap stocks that were more challenged by rising interest rates. Dovish signaling from the US Federal Reserve during its November and December meetings reversed this trend, and small-cap stocks that had been hindered by rising rates began outperforming large-cap stocks. (A dovish signal by the US Federal Reserve indicates the potential for a looser monetary policy supported by holding interest rates steady or lowering them.)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the largest contributors to the Portfolio’s performance were elf Beauty, Inc. (0.54%) and Rambus, Inc. (0.59%). The largest detractors from performance were Patterson-UTI Energy, Inc. (0.34%) and Helmerich & Payne, Inc. (0.42%). During the reporting period, industrials and consumer discretionary were the top-performing sectors while utilities and healthcare were the laggards.

Index futures and exchange-traded funds were used in the Portfolio for cash management purposes. They had a minimal effect on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Stock Index Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Small-Cap Stock Index Portfolio (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Cytokinetics, Inc.	Biotechnology	0.7%
elf Beauty, Inc.	Personal Care Products	0.7%
SPS Commerce, Inc.	Software	0.6%
Fabrinet (Thailand)	Electronic Equipment, Instruments & Components	0.6%
Applied Industrial Technologies, Inc.	Trading Companies & Distributors	0.6%
iShares Core S&P Small-Cap ETF	Unaffiliated Exchange-Traded Funds	0.6%
Meritage Homes Corp.	Household Durables	0.6%
Ensign Group, Inc. (The)	Health Care Providers & Services	0.5%
ATI, Inc.	Metals & Mining	0.5%
Mueller Industries, Inc.	Machinery	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	25.92%	15.34%	11.73%	—
Portfolio: Class III	25.60	N/A	N/A	6.13
S&P 500 Index	26.29	15.69	12.03	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2023, the PSF Stock Index Portfolio Class I shares returned 25.92%. The Portfolio’s Class I shares underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

US equities finished calendar year 2023 (the reporting period) firmly in positive territory, catapulted by robust fourth-quarter returns. The hype surrounding artificial intelligence propped up the S&P 500 Index throughout the reporting period, leading to large-cap stocks outperforming small-cap stocks that were more challenged by rising interest rates. Dovish signaling from the US Federal Reserve during its November and December meetings reversed this trend, and small-cap stocks that had been hindered by rising rates began outperforming large-cap stocks. (A dovish signal by the US Federal Reserve indicates the potential for a looser monetary policy supported by holding interest rates steady or lowering them.)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the largest contributors to the Portfolio’s performance were Microsoft Corp. (6.49%) and Apple, Inc. (7.11%). The largest detractors from performance were Pfizer, Inc. (0.59%) and Chevron Corp. (0.80%). During the reporting period, communication services and information technology were the top-performing sectors while utilities and energy were the laggards.

Index futures and exchange-traded funds were used in the Portfolio for cash management purposes. They had a minimal effect on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Stock Index Portfolio (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.9%
Microsoft Corp.	Software	6.8%
Amazon.com, Inc.	Broadline Retail	3.4%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.0%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.0%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.7%
Tesla, Inc.	Automobiles	1.7%
Berkshire Hathaway, Inc. (Class B Stock)	Financial Services	1.6%
JPMorgan Chase & Co.	Banks	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund	December 31, 2023
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Bloomberg Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Bloomberg US High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of US dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

PSF PGIM 50/50 Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF PGIM Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

The Prudential Series Fund	December 31, 2023
Benchmark Glossary — unaudited (continued)

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small company stocks.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index are calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, or the data included therein.

The Prudential Series Fund	December 31, 2023
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF Global (Class I)	Actual	$1,000.00	$1,075.20	0.79%	$4.13

	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

PSF Global (Class III)	Actual	$1,000.00	$1,073.90	1.04%	$5.44

	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

PSF Mid-Cap Growth (Class I)	Actual	$1,000.00	$1,071.30	0.65%	$3.39

	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

PSF Mid-Cap Growth (Class II)	Actual	$1,000.00	$1,069.30	1.06%	$5.53

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

PSF Mid-Cap Growth (Class III)	Actual	$1,000.00	$1,070.10	0.91%	$4.75

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

PSF Natural Resources (Class I)	Actual	$1,000.00	$1,031.20	0.51%	$2.61

	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

PSF Natural Resources (Class II)	Actual	$1,000.00	$1,029.30	0.91%	$4.65
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

PSF Natural Resources (Class III)	Actual	$1,000.00	$1,029.80	0.78%	$3.99
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

PSF PGIM 50/50 Balanced (Class I)	Actual	$1,000.00	$1,057.10	0.57%	$2.96
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

The Prudential Series Fund	December 31, 2023
Fees and Expenses — unaudited (continued)

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF PGIM 50/50 Balanced (Class III)	Actual	$1,000.00	$1,055.80	0.82%	$4.25
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

PSF PGIM Flexible Managed (Class I)	Actual	$1,000.00	$1,066.50	0.61%	$3.18
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

PSF PGIM Flexible Managed (Class III)	Actual	$1,000.00	$1,065.50	0.86%	$4.48
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Government Income (Class I)	Actual	$1,000.00	$1,030.60	0.55%	$2.82
	Hypothetical	$1,000.00	$1,022.43	0.55%	$2.80

PSF PGIM Government Income (Class III)	Actual	$1,000.00	$1,029.20	0.80%	$4.09
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

PSF PGIM Government Money Market (Class I)	Actual	$1,000.00	$1,025.70	0.33%	$1.68
	Hypothetical	$1,000.00	$1,023.54	0.33%	$1.68

PSF PGIM Government Money Market (Class III)	Actual	$1,000.00	$1,024.40	0.58%	$2.96
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

PSF PGIM High Yield Bond (Class I)	Actual	$1,000.00	$1,071.20	0.57%	$2.98
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

PSF PGIM High Yield Bond (Class III)	Actual	$1,000.00	$1,069.90	0.82%	$4.28
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

PSF PGIM Jennison Blend (Class I)	Actual	$1,000.00	$1,105.50	0.46%	$2.44
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

PSF PGIM Jennison Blend (Class II)	Actual	$1,000.00	$1,103.30	0.85%	$4.51
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

PSF PGIM Jennison Blend (Class III)	Actual	$1,000.00	$1,104.10	0.71%	$3.77
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

PSF PGIM Jennison Growth (Class I)	Actual	$1,000.00	$1,119.70	0.62%	$3.31
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

PSF PGIM Jennison Growth (Class II)	Actual	$1,000.00	$1,117.50	1.02%	$5.44
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

PSF PGIM Jennison Growth (Class III)	Actual	$1,000.00	$1,118.30	0.87%	$4.65
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

PSF PGIM Jennison Value (Class I)	Actual	$1,000.00	$1,084.80	0.42%	$2.21
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

PSF PGIM Jennison Value (Class II)	Actual	$1,000.00	$1,082.70	0.82%	$4.30
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

PSF PGIM Jennison Value (Class III)	Actual	$1,000.00	$1,083.70	0.67%	$3.52
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

PSF PGIM Total Return Bond (Class I)	Actual	$1,000.00	$1,043.80	0.43%	$2.22
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

PSF PGIM Total Return Bond (Class III)	Actual	$1,000.00	$1,043.30	0.68%	$3.50
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

PSF Small-Cap Stock Index (Class I)	Actual	$1,000.00	$1,093.00	0.39%	$2.06
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

PSF Small-Cap Stock Index (Class III)	Actual	$1,000.00	$1,091.60	0.64%	$3.37
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

The Prudential Series Fund	December 31, 2023
Fees and Expenses — unaudited (continued)

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF Stock Index (Class I)	Actual	$1,000.00	$1,078.70	0.29%	$1.52
	Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PSF Stock Index (Class III)	Actual	$1,000.00	$1,077.40	0.54%	$2.83
	Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	US Dollar

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
Aces — Alternative Credit Enhancements Securities
ADR — American Depositary Receipt
BABs — Build America Bonds
BARC — Barclays Bank PLC
BNP — BNP Paribas S.A.
BNS — Bank of Nova Scotia
BNYM — Bank of New York Mellon
BOA — Bank of America, N.A.
BOS — Bank of America Securities, Inc.
CDI — Chess Depository Interest
CDX — Credit Derivative Index
CGM — Citigroup Global Markets, Inc.
CIBC — Canadian Imperial Bank of Commerce
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CME — Chicago Mercantile Exchange
CVA — Certificate Van Aandelen (Bearer)
DAC — Designated Activity Company
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GNMA — Government National Mortgage Association
GS — Goldman Sachs & Co. LLC
GSI — Goldman Sachs International
HSBC — HSBC Bank PLC
iBoxx — Bond Market Indices

ING — ING Financial Markets LLC
IO — Interest Only (Principal amount represents notional)
JPM — JPMorgan Chase Bank N.A.
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MSCI — Morgan Stanley Capital International
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NAT — Natixis
NWS — NatWest Markets Securities, Inc.
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PO — Principal Only
PRFC — Preference Shares
Q — Quarterly payment frequency for swaps
RBD — RBC Dominion Securities, Inc.
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S&P — Standard & Poor’s
SCB — Standard Chartered Bank
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SPDR — Standard & Poor’s Depositary Receipts
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TBA — To Be Announced
TDM — TD Securities (USA) LLC
TIPS — Treasury Inflation-Protected Securities
UAG — UBS AG
UBS — UBS Securities LLC
USOIS — United States Overnight Index Swap
UTS — Unit Trust Security
WFS — Wells Fargo Securities LLC
XAMS — Amsterdam Stock Exchange
XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PSF GLOBAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 97.9%
Australia — 0.9%
ANZ Group Holdings Ltd.	29,400	$519,440
Bank of Queensland Ltd.	139,300	577,497
Beach Energy Ltd.	395,200	431,473
Elders Ltd.	99,500	510,939
Fortescue Ltd.	36,400	717,711
Harvey Norman Holdings Ltd.	256,800	735,240
JB Hi-Fi Ltd.	25,500	921,543
McMillan Shakespeare Ltd.	43,900	477,326
Metcash Ltd.	221,800	527,692
New Hope Corp. Ltd.	209,700	737,963
Perenti Ltd.*	432,300	306,112
Qantas Airways Ltd.*	127,000	465,203
Rio Tinto Ltd.	16,600	1,537,124
Stockland, REIT	226,700	687,498
Super Retail Group Ltd.	85,400	917,738

		10,070,499

Austria — 0.2%
BAWAG Group AG, 144A*	12,200	645,638
OMV AG	17,900	785,321
Wienerberger AG	23,000	766,333

		2,197,292

Belgium — 0.1%
Bekaert SA	15,700	806,940

Brazil — 0.4%
B3 SA - Brasil Bolsa Balcao	424,900	1,271,288
MercadoLibre, Inc.*	1,741	2,736,051
Yara International ASA	13,700	486,715

		4,494,054

Canada — 1.5%
Canadian Pacific Kansas City Ltd.(a)	45,526	3,599,286
Constellation Software, Inc.	692	1,715,714
Dollarama, Inc.	46,217	3,330,638
Intact Financial Corp.	13,785	2,120,833
Suncor Energy, Inc.	110,133	3,528,661
Toronto-Dominion Bank (The)	30,441	1,966,989

		16,262,121

China — 0.4%
Kingboard Holdings Ltd.	216,000	516,581
Kweichow Moutai Co. Ltd. (Class A Stock)	9,300	2,253,199
Lee & Man Paper Manufacturing Ltd.	44,000	12,908
PDD Holdings, Inc., ADR*	10,484	1,533,914

		4,316,602

Denmark — 1.0%
D/S Norden A/S	11,300	537,425
Danske Bank A/S	43,400	1,160,138
DSV A/S	12,566	2,207,931
Jyske Bank A/S	10,600	760,094
Novo Nordisk A/S (Class B Stock)	45,272	4,691,591
Pandora A/S	9,500	1,313,424

	Shares	Value
COMMON STOCKS (continued)
Denmark (cont’d.)
Spar Nord Bank A/S	35,000	$552,769

		11,223,372

Finland — 0.2%
Cargotec OYJ (Class B Stock)	8,200	478,330
Nokia OYJ	134,300	457,417
Nordea Bank Abp	83,600	1,037,844
Valmet OYJ	14,900	430,871

		2,404,462

France — 4.9%
Airbus SE	20,180	3,117,576
Arkema SA	8,700	991,086
AXA SA	21,300	695,582
BNP Paribas SA	17,400	1,208,355
Bouygues SA	25,100	947,004
Capgemini SE	10,127	2,116,458
Carrefour SA	28,100	514,642
Cie de Saint-Gobain SA	20,400	1,504,445
Cie Generale des Etablissements Michelin SCA	22,400	804,755
Coface SA	40,100	525,485
Credit Agricole SA	63,500	902,758
Dassault Systemes SE	58,839	2,880,011
Euroapi SA*	1	6
Ipsen SA	4,700	560,660
L’Oreal SA	6,694	3,336,964
LVMH Moet Hennessy Louis Vuitton SE	7,934	6,446,670
Nexity SA	13,100	244,144
Orange SA	50,900	580,140
Rexel SA	37,700	1,034,723
Rubis SCA	22,100	549,790
Safran SA	15,447	2,723,467
Societe BIC SA	11,300	784,745
Societe Generale SA	22,300	593,299
Sopra Steria Group SACA	3,800	832,267
Thales SA	9,712	1,438,083
TotalEnergies SE	71,341	4,851,118
TotalEnergies SE, ADR(a)	149,099	10,046,291
Vinci SA	21,815	2,745,314

		52,975,838

Germany — 2.1%
Allianz SE	2,900	775,000
Aurubis AG	6,800	556,428
Bayer AG	17,800	660,450
Bayerische Motoren Werke AG	18,800	2,091,907
Bilfinger SE	13,800	530,672
Daimler Truck Holding AG	18,900	709,961
Deutsche Post AG	25,100	1,242,351
Fresenius SE & Co. KGaA	18,600	576,517
Infineon Technologies AG	85,690	3,578,639
Mercedes-Benz Group AG	24,500	1,690,448
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,400	580,739
Siemens AG	41,222	7,733,631

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Germany (cont’d.)
Suedzucker AG	33,200	$520,135
United Internet AG	24,654	627,010
Volkswagen AG	7,100	929,070

		22,802,958

Hong Kong — 0.4%
AIA Group Ltd.	214,000	1,862,417
PAX Global Technology Ltd.	710,000	550,009
Swire Pacific Ltd. (Class A Stock)	82,600	699,593
Tongda Group Holdings Ltd.*	8,180,000	107,974
WH Group Ltd., 144A	1,839,000	1,187,625
Yue Yuen Industrial Holdings Ltd.	296,500	328,614

		4,736,232

India — 0.9%
HDFC Bank Ltd., ADR	49,056	3,292,148
Infosys Ltd., ADR(a)	111,331	2,046,264
Reliance Industries Ltd., 144A, GDR	66,608	4,159,632

		9,498,044

Indonesia — 0.1%
First Resources Ltd.	457,100	494,942

Ireland — 0.2%
Kingspan Group PLC	24,016	2,075,590

Israel — 0.1%
Oil Refineries Ltd.	1,906,900	642,662

Italy — 0.8%
A2A SpA	329,100	675,995
Coca-Cola HBC AG*	30,800	904,379
Ferrari NV(a)	6,207	2,100,635
Leonardo SpA	40,600	670,838
Mediobanca Banca di Credito Finanziario SpA	65,300	809,183
Moncler SpA	26,648	1,640,700
Piaggio & C SpA	135,000	444,578
Pirelli & C SpA, 144A	171,800	937,385
UnipolSai Assicurazioni SpA	242,800	606,720

		8,790,413

Japan — 4.9%
AGC, Inc.	13,600	504,076
Bell System24 Holdings, Inc.	45,100	558,730
BIPROGY, Inc.	17,700	553,317
Brother Industries Ltd.	44,300	705,478
Central Glass Co. Ltd.	22,900	431,855
Citizen Watch Co. Ltd.	91,200	542,391
Credit Saison Co. Ltd.	34,100	626,590
Daihen Corp.	14,200	647,976
Dai-ichi Life Holdings, Inc.	24,100	511,232
Daiichi Sankyo Co. Ltd.	67,700	1,853,404
Daiwa House Industry Co. Ltd.	17,900	541,124
DCM Holdings Co. Ltd.	71,900	658,880
DTS Corp.	13,000	324,245
EDION Corp.	50,800	565,998
Ferrotec Holdings Corp.	21,700	407,309
Fuji Corp.	21,900	375,780
Fuyo General Lease Co. Ltd.	3,300	285,836

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
GungHo Online Entertainment, Inc.*	22,600	$376,242
Gunze Ltd.	15,800	559,516
Hazama Ando Corp.	68,800	543,411
Honda Motor Co. Ltd.	147,900	1,525,621
Hoya Corp.	30,800	3,835,809
Isuzu Motors Ltd.	78,200	1,002,499
ITOCHU Corp.	43,900	1,788,479
Itoham Yonekyu Holdings, Inc.	17,460	477,183
Japan Lifeline Co. Ltd.	79,400	709,629
Kamigumi Co. Ltd.	9,900	235,924
KDDI Corp.	16,600	526,527
Keiyo Bank Ltd. (The)	76,500	368,461
Keyence Corp.	5,200	2,284,654
Komatsu Ltd.	28,900	752,074
Komeri Co. Ltd.	22,500	492,732
Lasertec Corp.	6,500	1,706,423
Lintec Corp.	30,000	583,968
Macnica Holdings, Inc.	10,000	525,342
Marubeni Corp.	32,000	503,825
Mitsubishi Gas Chemical Co., Inc.	26,000	415,099
Mitsubishi HC Capital, Inc.	112,300	752,388
Mitsubishi UFJ Financial Group, Inc.	113,900	977,505
Mitsui & Co. Ltd.	34,200	1,281,267
Mitsui Chemicals, Inc.	17,900	529,339
Mizuho Financial Group, Inc.	41,300	704,488
Nippon Telegraph & Telephone Corp.	438,200	535,079
Nishi-Nippon Financial Holdings, Inc.	48,600	560,406
Nomura Holdings, Inc.	145,600	655,720
Nomura Real Estate Holdings, Inc.	19,200	503,817
Ono Pharmaceutical Co. Ltd.	23,400	416,275
ORIX Corp.	31,900	599,120
Sankyu, Inc.	18,100	663,435
Santen Pharmaceutical Co. Ltd.	32,600	324,343
Seiko Epson Corp.	50,700	756,998
Seino Holdings Co. Ltd.	59,100	895,099
Shin-Etsu Chemical Co. Ltd.	101,200	4,232,504
Shionogi & Co. Ltd.	10,800	519,782
SKY Perfect JSAT Holdings, Inc.	119,400	589,730
SMC Corp.	1,100	588,430
Sumitomo Heavy Industries Ltd.	26,200	658,540
Sumitomo Mitsui Financial Group, Inc.	20,100	978,063
Teijin Ltd.	9,000	85,136
Toagosei Co. Ltd.	59,100	573,911
Tokuyama Corp.	26,500	448,383
Tokyo Electron Ltd.	19,400	3,448,154
Towa Pharmaceutical Co. Ltd.	6,100	101,609
Transcosmos, Inc.	25,100	535,471
Tsubakimoto Chain Co.	17,000	486,641
Yokohama Rubber Co. Ltd. (The)	27,300	623,895

		53,333,167

Netherlands — 2.2%
ABN AMRO Bank NV, 144A, CVA	51,300	771,475
Aegon Ltd.	215,700	1,254,090
Argenx SE, ADR*	2,093	796,240
ASML Holding NV (XAMS)	6,771	5,111,342
ASML Holding NV (XNGS)	8,393	6,352,830
ASR Nederland NV	14,000	661,359
BE Semiconductor Industries NV	13,781	2,080,600

SEE NOTES TO FINANCIAL STATEMENTS.

A3

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Netherlands (cont’d.)
ING Groep NV	71,300	$1,069,111
Koninklijke Ahold Delhaize NV	39,800	1,145,104
NN Group NV	18,700	739,040
Randstad NV	9,600	602,497
Shell PLC	97,900	3,204,667

		23,788,355

New Zealand — 0.0%
Air New Zealand Ltd.	887,700	356,276

Norway — 0.2%
DNB Bank ASA	36,000	765,405
Equinor ASA(a)	24,400	773,284
Mowi ASA	29,900	535,442

		2,074,131

Singapore — 0.1%
DBS Group Holdings Ltd.	19,500	493,132
Jardine Cycle & Carriage Ltd.	47,000	1,059,261

		1,552,393

South Africa — 0.1%
Anglo American PLC	21,700	543,080

South Korea — 0.4%
Samsung Electronics Co. Ltd., GDR	3,089	4,616,237

Spain — 1.0%
Amadeus IT Group SA	45,282	3,252,224
Banco Santander SA	249,200	1,042,325
Endesa SA	23,021	469,654
Industria de Diseno Textil SA	79,523	3,469,911
Mapfre SA	343,700	738,619
Repsol SA	94,700	1,404,773
Telefonica SA	142,100	555,593

		10,933,099

Sweden — 1.0%
Atlas Copco AB (Class A Stock)	207,695	3,578,816
Boliden AB	18,300	572,781
Evolution AB, 144A	19,233	2,290,851
Securitas AB (Class B Stock)	56,200	550,985
SKF AB (Class B Stock)	42,500	851,724
Swedbank AB (Class A Stock)	27,700	560,029
Telefonaktiebolaget LM Ericsson (Class B Stock)	80,900	509,119
Volvo AB (Class B Stock)	62,000	1,613,240

		10,527,545

Switzerland — 1.6%
Adecco Group AG	12,600	618,830
Baloise Holding AG	6,400	1,003,446
Bucher Industries AG	1,600	672,577
EFG International AG*	38,600	495,938
Forbo Holding AG	300	376,551
Helvetia Holding AG	675	93,074
Julius Baer Group Ltd.	9,600	538,542
Novartis AG	46,600	4,707,089
Partners Group Holding AG	1,330	1,923,115
Sandoz Group AG*	9,320	299,862

	Shares	Value
COMMON STOCKS (continued)

Switzerland (cont’d.)
Straumann Holding AG	12,356	$1,996,765
u-blox Holding AG*	4,400	522,890
UBS Group AG	58,100	1,804,678
Zurich Insurance Group AG	4,749	2,482,906

		17,536,263

Taiwan — 0.9%
MediaTek, Inc.	82,000	2,707,632
Taiwan Semiconductor Manufacturing Co. Ltd.	279,000	5,348,863
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	13,013	1,353,352

		9,409,847

United Kingdom — 3.6%
3i Group PLC	38,200	1,175,778
Ashtead Group PLC	35,995	2,501,911
Associated British Foods PLC	23,800	717,309
AstraZeneca PLC	26,778	3,612,082
Aviva PLC	97,700	540,616
BAE Systems PLC	91,764	1,298,846
Barratt Developments PLC	61,900	443,421
Bellway PLC	18,416	601,528
British American Tobacco PLC	20,500	599,813
BT Group PLC	399,900	630,077
Centrica PLC	349,400	626,371
CK Hutchison Holdings Ltd.	117,500	631,281
CNH Industrial NV	42,400	519,954
Coca-Cola Europacific Partners PLC	9,300	620,682
Compass Group PLC	124,343	3,402,439
Crest Nicholson Holdings PLC	143,814	397,656
DS Smith PLC	144,900	567,005
Halma PLC	57,166	1,662,153
Imperial Brands PLC	30,900	711,559
International Consolidated Airlines Group SA*	150,000	295,964
Investec PLC	102,000	689,819
J Sainsbury PLC	244,900	944,193
Keller Group PLC	48,200	540,263
Kingfisher PLC	357,200	1,106,743
Legal & General Group PLC	220,600	704,969
Lloyds Banking Group PLC	1,329,500	806,391
London Stock Exchange Group PLC	30,933	3,656,638
Marks & Spencer Group PLC	218,800	758,275
Paragon Banking Group PLC	101,300	898,081
Premier Foods PLC	264,100	456,532
Redde Northgate PLC	108,700	504,224
Redrow PLC	77,600	607,806
Rentokil Initial PLC	249,171	1,404,394
Spirax-Sarco Engineering PLC	11,461	1,533,432
Taylor Wimpey PLC	263,400	493,063
Tesco PLC	301,000	1,115,123
Virgin Money UK PLC	277,600	579,996
Vistry Group PLC	29,222	341,502

		38,697,889

United States — 67.7%
3M Co.	16,447	1,797,986

SEE NOTES TO FINANCIAL STATEMENTS.

A4

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Accenture PLC (Class A Stock)	8,676	$3,044,495
Adobe, Inc.*	4,876	2,909,022
Agilent Technologies, Inc.	6,983	970,846
Air Products & Chemicals, Inc.	9,674	2,648,741
Alphabet, Inc. (Class A Stock)*	161,782	22,599,328
Alphabet, Inc. (Class C Stock)*	24,826	3,498,728
Amazon.com, Inc.*	134,968	20,507,038
Ameren Corp.(a)	35,024	2,533,636
American International Group, Inc.	124,180	8,413,195
AMETEK, Inc.	30,702	5,062,453
Amphenol Corp. (Class A Stock)	35,792	3,548,061
Aon PLC (Class A Stock)	3,996	1,162,916
Apple, Inc.	97,956	18,859,469
Applied Materials, Inc.	21,729	3,521,619
Arthur J. Gallagher & Co.(a)	10,851	2,440,173
AvalonBay Communities, Inc., REIT(a)	37,206	6,965,707
Baker Hughes Co.	74,490	2,546,068
Bank of America Corp.	278,511	9,377,465
Baxter International, Inc.	124,455	4,811,430
Becton, Dickinson & Co.(a)	30,274	7,381,709
Best Buy Co., Inc.	22,137	1,732,884
Boeing Co. (The)*	20,480	5,338,317
Boston Scientific Corp.*	141,754	8,194,799
Bristol-Myers Squibb Co.	41,224	2,115,203
Cadence Design Systems, Inc.*	29,372	8,000,052
CF Industries Holdings, Inc.	47,218	3,753,831
Charles Schwab Corp. (The)	41,549	2,858,571
Chipotle Mexican Grill, Inc.*	437	999,402
Chubb Ltd.	45,033	10,177,458
Cigna Group (The)	11,834	3,543,691
Citigroup, Inc.	30,150	1,550,916
CME Group, Inc.	9,636	2,029,342
Coca-Cola Co. (The)	47,449	2,796,170
Colgate-Palmolive Co.	82,526	6,578,147
Conagra Brands, Inc.(a)	194,724	5,580,790
ConocoPhillips	24,267	2,816,671
CoStar Group, Inc.*	56,970	4,978,608
CRH PLC	29,320	2,027,771
Cummins, Inc.	19,884	4,763,610
CVS Health Corp.	63,433	5,008,670
Datadog, Inc. (Class A Stock)*	6,411	778,167
Dominion Energy, Inc.(a)	80,515	3,784,205
Eaton Corp. PLC	23,734	5,715,622
Elanco Animal Health, Inc.*	189,422	2,822,388
Elevance Health, Inc.	18,499	8,723,388
Eli Lilly & Co.	16,648	9,704,452
EOG Resources, Inc.	21,715	2,626,429
EQT Corp.	87,209	3,371,500
Equitable Holdings, Inc.	133,662	4,450,945
Estee Lauder Cos., Inc. (The) (Class A Stock)	14,009	2,048,816
Experian PLC	65,652	2,678,296
Exxon Mobil Corp.	54,547	5,453,609
Fifth Third Bancorp	141,414	4,877,369
Fiserv, Inc.*	55,492	7,371,557
Gartner, Inc.*	7,599	3,427,985
General Electric Co.	46,703	5,960,704
GSK PLC	139,600	2,578,301
Haleon PLC	196,736	805,491

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Hartford Financial Services Group, Inc. (The)	80,405	$6,462,954
Hess Corp.	5,631	811,765
Hilton Worldwide Holdings, Inc.	25,594	4,660,411
Holcim AG*	20,100	1,578,683
Honeywell International, Inc.	16,951	3,554,794
Howmet Aerospace, Inc.	50,142	2,713,685
Humana, Inc.	2,978	1,363,358
Huntington Bancshares, Inc.	299,370	3,807,986
ICON PLC*	18,226	5,159,234
Intel Corp.	113,191	5,687,848
International Paper Co.	93,387	3,375,940
Intuit, Inc.	8,341	5,213,375
Johnson & Johnson	52,264	8,191,859
Kenvue, Inc.	199,111	4,286,860
Kimberly-Clark Corp.	31,889	3,874,832
KKR & Co., Inc.	4,493	372,245
KLA Corp.	5,295	3,077,983
Kohl’s Corp.(a)	72,561	2,081,049
L3Harris Technologies, Inc.	38,442	8,096,654
Lam Research Corp.	4,589	3,594,380
Las Vegas Sands Corp.	71,708	3,528,751
Linde PLC	24,904	10,228,322
Lululemon Athletica, Inc.*	10,136	5,182,435
Martin Marietta Materials, Inc.	3,236	1,614,473
Marvell Technology, Inc.	14,759	890,115
Mastercard, Inc. (Class A Stock)	37,706	16,081,986
Medtronic PLC	71,350	5,877,813
Merck & Co., Inc.	30,479	3,322,821
Meta Platforms, Inc. (Class A Stock)*	50,426	17,848,787
Microsoft Corp.	140,741	52,924,246
Moody’s Corp.	953	372,204
MSCI, Inc.	11,579	6,549,661
News Corp. (Class A Stock)(a)	302,027	7,414,763
NextEra Energy, Inc.	19,582	1,189,411
Norfolk Southern Corp.	18,759	4,434,252
NVIDIA Corp.	44,590	22,081,860
O’Reilly Automotive, Inc.*	3,077	2,923,396
Pfizer, Inc.	154,860	4,458,419
Philip Morris International, Inc.	66,744	6,279,276
QUALCOMM, Inc.	85,302	12,337,228
Regeneron Pharmaceuticals, Inc.*	1,701	1,493,971
Roche Holding AG	7,200	2,092,994
Rockwell Automation, Inc.	7,007	2,175,533
RPM International, Inc.	24,900	2,779,587
Sanofi SA	19,300	1,917,894
Schneider Electric SE	13,663	2,750,446
Sempra	36,153	2,701,714
ServiceNow, Inc.*	10,988	7,762,912
Sherwin-Williams Co. (The)	9,104	2,839,538
Signify NV, 144A	22,700	761,273
Southern Co. (The)	142,836	10,015,660
Southwest Airlines Co.(a)	87,245	2,519,636
Spotify Technology SA*	13,582	2,552,194
Stanley Black & Decker, Inc.	61,247	6,008,331
Stellantis NV	37,800	885,245
STERIS PLC	7,302	1,605,345
Synopsys, Inc.*	13,342	6,869,929
Take-Two Interactive Software, Inc.*	12,656	2,036,983

SEE NOTES TO FINANCIAL STATEMENTS.

A5

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Texas Instruments, Inc.	14,407	$2,455,817
Thermo Fisher Scientific, Inc.	9,116	4,838,682
TransUnion	14,704	1,010,312
Tyson Foods, Inc. (Class A Stock)(a)	52,222	2,806,932
U.S. Bancorp	129,205	5,591,992
Uber Technologies, Inc.*	53,900	3,318,623
Union Pacific Corp.	15,862	3,896,024
United Parcel Service, Inc. (Class B Stock)	14,338	2,254,364
UnitedHealth Group, Inc.	1,399	736,532
Veeva Systems, Inc. (Class A Stock)*	5,744	1,105,835
Verisk Analytics, Inc.	29,352	7,011,019
Verizon Communications, Inc.	103,731	3,910,659
Vertex Pharmaceuticals, Inc.*	18,435	7,501,017
Visa, Inc. (Class A Stock)(a)	51,104	13,304,926
Vulcan Materials Co.	33,459	7,595,528
Walmart, Inc.	45,195	7,124,992
Walt Disney Co. (The)	14,163	1,278,777
Wells Fargo & Co.	216,657	10,663,858
Western Digital Corp.*	148,788	7,792,028
Weyerhaeuser Co., REIT	191,201	6,648,059
Williams Cos., Inc. (The)	61,810	2,152,842
Zimmer Biomet Holdings, Inc.	38,906	4,734,860
Zoetis, Inc.	15,793	3,117,064

		730,750,253

TOTAL COMMON STOCKS (cost $784,570,988)		1,057,910,556

PREFERRED STOCK — 0.1%
Germany
Henkel AG & Co. KGaA (PRFC)	8,800	707,890

(cost $695,642)

TOTAL LONG-TERM INVESTMENTS (cost $785,266,630)		1,058,618,446

	Shares	Value

SHORT-TERM INVESTMENTS — 6.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	4,680,293	$4,680,293
PGIM Core Ultra Short Bond Fund(wb)	13,087,808	13,087,808
PGIM Institutional Money Market Fund (cost $51,288,698; includes $51,046,569 of cash collateral for securities on loan)(b)(wb)	51,341,624	51,321,088

TOTAL SHORT-TERM INVESTMENTS (cost $69,056,799)		69,089,189

TOTAL INVESTMENTS—104.4% (cost $854,323,429)		1,127,707,635

Liabilities in excess of other assets — (4.4)%		(47,682,205)

NET ASSETS — 100.0%		$1,080,025,430

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,916,585; cash collateral of $51,046,569 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$10,070,499	$—
Austria	—	2,197,292	—
Belgium	—	806,940	—
Brazil	2,736,051	1,758,003	—
Canada	16,262,121	—	—
China	1,533,914	2,782,688	—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Denmark	$—	$11,223,372	$—
Finland	—	2,404,462	—
France	10,046,291	42,929,547	—
Germany	—	22,802,958	—
Hong Kong	—	4,736,232	—
India	5,338,412	4,159,632	—
Indonesia	—	494,942	—
Ireland	—	2,075,590	—
Israel	—	642,662	—
Italy	2,100,635	6,689,778	—
Japan	—	53,333,167	—
Netherlands	7,149,070	16,639,285	—
New Zealand	—	356,276	—
Norway	—	2,074,131	—
Singapore	—	1,552,393	—
South Africa	—	543,080	—
South Korea	—	4,616,237	—
Spain	—	10,933,099	—
Sweden	—	10,527,545	—
Switzerland	—	17,536,263	—
Taiwan	1,353,352	8,056,495	—
United Kingdom	620,682	38,077,207	—
United States	714,701,630	16,048,623	—
Preferred Stock
Germany	—	707,890	—
Short-Term Investments
Affiliated Mutual Funds	69,089,189	—	—

Total	$830,931,347	$296,776,288	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Software	8.2%
Semiconductors & Semiconductor Equipment	8.0
Affiliated Mutual Funds (4.7% represents investments purchased with collateral from securities on loan)	6.4
Banks	5.5
Pharmaceuticals	5.4
Oil, Gas & Consumable Fuels	4.4
Insurance	4.1
Interactive Media & Services	4.1
Financial Services	4.1
Health Care Equipment & Supplies	3.6
Technology Hardware, Storage & Peripherals	3.0
Broadline Retail	2.9
Chemicals	2.8
Aerospace & Defense	2.4
Capital Markets	2.3
Machinery	2.2
Industrial Conglomerates	1.9
Health Care Providers & Services	1.8
Hotels, Restaurants & Leisure	1.7
Electrical Equipment	1.6
Ground Transportation	1.5

Textiles, Apparel & Luxury Goods	1.4%
Construction Materials	1.3
Professional Services	1.2
Food Products	1.2
Specialty Retail	1.2
IT Services	1.1
Consumer Staples Distribution & Retail	1.1
Electric Utilities	1.1
Household Products	1.1
Life Sciences Tools & Services	1.0
Automobiles	1.0
Personal Care Products	1.0
Multi-Utilities	1.0
Biotechnology	0.9
Electronic Equipment, Instruments & Components	0.9
Media	0.7
Tobacco	0.7
Trading Companies & Distributors	0.7
Real Estate Management & Development	0.6
Residential REITs	0.6
Diversified Telecommunication Services	0.6
Specialized REITs	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A7

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Beverages	0.6%
Air Freight & Logistics	0.6
Entertainment	0.6
Metals & Mining	0.5
Building Products	0.5
Construction & Engineering	0.4
Containers & Packaging	0.4
Passenger Airlines	0.3
Commercial Services & Supplies	0.3
Household Durables	0.3
Energy Equipment & Services	0.2
Automobile Components	0.2
Health Care Technology	0.1
Communications Equipment	0.1

Diversified REITs	0.1%
Consumer Finance	0.1
Gas Utilities	0.1
Marine Transportation	0.1
Wireless Telecommunication Services	0.0	*
Transportation Infrastructure	0.0	*
Paper & Forest Products	0.0	*

	104.4
Liabilities in excess of other assets	(4.4)

	100.0%

* Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$49,916,585	$(49,916,585)	$—

(1)  Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

PSF GLOBAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $49,916,585:
Unaffiliated investments (cost $785,266,630)	$1,058,618,446
Affiliated investments (cost $69,056,799)	69,089,189
Foreign currency, at value (cost $2,453,499)	2,462,202
Tax reclaim receivable	2,038,450
Dividends receivable	1,089,962
Receivable for investments sold	286,820
Receivable for Portfolio shares sold	80,630
Receivable from affiliate	2,516
Prepaid expenses and other assets	18,586

Total Assets	1,133,686,801

LIABILITIES
Payable to broker for collateral for securities on loan	51,046,569
Payable to affiliate	954,704
Management fee payable	631,473
Payable for investments purchased	543,775
Accrued expenses and other liabilities	360,524
Payable for Portfolio shares purchased	122,099
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	890
Distribution fee payable	226

Total Liabilities	53,661,371

NET ASSETS	$1,080,025,430

Net assets were comprised of:
Partners’ Equity	$1,080,025,430

Class I:
Net asset value and redemption price per share, $1,078,931,551 / 19,553,813 outstanding shares of beneficial interest	$55.18

Class III:
Net asset value and redemption price per share, $1,093,879 / 19,960 outstanding shares of beneficial interest	$54.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,565,504 foreign withholding tax, of which $126,426 is reimbursable by an affiliate)	$22,928,801
Affiliated dividend income	1,111,921
Income from securities lending, net (including affiliated income of $134,966)	163,239
Interest income	32,955

Total income	24,236,916

EXPENSES
Management fee	8,050,026
Distribution fee—Class III	2,091
Custodian and accounting fees	218,773
Shareholders’ reports	86,501
Professional Fees	82,067
Audit fee	39,750
Trustees’ fees	26,170
Transfer agent’s fees and expenses (including affiliated expense of $6,365)	11,166
Miscellaneous	374,081

Total expenses	8,890,625
Less: Fee waivers and/or expense reimbursement	(499,102)

Net expenses	8,391,523

NET INVESTMENT INCOME (LOSS)	15,845,393

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,180)	36,720,145
Foreign currency transactions	(215,378)

36,504,767

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $215)	142,210,776
Foreign currencies	99,709

142,310,485

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	178,815,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$194,660,645

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$15,845,393	$16,463,462
Net realized gain (loss) on investment and foreign currency transactions	36,504,767	149,340,935
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	142,310,485	(448,944,809)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	194,660,645	(283,140,412)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	20,641,883	17,030,984
Portfolio shares purchased	(322,780,659)	(65,062,909)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(302,138,776)	(48,031,925)

TOTAL INCREASE (DECREASE)	(107,478,131)	(331,172,337)
NET ASSETS:
Beginning of year	1,187,503,561	1,518,675,898

End of year	$1,080,025,430	$1,187,503,561

SEE NOTES TO FINANCIAL STATEMENTS.

A9

PSF GLOBAL PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$46.14	$56.82	$48.06	$41.49	$31.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.74	0.63	0.46	0.41	0.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.30	(11.31)	8.30	6.16	9.14

Total from investment operations	9.04	(10.68)	8.76	6.57	9.66

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$55.18	$46.14	$56.82	$48.06	$41.49

Total Return(d)	19.59%	(18.80)%	18.23%	15.84%	30.39	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,078.9	$1,186.9	$1,518.5	$1,377.0	$1,263.7
Average net assets (in millions)	$1,072.5	$1,262.8	$1,472.2	$1,190.6	$1,157.5
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.78%	0.75%	0.74%	0.76%	0.77%
Expenses before waivers and/or expense reimbursement	0.83%	0.79%	0.78%	0.80%	0.80%
Net investment income (loss)	1.48%	1.30%	0.86%	1.01%	1.41%
Portfolio turnover rate(g)	41%	52%	21%	34%	26%

Class III
	Year Ended December 31,		April 26, 2021(h) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$45.94	$56.72	$53.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.54	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.28	(11.32)	3.44

Total from investment operations	8.86	(10.78)	3.59

Net Asset Value, end of period	$54.80	$45.94	$56.72

Total Return(d)	19.29%	(19.01)%	6.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.1	$0.6	$0.2
Average net assets (in millions)	$0.8	$0.5	$0.1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.03%	1.00%	0.99	%(i)
Expenses before waivers and/or expense reimbursement	1.08%	1.04%	1.03	%(i)
Net investment income (loss)	1.15%	1.14%	0.40	%(i)
Portfolio turnover rate(g)	41%	52%	21%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

PSF MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS
Aerospace & Defense — 1.2%
HEICO Corp. (Class A Stock)	33,886	$4,826,722

Automobiles — 0.5%
Thor Industries, Inc.(a)	16,680	1,972,410

Beverages — 0.5%
Constellation Brands, Inc. (Class A Stock)	8,184	1,978,482

Biotechnology — 5.3%
Alnylam Pharmaceuticals, Inc.*(a)	18,801	3,598,699
Amicus Therapeutics, Inc.*	113,326	1,608,096
Apellis Pharmaceuticals, Inc.*(a)	25,954	1,553,607
Exact Sciences Corp.*	52,820	3,907,624
Exelixis, Inc.*	118,181	2,835,162
Natera, Inc.*(a)	59,833	3,747,939
Neurocrine Biosciences, Inc.*	24,609	3,242,482

		20,493,609

Building Products — 2.6%
Simpson Manufacturing Co., Inc.	11,228	2,222,920
Trane Technologies PLC	31,469	7,675,289

		9,898,209

Capital Markets — 8.6%
Ares Management Corp. (Class A Stock)(a)	42,551	5,060,165
FactSet Research Systems, Inc.	9,150	4,365,007
Interactive Brokers Group, Inc. (Class A Stock)	23,102	1,915,156
KKR & Co., Inc.	60,731	5,031,563
LPL Financial Holdings, Inc.	13,430	3,056,937
Moody’s Corp.	8,335	3,255,318
MSCI, Inc.	8,264	4,674,532
Raymond James Financial, Inc.(a)	24,967	2,783,820
Tradeweb Markets, Inc. (Class A Stock)	36,857	3,349,564

		33,492,062

Commercial Services & Supplies — 3.7%
Cintas Corp.	7,566	4,559,725
Copart, Inc.*	154,495	7,570,255
MSA Safety, Inc.	13,966	2,357,880

		14,487,860

Communications Equipment — 0.6%
Arista Networks, Inc.*	9,637	2,269,610

Construction & Engineering — 2.2%
AECOM	32,446	2,998,984
Quanta Services, Inc.(a)	26,068	5,625,474

		8,624,458

Distributors — 1.0%
Pool Corp.(a)	9,539	3,803,295

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.*(a)	31,188	2,939,157

Electrical Equipment — 1.8%
AMETEK, Inc.	25,226	4,159,515

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Hubbell, Inc.	8,195	$2,695,581

		6,855,096

Electronic Equipment, Instruments & Components — 3.6%
Amphenol Corp. (Class A Stock)	49,578	4,914,667
Jabil, Inc.	31,568	4,021,763
Keysight Technologies, Inc.*	14,694	2,337,668
Teledyne Technologies, Inc.*	5,837	2,604,995

		13,879,093

Energy Equipment & Services — 0.9%
TechnipFMC PLC (United Kingdom)(a)	167,491	3,373,269

Entertainment — 1.2%
Take-Two Interactive Software, Inc.*	29,423	4,735,632

Financial Services — 1.5%
Global Payments, Inc.	12,460	1,582,420
Remitly Global, Inc.*(a)	118,619	2,303,581
Rocket Cos., Inc. (Class A Stock)*(a)	134,348	1,945,359

		5,831,360

Ground Transportation — 3.3%
J.B. Hunt Transport Services, Inc.	16,960	3,387,590
Old Dominion Freight Line, Inc.	13,815	5,599,634
Uber Technologies, Inc.*	60,757	3,740,809

		12,728,033

Health Care Equipment & Supplies — 6.2%
Align Technology, Inc.*(a)	13,292	3,642,008
Cooper Cos., Inc. (The)	6,860	2,596,098
Dexcom, Inc.*(a)	55,947	6,942,463
IDEXX Laboratories, Inc.*	8,600	4,773,430
Inspire Medical Systems, Inc.*	9,570	1,946,825
ResMed, Inc.(a)	9,180	1,579,144
Shockwave Medical, Inc.*(a)	13,266	2,527,969

		24,007,937

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.*	38,812	3,018,022
Centene Corp.*	48,277	3,582,636
McKesson Corp.	7,775	3,599,670

		10,200,328

Hotels, Restaurants & Leisure — 5.7%
Chipotle Mexican Grill, Inc.*	1,128	2,579,691
Domino’s Pizza, Inc.(a)	12,407	5,114,538
DoorDash, Inc. (Class A Stock)*	57,724	5,708,326
Hilton Worldwide Holdings, Inc.	26,235	4,777,131
Las Vegas Sands Corp.	38,353	1,887,351
Royal Caribbean Cruises Ltd.*(a)	17,066	2,209,876

		22,276,913

Household Durables — 1.0%
Garmin Ltd.(a)	19,066	2,450,744
Helen of Troy Ltd.*(a)	10,962	1,324,319

		3,775,063

Insurance — 0.8%
Arthur J. Gallagher & Co.(a)	13,288	2,988,205

SEE NOTES TO FINANCIAL STATEMENTS.

A11

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
IT Services — 4.6%
Gartner, Inc.*	11,675	$5,266,709
Globant SA*	16,109	3,833,620
MongoDB, Inc.*	14,643	5,986,791
Snowflake, Inc. (Class A Stock)*	13,732	2,732,668

		17,819,788

Life Sciences Tools & Services — 5.7%
10X Genomics, Inc. (Class A Stock)*(a)	26,473	1,481,429
Agilent Technologies, Inc.	52,513	7,300,882
IQVIA Holdings, Inc.*	23,966	5,545,253
Mettler-Toledo International, Inc.*	2,765	3,353,835
West Pharmaceutical Services, Inc.	12,599	4,436,360

		22,117,759

Machinery — 2.2%
Ingersoll Rand, Inc.	50,326	3,892,213
ITT, Inc.	40,539	4,837,113

		8,729,326

Media — 1.6%
Trade Desk, Inc. (The) (Class A Stock)*	88,682	6,381,557

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	32,332	1,376,373

Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	47,809	8,161,474
EOG Resources, Inc.	25,745	3,113,858

		11,275,332

Personal Care Products — 0.6%
elf Beauty, Inc.*	16,247	2,345,092

Pharmaceuticals — 0.5%
Royalty Pharma PLC (Class A Stock)	68,958	1,937,030

Professional Services — 1.9%
Booz Allen Hamilton Holding Corp.(a)	40,597	5,192,762
Verisk Analytics, Inc.	8,929	2,132,781

		7,325,543

Semiconductors & Semiconductor Equipment — 5.3%
Allegro MicroSystems, Inc. (Japan)*	21,132	639,666
Entegris, Inc.	31,583	3,784,275
Lam Research Corp.	4,431	3,470,625
Marvell Technology, Inc.	42,433	2,559,134
Monolithic Power Systems, Inc.(a)	7,947	5,012,809
ON Semiconductor Corp.*(a)	26,629	2,224,320
Rambus, Inc.*	40,206	2,744,059

		20,434,888

Software — 10.6%
Cadence Design Systems, Inc.*	4,495	1,224,303
Confluent, Inc. (Class A Stock)*(a)	119,879	2,805,169
Crowdstrike Holdings, Inc. (Class A Stock)*	36,715	9,374,074
Datadog, Inc. (Class A Stock)*	23,858	2,895,884
DocuSign, Inc.*	38,410	2,283,474
Elastic NV*	15,755	1,775,588
HubSpot, Inc.*	9,127	5,298,589

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Palo Alto Networks, Inc.*	13,689	$4,036,612
Procore Technologies, Inc.*	45,439	3,145,288
Synopsys, Inc.*	5,161	2,657,451
Workday, Inc. (Class A Stock)*	13,057	3,604,515
Zoom Video Communications, Inc. (Class A Stock)*	27,365	1,967,817

		41,068,764

Specialty Retail — 5.2%
AutoZone, Inc.*	817	2,112,443
Burlington Stores, Inc.*	10,799	2,100,190
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	29,947	3,340,887
Ross Stores, Inc.	65,784	9,103,848
Tractor Supply Co.(a)	15,789	3,395,109

		20,052,477

Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc.*	6,778	3,465,524

Trading Companies & Distributors — 0.7%
Air Lease Corp.	61,307	2,571,216

TOTAL LONG-TERM INVESTMENTS (cost $279,262,058)		382,337,472

SHORT-TERM INVESTMENTS — 15.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	3,441,275	3,441,275
PGIM Institutional Money Market Fund (cost $55,945,877; includes $55,664,375 of cash collateral for securities on loan)(b)(wb)	56,026,893	56,004,482

TOTAL SHORT-TERM INVESTMENTS (cost $59,387,152)		59,445,757

TOTAL INVESTMENTS—114.0% (cost $338,649,210)		441,783,229
Liabilities in excess of other assets — (14.0)%		(54,416,595)

NET ASSETS — 100.0%		$387,366,634

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,083,017; cash collateral of $55,664,375 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,826,722	$—	$—
Automobiles	1,972,410	—	—
Beverages	1,978,482	—	—
Biotechnology	20,493,609	—	—
Building Products	9,898,209	—	—
Capital Markets	33,492,062	—	—
Commercial Services & Supplies	14,487,860	—	—
Communications Equipment	2,269,610	—	—
Construction & Engineering	8,624,458	—	—
Distributors	3,803,295	—	—
Diversified Consumer Services	2,939,157	—	—
Electrical Equipment	6,855,096	—	—
Electronic Equipment, Instruments & Components	13,879,093	—	—
Energy Equipment & Services	3,373,269	—	—
Entertainment	4,735,632	—	—
Financial Services	5,831,360	—	—
Ground Transportation	12,728,033	—	—
Health Care Equipment & Supplies	24,007,937	—	—
Health Care Providers & Services	10,200,328	—	—
Hotels, Restaurants & Leisure	22,276,913	—	—
Household Durables	3,775,063	—	—
Insurance	2,988,205	—	—
IT Services	17,819,788	—	—
Life Sciences Tools & Services	22,117,759	—	—
Machinery	8,729,326	—	—
Media	6,381,557	—	—
Metals & Mining	1,376,373	—	—
Oil, Gas & Consumable Fuels	11,275,332	—	—
Personal Care Products	2,345,092	—	—
Pharmaceuticals	1,937,030	—	—
Professional Services	7,325,543	—	—
Semiconductors & Semiconductor Equipment	20,434,888	—	—
Software	41,068,764	—	—
Specialty Retail	20,052,477	—	—
Textiles, Apparel & Luxury Goods	3,465,524	—	—
Trading Companies & Distributors	2,571,216	—	—
Short-Term Investments
Affiliated Mutual Funds	59,445,757	—	—

Total	$441,783,229	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A13

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (14.4% represents investments purchased with collateral from securities on loan)	15.3%
Software	10.6
Capital Markets	8.6
Health Care Equipment & Supplies	6.2
Hotels, Restaurants & Leisure	5.7
Life Sciences Tools & Services	5.7
Biotechnology	5.3
Semiconductors & Semiconductor Equipment	5.3
Specialty Retail	5.2
IT Services	4.6
Commercial Services & Supplies	3.7
Electronic Equipment, Instruments & Components	3.6
Ground Transportation	3.3
Oil, Gas & Consumable Fuels	2.9
Health Care Providers & Services	2.6
Building Products	2.6
Machinery	2.2
Construction & Engineering	2.2
Professional Services	1.9
Electrical Equipment	1.8
Media	1.6

Financial Services	1.5%
Aerospace & Defense	1.2
Entertainment	1.2
Distributors	1.0
Household Durables	1.0
Textiles, Apparel & Luxury Goods	0.9
Energy Equipment & Services	0.9
Insurance	0.8
Diversified Consumer Services	0.8
Trading Companies & Distributors	0.7
Personal Care Products	0.6
Communications Equipment	0.6
Beverages	0.5
Automobiles	0.5
Pharmaceuticals	0.5
Metals & Mining	0.4

114.0
Liabilities in excess of other assets	(14.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$54,083,017	$(54,083,017)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $54,083,017:
Unaffiliated investments (cost $279,262,058)	$382,337,472
Affiliated investments (cost $59,387,152)	59,445,757
Receivable for investments sold	1,679,470
Receivable for Portfolio shares sold	79,697
Dividends receivable	79,442
Tax reclaim receivable	45,301
Prepaid expenses	3,287

Total Assets	443,670,426

LIABILITIES
Payable to broker for collateral for securities on loan	55,664,375
Accrued expenses and other liabilities	362,104
Management fee payable	188,185
Payable for investments purchased	57,945
Payable for Portfolio shares purchased	22,422
Payable to affiliate	6,717
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	509
Distribution fee payable	402
Administration fee payable	22

Total Liabilities	56,303,792

NET ASSETS	$387,366,634

Net assets were comprised of:
Partners’ Equity	$387,366,634

Class I:
Net asset value and redemption price per share, $385,395,522 / 13,936,256 outstanding shares of beneficial interest	$27.65

Class II:
Net asset value and redemption price per share, $179,354 / 7,041 outstanding shares of beneficial interest	$25.47

Class III:
Net asset value and redemption price per share, $1,791,758 / 65,220 outstanding shares of beneficial interest	$27.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $13,435 foreign withholding tax)	$1,667,788
Affiliated dividend income	286,946
Affiliated income from securities lending, net	102,753

Total income	2,057,487

EXPENSES
Management fee	2,060,995
Distribution fee—Class II	420
Distribution fee—Class III	3,484
Administration fee—Class II	252
Custodian and accounting fees	55,615
Shareholders’ reports	54,560
Professional Fees	30,653
Audit fee	29,150
Trustees’ fees	14,130
Transfer agent’s fees and expenses (including affiliated expense of $6,367)	11,168
Miscellaneous	22,783

Total expenses	2,283,210
Less: Fee waivers and/or expense reimbursement	(44,655)

Net expenses	2,238,555

NET INVESTMENT INCOME (LOSS)	(181,068)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $7,091)	9,235,904

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,226))	64,349,757

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	73,585,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,404,593

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(181,068)	$(436,710)
Net realized gain (loss) on investment transactions	9,235,904	(9,216,436)
Net change in unrealized appreciation (depreciation) on investments	64,349,757	(104,430,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,404,593	(114,083,437)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	21,933,711	21,009,623
Portfolio shares purchased	(16,715,451)	(23,921,060)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,218,260	(2,911,437)

TOTAL INCREASE (DECREASE)	78,622,853	(116,994,874)
NET ASSETS:
Beginning of year	308,743,781	425,738,655

End of year	$387,366,634	$308,743,781

SEE NOTES TO FINANCIAL STATEMENTS.

A15

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.38	$30.64	$27.68	$18.77	$13.63

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	(0.08)	(0.03)	— (b)
Net realized and unrealized gain (loss) on investment transactions	5.28	(8.23)	3.04	8.94	5.14

Total from investment operations	5.27	(8.26)	2.96	8.91	5.14

Net Asset Value, end of year	$27.65	$22.38	$30.64	$27.68	$18.77

Total Return(c)	23.55%	(26.96)%	10.69%	47.47%	37.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$385.4	$307.5	$424.7	$382.1	$279.8
Average net assets (in millions)	$341.9	$329.7	$407.5	$302.1	$257.0
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.66%	0.64%	0.67%	0.70%
Expenses before waivers and/or expense reimbursement	0.66%	0.66%	0.64%	0.67%	0.70%
Net investment income (loss)	(0.05)%	(0.13)%	(0.28)%	(0.15)%	(0.01)%
Portfolio turnover rate(e)	49%	43%	46%	63%	106%

Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.70	$28.45	$25.81	$17.57	$12.81

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.10)	(0.12)	(0.19)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	4.87	(7.63)	2.83	8.34	4.82

Total from investment operations	4.77	(7.75)	2.64	8.24	4.76

Net Asset Value, end of year	$25.47	$20.70	$28.45	$25.81	$17.57

Total Return(c)	23.04%	(27.24)%	10.23%	46.90%	37.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2	$0.2	$0.3	$0.3	$0.5
Average net assets (in millions)	$0.2	$0.2	$0.3	$0.4	$0.6
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.06%	1.05%	1.07%	1.10%
Expenses before waivers and/or expense reimbursement	1.06%	1.06%	1.05%	1.07%	1.10%
Net investment income (loss)	(0.45)%	(0.54)%	(0.68)%	(0.53)%	(0.40)%
Portfolio turnover rate(e)	49%	43%	46%	63%	106%

SEE NOTES TO FINANCIAL STATEMENTS.

A16

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31,		April 26, 2021(f) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$22.29	$30.60	$29.77

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	5.25	(8.22)	0.94

Total from investment operations	5.18	(8.31)	0.83

Net Asset Value, end of period	$27.47	$22.29	$30.60

Total Return(c)	23.24%	(27.16)%	2.79%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.8	$1.1	$0.8
Average net assets (in millions)	$1.4	$1.0	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.91%	0.88	%(g)
Expenses before waivers and/or expense reimbursement	0.91%	0.91%	0.88	%(g)
Net investment income (loss)	(0.30)%	(0.37)%	(0.53	)%(g)
Portfolio turnover rate(e)	49%	43%	46%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(f)	Commencement of offering.
(g)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

PSF NATURAL RESOURCES PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 98.6%
Aluminum — 0.4%
Alcoa Corp.	56,999	$1,937,966

Coal & Consumable Fuels — 1.3%
Cameco Corp. (Canada)	171,661	7,398,589

Commodity Chemicals — 0.6%
LG Chem Ltd. (South Korea)	8,138	3,130,066

Construction & Engineering — 0.5%
Quanta Services, Inc.(a)	13,634	2,942,217

Construction Materials — 0.8%
Vulcan Materials Co.	19,824	4,500,246

Copper — 2.7%
First Quantum Minerals Ltd. (Zambia)	50,895	416,747
Freeport-McMoRan, Inc.	243,692	10,373,968
Southern Copper Corp. (Mexico)	50,423	4,339,908

		15,130,623

Diversified Chemicals — 0.6%
Huntsman Corp.	129,750	3,260,617

Diversified Metals & Mining — 5.3%
BHP Group Ltd. (Australia)	315,577	10,781,567
Glencore PLC (Australia)	746,821	4,489,175
Ivanhoe Electric, Inc./US*	291,997	2,943,330
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	350,678	3,400,787
Rio Tinto Ltd. (Australia)	53,107	4,917,592
Sedibelo Platinum Mines Ltd. (South Africa) Private Placement (original cost $1,102,975; purchased 11/27/07)*^(f)	129,100	3,291
Teck Resources Ltd. (Canada)(Class B Stock)	74,372	3,143,704

		29,679,446

Electric Utilities — 2.2%
FirstEnergy Corp.(a)	62,704	2,298,729
NextEra Energy, Inc.	73,645	4,473,197
PG&E Corp.	142,581	2,570,735
Southern Co. (The)	41,566	2,914,608

		12,257,269

Electrical Components & Equipment — 1.4%
Hubbell, Inc.	9,435	3,103,455
Schneider Electric SE	14,527	2,924,374
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	29,709	1,789,076

		7,816,905

Fertilizers & Agricultural Chemicals — 2.0%
CF Industries Holdings, Inc.	79,432	6,314,844
Nutrien Ltd. (Canada)	88,817	5,003,062

		11,317,906

Forest Products — 1.6%
Louisiana-Pacific Corp.	53,636	3,799,038
West Fraser Timber Co. Ltd. (Canada)	60,298	5,158,584

		8,957,622

	Shares	Value
COMMON STOCKS (continued)
Gold — 2.8%
Agnico Eagle Mines Ltd. (Canada)(a)	64,332	$3,528,610
Alamos Gold, Inc. (Canada) (Class A Stock)	239,158	3,221,458
Franco-Nevada Corp. (Canada)	26,487	2,933,849
Osisko Gold Royalties Ltd. (Canada)	198,486	2,832,625
Osisko Mining, Inc. (Canada)*	740,216	1,491,549
Wesdome Gold Mines Ltd. (Canada)*	271,712	1,580,997

		15,589,088

Industrial Gases — 5.0%
Air Liquide SA (France)	40,719	7,927,803
Linde PLC	48,516	19,926,006

		27,853,809

Integrated Oil & Gas — 21.4%
BP PLC (United Kingdom), ADR	361,603	12,800,746
Chevron Corp.	95,107	14,186,160
Equinor ASA (Norway)(a)	191,404	6,065,970
Exxon Mobil Corp.	277,077	27,702,159
Galp Energia SGPS SA (Portugal)	329,162	4,843,184
OMV AG (Austria)	105,693	4,637,039
Shell PLC (Netherlands)	568,678	18,615,156
Suncor Energy, Inc. (Canada)	314,295	10,068,920
TotalEnergies SE (France)	294,460	20,022,992

		118,942,326

Metal & Glass Containers — 0.8%
Ball Corp.(a)	74,840	4,304,797

Multi-Utilities — 1.1%
Ameren Corp.(a)	25,537	1,847,347
CenterPoint Energy, Inc.	62,385	1,782,339
Dominion Energy, Inc.(a)	45,158	2,122,426

		5,752,112

Oil & Gas Drilling — 1.4%
Noble Corp. PLC(a)	91,415	4,402,547
Seadrill Ltd. (Norway)*	71,912	3,399,999

		7,802,546

Oil & Gas Equipment & Services — 7.6%
Baker Hughes Co.	189,364	6,472,462
ChampionX Corp.	87,856	2,566,274
Expro Group Holdings NV*	133,069	2,118,458
Halliburton Co.	183,799	6,644,334
Schlumberger NV	269,708	14,035,604
TechnipFMC PLC (United Kingdom)	359,761	7,245,587
Tenaris SA, ADR	94,028	3,268,413

		42,351,132

Oil & Gas Exploration & Production — 20.7%
Canadian Natural Resources Ltd. (Canada)	196,884	12,898,759
Chesapeake Energy Corp.(a)	43,400	3,339,196
ConocoPhillips	210,392	24,420,199
Diamondback Energy, Inc.	70,365	10,912,204
EOG Resources, Inc.	113,063	13,674,970
EQT Corp.	186,529	7,211,211
Hess Corp.	124,131	17,894,725

SEE NOTES TO FINANCIAL STATEMENTS.

A18

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil & Gas Exploration & Production (cont’d.)
Kosmos Energy Ltd. (Ghana)*	675,274	$4,531,089
Pioneer Natural Resources Co.	48,487	10,903,757
Range Resources Corp.(a)	155,130	4,722,157
Southwestern Energy Co.*	717,288	4,698,236

		115,206,503

Oil & Gas Refining & Marketing — 4.1%
Marathon Petroleum Corp.	70,427	10,448,550
Phillips 66	30,843	4,106,437
Valero Energy Corp.	64,537	8,389,810

		22,944,797

Oil & Gas Storage & Transportation — 6.1%
Enbridge, Inc. (Canada)	354,777	12,779,068
Equitrans Midstream Corp.	355,826	3,622,309
Targa Resources Corp.	64,920	5,639,600
Williams Cos., Inc. (The)	339,263	11,816,530

		33,857,507

Paper Packaging — 0.8%
Packaging Corp. of America	26,883	4,379,510

Railroads — 0.5%
Norfolk Southern Corp.	11,625	2,747,917

Specialty Chemicals — 4.7%
HB Fuller Co.	43,901	3,573,980

International Flavors & Fragrances, Inc.(a)	29,784	2,411,611
RPM International, Inc.	37,859	4,226,200
Sherwin-Williams Co. (The)	25,606	7,986,511
Shin-Etsu Chemical Co. Ltd. (Japan)	194,200	8,122,059

		26,320,361

Steel — 2.2%
Champion Iron Ltd. (Australia)	484,648	2,777,302
Cleveland-Cliffs, Inc.*	143,457	2,929,392
Steel Dynamics, Inc.	30,275	3,575,477
Warrior Met Coal, Inc.	49,230	3,001,553

		12,283,724

TOTAL COMMON STOCKS (cost $469,057,656)		548,665,601

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.2%
Mining
First Quantum Minerals Ltd. (Zambia), Gtd. Notes
7.500%	04/01/25	1,400	1,339,702

(cost $1,319,484)
TOTAL LONG-TERM INVESTMENTS (cost $470,377,140)			550,005,303

	Shares	Value
SHORT-TERM INVESTMENTS — 7.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	6,071,857	$6,071,857
PGIM Institutional Money Market Fund (cost $33,589,201; includes $33,415,762 of cash collateral for securities on loan)(b)(wb)	33,609,683	33,596,239

TOTAL SHORT-TERM INVESTMENTS (cost $39,661,058)		39,668,096

TOTAL INVESTMENTS—105.9% (cost $510,038,198)		589,673,399
Liabilities in excess of other assets — (5.9)%		(33,034,096)

NET ASSETS — 100.0%		$556,639,303

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,291 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,344,688; cash collateral of $33,415,762 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the original cost of such security is $1,102,975. The value of $3,291 is 0.0% of net assets.

(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$22,965,636	$—
Austria	—	4,637,039	—
Canada	75,440,561	—	—
Chile	1,789,076	—	—
France	—	27,950,795	—
Ghana	4,531,089	—	—
Japan	—	8,122,059	—
Mexico	4,339,908	—	—
Netherlands	—	18,615,156	—
Norway	3,399,999	6,065,970	—
Portugal	—	4,843,184	—
South Africa	—	—	3,291
South Korea	—	3,130,066	—
United Kingdom	20,046,333	—	—
United States	339,444,318	2,924,374	—
Zambia	416,747	—	—
Corporate Bond
Zambia	—	1,339,702	—
Short-Term Investments
Affiliated Mutual Funds	39,668,096	—	—

Total	$489,076,127	$100,593,981	$3,291

Country Classification:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

United States (including 6.0% of collateral for securities on loan)	68.7%
Canada	13.5
France	5.0
Australia	4.1
United Kingdom	3.6
Netherlands	3.3
Norway	1.7
Japan	1.5
Portugal	0.9
Austria	0.8
Ghana	0.8

Mexico	0.8%
South Korea	0.6
Chile	0.3
Zambia	0.3
South Africa	0.0 *

105.9
Liabilities in excess of other assets	(5.9)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$32,344,688	$(32,344,688)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $32,344,688:
Unaffiliated investments (cost $470,377,140)	$550,005,303
Affiliated investments (cost $39,661,058)	39,668,096
Foreign currency, at value (cost $124,701)	126,740
Cash	41
Tax reclaim receivable	1,728,321
Dividends and interest receivable	375,656
Receivable for Portfolio shares sold	23,995
Prepaid expenses and other assets	12,717

Total Assets	591,940,869

LIABILITIES
Payable to broker for collateral for securities on loan	33,415,762
Payable to affiliate	1,252,013
Accrued expenses and other liabilities	243,136
Management fee payable	202,234
Payable for Portfolio shares purchased	170,384
Distribution fee payable	11,730
Administration fee payable	4,606
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	590

Total Liabilities	35,301,566

NET ASSETS	$556,639,303

Net assets were comprised of:
Partners’ Equity	$556,639,303

Class I:
Net asset value and redemption price per share, $496,957,269 / 11,639,805 outstanding shares of beneficial interest	$42.69

Class II:
Net asset value and redemption price per share, $34,999,912 / 865,033 outstanding shares of beneficial interest	$40.46

Class III:
Net asset value and redemption price per share, $24,682,122 / 581,303 outstanding shares of beneficial interest	$42.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,008,023 foreign withholding tax)	$16,250,557
Affiliated dividend income	256,700
Income from securities lending, net (including affiliated income of $69,706)	72,307
Interest income	10,107

Total income	16,589,671

EXPENSES
Management fee	2,352,518
Distribution fee—Class II	86,250
Distribution fee—Class III	14,760
Administration fee—Class II	51,750
Custodian and accounting fees	100,812
Shareholders’ reports	56,307
Professional Fees	53,168
Audit fee	29,150
Trustees’ fees	16,980
Transfer agent’s fees and expenses (including affiliated expense of $6,367)	11,168
Miscellaneous	28,373

Total expenses	2,801,236
Less: Fee waivers and/or expense reimbursement	(41,822)

Net expenses	2,759,414

NET INVESTMENT INCOME (LOSS)	13,830,257

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,311)	18,985,129
Foreign currency transactions	(95,134)

18,889,995

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,038)	(21,828,751)
Foreign currencies	10,731

(21,818,020)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(2,928,025)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,902,232

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$13,830,257	$16,035,867
Net realized gain (loss) on investment and foreign currency transactions	18,889,995	108,542,262
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(21,818,020)	(26,510,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,902,232	98,067,621

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	81,300,058	43,768,480
Portfolio shares purchased	(73,536,303)	(49,650,926)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	7,763,755	(5,882,446)

TOTAL INCREASE (DECREASE)	18,665,987	92,185,175
NET ASSETS:
Beginning of year	537,973,316	445,788,141

End of year	$556,639,303	$537,973,316

SEE NOTES TO FINANCIAL STATEMENTS.

A22

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$41.86	$34.30	$27.33	$24.34	$21.99

Income (Loss) From Investment Operations:
Net investment income (loss)	1.13	1.23	0.77	0.49	0.72
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	6.33	6.20	2.50	1.63

Total from investment operations	0.83	7.56	6.97	2.99	2.35

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$42.69	$41.86	$34.30	$27.33	$24.34

Total Return(d)	1.98%	22.04%	25.50%	12.28%	10.69	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$497.0	$497.9	$419.2	$351.8	$332.2
Average net assets (in millions)	$482.4	$477.7	$402.7	$284.9	$338.8
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.50%	0.49%	0.50%	0.54%	0.53%
Expenses before waivers and/or expense reimbursement	0.51%	0.50%	0.51%	0.55%	0.54%
Net investment income (loss)	2.68%	3.14%	2.39%	2.28%	3.04%
Portfolio turnover rate(g)	94%	109%	79%	136%	132%

Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$39.83	$32.77	$26.21	$23.44	$21.26

Income (Loss) From Investment Operations:
Net investment income (loss)	0.92	1.04	0.58	0.41	0.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.29)	6.02	5.98	2.36	1.57

Total from investment operations	0.63	7.06	6.56	2.77	2.18

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$40.46	$39.83	$32.77	$26.21	$23.44

Total Return(d)	1.58%	21.54%	25.03%	11.82%	10.25	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$35.0	$34.0	$25.6	$32.5	$49.5
Average net assets (in millions)	$34.5	$33.5	$27.8	$37.6	$50.1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.90%	0.89%	0.90%	0.94%	0.93%
Expenses before waivers and/or expense reimbursement	0.91%	0.90%	0.91%	0.95%	0.94%
Net investment income (loss)	2.28%	2.77%	1.89%	2.05%	2.63%
Portfolio turnover rate(g)	94%	109%	79%	136%	132%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31,		April 26, 2021(h) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$41.73	$34.24	$31.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.86	1.17	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	6.32	3.02

Total from investment operations	0.73	7.49	3.22

Net Asset Value, end of period	$42.46	$41.73	$34.24

Total Return(d)	1.75%	21.88%	10.38%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.7	$6.1	$1.0
Average net assets (in millions)	$5.9	$3.7	$0.3
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.76%	0.73%	0.72	%(i)
Expenses before waivers and/or expense reimbursement	0.77%	0.74%	0.73	%(i)
Net investment income (loss)	1.99%	2.95%	0.82	%(i)
Portfolio turnover rate(g)	94%	109%	79%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

PSF PGIM 50/50 BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENTS — 90.2%
COMMON STOCKS — 49.6%
Aerospace & Defense — 0.8%
Axon Enterprise, Inc.*	2,100	$542,493
BAE Systems PLC (United Kingdom)	2,293	32,456
Boeing Co. (The)*	17,550	4,574,583
Dassault Aviation SA (France)	25	4,953
General Dynamics Corp.	7,300	1,895,591
Howmet Aerospace, Inc.	12,080	653,770
Huntington Ingalls Industries, Inc.	1,200	311,568
Kongsberg Gruppen ASA (Norway)	110	5,036
L3Harris Technologies, Inc.	5,870	1,236,339
Lockheed Martin Corp.	6,920	3,136,421
Melrose Industries PLC (United Kingdom)	1,849	13,365
MTU Aero Engines AG (Germany)	40	8,618
Northrop Grumman Corp.	4,422	2,070,115
Rheinmetall AG (Germany)	35	11,100
Rolls-Royce Holdings PLC (United Kingdom)*	29,622	112,989
RTX Corp.	44,655	3,757,272
Safran SA (France)	271	47,780
Singapore Technologies Engineering Ltd. (Singapore)	1,700	5,006
Textron, Inc.	6,100	490,562
TransDigm Group, Inc.	1,700	1,719,720

		20,629,737

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	3,600	311,004
Expeditors International of Washington, Inc.(a)	4,600	585,120
FedEx Corp.	7,180	1,816,325
United Parcel Service, Inc. (Class B Stock)	22,400	3,521,952

		6,234,401

Automobile Components — 0.0%
Aptiv PLC*	8,700	780,564
BorgWarner, Inc.	7,100	254,535
Denso Corp. (Japan)	400	6,005
Sumitomo Electric Industries Ltd. (Japan)	600	7,613

		1,048,717

Automobiles — 1.0%
Bayerische Motoren Werke AG (Germany)	1,030	114,610
Ford Motor Co.	122,585	1,494,311
General Motors Co.	42,500	1,526,600
Honda Motor Co. Ltd. (Japan)	1,400	14,441
Mazda Motor Corp. (Japan)	8,300	88,719
Stellantis NV	4,881	114,365
Subaru Corp. (Japan)	4,700	85,725
Tesla, Inc.*	85,820	21,324,554
Toyota Motor Corp. (Japan)	8,800	161,249

		24,924,574

	Shares	Value

COMMON STOCKS (continued)
Banks — 1.7%
ABN AMRO Bank NV (Netherlands), 144A, CVA	3,504	$52,695
Banco Bilbao Vizcaya Argentaria SA (Spain)	10,814	98,562
Banco Santander SA (Spain)	3,711	15,522
Bank Hapoalim BM (Israel)	1,067	9,585
Bank of America Corp.	213,941	7,203,393
Bank of Ireland Group PLC (Ireland)	875	7,944
Barclays PLC (United Kingdom)	12,460	24,398
BOC Hong Kong Holdings Ltd. (China)	2,000	5,433
CaixaBank SA (Spain)	3,551	14,624
Citigroup, Inc.	59,835	3,077,912
Citizens Financial Group, Inc.	14,500	480,530
Comerica, Inc.	3,900	217,659
Commonwealth Bank of Australia (Australia)	206	15,701
Credit Agricole SA (France)	987	14,032
Danske Bank A/S (Denmark)	567	15,157
DBS Group Holdings Ltd. (Singapore)	1,300	32,875
DNB Bank ASA (Norway)	3,286	69,864
Erste Group Bank AG (Austria)	865	35,037
Fifth Third Bancorp	21,221	731,912
HSBC Holdings PLC (United Kingdom)	23,867	193,083
Huntington Bancshares, Inc.	44,536	566,498
ING Groep NV (Netherlands)	2,725	40,860
Intesa Sanpaolo SpA (Italy)	20,250	59,260
JPMorgan Chase & Co.	90,345	15,367,684
KeyCorp	29,100	419,040
Lloyds Banking Group PLC (United Kingdom)	52,628	31,921
M&T Bank Corp.	5,205	713,501
Mitsubishi UFJ Financial Group, Inc. (Japan)	14,400	123,583
National Australia Bank Ltd. (Australia)	2,628	54,928
NatWest Group PLC (United Kingdom)	3,909	10,888
Oversea-Chinese Banking Corp. Ltd. (Singapore)	7,000	68,876
PNC Financial Services Group, Inc. (The)	12,433	1,925,250
Regions Financial Corp.	29,903	579,520
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	1,195	16,492
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,176	12,780
Swedbank AB (Sweden) (Class A Stock)	1,397	28,244
Truist Financial Corp.	41,501	1,532,217
U.S. Bancorp	48,885	2,115,743
UniCredit SpA (Italy)	3,570	97,210
United Overseas Bank Ltd. (Singapore)	800	17,267
Wells Fargo & Co.	112,864	5,555,166
Zions Bancorp NA	5,050	221,543

		41,874,389

Beverages — 0.7%
Brown-Forman Corp. (Class B Stock)	5,875	335,462
Coca-Cola Co. (The)	122,401	7,213,091
Coca-Cola Europacific Partners PLC (United Kingdom)	100	6,674

SEE NOTES TO FINANCIAL STATEMENTS.

A25

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Coca-Cola HBC AG (Italy)*	184	$5,403
Constellation Brands, Inc. (Class A Stock)	4,940	1,194,245
Keurig Dr. Pepper, Inc.	31,300	1,042,916
Molson Coors Beverage Co. (Class B Stock)	5,600	342,776
Monster Beverage Corp.*	22,900	1,319,269
PepsiCo, Inc.	42,707	7,253,357

		18,713,193

Biotechnology — 1.0%
AbbVie, Inc.	54,901	8,508,008
Amgen, Inc.	16,637	4,791,789
Biogen, Inc.*	4,460	1,154,114
Gilead Sciences, Inc.	38,700	3,135,087
Incyte Corp.*	5,700	357,903
Moderna, Inc.*	10,550	1,049,197
Regeneron Pharmaceuticals, Inc.*	3,320	2,915,923
Vertex Pharmaceuticals, Inc.*	8,000	3,255,120

		25,167,141

Broadline Retail — 1.7%
Amazon.com, Inc.*	282,400	42,907,856
eBay, Inc.	16,500	719,730
Etsy, Inc.*	3,700	299,885
Next PLC (United Kingdom)	156	16,126

		43,943,597

Building Products — 0.2%
A.O. Smith Corp.	3,700	305,028
AGC, Inc. (Japan)	200	7,413
Allegion PLC(a)	2,833	358,913
Assa Abloy AB (Sweden) (Class B Stock)	744	21,441
Builders FirstSource, Inc.*	3,800	634,372
Carrier Global Corp.(a)	26,002	1,493,815
Cie de Saint-Gobain SA (France)	686	50,591
Johnson Controls International PLC	21,122	1,217,472
Lixil Corp. (Japan)	500	6,232
Masco Corp.	7,200	482,256
Trane Technologies PLC	7,100	1,731,690

		6,309,223

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	2,726	83,905
Ameriprise Financial, Inc.	3,020	1,147,087
Bank of New York Mellon Corp. (The)	24,258	1,262,629
BlackRock, Inc.	4,350	3,531,330
Blackstone, Inc.(a)	22,000	2,880,240
Cboe Global Markets, Inc.	3,200	571,392
Charles Schwab Corp. (The)	46,250	3,182,000
CME Group, Inc.	11,100	2,337,660
Daiwa Securities Group, Inc. (Japan)	1,100	7,383
Deutsche Bank AG (Germany)	5,984	81,688
Deutsche Boerse AG (Germany)	71	14,621
FactSet Research Systems, Inc.	1,200	572,460
Franklin Resources, Inc.	8,700	259,173
Goldman Sachs Group, Inc. (The)	10,180	3,927,139

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Intercontinental Exchange, Inc.	17,755	$2,280,275
Invesco Ltd.	14,300	255,112
Julius Baer Group Ltd. (Switzerland)	177	9,929
MarketAxess Holdings, Inc.	1,220	357,277
Moody’s Corp.	4,850	1,894,216
Morgan Stanley	39,219	3,657,172
MSCI, Inc.	2,500	1,414,125
Nasdaq, Inc.	10,300	598,842
Northern Trust Corp.	6,400	540,032
Partners Group Holding AG (Switzerland)	5	7,230
Raymond James Financial, Inc.(a)	5,750	641,125
S&P Global, Inc.(a)	10,060	4,431,631
Singapore Exchange Ltd. (Singapore)	9,400	69,930
State Street Corp.	9,800	759,108
T. Rowe Price Group, Inc.	7,100	764,599
UBS Group AG (Switzerland)	2,657	82,531

		37,621,841

Chemicals — 0.8%
Air Products & Chemicals, Inc.	6,900	1,889,220
Akzo Nobel NV (Netherlands)	72	5,962
Albemarle Corp.(a)	3,800	549,024
Arkema SA (France)	48	5,468
Celanese Corp.(a)	3,000	466,110
CF Industries Holdings, Inc.	5,900	469,050
Corteva, Inc.	22,147	1,061,284
Dow, Inc.	22,247	1,220,025
DuPont de Nemours, Inc.	14,247	1,096,022
Eastman Chemical Co.	3,800	341,316
Ecolab, Inc.	7,800	1,547,130
FMC Corp.	4,000	252,200
ICL Group Ltd. (Israel)	864	4,344
International Flavors & Fragrances, Inc.	8,000	647,760
Linde PLC	15,000	6,160,650
LyondellBasell Industries NV (Class A Stock)	8,200	779,656
Mosaic Co. (The)	10,300	368,019
Nippon Sanso Holdings Corp. (Japan)	2,100	56,076
Nitto Denko Corp. (Japan)	100	7,463
OCI NV (Netherlands)	207	5,999
Orica Ltd. (Australia)	460	5,000
PPG Industries, Inc.	7,500	1,121,625
Sherwin-Williams Co. (The)	7,350	2,292,465
Shin-Etsu Chemical Co. Ltd. (Japan)	700	29,276
Solvay SA (Belgium)	806	24,703
Syensqo SA (Belgium)*	60	6,244
Yara International ASA (Brazil)	122	4,334

		20,416,425

Commercial Services & Supplies — 0.3%
Brambles Ltd. (Australia)	3,822	35,426
Cintas Corp.	2,680	1,615,129
Copart, Inc.*	27,600	1,352,400
Republic Services, Inc.	6,365	1,049,652
Rollins, Inc.	8,900	388,663
TOPPAN Holdings, Inc. (Japan)	400	11,140
Veralto Corp.	6,733	553,856

SEE NOTES TO FINANCIAL STATEMENTS.

A26

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Waste Management, Inc.	11,742	$2,102,992

		7,109,258

Communications Equipment — 0.4%
Arista Networks, Inc.*	7,800	1,836,978
Cisco Systems, Inc.	125,800	6,355,416
F5, Inc.*	1,900	340,062
Juniper Networks, Inc.	9,900	291,852
Motorola Solutions, Inc.	5,289	1,655,933

		10,480,241

Construction & Engineering — 0.0%
Eiffage SA (France)	642	68,919
Obayashi Corp. (Japan)	4,700	40,601
Quanta Services, Inc.	4,400	949,520
Vinci SA (France)	1,037	130,501

		1,189,541

Construction Materials — 0.1%
CRH PLC	576	39,640
Heidelberg Materials AG (Germany)	672	60,069
Holcim AG*	411	32,280
James Hardie Industries PLC, CDI*	360	13,880
Martin Marietta Materials, Inc.	1,880	937,951
Vulcan Materials Co.	4,200	953,442

		2,037,262

Consumer Finance — 0.2%
American Express Co.	18,000	3,372,120
Capital One Financial Corp.	11,861	1,555,214
Discover Financial Services	7,740	869,976
Synchrony Financial	13,372	510,677

		6,307,987

Consumer Staples Distribution & Retail — 0.9%
Carrefour SA (France)	431	7,894
Coles Group Ltd. (Australia)	1,152	12,655
Costco Wholesale Corp.	13,780	9,095,903
Dollar General Corp.	6,800	924,460
Dollar Tree, Inc.*	6,665	946,763
J Sainsbury PLC (United Kingdom)	1,371	5,286
Koninklijke Ahold Delhaize NV (Netherlands)	3,312	95,291
Kroger Co. (The)	20,392	932,118
Sysco Corp.	15,800	1,155,454
Target Corp.	14,260	2,030,909
Tesco PLC (United Kingdom)	5,446	20,176
Walgreens Boots Alliance, Inc.(a)	22,300	582,253
Walmart, Inc.	44,300	6,983,895
Woolworths Group Ltd. (Australia)	898	22,782

		22,815,839

Containers & Packaging — 0.1%
Amcor PLC	47,450	457,418
Avery Dennison Corp.	2,500	505,400
Ball Corp.	10,000	575,200
International Paper Co.	10,673	385,829
Packaging Corp. of America	2,700	439,857

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
Westrock Co.	7,744	$321,531

		2,685,235

Distributors — 0.1%
Genuine Parts Co.	4,500	623,250
LKQ Corp.	7,900	377,541
Pool Corp.	1,080	430,607

		1,431,398

Diversified REITs — 0.0%
GPT Group (The) (Australia)	1,408	4,444
KDX Realty Investment Corp. (Japan)	5	5,695
Nomura Real Estate Master Fund, Inc. (Japan)	5	5,848
Stockland (Australia)	1,757	5,328

		21,315

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	222,136	3,727,442
Deutsche Telekom AG (Germany)	3,188	76,650
HKT Trust & HKT Ltd. (Hong Kong), UTS	3,000	3,582
Koninklijke KPN NV (Netherlands)	22,918	78,955
Telenor ASA (Norway)	1,675	19,224
Telstra Group Ltd. (Australia)	3,256	8,799
Verizon Communications, Inc.	130,576	4,922,715

		8,837,367

Electric Utilities — 0.8%
Alliant Energy Corp.	8,100	415,530
American Electric Power Co., Inc.	16,060	1,304,393
Chubu Electric Power Co., Inc. (Japan)	3,400	43,899
CK Infrastructure Holdings Ltd. (Hong Kong)	3,500	19,370
Constellation Energy Corp.	10,104	1,181,056
Duke Energy Corp.	23,961	2,325,175
Edison International	11,900	850,731
Endesa SA (Spain)	3,744	76,382
Enel SpA (Italy)	6,077	45,212
Entergy Corp.	6,700	677,973
Evergy, Inc.	7,300	381,060
Eversource Energy	10,900	672,748
Exelon Corp.	31,013	1,113,367
FirstEnergy Corp.(a)	15,956	584,947
Kansai Electric Power Co., Inc. (The) (Japan)	1,100	14,599
NextEra Energy, Inc.	63,700	3,869,138
NRG Energy, Inc.	7,000	361,900
PG&E Corp.	66,200	1,193,586
Pinnacle West Capital Corp.	3,700	265,808
PPL Corp.	23,700	642,270
Southern Co. (The)	33,900	2,377,068
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	1,300	6,803
Xcel Energy, Inc.	17,110	1,059,280

		19,482,295

SEE NOTES TO FINANCIAL STATEMENTS.

A27

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	3,309	$146,914
AMETEK, Inc.	7,100	1,170,719
Eaton Corp. PLC	12,337	2,970,996
Emerson Electric Co.	17,900	1,742,207
Fuji Electric Co. Ltd. (Japan)	100	4,286
Generac Holdings, Inc.*	1,900	245,556
Hubbell, Inc.	1,600	526,288
Legrand SA (France)	210	21,869
Prysmian SpA (Italy)	210	9,573
Rockwell Automation, Inc.	3,500	1,086,680

		7,925,088

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	18,500	1,833,905
Azbil Corp. (Japan)	200	6,596
CDW Corp.	4,250	966,110
Corning, Inc.	23,800	724,710
Hexagon AB (Sweden) (Class B Stock)	1,730	20,780
Jabil, Inc.	4,000	509,600
Keysight Technologies, Inc.*	5,500	874,995
Shimadzu Corp. (Japan)	200	5,577
TE Connectivity Ltd.	9,700	1,362,850
Teledyne Technologies, Inc.*	1,560	696,212
Trimble, Inc.*	8,000	425,600
Zebra Technologies Corp. (Class A Stock)*	1,570	429,128

		7,856,063

Energy Equipment & Services — 0.2%
Baker Hughes Co.	31,198	1,066,348
Halliburton Co.	28,300	1,023,045
Schlumberger NV	44,124	2,296,213

		4,385,606

Entertainment — 0.6%
Electronic Arts, Inc.	7,600	1,039,756
Konami Group Corp. (Japan)	100	5,224
Live Nation Entertainment, Inc.*	4,500	421,200
Netflix, Inc.*	13,710	6,675,125
Nexon Co. Ltd. (Japan)	800	14,551
Nintendo Co. Ltd. (Japan)	800	41,627
Take-Two Interactive Software, Inc.*	4,800	772,560
Walt Disney Co. (The)	56,882	5,135,876
Warner Bros Discovery, Inc.*	68,276	776,981

		14,882,900

Financial Services — 2.1%
Berkshire Hathaway, Inc. (Class B Stock)*	56,755	20,242,238
Fidelity National Information Services, Inc.	18,500	1,111,295
Fiserv, Inc.*	18,900	2,510,676
FleetCor Technologies, Inc.*	2,300	650,003
Global Payments, Inc.	8,277	1,051,179
Groupe Bruxelles Lambert NV (Belgium)	78	6,143
Investor AB (Sweden) (Class B Stock)	1,404	32,558
Jack Henry & Associates, Inc.	2,100	343,161

	Shares	Value

COMMON STOCKS (continued)
Financial Services (cont’d.)
M&G PLC (United Kingdom)	2,016	$5,706
Mastercard, Inc. (Class A Stock)	26,050	11,110,585
PayPal Holdings, Inc.*	33,500	2,057,235
Visa, Inc. (Class A Stock)(a)	49,800	12,965,430

		52,086,209

Food Products — 0.5%
Archer-Daniels-Midland Co.	16,526	1,193,508
Associated British Foods PLC (United Kingdom)	198	5,967
Bunge Global SA(a)	4,500	454,275
Campbell Soup Co.(a)	6,400	276,672
Conagra Brands, Inc.	15,600	447,096
General Mills, Inc.	18,000	1,172,520
Hershey Co. (The)	4,600	857,624
Hormel Foods Corp.	9,300	298,623
J.M. Smucker Co. (The)	3,200	404,416
Kellanova	8,200	458,462
Kraft Heinz Co. (The)	24,767	915,884
Lamb Weston Holdings, Inc.(a)	4,700	508,023
McCormick & Co., Inc.(a)	7,840	536,413
Mondelez International, Inc. (Class A Stock)	42,253	3,060,385
Mowi ASA (Norway)	5,055	90,524
Nestle SA	1,502	174,112
Orkla ASA (Norway)	672	5,219
Tyson Foods, Inc. (Class A Stock)	8,900	478,375
WH Group Ltd. (Hong Kong), 144A	72,000	46,497
Wilmar International Ltd. (China)	28,000	75,638

		11,460,233

Gas Utilities — 0.0%
Atmos Energy Corp.	4,700	544,730
Osaka Gas Co. Ltd. (Japan)	300	6,262
Tokyo Gas Co. Ltd. (Japan)	3,800	87,167

		638,159

Ground Transportation — 0.6%
Central Japan Railway Co. (Japan)	2,300	58,375
CSX Corp.	61,400	2,128,738
East Japan Railway Co. (Japan)	300	17,269
J.B. Hunt Transport Services, Inc.	2,400	479,376
Keisei Electric Railway Co. Ltd. (Japan)	100	4,719
Norfolk Southern Corp.	7,000	1,654,660
Old Dominion Freight Line, Inc.	2,765	1,120,737
Uber Technologies, Inc.*	63,900	3,934,323
Union Pacific Corp.	18,860	4,632,393

		14,030,590

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	53,950	5,938,276
Align Technology, Inc.*(a)	2,240	613,760
Baxter International, Inc.	15,500	599,230
Becton, Dickinson & Co.	9,010	2,196,908
Boston Scientific Corp.*	45,467	2,628,447
Cochlear Ltd. (Australia)	49	9,969
Cooper Cos., Inc. (The)	1,640	620,642
DENTSPLY SIRONA, Inc.	7,100	252,689

SEE NOTES TO FINANCIAL STATEMENTS.

A28

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Dexcom, Inc.*	12,060	$1,496,525
Edwards Lifesciences Corp.*	18,900	1,441,125
GE HealthCare Technologies, Inc.	11,992	927,221
Hologic, Inc.*	7,600	543,020
IDEXX Laboratories, Inc.*	2,580	1,432,029
Insulet Corp.*	2,200	477,356
Intuitive Surgical, Inc.*	10,860	3,663,730
Koninklijke Philips NV (Netherlands)*	723	16,920
Medtronic PLC	41,390	3,409,708
ResMed, Inc.	4,500	774,090
STERIS PLC	3,050	670,543
Stryker Corp.	10,500	3,144,330
Teleflex, Inc.	1,400	349,076
Zimmer Biomet Holdings, Inc.	6,600	803,220

		32,008,814

Health Care Providers & Services — 1.4%
Cardinal Health, Inc.	7,650	771,120
Cencora, Inc.	5,100	1,047,438
Centene Corp.*	16,550	1,228,175
Cigna Group (The)	9,200	2,754,940
CVS Health Corp.	39,883	3,149,162
DaVita, Inc.*	1,600	167,616
Elevance Health, Inc.	7,280	3,432,957
Fresenius Medical Care AG (Germany)	1,058	44,233
Fresenius SE & Co. KGaA (Germany)	1,177	36,482
HCA Healthcare, Inc.	6,200	1,678,216
Henry Schein, Inc.*(a)	4,000	302,840
Humana, Inc.	3,810	1,744,256
Laboratory Corp. of America Holdings	2,700	613,683
McKesson Corp.	4,130	1,912,107
Molina Healthcare, Inc.*	1,750	632,293
Quest Diagnostics, Inc.	3,500	482,580
Sonic Healthcare Ltd. (Australia)	3,963	86,594
UnitedHealth Group, Inc.	28,740	15,130,748
Universal Health Services, Inc. (Class B Stock)	2,000	304,880

		35,520,320

Health Care REITs — 0.1%
Healthpeak Properties, Inc.	17,000	336,600
Ventas, Inc.	12,368	616,421
Welltower, Inc.	17,300	1,559,941

		2,512,962

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	22,982	447,460

Hotels, Restaurants & Leisure — 1.1%
Accor SA (France)	1,283	49,108
Airbnb, Inc. (Class A Stock)*	13,400	1,824,276
Aristocrat Leisure Ltd. (Australia)	439	12,197
Booking Holdings, Inc.*	1,110	3,937,414
Caesars Entertainment, Inc.*	6,700	314,096
Carnival Corp.*	31,300	580,302
Chipotle Mexican Grill, Inc.*	850	1,943,916
Darden Restaurants, Inc.(a)	3,850	632,555
Domino’s Pizza, Inc.	960	395,741
Expedia Group, Inc.*	4,250	645,107

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Genting Singapore Ltd. (Singapore)	8,000	$6,060
Hilton Worldwide Holdings, Inc.	7,900	1,438,511
InterContinental Hotels Group PLC (United Kingdom)	141	12,715
La Francaise des Jeux SAEM (France), 144A	147	5,340
Las Vegas Sands Corp.	11,650	573,297
Marriott International, Inc. (Class A Stock)	7,528	1,697,639
McDonald’s Corp.	22,700	6,730,777
MGM Resorts International*	8,500	379,780
Norwegian Cruise Line Holdings Ltd.*(a)	13,800	276,552
Royal Caribbean Cruises Ltd.*	7,300	945,277
Sodexo SA (France)	72	7,926
Starbucks Corp.	35,600	3,417,956
Whitbread PLC (United Kingdom)	2,058	95,815
Wynn Resorts Ltd.	2,900	264,219
Yum! Brands, Inc.(a)	8,800	1,149,808
Zensho Holdings Co. Ltd. (Japan)	100	5,232

		27,341,616

Household Durables — 0.2%
Berkeley Group Holdings PLC (United Kingdom)	100	5,970
D.R. Horton, Inc.	9,300	1,413,414
Garmin Ltd.(a)	4,900	629,846
Lennar Corp. (Class A Stock)	7,800	1,162,512
Mohawk Industries, Inc.*	1,540	159,390
NVR, Inc.*	110	770,050
PulteGroup, Inc.(a)	6,722	693,845
Sekisui Chemical Co. Ltd. (Japan)	400	5,753
Sekisui House Ltd. (Japan)	500	11,083
Sony Group Corp. (Japan)	1,100	104,096
Taylor Wimpey PLC (United Kingdom)	3,801	7,115
Whirlpool Corp.(a)	1,626	197,998

		5,161,072

Household Products — 0.6%
Church & Dwight Co., Inc.(a)	7,600	718,656
Clorox Co. (The)	4,000	570,360
Colgate-Palmolive Co.	25,900	2,064,489
Essity AB (Sweden) (Class B Stock)	3,339	82,748
Henkel AG & Co. KGaA (Germany)	78	5,596
Kimberly-Clark Corp.	10,500	1,275,855
Procter & Gamble Co. (The)	73,225	10,730,392
Reckitt Benckiser Group PLC (United Kingdom)	579	39,953

		15,488,049

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	21,300	410,025
RWE AG (Germany)	505	22,984

		433,009

Industrial Conglomerates — 0.4%
3M Co.	17,280	1,889,050
DCC PLC (United Kingdom)	477	35,098

SEE NOTES TO FINANCIAL STATEMENTS.

A29

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
General Electric Co.	33,778	$4,311,086
Hitachi Ltd. (Japan)	1,100	79,123
Honeywell International, Inc.	20,612	4,322,542
Siemens AG (Germany)	902	169,224
Smiths Group PLC (United Kingdom)	286	6,419

		10,812,542

Industrial REITs — 0.2%
Goodman Group (Australia)	7,452	128,300
Prologis, Inc.	28,684	3,823,577

		3,951,877

Insurance — 1.0%
Aflac, Inc.	16,400	1,353,000
Ageas SA/NV (Belgium)	130	5,651
Allianz SE (Germany)	319	85,250
Allstate Corp. (The)	8,100	1,133,838
American International Group, Inc.	22,539	1,527,017
Aon PLC (Class A Stock)	6,100	1,775,222
Arch Capital Group Ltd.*	11,500	854,105
Arthur J. Gallagher & Co.(a)	6,600	1,484,208
Assicurazioni Generali SpA (Italy)	3,479	73,503
Assurant, Inc.	1,500	252,735
AXA SA (France)	3,836	125,270
Brown & Brown, Inc.	7,300	519,103
Chubb Ltd.	12,686	2,867,036
Cincinnati Financial Corp.	4,937	510,782
Everest Group Ltd.	1,240	438,439
Globe Life, Inc.	2,825	343,859
Hartford Financial Services Group, Inc. (The)	9,600	771,648
Japan Post Insurance Co. Ltd. (Japan)	300	5,325
Loews Corp.	5,875	408,841
Marsh & McLennan Cos., Inc.	15,300	2,898,891
Medibank Private Ltd. (Australia)	33,584	81,534
MetLife, Inc.	20,050	1,325,907
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	320	132,740
NN Group NV (Netherlands)	1,840	72,718
Principal Financial Group, Inc.	6,800	534,956
Progressive Corp. (The)	18,200	2,898,896
QBE Insurance Group Ltd. (Australia)	1,081	10,953
Sampo OYJ (Finland) (Class A Stock)	365	15,992
Sompo Holdings, Inc. (Japan)	1,700	83,178
Suncorp Group Ltd. (Australia)	9,548	90,414
T&D Holdings, Inc. (Japan)	500	7,938
Talanx AG (Germany)	81	5,789
Tokio Marine Holdings, Inc. (Japan)	600	14,941
Travelers Cos., Inc. (The)	7,035	1,340,097
W.R. Berkley Corp.	6,200	438,464
Willis Towers Watson PLC	3,140	757,368

		25,245,608

Interactive Media & Services — 2.9%
Alphabet, Inc. (Class A Stock)*	183,900	25,688,991
Alphabet, Inc. (Class C Stock)*	154,760	21,810,327

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Auto Trader Group PLC (United Kingdom), 144A	588	$5,402
LY Corp. (Japan)	1,600	5,658
Match Group, Inc.*	8,700	317,550
Meta Platforms, Inc. (Class A Stock)*	68,930	24,398,463
Scout24 SE (Germany), 144A	542	38,325

		72,264,716

IT Services — 0.6%
Accenture PLC (Class A Stock)	19,600	6,877,836
Akamai Technologies, Inc.*	4,800	568,080
Cognizant Technology Solutions Corp. (Class A Stock)	15,800	1,193,374
EPAM Systems, Inc.*	1,740	517,372
Gartner, Inc.*	2,400	1,082,664
International Business Machines Corp.	28,900	4,726,595
Obic Co. Ltd. (Japan)	100	17,205
Otsuka Corp. (Japan)	500	20,577
TIS, Inc. (Japan)	300	6,594
VeriSign, Inc.*	2,700	556,092
Wix.com Ltd. (Israel)*	800	98,416

		15,664,805

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	500	9,999
Hasbro, Inc.(a)	4,100	209,346

		219,345

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	9,214	1,281,022
Bio-Rad Laboratories, Inc. (Class A Stock)*	540	174,361
Bio-Techne Corp.(a)	4,800	370,368
Charles River Laboratories International, Inc.*	1,560	368,784
Danaher Corp.	20,400	4,719,336
Illumina, Inc.*	4,800	668,352
IQVIA Holdings, Inc.*	5,600	1,295,728
Mettler-Toledo International, Inc.*	680	824,813
Revvity, Inc.	4,000	437,240
Thermo Fisher Scientific, Inc.	12,000	6,369,480
Waters Corp.*(a)	1,800	592,614
West Pharmaceutical Services, Inc.	2,200	774,664

		17,876,762

Machinery — 0.9%
Alfa Laval AB (Sweden)	210	8,407
Atlas Copco AB (Sweden) (Class A Stock)	3,232	55,691
Atlas Copco AB (Sweden) (Class B Stock)	1,156	17,151
Caterpillar, Inc.(a)	15,800	4,671,586
Cummins, Inc.	4,300	1,030,151
Daimler Truck Holding AG (Germany)	332	12,471
Deere & Co	8,440	3,374,903
Dover Corp.	4,400	676,764
Epiroc AB (Sweden) (Class B Stock)	336	5,893
Fortive Corp.	10,850	798,885

SEE NOTES TO FINANCIAL STATEMENTS.

A30

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
GEA Group AG (Germany)	1,945	$80,862
Hoshizaki Corp. (Japan)	200	7,306
IDEX Corp.	2,310	501,524
Illinois Tool Works, Inc.	8,500	2,226,490
Ingersoll Rand, Inc.	12,400	959,016
Komatsu Ltd. (Japan)	800	20,819
Kone OYJ (Finland) (Class B Stock)	268	13,406
Makita Corp. (Japan)	200	5,501
NGK Insulators Ltd. (Japan)	400	4,770
Nordson Corp.	1,700	449,072
Otis Worldwide Corp.	12,901	1,154,252
PACCAR, Inc.	16,214	1,583,297
Parker-Hannifin Corp.	3,865	1,780,605
Pentair PLC	5,377	390,962
Rational AG (Germany)	25	19,291
Schindler Holding AG (Switzerland) (Part. Cert.)	31	7,761
SKF AB (Sweden) (Class B Stock)	3,844	77,036
Snap-on, Inc.(a)	1,700	491,028
Stanley Black & Decker, Inc.	4,647	455,871
Volvo AB (Sweden) (Class B Stock)	4,831	125,703
Wartsila OYJ Abp (Finland)	420	6,104
Westinghouse Air Brake Technologies Corp.	5,751	729,802
Xylem, Inc.	7,400	846,264

		22,588,644

Marine Transportation — 0.0%
Kuehne + Nagel International AG (Switzerland)	29	10,008
Mitsui OSK Lines Ltd. (Japan)	300	9,591

		19,599

Media — 0.3%
Charter Communications, Inc. (Class A Stock)*	3,060	1,189,361
Comcast Corp. (Class A Stock)	124,780	5,471,603
Fox Corp. (Class A Stock)	8,500	252,195
Fox Corp. (Class B Stock)	4,733	130,867
Informa PLC (United Kingdom)	9,262	92,124
Interpublic Group of Cos., Inc. (The)(a)	11,831	386,164
News Corp. (Class A Stock)	12,075	296,441
News Corp. (Class B Stock)	3,500	90,020
Omnicom Group, Inc.	6,100	527,711
Paramount Global (Class B Stock)(a)	16,530	244,479
Publicis Groupe SA (France)	1,290	119,856

		8,800,821

Metals & Mining — 0.2%
ArcelorMittal SA (Luxembourg)	3,584	101,714
BHP Group Ltd. (Australia)	6,520	222,753
BlueScope Steel Ltd. (Australia)	6,078	96,898
Fortescue Ltd. (Australia)	1,630	32,139
Freeport-McMoRan, Inc.	45,088	1,919,396
Glencore PLC (Australia)	8,705	52,326
JFE Holdings, Inc. (Japan)	1,600	24,754
Newmont Corp.	35,600	1,473,484
Nippon Steel Corp. (Japan)	3,700	84,522

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Norsk Hydro ASA (Norway)	960	$6,453
Nucor Corp.	7,600	1,322,704
Rio Tinto Ltd. (Australia)	275	25,465
Rio Tinto PLC (Australia)	947	70,439
Steel Dynamics, Inc.	4,750	560,975
voestalpine AG (Austria)	168	5,290

		5,999,312

Multi-Utilities — 0.3%
Ameren Corp.	8,100	585,954
CenterPoint Energy, Inc.	20,600	588,542
Centrica PLC (United Kingdom)	48,285	86,561
CMS Energy Corp.	8,900	516,823
Consolidated Edison, Inc.	10,600	964,282
Dominion Energy, Inc.	26,015	1,222,705
DTE Energy Co.	6,400	705,664
E.ON SE (Germany)	8,153	109,536
Engie SA (France)	1,989	35,039
NiSource, Inc.	13,600	361,080
Public Service Enterprise Group, Inc.(a)	15,500	947,825
Sempra	19,638	1,467,548
WEC Energy Group, Inc.	10,013	842,794

		8,434,353

Office REITs — 0.0%
Alexandria Real Estate Equities, Inc.	4,780	605,961
Boston Properties, Inc.	4,400	308,748
Gecina SA (France)	44	5,356

		920,065

Oil, Gas & Consumable Fuels — 1.8%
Ampol Ltd. (Australia)	231	5,693
APA Corp.	9,314	334,186
BP PLC (United Kingdom)	25,597	151,741
Chevron Corp.	54,522	8,132,502
ConocoPhillips	36,919	4,285,188
Coterra Energy, Inc.	23,600	602,272
Devon Energy Corp.	20,000	906,000
Diamondback Energy, Inc.	5,500	852,940
ENEOS Holdings, Inc. (Japan)	2,300	9,122
Eni SpA (Italy)	1,602	27,172
EOG Resources, Inc.	18,300	2,213,385
EQT Corp.	12,800	494,848
Equinor ASA (Norway)	761	24,118
Exxon Mobil Corp.	124,399	12,437,412
Hess Corp.	8,700	1,254,192
Inpex Corp. (Japan)	6,700	89,658
Kinder Morgan, Inc.	60,898	1,074,241
Marathon Oil Corp.	19,082	461,021
Marathon Petroleum Corp.	11,819	1,753,467
Occidental Petroleum Corp.(a)	20,904	1,248,178
ONEOK, Inc.	18,300	1,285,026
Phillips 66	13,638	1,815,763
Pioneer Natural Resources Co.	7,250	1,630,380
Shell PLC (Netherlands)	6,597	215,947
Targa Resources Corp.	6,900	599,403
TotalEnergies SE (France)	716	48,687

SEE NOTES TO FINANCIAL STATEMENTS.

A31

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Valero Energy Corp.	10,600	$1,378,000
Williams Cos., Inc. (The)	38,000	1,323,540

		44,654,082

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	140	5,281

Passenger Airlines — 0.1%
American Airlines Group, Inc.*	20,700	284,418
ANA Holdings, Inc. (Japan)*	200	4,333
Delta Air Lines, Inc.	19,700	792,531
Deutsche Lufthansa AG (Germany)*	649	5,770
Japan Airlines Co. Ltd. (Japan)	300	5,893
Singapore Airlines Ltd. (Singapore)	4,300	21,351
Southwest Airlines Co.	18,300	528,504
United Airlines Holdings, Inc.*	10,500	433,230

		2,076,030

Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	7,300	1,067,625
Kenvue, Inc.	53,700	1,156,161
L’Oreal SA (France)	141	70,289
Unilever PLC (United Kingdom)	3,502	169,535

		2,463,610

Pharmaceuticals — 1.9%
AstraZeneca PLC (United Kingdom)	683	92,130
Bristol-Myers Squibb Co.	63,170	3,241,253
Catalent, Inc.*	5,600	251,608
Chugai Pharmaceutical Co. Ltd. (Japan)	500	18,889
Eli Lilly & Co.	24,800	14,456,416
GSK PLC	3,341	61,706
Hikma Pharmaceuticals PLC (Jordan)	198	4,512
Ipsen SA (France)	28	3,340
Johnson & Johnson	74,808	11,725,406
Merck & Co., Inc.	78,933	8,605,276
Novartis AG (Switzerland)	2,534	255,961
Novo Nordisk A/S (Denmark) (Class B Stock)	3,518	364,574
Ono Pharmaceutical Co. Ltd. (Japan)	3,900	69,379
Orion OYJ (Finland) (Class B Stock)	240	10,400
Otsuka Holdings Co. Ltd. (Japan)	1,200	44,876
Pfizer, Inc.	175,570	5,054,660
Roche Holding AG	844	245,345
Sandoz Group AG (Switzerland)*	506	16,280
Sanofi SA	1,614	160,388
Shionogi & Co. Ltd. (Japan)	2,000	96,256
Viatris, Inc.	38,686	418,969
Zoetis, Inc.	14,300	2,822,391

		48,020,015

Professional Services — 0.4%
Adecco Group AG (Switzerland)	140	6,876
Automatic Data Processing, Inc.	12,800	2,982,016
BayCurrent Consulting, Inc. (Japan)	400	14,002
Broadridge Financial Solutions, Inc.	3,600	740,700
Ceridian HCM Holding, Inc.*(a)	5,050	338,956

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
Computershare Ltd. (Australia)	480	$7,995
Equifax, Inc.(a)	3,800	939,702
Jacobs Solutions, Inc.	3,900	506,220
Leidos Holdings, Inc.	4,500	487,080
Paychex, Inc.	10,000	1,191,100
Paycom Software, Inc.	1,520	314,215
Recruit Holdings Co. Ltd. (Japan)	3,200	133,796
RELX PLC (United Kingdom)	1,032	40,943
Robert Half, Inc.(a)	3,300	290,136
Verisk Analytics, Inc.	4,400	1,050,984
Wolters Kluwer NV (Netherlands)	198	28,169

		9,072,890

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	9,700	902,973
CoStar Group, Inc.*	12,700	1,109,853
Mitsui Fudosan Co. Ltd. (Japan)	700	17,115
New World Development Co. Ltd. (Hong Kong)	3,000	4,652
Nomura Real Estate Holdings, Inc. (Japan)	3,200	83,969
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	500	4,235

		2,122,797

Residential REITs — 0.1%
AvalonBay Communities, Inc.	4,275	800,365
Camden Property Trust	3,200	317,728
Equity Residential	10,600	648,296
Essex Property Trust, Inc.	1,950	483,483
Invitation Homes, Inc.	17,700	603,747
Mid-America Apartment Communities, Inc.	3,500	470,610
UDR, Inc.	9,500	363,755

		3,687,984

Retail REITs — 0.2%
Federal Realty Investment Trust	2,400	247,320
Kimco Realty Corp.	21,000	447,510
Klepierre SA (France)	1,080	29,485
Realty Income Corp.	22,100	1,268,982
Regency Centers Corp.	5,300	355,100
Scentre Group (Australia)	3,778	7,694
Simon Property Group, Inc.	10,093	1,439,665
Unibail-Rodamco-Westfield (France)*	448	33,136
Vicinity Ltd. (Australia)	29,154	40,498

		3,869,390

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc.*	50,199	7,399,835
Advantest Corp. (Japan)	200	6,739
Analog Devices, Inc.	15,347	3,047,300
Applied Materials, Inc.	26,100	4,230,027
ASML Holding NV (Netherlands)	210	158,526
Broadcom, Inc.	13,640	15,225,650
Disco Corp. (Japan)	400	98,787
Enphase Energy, Inc.*(a)	4,300	568,202
First Solar, Inc.*	3,300	568,524

SEE NOTES TO FINANCIAL STATEMENTS.

A32

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Infineon Technologies AG (Germany)	2,110	$88,119
Intel Corp.	131,000	6,582,750
KLA Corp.	4,250	2,470,525
Lam Research Corp.	4,090	3,203,534
Lasertec Corp. (Japan)	100	26,253
Microchip Technology, Inc.(a)	16,700	1,506,006
Micron Technology, Inc.	34,000	2,901,560
Monolithic Power Systems, Inc.	1,480	933,554
NVIDIA Corp.	76,760	38,013,087
NXP Semiconductors NV (China)	8,000	1,837,440
ON Semiconductor Corp.*	13,400	1,119,302
Qorvo, Inc.*	3,207	361,140
QUALCOMM, Inc.	34,700	5,018,661
Renesas Electronics Corp. (Japan)*	1,200	21,457
Skyworks Solutions, Inc.(a)	5,100	573,342
STMicroelectronics NV (Singapore)	2,266	113,660
Teradyne, Inc.(a)	4,900	531,748
Texas Instruments, Inc.	28,200	4,806,972
Tokyo Electron Ltd. (Japan)	400	71,096

		101,483,796

Software — 5.3%
Adobe, Inc.*	14,160	8,447,856
ANSYS, Inc.*	2,800	1,016,064
Autodesk, Inc.*	6,600	1,606,968
Cadence Design Systems, Inc.*	8,400	2,287,908
Check Point Software Technologies Ltd. (Israel)*	100	15,279
Dassault Systemes SE (France)	535	26,187
Fair Isaac Corp.*	770	896,288
Fortinet, Inc.*	19,700	1,153,041
Gen Digital, Inc.	17,278	394,284
Intuit, Inc.	8,700	5,437,761
Microsoft Corp.	231,020	86,872,761
Monday.com Ltd.*	100	18,781
Nemetschek SE (Germany)	598	51,628
Nice Ltd. (Israel)*	53	10,541
Oracle Corp.	49,350	5,202,970
Palo Alto Networks, Inc.*	9,500	2,801,360
PTC, Inc.*	3,600	629,856
Roper Technologies, Inc.(a)	3,300	1,799,061
Salesforce, Inc.*	30,250	7,959,985
SAP SE (Germany)	237	36,479
ServiceNow, Inc.*	6,330	4,472,082
Synopsys, Inc.*	4,720	2,430,375
Trend Micro, Inc. (Japan)*	100	5,337
Tyler Technologies, Inc.*	1,310	547,737
Xero Ltd. (New Zealand)*	1,309	99,862

		134,220,451

Specialized REITs — 0.6%
American Tower Corp.	14,460	3,121,625
Crown Castle, Inc.	13,500	1,555,065
Digital Realty Trust, Inc.	9,600	1,291,968
Equinix, Inc.	2,924	2,354,960
Extra Space Storage, Inc.	6,500	1,042,145
Iron Mountain, Inc.	9,002	629,960
Public Storage	5,020	1,531,100
SBA Communications Corp.	3,300	837,177

	Shares	Value

COMMON STOCKS (continued)
Specialized REITs (cont’d.)
VICI Properties, Inc.	32,200	$1,026,536
Weyerhaeuser Co.	22,518	782,951

		14,173,487

Specialty Retail — 1.0%
AutoZone, Inc.*	560	1,447,942
Bath & Body Works, Inc.	7,306	315,327
Best Buy Co., Inc.	5,975	467,723
CarMax, Inc.*(a)	4,700	360,678
Fast Retailing Co. Ltd. (Japan)	400	98,912
Home Depot, Inc. (The)	31,050	10,760,377
Industria de Diseno Textil SA (Spain)	3,286	143,382
JD Sports Fashion PLC (United Kingdom)	47,076	99,346
Lowe’s Cos., Inc.	17,900	3,983,645
O’Reilly Automotive, Inc.*	1,830	1,738,646
Ross Stores, Inc.	10,600	1,466,934
TJX Cos., Inc. (The)	35,700	3,349,017
Tractor Supply Co.(a)	3,300	709,599
Ulta Beauty, Inc.*	1,500	734,985

		25,676,513

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	454,740	87,551,092
Brother Industries Ltd. (Japan)	4,900	78,033
Hewlett Packard Enterprise Co.	39,748	674,921
HP, Inc.	26,648	801,838
Logitech International SA (Switzerland)	998	94,898
NetApp, Inc.	6,600	581,856
Seagate Technology Holdings PLC	6,000	512,220
Western Digital Corp.*	9,703	508,146

		90,803,004

Textiles, Apparel & Luxury Goods — 0.3%
adidas AG (Germany)	395	80,267
Hermes International SCA (France)	67	142,409
Lululemon Athletica, Inc.*	3,500	1,789,515
LVMH Moet Hennessy Louis Vuitton SE (France)	126	102,380
NIKE, Inc. (Class B Stock)	38,100	4,136,517
Pandora A/S (Denmark)	44	6,083
Ralph Lauren Corp.	1,400	201,880
Tapestry, Inc.	7,500	276,075
VF Corp.	11,300	212,440

		6,947,566

Tobacco — 0.3%
Altria Group, Inc.	56,300	2,271,142
British American Tobacco PLC (United Kingdom)	3,953	115,662
Imperial Brands PLC (United Kingdom)	665	15,313
Japan Tobacco, Inc. (Japan)	3,900	100,718
Philip Morris International, Inc.	48,200	4,534,656

		7,037,491

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Ireland)*(a)	1,200	89,184
Fastenal Co.	18,100	1,172,337

SEE NOTES TO FINANCIAL STATEMENTS.

A33

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
ITOCHU Corp. (Japan)	400	$16,296
Mitsui & Co. Ltd. (Japan)	1,100	41,210
Toyota Tsusho Corp. (Japan)	700	41,078
United Rentals, Inc.	2,100	1,204,182
W.W. Grainger, Inc.(a)	1,380	1,143,592

		3,707,879

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	55	9,983

Water Utilities — 0.0%
American Water Works Co., Inc.	6,000	791,940

Wireless Telecommunication Services — 0.1%
SoftBank Corp. (Japan)	1,200	14,954
T-Mobile US, Inc.	16,300	2,613,379
Vodafone Group PLC (United Kingdom)	18,696	16,328

		2,644,661

TOTAL COMMON STOCKS (cost $278,672,929)		1,257,726,425

PREFERRED STOCKS — 0.0%
Banks — 0.0%
Citigroup Capital XIII, 12.022%(c), 3 Month SOFR + 6.632%, Maturing 10/30/40	20,000	570,800

Capital Markets — 0.0%
State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(a)(oo)	30,000	711,300

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	123	9,894

TOTAL PREFERRED STOCKS (cost $1,260,021)		1,291,994

UNAFFILIATED EXCHANGE-TRADED FUNDS — 0.8%
iShares Core S&P 500 ETF	42,100	20,108,223
iShares MSCI EAFE ETF(a)	659	49,656

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $14,490,042)		20,157,879

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

ASSET-BACKED SECURITIES — 8.4%
Automobiles — 2.1%
AmeriCredit Automobile Receivables Trust,
Series 2019-03, Class C
2.320%	07/18/25	87	87,005
Series 2021-02, Class C
1.010%	01/19/27	900	842,945
Series 2021-03, Class C
1.410%	08/18/27	900	834,381

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A
2.330%	08/20/26	1,300	$1,242,675
Series 2021-01A, Class A, 144A
1.380%	08/20/27	2,400	2,182,758
Series 2021-02A, Class A, 144A
1.660%	02/20/28	2,600	2,340,962
Series 2022-01A, Class A, 144A
3.830%	08/21/28	2,900	2,767,119
Series 2023-02A, Class A, 144A
5.200%	10/20/27	1,300	1,301,454
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A
6.291%	07/26/32	1,783	1,793,512
Series 2023-CAR03, Class B, 144A
6.632%	07/26/32	648	651,947
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27	800	749,786
Series 2021-04, Class C
1.380%	07/15/27	600	554,393
Ford Credit Auto Owner Trust,
Series 2019-01, Class A, 144A
3.520%	07/15/30	1,400	1,398,756
Series 2020-01, Class A, 144A
2.040%	08/15/31	2,500	2,415,705
Series 2020-02, Class A, 144A
1.060%	04/15/33	900	839,031
Series 2021-02, Class B, 144A
1.910%	05/15/34	400	363,596
Series 2023-01, Class A, 144A
4.850%	08/15/35	2,700	2,707,825
Series 2023-02, Class A, 144A
5.280%	02/15/36	1,800	1,838,372
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34	200	179,863
Hertz Vehicle Financing III LLC,
Series 2023-01A, Class A, 144A
5.490%	06/25/27	2,500	2,508,547
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,300	1,177,304
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,500	1,447,958
Series 2022-02A, Class A, 144A
2.330%	06/26/28	3,300	3,000,334
Series 2023-03A, Class A, 144A
5.940%	02/25/28	1,500	1,527,490
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	4,100	4,014,803
Series 2021-01A, Class B, 144A
1.260%	07/14/28	1,800	1,642,218
Series 2023-01A, Class A, 144A
5.410%	11/14/29	3,200	3,209,533

SEE NOTES TO FINANCIAL STATEMENTS.

A34

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Santander Drive Auto Receivables Trust,
Series 2021-02, Class C
0.900%	06/15/26		107	$106,730
Series 2021-02, Class D
1.350%	07/15/27		1,700	1,637,239
Series 2021-03, Class C
0.950%	09/15/27		561	555,871
Series 2022-01, Class C
2.560%	04/17/28		1,100	1,070,785
Series 2023-01, Class C
5.090%	05/15/30		600	595,125
Series 2023-03, Class C
5.770%	11/15/30		900	911,399
Series 2023-04, Class C
6.040%	12/15/31		1,600	1,626,486
SFS Auto Receivables Securitization Trust,
Series 2023-01A, Class B, 144A
5.710%	01/22/30		200	202,219
Series 2023-01A, Class C, 144A
5.970%	02/20/31		300	301,224
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A
5.800%	04/18/38		2,800	2,807,973
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27		400	373,573

				53,808,896

Collateralized Loan Obligations — 5.5%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2020-15A, Class AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	07/20/34		2,000	1,995,012
Anchorage Capital Europe CLO DAC (Ireland),
Series 06A, Class AR, 144A, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.666%(c)	01/22/38	EUR	2,500	2,760,526
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.462%)
6.877%(c)	07/20/34		2,500	2,496,044
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.830%(c)	01/25/35		6,520	6,502,457
Series 2021-17A, Class A1, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)
6.937%(c)	03/09/34		4,000	3,990,712
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month SOFR + 1.132% (Cap N/A, Floor 1.132%)
6.525%(c)	07/15/29		89	88,990
Series 2018-16A, Class A1R, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)
6.694%(c)	01/17/32		3,500	3,498,268

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.565%(c)	04/15/31	EUR	1,750	$1,898,593
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.655%(c)	07/15/30		2,450	2,447,657
CarVal CLO Ltd. (United Kingdom),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)
7.616%(c)	01/20/35		4,500	4,514,747
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.864%(c)	10/17/31		7,000	7,011,059
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
4.812%(c)	05/22/32	EUR	1,750	1,906,454
Series 14A, Class A2R, 144A
1.250%	05/22/32	EUR	3,800	3,969,795
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		169	169,593
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.665%(c)	04/15/31		986	985,548
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		172	172,028
ICG Euro CLO DAC (Ireland),
Series 2023-02A, Class A1, 144A, 3 Month EURIBOR + 1.730% (Cap N/A, Floor 1.730%)
5.639%(c)	01/26/38	EUR	7,000	7,727,650
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.732% (Cap N/A, Floor 1.470%)
7.147%(c)	04/20/32		7,500	7,522,299
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 0.000%)
6.852%(c)	10/20/31		4,237	4,236,582
KKR CLO Ltd. (Cayman Islands),
Series 2023-46A, Class A1A, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)
7.266%(c)	04/20/35		5,000	5,002,547
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
7.636%(c)	10/20/31		1,651	1,652,793
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
6.684%(c)	10/15/32		6,000	5,981,372

SEE NOTES TO FINANCIAL STATEMENTS.

A35

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	04/21/31		2,757	$2,757,486
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.775%(c)	07/15/31		2,452	2,450,124
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)
6.644%(c)	01/15/33		2,500	2,493,283
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)
6.727%(c)	07/20/30		2,017	2,014,169
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)
7.816%(c)	01/20/35		4,600	4,630,793
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.744%(c)	04/17/31		2,742	2,742,022
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30		438	438,491
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	07/20/30		3,337	3,334,110
Regatta VII Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.782%(c)	06/20/34		3,750	3,752,711
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A, 144A, 3 Month SOFR + 1.900% (Cap N/A, Floor 1.900%)
7.251%(c)	01/20/36		3,750	3,752,637
Sound Point CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.710%(c)	04/25/34		6,000	5,952,434
St. Pauls CLO (Netherlands),
Series 09A, Class A1R, 144A, 3 Month EURIBOR + 0.940% (Cap N/A, Floor 0.940%)
4.933%(c)	07/20/35	EUR	2,000	2,140,225
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34		4,750	4,738,990
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	07/20/31		1,672	1,673,054

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.946%(c)	07/25/34	EUR	3,000	$3,240,634
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.722% (Cap N/A, Floor 1.460%)
7.137%(c)	07/20/32		7,500	7,502,949
Trinitas CLO Ltd. (Cayman Islands),
Series 2023-26A, Class A1, 144A
0.000%(c)	01/20/35		2,400	2,400,000
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/34		2,100	2,085,770
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/31		3,750	3,751,659
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31		1,764	1,763,586

				140,145,853

Consumer Loans — 0.3%
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,900	1,750,530
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
6.099%(c)	06/16/36		2,000	1,959,788
Series 2023-02A, Class A1, 144A
5.840%	09/15/36		3,400	3,467,593

				7,177,911

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		1,119	1,094,132
Series 2019-A, Class A5, 144A
3.080%	11/12/41		1,432	1,407,766
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,600	1,503,342

				4,005,240

Home Equity Loans — 0.0%
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63		275	280,873

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41		533	463,585

SEE NOTES TO FINANCIAL STATEMENTS.

A36

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24		1,140	$1,117,288

				1,580,873

Residential Mortgage-Backed Securities — 0.0%
Countrywide Asset-Backed Certificates Trust,
Series 2004-01, Class M1, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)
6.220%(c)	03/25/34		130	128,556
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month SOFR + 0.909% (Cap N/A, Floor 0.795%)
6.265%(c)	06/25/34		96	94,325
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.250%
7.083%(c)	03/15/26^	EUR	737	691,822

				914,703

Student Loans — 0.2%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		447	411,465
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		317	293,532
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		83	78,376
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42		14	14,369
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43		41	40,345
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		111	108,160
Navient Private Education Refi Loan Trust,
Series 2018-CA, Class A2, 144A
3.520%	06/16/42		61	60,688
Series 2019-CA, Class A2, 144A
3.130%	02/15/68		396	380,074
Series 2020-BA, Class A2, 144A
2.120%	01/15/69		478	440,627
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 30 Day Average SOFR + 0.644% (Cap N/A, Floor 0.530%)
5.982%(c)	05/25/70		1,072	1,054,151
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48		343	331,841
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48		409	389,180
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		657	615,118
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47		336	328,113

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	889	$829,703

			5,375,742

TOTAL ASSET-BACKED SECURITIES (cost $216,700,002)			213,290,091

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.5%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	1,642	1,588,187
BANK,
Series 2021-BN35, Class A3
1.717%	06/15/64	3,500	3,019,007
Series 2021-BN35, Class ASB
2.067%	06/15/64	2,300	2,018,511
Series 2021-BN37, Class A4
2.370%	11/15/64	3,900	3,218,611
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	3,681,742
Series 2021-C12, Class A4
2.421%	11/15/54	4,500	3,803,218
Series 2023-C19, Class A2A
5.756%	04/15/56	2,700	2,755,915
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	3,421,845
Series 2021-B24, Class A3
2.010%	03/15/54	2,000	1,729,221
Series 2023-B38, Class A2
5.626%	04/15/56	3,000	3,050,043
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	5,500	4,305,999
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	1,967	1,868,764
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	565	564,132
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,566,570
Series 2017-P07, Class A3
3.442%	04/14/50	3,564	3,374,374
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	721	712,936
Series 2014-LC17, Class A4
3.648%	10/10/47	3,007	2,961,186
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,482	2,406,965
Series 2017-C08, Class A3
3.127%	06/15/50	3,432	3,159,797
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO
1.336%(cc)	03/25/26	4,195	106,897

SEE NOTES TO FINANCIAL STATEMENTS.

A37

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	11/21/35	1,064	$1,051,596
GS Mortgage Securities Trust,
Series 2015-GC34, Class A3
3.244%	10/10/48	4,275	4,123,673
Series 2016-GS03, Class A3
2.592%	10/10/49	3,847	3,593,916
Series 2016-GS04, Class A3
3.178%	11/10/49	3,796	3,598,271
Series 2020-GSA02, Class A4
1.721%	12/12/53	4,150	3,326,883
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	513	502,491
Series 2015-C27, Class A3A1
2.920%	02/15/48	3,932	3,818,170
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	2,717	2,565,588
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	2,419	2,304,805
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month SOFR + 1.465% (Cap N/A, Floor 1.351%)
6.827%(c)	04/15/38	1,983	1,953,498
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48	3,980	3,857,741
Series 2016-BNK02, Class A3
2.791%	11/15/49	2,000	1,871,025
Series 2016-UB11, Class A3
2.531%	08/15/49	6,152	5,761,309
Series 2019-H06, Class A3
3.158%	06/15/52	5,000	4,546,662
Series 2019-H07, Class A2
2.492%	07/15/52	9,400	9,205,927
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	1,744	1,683,731
Series 2017-C05, Class A4
3.212%	11/15/50	5,000	4,686,477
Series 2018-C09, Class A3
3.854%	03/15/51	1,576	1,486,648
Series 2018-C14, Class A3
4.180%	12/15/51	2,370	2,252,133
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49	4,500	4,240,786
Series 2017-C38, Class A4
3.190%	07/15/50	3,032	2,839,876
Series 2019-C49, Class A3
3.749%	03/15/52	7,300	7,058,626
Series 2020-C58, Class A3
1.810%	07/15/53	5,000	4,174,472

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-C61, Class A3
2.406%	11/15/54	9,000	$7,575,050

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $150,983,112)			138,393,274

CORPORATE BONDS — 11.6%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	1,610	1,521,423
3.300%	03/01/35	1,920	1,570,181
3.900%	05/01/49	1,500	1,185,801
RTX Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	910	888,962

			5,166,367

Agriculture — 0.4%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	3,190	2,850,563
3.557%	08/15/27	360	343,370
6.343%	08/02/30	345	361,094
BAT International Finance PLC (United Kingdom),
Gtd. Notes
5.931%	02/02/29	110	114,051
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/30	5,190	5,282,494
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	875	801,068

			9,752,640

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	1,516	1,388,156
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	203	199,109
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.625%	02/10/30(a)	1,375	1,201,990
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	590	575,439
4.625%	04/15/29	115	107,169

			3,471,863

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29(a)	550	434,153

SEE NOTES TO FINANCIAL STATEMENTS.

A38

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 0.3%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24	3,770	$3,634,616
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	750	619,545
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	200	179,510
4.134%	08/04/25	300	291,665
6.950%	03/06/26	475	486,685
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	740	757,040
6.600%	04/01/36	585	625,312
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24	1,700	1,689,404

			8,283,777

Banks — 3.6%
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
1.849%	03/25/26	800	740,425
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	1,145	1,131,274
Sr. Unsec’d. Notes
5.288%(ff)	04/25/34	905	907,547
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	1,805	1,474,305
2.496%(ff)	02/13/31	5,165	4,439,008
3.194%(ff)	07/23/30	1,050	952,231
3.824%(ff)	01/20/28	615	591,337
Sub. Notes, MTN
4.000%	01/22/25	1,700	1,676,867
4.200%	08/26/24	745	737,345
4.450%	03/03/26	4,790	4,733,576
Bank of America NA,
Sub. Notes
6.000%	10/15/36	805	873,424
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	935	914,447
3.932%(ff)	05/07/25	320	317,979
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	705	691,863
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
2.219%(ff)	06/09/26	480	458,251
3.132%(ff)	01/20/33	1,335	1,131,706
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29	560	567,216
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,675	1,560,794

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value
CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	2,100	$1,752,900
3.200%	10/21/26	670	639,295
3.700%	01/12/26	1,610	1,572,415
3.887%(ff)	01/10/28	560	541,778
Sub. Notes
4.450%	09/29/27	1,485	1,450,681
4.750%	05/18/46	440	394,616
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29	1,640	1,721,831
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.129%(ff)	11/24/26	460	430,289
7.146%(ff)	07/13/27	500	520,381
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	595	577,415
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	2,345	2,127,012
3.750%	02/25/26	1,165	1,138,436
3.814%(ff)	04/23/29	440	417,978
3.850%	01/26/27	2,625	2,555,288
Sub. Notes
6.750%	10/01/37	225	248,061
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29	395	407,219
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24(a)	400	397,750
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54	550	564,184
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	540	531,440
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,245	1,199,279
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	230	216,829
Sr. Unsec’d. Notes
2.580%(ff)	04/22/32	1,585	1,341,434
3.782%(ff)	02/01/28	270	260,742
3.964%(ff)	11/15/48	2,240	1,884,051
4.005%(ff)	04/23/29	1,360	1,308,891
5.299%(ff)	07/24/29	4,890	4,961,928
Sub. Notes
3.875%	09/10/24	1,930	1,907,250
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
5.242%(ff)	04/19/29(a)	1,740	1,762,869
Morgan Stanley,
Sr. Unsec’d. Notes
5.449%(ff)	07/20/29	1,855	1,890,104
6.407%(ff)	11/01/29	3,220	3,414,917

SEE NOTES TO FINANCIAL STATEMENTS.

A39

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value
CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	2,770	$2,263,428
3.772%(ff)	01/24/29	1,295	1,234,802
3.875%	01/27/26(a)	550	538,839
4.431%(ff)	01/23/30	455	443,225
Sr. Unsec’d. Notes, MTN
3.591%(ff)(cc)	07/22/28(a)	1,030	983,030
Sub. Notes, GMTN
4.350%	09/08/26	3,050	2,995,123
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
1.488%(ff)	12/14/26	3,200	2,945,838
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24(a)	1,255	1,253,005
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
7.161%(ff)	10/30/29	745	803,930
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	3,000	2,958,854
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	2,250	2,061,486
2.193%(ff)	06/05/26	1,100	1,045,000
3.091%(ff)	05/14/32	560	476,700
4.282%	01/09/28	980	947,135
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34	1,635	1,640,830
6.491%(ff)	10/23/34	2,555	2,782,624
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	2,895	2,503,139

			89,913,846

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	1,220	1,217,608
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31	780	656,109

			1,873,717

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41	1,495	1,088,573

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)	400	345,692
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	300	288,916

			634,608

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value
CORPORATE BONDS (continued)
Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42		5	$4,415
9.400%	05/15/39		15	20,935
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		620	592,922
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		875	867,738
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		600	595,320
6.500%	09/27/28		405	382,345

				2,463,675

Commercial Services — 0.2%
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	416	440,249
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		875	767,389
7.000%	10/15/37		390	454,889
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		250	222,041
4.875%	01/15/28(a)		735	717,890
5.250%	01/15/30(a)		265	261,505
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52		815	696,220
University of Southern California,
Sr. Unsec’d. Notes
4.976%	10/01/53		947	976,234

				4,536,417

Distribution/Wholesale — 0.0%
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	03/15/28		50	51,500

Diversified Financial Services — 0.3%
BOC Aviation USA Corp. (China),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		445	439,519
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27		3,485	3,343,035
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		445	439,890
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		1,490	1,228,775
6.070%	07/12/28		1,680	1,729,764

SEE NOTES TO FINANCIAL STATEMENTS.

A40

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	255	$250,022

			7,431,005

Electric — 1.3%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28	370	332,978
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	2,105	2,028,584
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	437	341,102
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	530	581,470
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	335	357,391
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	1,400	1,232,988
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	300	346,211
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,000	940,312
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	2,290	1,904,445
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	145	146,425
Duke Energy Carolinas LLC,
First Mortgage
4.950%	01/15/33(a)	2,260	2,303,643
6.050%	04/15/38	530	575,824
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	845	857,959
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	1,500	1,217,551
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	380	411,253
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	140	150,725
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	575	535,262

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
5.200%	04/01/28	530	$533,924
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	1,560	1,550,049
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.900%	02/28/28	2,515	2,537,430
6.051%	03/01/25	515	519,641
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,035	815,835
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	50	43,010
3.875%	02/15/32(a)	150	128,449
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	225	210,496
2.450%	12/02/27	345	310,467
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	465	379,734
Pacific Gas & Electric Co.,
First Mortgage
4.950%	07/01/50	855	733,221
PacifiCorp,
First Mortgage
5.350%	12/01/53	2,045	1,966,589
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	785	535,853
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.700%	05/01/28	850	824,237
4.900%	12/15/32	820	833,349
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	515	545,253
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	1,235	1,009,961
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,010	863,519
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	350	287,120
First Ref. Mortgage, Series C
3.600%	02/01/45	690	535,203
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	495	481,996
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,475	1,452,698

SEE NOTES TO FINANCIAL STATEMENTS.

A41

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	$429,098

			31,791,255

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	500	496,525
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes,144A
4.250%	10/31/26	415	399,657
5.500%	07/31/47	1,350	1,159,893

			2,056,075

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30	400	411,234
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	475	475,000
Warnermedia Holdings, Inc.,
Gtd. Notes
5.050%	03/15/42(a)	450	396,756
5.141%	03/15/52	650	559,286

			1,842,276

Foods — 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28	3,000	2,976,868
Kraft Heinz Foods Co.,
Gtd. Notes
6.500%	02/09/40	1,135	1,274,527
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30	200	184,506
4.375%	01/31/32	575	524,817
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	535	382,799

			5,343,517

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.500%	08/01/24	207	204,089

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31	270	219,628
3.600%	05/01/30	1,600	1,492,786

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29	2,090	$1,955,380

			3,667,794

Healthcare-Products — 0.0%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	475	429,639

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36	480	537,531
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51	885	695,140
4.625%	05/15/42	330	308,007
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	670	592,443
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	01/15/30	425	394,520
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.750%	05/15/52	105	100,974
5.050%	04/15/53	1,037	1,048,985
5.200%	04/15/63	1,030	1,052,745
6.050%	02/15/63	630	728,489

			5,458,834

Home Builders — 0.0%
KB Home,
Gtd. Notes
4.000%	06/15/31	400	360,586
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	405	407,270

			767,856

Insurance — 0.3%
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	12/07/33	2,375	2,434,742
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	1,125	854,154
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	701	741,419
Markel Group, Inc.,
Sr. Unsec’d. Notes
5.000%	03/30/43	165	146,419
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	650	751,208

SEE NOTES TO FINANCIAL STATEMENTS.

A42

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	105	$95,974
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,430	1,249,672
6.850%	12/16/39	122	140,863

			6,414,451

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.900%	04/15/29(a)	350	352,251

Media — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27	75	72,568
5.500%	05/01/26	425	422,141
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	500	336,583
6.384%	10/23/35	1,695	1,720,958
6.484%	10/23/45	1,000	982,417
Comcast Corp.,
Gtd. Notes
5.500%	05/15/64	1,920	2,023,868
Cox Communications, Inc.,
Sr. Unsec’d. Notes,
144A 2.600%	06/15/31	3,695	3,126,976
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,000	756,260
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	823	585,392
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	270	236,984
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28	515	583,677

			10,847,824

Mining — 0.1%
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	1,750	1,599,235

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	800	802,288
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	2,415	2,322,042

			3,124,330

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value
CORPORATE BONDS (continued)
Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,270	$1,189,157
5.500%	12/01/24	500	498,096

			1,687,253

Oil & Gas — 0.4%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	530	453,018
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	2,222	2,031,119
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47(a)	506	476,023
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	225	217,621
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	440	433,400
8.625%	01/19/29	1,315	1,402,119
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	350	350,984
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.375%	03/30/28	84	73,631
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/30	275	266,802
6.250%	04/15/32	325	312,711
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
4.750%	04/03/26	335	333,312
4.875%	04/03/28	345	346,911
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.350%	02/12/48	195	123,687
6.490%	01/23/27	346	322,714
6.500%	03/13/27	130	120,819
6.840%	01/23/30	100	85,780
Gtd. Notes, MTN
6.750%	09/21/47	471	308,152
6.875%	08/04/26	770	744,128
QatarEnergy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26	500	458,320
2.250%	07/12/31	545	463,223
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
6.875%	09/19/33	635	671,867
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	325	301,577

			10,297,918

SEE NOTES TO FINANCIAL STATEMENTS.

A43

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31(a)	300	$258,533
6.000%	06/15/29(a)	725	739,954
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	3,570	3,319,829
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	450	444,502
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28	75	75,750

			4,838,568

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25	950	938,001
4.050%	11/21/39	140	126,613
4.550%	03/15/35	1,770	1,737,418
4.700%	05/14/45	425	405,648
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,150	1,119,808
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	102	100,369
Cigna Group (The),
Sr. Unsec’d. Notes
3.200%	03/15/40	1,555	1,216,447
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	985	933,529
5.875%	06/01/53	150	158,041
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	590	512,365
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	700	644,286
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	520	387,630

			8,280,155

Pipelines — 0.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	525	538,590
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
5.927%	08/15/30	590	610,531
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	2,600	2,599,655

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	45	$38,398
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,060	921,206
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	795	793,134
5.000%	05/15/50	990	884,981
6.125%	12/15/45	120	121,392
6.250%	04/15/49	885	917,954
6.400%	12/01/30	280	299,529
6.550%	12/01/33	1,125	1,221,900
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	25	25,805
7.500%	06/01/30	25	26,953
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	365	380,855
6.510%	02/23/42	475	499,789
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	1,575	1,129,618
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	1,140	1,123,134
4.875%	06/01/25	2,275	2,261,211
5.200%	03/01/47	25	23,247
5.500%	02/15/49	700	678,099
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	130	141,581
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	3,495	3,139,934
4.500%	03/15/50	245	205,376
6.050%	09/01/33	764	808,634
Targa Resources Corp.,
Gtd. Notes
6.125%	03/15/33	1,720	1,814,030
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	80	72,044
4.125%	08/15/31	55	48,595
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	80	69,993
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,100	1,001,386
5.300%	08/15/52	210	203,832

			22,601,386

SEE NOTES TO FINANCIAL STATEMENTS.

A44

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.950%	03/15/34	420	$350,467
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33	945	742,686
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	725	721,717
Healthpeak OP LLC,
Gtd. Notes
5.250%	12/15/32	2,500	2,530,816
Kimco Realty OP LLC,
Gtd. Notes
2.700%	10/01/30	2,420	2,098,605
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31(a)	625	391,578
5.000%	10/15/27(a)	275	225,599

			7,061,468

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28	400	379,060
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29	1,820	1,739,373
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	3,395	3,334,789
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	200	170,868
3.875%	10/01/31	375	308,970
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	1,020	1,019,541

			6,952,601

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36	3,650	2,962,148
Intel Corp.,
Sr. Unsec’d. Notes
5.625%	02/10/43	255	273,190

			3,235,338

Software — 0.2%
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34	1,569	1,465,102
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	1,375	1,130,868

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Workday, Inc.,
Sr. Unsec’d. Notes
3.800%	04/01/32(a)	1,845	$1,719,223

			4,315,193

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	346	282,285
3.500%	09/15/53	2,817	2,049,601
3.650%	09/15/59	4	2,873
4.500%	05/15/35	1,095	1,038,623
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $103,250; purchased 11/03/23 - 11/08/23)(f)
4.250%	07/01/28	175	101,500
Gtd. Notes, 144A (original cost $49,406; purchased 11/03/23)(f)
4.625%	09/15/27	75	45,000
Sr. Sec’d. Notes, 144A (original cost $249,776; purchased 11/14/19 - 12/10/19)(f)
3.400%	03/01/27	250	240,000
Sr. Sec’d. Notes, 144A (original cost $284,250; purchased 11/03/23)(f)
10.500%	05/15/30	300	292,768
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31	965	830,722
3.750%	04/15/27	200	194,080
3.875%	04/15/30	5,500	5,221,638
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.680%	10/30/30	490	403,708
2.550%	03/21/31	1,017	877,078
2.650%	11/20/40	1,095	789,669
4.016%	12/03/29(a)	1,365	1,320,663

			13,690,208

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	735	796,676
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	690	770,998
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	350	341,289
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	120	120,752
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	100	103,829

			2,133,544

TOTAL CORPORATE BONDS (cost $310,378,341)			294,095,199

SEE NOTES TO FINANCIAL STATEMENTS.

A45

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

FLOATING RATE AND OTHER LOANS — 0.0%
Telecommunications
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^	120	$114,000
Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27	60	40,370

TOTAL FLOATING RATE AND OTHER LOANS (cost $159,345)			154,370

MUNICIPAL BONDS — 0.4%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	180	173,302

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,305	1,520,282
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,250	1,516,553
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	350	423,957
7.625%	03/01/40	205	257,741

			3,718,533

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	565	625,468

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	970	1,111,954

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,000	1,250,445

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,000	1,042,363

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	415	416,205

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	425	463,288

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	505	538,220

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

MUNICIPAL BONDS (continued)
Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	355	$294,747

TOTAL MUNICIPAL BONDS (cost $8,636,470)			9,634,525

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	9	8,871
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
3.815%(cc)	02/25/35	30	28,741
Bellemeade Re Ltd.,
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
6.337%(c)	09/25/31	1,500	1,489,250
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
6.337%(c)	09/25/31	320	319,732
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)
7.087%(c)	01/26/32	1,415	1,415,711
BRAVO Residential Funding Trust,
Series 2023-RPL01, Class A1, 144A
5.000%(cc)	05/25/63	1,705	1,681,247
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
5.342%(cc)	02/25/37	57	55,063
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	460	435,523
Fannie Mae REMIC,
Series 2020-24, Class SP, IO, 30 Day Average SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.598%(c)	04/25/50	732	100,042
Series 2022-51, Class PS, IO, 30 Day Average SOFR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
0.613%(c)	08/25/52	1,787	164,489
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
7.937%(c)	11/25/50	957	973,986
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)
10.702%(c)	09/25/50	134	146,183
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	2,005	2,011,325
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
6.987%(c)	01/25/34	131	131,593
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
6.187%(c)	09/25/41	3,474	3,437,775

SEE NOTES TO FINANCIAL STATEMENTS.

A46

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
6.337%(c)	01/25/42	905	$901,552
Freddie Mac REMIC,
Series 4535, Class PA
3.000%	03/15/44	307	292,473
Series 5021, Class SB, IO, 30 Day Average SOFR x (1) + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%(c)	10/25/50	1,832	80,670
Series 5222, Class SA, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	287	8,837
Series 5250, Class NH
3.000%	08/25/52	1,500	1,311,616
Series 5269, Class AD
2.000%	01/25/55	4,501	3,542,044
Freddie Mac Strips,
Series 406, Class PO, PO
1.210%(s)	10/25/53	936	751,483
Government National Mortgage Assoc.,
Series 2018-121, Class KS, IO, 1 Month SOFR x (1) + 3.746% (Cap 3.860%, Floor 0.000%)
0.000%(c)	09/20/48	894	22,443
Series 2018-148, Class DS, IO, 1 Month SOFR x (1) + 3.726% (Cap 3.840%, Floor 0.000%)
0.000%(c)	10/20/48	1,108	30,548
Series 2018-151, Class SL, 1 Month SOFR x (1) + 3.686% (Cap 3.800%, Floor 0.000%)
0.000%(c)	11/20/48	3,619	102,207
Series 2018-155, Class PS, IO, 1 Month SOFR x (1) + 3.186% (Cap 2.000%, Floor 0.000%)
0.000%(c)	11/20/48	1,944	34,612
Series 2019-069, Class KB
3.000%	06/20/49	2,400	1,883,900
Series 2019-092, Class S, IO, 1 Month SOFR x (1) + 2.696% (Cap 2.810%, Floor 0.000%)
0.000%(c)	07/20/49	3,439	51,461
Series 2019-097, Class MS, IO, 1 Month SOFR x (1) + 2.966% (Cap 3.080%, Floor 0.000%)
0.000%(c)	08/20/49	2,852	52,330
Series 2019-099, Class SA, IO, 1 Month SOFR x (1) + 3.236% (Cap 3.350%, Floor 0.000%)
0.000%(c)	08/20/49	1,749	38,299
Series 2021-165, Class ST, IO, 1 Month SOFR x (1) + 3.246% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	442	142
Series 2022-046, Class S, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	738	14,350
Series 2022-051, Class SC, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	3,365	110,931
Series 2022-066, Class SB, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	1,108	39,683

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-068, Class SP, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52		898	$29,002
Series 2022-078, Class MS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52		2,966	91,497
Series 2022-078, Class SB, IO, 30 Day Average SOFR x (1) + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52		1,960	68,510
Series 2022-093, Class GS, IO, 30 Day Average SOFR x (1) + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52		686	18,855
Series 2022-126, Class CS, IO, 30 Day Average SOFR x (1) + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52		4,113	93,296
Series 2022-133, Class SA, IO, 30 Day Average SOFR x (1) + 3.950% (Cap 3.950%, Floor 0.000%)
0.000%(c)	07/20/52		1,508	40,526
Series 2022-148, Class DS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52		1,537	38,859
Series 2022-170, Class SB, IO, 30 Day Average SOFR x (1) + 4.500% (Cap 4.500%, Floor 0.000%)
0.000%(c)	09/20/52		11,916	401,032
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)
7.102%(c)	05/25/29		116	115,883
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
5.674%(cc)	07/25/35		8	8,070
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66		213	209,191
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60		1,568	1,384,254
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)
6.220%(c)	01/25/48		130	124,853
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
6.937%(c)	04/25/34		1,685	1,680,798
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)
8.371%(c)	02/27/24		1,600	1,591,501
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		692	651,639
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR	255	280,471

SEE NOTES TO FINANCIAL STATEMENTS.

A47

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#			Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
6.478%(cc)	02/25/34		49		$46,241
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—	(r)	1
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.000%)
5.755%(c)	02/25/57		267		269,473
Series 2020-04, Class A1, 144A
1.750%	10/25/60		508		446,848

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $29,933,597)					29,259,912

SOVEREIGN BONDS — 0.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		2,420		2,319,788
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		465		397,808
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		220		215,600
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		745		714,462
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400		386,728
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	1,510		1,567,347
3.375%	07/30/25	EUR	1,200		1,312,937
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
3.000%	03/12/24		200		199,117
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		340		235,450
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		514		446,698
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
5.000%	09/27/26	EUR	800		903,605
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
0.750%	07/09/27	EUR	493		498,667

TOTAL SOVEREIGN BONDS
(cost $9,570,961)					9,198,207

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.7%
Federal Home Loan Bank
5.500%	07/15/36		850		953,443

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
Federal Home Loan Mortgage Corp.
1.500%	10/01/36	5,136	$4,461,017
1.500%	11/01/50	1,182	921,807
1.500%	04/01/51	625	487,853
2.000%	01/01/32	313	290,913
2.000%	02/01/36	839	756,780
2.000%	06/01/40	682	587,733
2.000%	10/01/40	1,140	981,373
2.000%	09/01/50	2,670	2,196,417
2.000%	11/01/50	1,119	920,648
2.000%	02/01/51	2,101	1,725,438
2.000%	03/01/51	1,077	883,762
2.000%	04/01/51	67	55,103
2.000%	07/01/51	2,551	2,089,991
2.000%	09/01/51	454	376,440
2.000%	10/01/51	461	377,486
2.500%	03/01/30	152	144,143
2.500%	01/01/51	1,485	1,264,908
2.500%	03/01/51	595	513,940
2.500%	04/01/51	5,247	4,479,738
2.500%	05/01/51	2,393	2,038,080
2.500%	08/01/51	454	387,204
2.500%	08/01/51	2,513	2,140,253
2.500%	09/01/51	4,174	3,567,972
3.000%	10/01/28	101	97,426
3.000%	06/01/29	220	212,709
3.000%	01/01/37	75	69,894
3.000%	06/01/42	126	116,680
3.000%	10/01/42	307	282,668
3.000%	01/01/43	291	267,438
3.000%	07/01/43	783	720,550
3.000%	09/01/46	1,656	1,508,168
3.000%	12/01/46	4,798	4,356,897
3.000%	11/01/49	1,051	939,930
3.000%	02/01/50	1,290	1,154,012
3.000%	05/01/50	271	241,049
3.000%	06/01/51	1,599	1,413,968
3.000%	02/01/52	2,348	2,095,183
3.000%	02/01/52	3,605	3,187,628
3.000%	08/01/52	2,075	1,834,903
3.500%	06/01/42	131	123,935
3.500%	01/01/47	217	203,249
3.500%	02/01/47	359	335,376
3.500%	03/01/48	2,572	2,407,630
3.500%	06/01/52	2,171	1,991,668
4.000%	06/01/26	73	71,886
4.000%	09/01/26	24	24,006
4.000%	11/01/37	2,104	2,065,810
4.000%	03/01/38	144	140,546
4.000%	10/01/39	218	213,070
4.000%	09/01/40	295	288,286
4.000%	12/01/40	141	137,407
4.000%	10/01/41	116	112,697
4.000%	01/01/42	41	39,876
4.000%	04/01/52	856	818,073
4.000%	08/01/52	625	591,277
4.500%	02/01/39	31	30,884
4.500%	09/01/39	48	47,928

SEE NOTES TO FINANCIAL STATEMENTS.

A48

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	10/01/39	428	$427,562
4.500%	12/01/39	44	43,906
4.500%	07/01/41	49	49,246
4.500%	07/01/41	1,027	1,026,728
4.500%	08/01/41	67	66,814
4.500%	08/01/41	82	81,912
4.500%	08/01/41	98	97,147
4.500%	10/01/41	93	93,244
4.500%	12/01/47	84	82,751
4.500%	08/01/48	170	167,460
4.500%	07/01/52	1,882	1,824,629
4.500%	09/01/52	230	222,537
5.000%	05/01/34	11	10,728
5.000%	05/01/34	115	116,613
5.000%	10/01/35	3	2,784
5.000%	07/01/37	158	160,556
5.000%	09/01/38	377	378,778
5.000%	10/01/38	119	119,836
5.000%	05/01/39	23	23,791
5.000%	10/01/52	953	942,544
5.500%	12/01/33	25	25,423
5.500%	01/01/34	25	25,829
5.500%	06/01/34	35	35,845
5.500%	07/01/34	78	80,677
5.500%	05/01/37	21	21,736
5.500%	02/01/38	164	168,739
5.500%	05/01/38	18	18,201
5.500%	07/01/38	45	46,097
6.000%	03/01/32	105	108,868
6.000%	12/01/33	20	20,668
6.000%	11/01/36	21	21,665
6.000%	01/01/37	11	11,900
6.000%	05/01/37	8	8,776
6.000%	02/01/38	2	1,655
6.000%	08/01/39	24	24,923
6.750%	03/15/31	500	582,216
7.000%	05/01/31	2	2,568
7.000%	06/01/31	10	10,070
7.000%	08/01/31	80	83,094
7.000%	10/01/31	5	5,031
Federal National Mortgage Assoc.
1.500%	01/01/36	451	394,388
1.500%	11/01/36	1,575	1,369,099
1.500%	02/01/42	449	371,943
1.500%	11/01/50	3,111	2,433,205
1.500%	12/01/50	3,274	2,554,462
1.500%	01/01/51	977	764,270
1.500%	07/01/51	780	609,163
2.000%	03/01/31	830	777,455
2.000%	08/01/31	307	285,816
2.000%	01/01/32	1,704	1,586,546
2.000%	05/01/36	453	408,656
2.000%	12/01/36	3,517	3,151,786
2.000%	02/01/37	4,147	3,717,054
2.000%	02/01/41	1,442	1,241,683
2.000%	05/01/41(k)	3,207	2,748,732
2.000%	08/01/50	1,089	892,494
2.000%	10/01/50	6,361	5,232,382

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	11/01/50	1,481	$1,218,450
2.000%	01/01/51	1,239	1,018,395
2.000%	02/01/51	59	48,639
2.000%	03/01/51	6,621	5,436,191
2.000%	04/01/51	2,223	1,825,322
2.000%	04/01/51	2,538	2,084,149
2.000%	05/01/51	22,809	18,707,720
2.000%	07/01/51	485	397,358
2.000%	08/01/51	3,011	2,467,176
2.000%	10/01/51	3,442	2,818,150
2.500%	07/01/32	735	691,055
2.500%	08/01/32	792	744,497
2.500%	09/01/32	773	725,747
2.500%	01/01/35	4,776	4,444,003
2.500%	07/01/35	2,838	2,668,563
2.500%	10/01/37	553	513,531
2.500%	10/01/43	307	270,491
2.500%	12/01/46	660	571,196
2.500%	03/01/50	641	550,392
2.500%	08/01/50	2,290	1,959,261
2.500%	02/01/51	1,260	1,075,338
2.500%	02/01/51	1,530	1,305,752
2.500%	03/01/51	1,500	1,283,153
2.500%	04/01/51	2,630	2,251,091
2.500%	08/01/51	894	762,286
2.500%	08/01/51	1,367	1,164,332
2.500%	09/01/51	944	804,564
2.500%	12/01/51	3,710	3,187,064
2.500%	02/01/52	449	385,326
2.500%	03/01/52	1,735	1,476,748
2.500%	05/01/52	1,328	1,140,969
3.000%	TBA(tt)	500	442,246
3.000%	02/01/27	297	289,265
3.000%	08/01/30	349	334,876
3.000%	05/01/35	2,833	2,677,572
3.000%	07/01/36	1,736	1,640,439
3.000%	11/01/36	552	513,887
3.000%	12/01/42	487	447,887
3.000%	03/01/43	106	97,556
3.000%	11/01/46	382	346,546
3.000%	01/01/47	570	517,347
3.000%	02/01/47	607	550,206
3.000%	03/01/47	317	284,929
3.000%	06/01/49	13	11,788
3.000%	12/01/49	1,191	1,066,590
3.000%	01/01/50	457	408,742
3.000%	02/01/50	463	413,554
3.000%	02/01/50	2,449	2,190,854
3.000%	03/01/50	249	222,645
3.000%	04/01/51	118	105,420
3.000%	05/01/51	2,111	1,866,760
3.000%	11/01/51	105	92,902
3.000%	12/01/51	4,324	3,866,995
3.000%	03/01/52	900	800,963
3.000%	04/01/52	455	403,307
3.000%	04/01/52	908	812,087
3.000%	04/01/52	1,427	1,262,727
3.500%	07/01/31	261	254,423

SEE NOTES TO FINANCIAL STATEMENTS.

A49

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	02/01/33	699	$685,904
3.500%	06/01/39	233	222,317
3.500%	01/01/42	1,295	1,227,289
3.500%	05/01/42	693	655,334
3.500%	07/01/42	386	364,287
3.500%	08/01/42	146	137,718
3.500%	08/01/42	359	339,652
3.500%	09/01/42	209	196,282
3.500%	09/01/42	752	709,574
3.500%	11/01/42	102	96,733
3.500%	03/01/43	1,122	1,057,922
3.500%	04/01/43	226	214,044
3.500%	04/01/43	300	282,340
3.500%	01/01/46	583	548,921
3.500%	07/01/46	395	368,554
3.500%	11/01/46	460	429,628
3.500%	09/01/47	247	230,690
3.500%	01/01/48	2,094	1,953,898
3.500%	05/01/48	421	392,260
3.500%	06/01/48	427	398,680
3.500%	07/01/48	250	232,818
3.500%	03/01/49	4,938	4,608,574
3.500%	05/01/49	358	332,664
3.500%	06/01/49	208	193,848
3.500%	02/01/52	2,682	2,472,631
3.500%	03/01/52	908	843,578
4.000%	TBA(tt)	1,000	945,742
4.000%	10/01/41	863	841,288
4.000%	09/01/44	616	595,453
4.000%	10/01/46	223	214,158
4.000%	02/01/47	110	106,480
4.000%	09/01/47	388	373,004
4.000%	11/01/47	269	259,051
4.000%	11/01/47	541	523,321
4.000%	03/01/49	2,461	2,366,644
4.000%	04/01/52	449	424,313
4.000%	06/01/52	909	860,193
4.000%	08/01/52	3,368	3,185,956
4.000%	12/01/52	4,377	4,139,978
4.000%	10/01/53	495	467,886
4.500%	07/01/33	18	18,010
4.500%	08/01/33	19	19,403
4.500%	09/01/33	42	41,467
4.500%	10/01/33	2	2,411
4.500%	10/01/33	17	17,185
4.500%	10/01/33	46	45,660
4.500%	01/01/35	1	593
4.500%	07/01/39	356	355,466
4.500%	08/01/39	478	477,153
4.500%	03/01/41	157	156,800
4.500%	11/01/47	901	890,711
4.500%	01/01/49	133	131,135
4.500%	09/01/52	252	244,351
4.500%	04/01/53	193	187,492
5.000%	03/01/34	93	94,919
5.000%	06/01/35	33	34,008
5.000%	07/01/35	47	47,732
5.000%	09/01/35	41	41,525

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.000%	11/01/35	47	$47,972
5.000%	02/01/36	42	42,360
5.000%	05/01/36	21	21,517
5.000%	06/01/49	445	446,708
5.000%	09/01/52	460	455,744
5.500%	09/01/33	86	88,302
5.500%	10/01/33	40	41,664
5.500%	12/01/33	21	22,059
5.500%	01/01/34	—(r)	505
5.500%	12/01/34	78	80,624
5.500%	10/01/35	174	177,031
5.500%	03/01/36	41	43,139
5.500%	05/01/36	83	85,034
5.500%	04/01/37	38	39,335
5.500%	01/01/38	2,500	2,536,753
6.000%	TBA(tt)	2,000	2,030,625
6.000%	04/01/33	2	2,405
6.000%	06/01/33	3	2,633
6.000%	10/01/33	143	148,332
6.000%	11/01/33	2	1,758
6.000%	11/01/33	7	7,568
6.000%	11/01/33	37	38,342
6.000%	01/01/34	168	175,138
6.000%	02/01/34	28	28,760
6.000%	03/01/34	15	15,963
6.000%	07/01/34	88	90,511
6.000%	08/01/34	—(r)	490
6.000%	10/01/34	2	1,853
6.000%	11/01/34	2	2,130
6.000%	11/01/34	7	6,712
6.000%	01/01/35	43	44,885
6.000%	01/01/35	57	58,844
6.000%	02/01/35	32	33,091
6.000%	02/01/35	97	101,642
6.000%	03/01/35	1	717
6.000%	04/01/35	—(r)	381
6.000%	07/01/36	15	15,315
6.000%	02/01/37	32	33,944
6.000%	05/01/37	12	12,044
6.000%	06/01/37	—(r)	255
6.000%	08/01/37	6	5,823
6.000%	09/01/37	—(r)	195
6.000%	10/01/37	22	22,833
6.000%	05/01/38	27	28,272
6.000%	06/01/38	—(r)	431
6.000%	01/01/53	3,483	3,538,062
6.500%	07/01/32	23	23,874
6.500%	09/01/32	1	1,192
6.500%	09/01/32	28	29,285
6.500%	09/01/32	32	33,141
6.500%	09/01/32	36	37,286
6.500%	04/01/33	37	37,792
6.500%	11/01/33	17	17,684
6.500%	01/01/34	8	7,840
6.500%	09/01/34	31	31,991
6.500%	09/01/36	35	36,971
6.500%	10/01/36	10	10,916
6.500%	01/01/37	34	35,083

SEE NOTES TO FINANCIAL STATEMENTS.

A50

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.500%	01/01/37	47	$48,497
6.625%	11/15/30	995	1,144,186
7.000%	02/01/32	6	6,171
7.000%	05/01/32	7	7,730
7.000%	06/01/32	8	8,753
7.000%	07/01/32	15	15,955
7.125%	01/15/30(k)	3,195	3,716,150
Government National Mortgage Assoc.
2.000%	03/20/51	716	606,364
2.000%	07/20/51	436	369,545
2.000%	10/20/51	634	536,578
2.500%	03/20/43	120	106,725
2.500%	12/20/46	216	191,635
2.500%	08/20/50	64	56,333
2.500%	09/20/50	477	418,704
2.500%	10/20/50	2,191	1,919,899
2.500%	11/20/50	1,668	1,461,326
2.500%	02/20/51	2,020	1,766,861
2.500%	03/20/51	1,123	981,863
2.500%	05/20/51	2,100	1,838,436
2.500%	07/20/51	977	855,094
2.500%	08/20/51	3,827	3,346,972
3.000%	12/20/44	80	73,702
3.000%	03/15/45	231	207,119
3.000%	11/20/45	247	227,584
3.000%	03/20/46	503	462,854
3.000%	07/20/46	1,275	1,172,125
3.000%	08/20/46	340	312,556
3.000%	10/20/46	296	272,128
3.000%	04/20/47	419	384,681
3.000%	12/20/49	142	129,226
3.000%	01/20/50	836	762,608
3.000%	06/20/51	615	558,218
3.000%	10/20/51	1,293	1,170,984
3.000%	11/20/51	452	409,151
3.000%	12/20/51	2,548	2,306,649
3.500%	12/20/42	487	462,724
3.500%	05/20/43	149	141,714
3.500%	04/20/45	427	404,004
3.500%	07/20/46	1,543	1,454,605
3.500%	07/20/48	1,177	1,105,442
3.500%	11/20/48	391	367,498
3.500%	06/20/49	1,456	1,369,208
4.000%	06/15/40	29	28,202
4.000%	05/20/41	25	24,044
4.000%	12/20/42	283	276,968
4.000%	08/20/44	100	97,842
4.000%	11/20/45	191	185,511
4.000%	12/20/45	524	508,704
4.000%	09/20/47	1,406	1,357,533
4.000%	02/20/49	506	488,934
4.000%	01/20/50	198	191,269
4.000%	06/20/52	986	941,200
4.500%	04/15/40	163	162,418
4.500%	01/20/41	187	186,956
4.500%	02/20/41	294	294,386
4.500%	03/20/41	147	146,968
4.500%	06/20/44	219	218,526

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	09/20/46	175	$171,992
4.500%	11/20/46	228	227,850
4.500%	03/20/47	122	121,655
4.500%	05/20/48	197	194,830
4.500%	08/20/48	351	347,159
5.000%	10/20/37	48	49,166
5.000%	04/20/45	251	254,825
5.500%	08/15/33	105	105,319
5.500%	08/15/33	138	140,057
5.500%	09/15/33	31	31,825
5.500%	12/15/33	7	6,742
5.500%	03/15/34	91	91,717
5.500%	12/15/34	142	143,824
5.500%	07/15/35	26	26,151
5.500%	04/15/36	20	19,950
6.000%	04/15/33	4	3,950
6.000%	12/15/33	59	60,076
6.000%	01/15/34	14	14,662
6.000%	01/15/34	17	17,132
6.000%	01/15/34	30	30,874
6.000%	06/20/34	49	52,056
6.000%	07/15/34	36	36,751
6.500%	04/15/24	—(r)	72
6.500%	04/15/24	—(r)	85
6.500%	04/15/24	—(r)	167
6.500%	04/15/24	—(r)	492
6.500%	05/15/24	—(r)	38
6.500%	05/15/24	—(r)	196
6.500%	10/15/24	—(r)	166
6.500%	11/15/28	2	1,881
6.500%	08/15/31	2	1,877
6.500%	12/15/31	5	5,015
6.500%	02/15/32	15	15,869
6.500%	06/15/32	9	9,416
6.500%	07/15/32	16	16,619
6.500%	08/15/32	3	2,952
6.500%	08/15/32	3	2,984
6.500%	08/15/32	6	6,074
6.500%	08/15/32	15	15,875
6.500%	08/15/32	90	92,614
6.500%	08/15/34	18	18,176
6.500%	06/15/35	15	15,327
6.500%	09/15/36	15	15,521
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	200	163,176
7.125%	05/01/30	435	506,377

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $285,830,838)			271,942,186

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds
2.250%	05/15/41(h)	9,870	7,532,044
2.375%	02/15/42(h)	1,965	1,510,594
2.750%	08/15/47	6,020	4,698,422
3.375%	11/15/48	12,770	11,149,806
4.125%	08/15/53	455	461,185
U.S. Treasury Notes
3.875%	12/31/29	9,225	9,212,027

SEE NOTES TO FINANCIAL STATEMENTS.

A51

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
4.375%	11/30/30	75	$77,168
U.S. Treasury Strips Coupon
1.760%(s)	08/15/40	830	406,051
2.394%(s)	11/15/43(h)	1,910	796,530
3.008%(s)	11/15/41	7,875	3,608,350
4.924%(s)	02/15/49	625	212,744
5.331%(s)	02/15/40	755	379,800
5.356%(s)	05/15/40	315	156,245

TOTAL U.S. TREASURY OBLIGATIONS (cost $43,254,634)			40,200,966

TOTAL LONG-TERM INVESTMENTS (cost $1,349,870,292)			2,285,345,028

		Shares
SHORT-TERM INVESTMENTS — 12.9%
AFFILIATED MUTUAL FUNDS — 12.8%
PGIM Core Ultra Short Bond Fund(wb)		262,653,550	262,653,550
PGIM Institutional Money Market Fund (cost $62,268,085; includes $61,976,811 of cash collateral for securities on loan)(b)(wb)		62,372,624	62,347,675

TOTAL AFFILIATED MUTUAL FUNDS (cost $324,921,635)			325,001,225

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
5.257%	03/14/24	870	860,984

(cost $860,852)
TOTAL SHORT-TERM INVESTMENTS (cost $325,782,487)			325,862,209

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN—103.1% (cost $1,675,652,779)			2,611,207,237

OPTION WRITTEN*~ — (0.0)%
(premiums received $0)			(24)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN—103.1% (cost $1,675,652,779)			2,611,207,213
Liabilities in excess of other assets(z) — (3.1)%			(77,353,285)

NET ASSETS — 100.0%			$2,533,853,928

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $808,576 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,574,052; cash collateral of $61,976,811 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $686,682. The aggregate value of $679,268 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $3,500,000 is 0.1% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A52

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/16/24	$(3,000)	$(2,551,875)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/24	(2,500)	(2,293,360)
Federal National Mortgage Assoc.	4.000%	TBA	02/13/24	(2,000)	(1,893,203)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(4,500)	(4,073,895)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $10,549,746)					$(10,812,333)

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25	%(M)	GS_21-PJA	(M)	9,100	$(24)

(premiums received $0)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
35	3 Month CME SOFR	Mar. 2024	$8,281,219	$4,517
194	2 Year U.S. Treasury Notes	Mar. 2024	39,947,328	334,461
393	5 Year U.S. Treasury Notes	Mar. 2024	42,747,962	707,868
135	10 Year U.S. Treasury Notes	Mar. 2024	15,240,235	99,016
142	10 Year U.S. Ultra Treasury Notes	Mar. 2024	16,758,219	767,839
105	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	14,027,344	951,824
3	Mini MSCI EAFE Index	Mar. 2024	337,860	12,969
58	S&P 500 E-Mini Index	Mar. 2024	13,978,000	449,746

				3,328,240

Short Positions:
19	5 Year Euro-Bobl	Mar. 2024	2,501,904	(41,162)
25	20 Year U.S. Treasury Bonds	Mar. 2024	3,123,438	(251,206)

				(292,368)

				$3,035,872

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	BNP	EUR	2,500	$2,693,504	$2,761,422	$—	$(67,918)
Expiring 01/12/24	BNYM	EUR	15,665	17,157,343	17,303,000	—	(145,657)
Expiring 01/12/24	CITI	EUR	1,881	2,069,028	2,077,511	—	(8,483)
Expiring 01/12/24	CITI	EUR	896	986,330	990,159	—	(3,829)

				$22,906,205	$23,132,092	$—	$(225,887)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/24	0.500%(M)	4,087	*	$2,777	$(55)	$2,832	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	$(23,788)	$82,330	$(106,118)	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	(23,787)	80,307	(104,094)	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	(23,787)	90,338	(114,125)	BARC

				$(71,362)	$252,975	$(324,337)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000	%(Q)	4,589	3.562%	$112,342	$275,317	$162,975

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
24,975	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	$—	$47,816	$47,816
3,816	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	7,698	7,698
4,664	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	24,442	24,442
10,650	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	41,402	41,402
12,880	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(82,979)	(82,979)
1,410	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	261	(29,124)	(29,385)

				$261	$9,255	$8,994

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -54bps(T)/ 4.790%	JPM	03/20/24	(5,021)	$(518,104)	$—	$(518,104)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	01/18/24	6,655	(232,312)	—	(232,312)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	GSI	01/19/24	12,240	(465,962)	—	(465,962)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	01/23/24	11,775	(521,772)	—	(521,772)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	01/29/24	10,220	(348,300)	—	(348,300)
U.S. Treasury Bond(T)	1 Day USOIS +19bps(T)/ 5.520%	GSI	01/29/24	16,755	(537,791)	—	(537,791)
U.S. Treasury Bond(T)	1 Day USOIS +20bps(T)/ 5.530%	BOA	02/12/24	19,230	45,129	—	45,129
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/23/24	13,010	409,354	—	409,354

					$(2,169,758)	$—	$(2,169,758)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$252,975	$(55)	$457,315	$(2,948,578)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$3,080,049
GS	—	860,984

Total	$—	$3,941,033

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$1,244,758,924	$12,967,501	$—
Preferred Stocks	1,282,100	9,894	—
Unaffiliated Exchange-Traded Funds	20,157,879	—	—
Asset-Backed Securities
Automobiles	—	53,808,896	—
Collateralized Loan Obligations.	—	140,145,853	—
Consumer Loans	—	7,177,911	—
Equipment	—	4,005,240	—
Home Equity Loans	—	280,873	—
Other	—	1,580,873	—
Residential Mortgage-Backed Securities	—	222,881	691,822
Student Loans	—	5,375,742	—
Corporate Bonds	—	294,095,199	—
Floating Rate and Other Loans	—	40,370	114,000
Commercial Mortgage-Backed Securities	—	138,393,274	—
Municipal Bonds	—	9,634,525	—
Residential Mortgage-Backed Securities	—	29,259,911	1
Sovereign Bonds	—	9,198,207	—
U.S. Government Agency Obligations	—	271,942,186	—
U.S. Treasury Obligations	—	40,200,966	—
Short-Term Investments
Affiliated Mutual Funds	325,001,225	—	—
U.S. Treasury Obligation	—	860,984	—

Total	$1,591,200,128	$1,019,201,286	$805,823

Liabilities
Option Written	$—	$—	$(24)

Other Financial Instruments*
Assets
Futures Contracts	$3,328,240	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	162,975	—
OTC Credit Default Swap Agreement	—	—	2,777
Centrally Cleared Interest Rate Swap Agreements	—	121,358	—
OTC Total Return Swap Agreements	—	454,483	—

Total	$3,328,240	$738,816	$2,777

SEE NOTES TO FINANCIAL STATEMENTS.

A56

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Forward Commitment Contracts	$—	$(10,812,333)	$—
Futures Contracts	(292,368)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(225,887)	—
OTC Credit Default Swap Agreements	—	(71,362)	—
Centrally Cleared Interest Rate Swap Agreements	—	(112,364)	—
OTC Total Return Swap Agreements	—	(2,624,241)	—

Total	$(292,368)	$(13,846,187)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (2.4% represents investments purchased with collateral from securities on loan)	12.8%
U.S. Government Agency Obligations	10.7
Collateralized Loan Obligations	5.5
Software	5.5
Commercial Mortgage-Backed Securities	5.5
Banks	5.3
Semiconductors & Semiconductor Equipment	4.0
Technology Hardware, Storage & Peripherals	3.6
Automobiles	3.1
Interactive Media & Services	2.9
Pharmaceuticals	2.2
Financial Services	2.1
Oil, Gas & Consumable Fuels	1.8
Broadline Retail	1.7
U.S. Treasury Obligations	1.7
Capital Markets	1.5
Health Care Providers & Services	1.4
Health Care Equipment & Supplies	1.3
Electric	1.3
Insurance	1.3
Residential Mortgage-Backed Securities	1.2
Hotels, Restaurants & Leisure	1.1
Biotechnology	1.0
Aerospace & Defense	1.0
Specialty Retail	1.0
Chemicals	0.9
Consumer Staples Distribution & Retail	0.9
Pipelines	0.9
Machinery	0.9
Beverages	0.8
Unaffiliated Exchange-Traded Funds	0.8
Electric Utilities	0.8
Media	0.7
Life Sciences Tools & Services	0.7
Entertainment	0.7
IT Services	0.6
Household Products	0.6
Specialized REITs	0.6
Ground Transportation	0.6

Telecommunications	0.5%
Food Products	0.5
Industrial Conglomerates	0.4
Communications Equipment	0.4
Oil & Gas	0.4
Agriculture	0.4
Municipal Bonds	0.4
Sovereign Bonds	0.4
Professional Services	0.4
Diversified Telecommunication Services	0.3
Multi-Utilities	0.3
Auto Manufacturers	0.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.3
Diversified Financial Services	0.3
Consumer Loans	0.3
Commercial Services & Supplies	0.3
Real Estate Investment Trusts (REITs)	0.3
Tobacco	0.3
Retail	0.3
Textiles, Apparel & Luxury Goods	0.3
Building Products	0.2
Consumer Finance	0.2
Air Freight & Logistics	0.2
Metals & Mining	0.2
Healthcare-Services	0.2
Student Loans	0.2
Foods	0.2
Household Durables	0.2
Packaging & Containers	0.2
Commercial Services	0.2
Energy Equipment & Services	0.2
Equipment	0.2
Industrial REITs	0.2
Retail REITs	0.2
Trading Companies & Distributors	0.1
Residential REITs	0.1
Gas	0.1
Airlines	0.1
Semiconductors	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A57

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Miscellaneous Manufacturing	0.1%
Containers & Packaging	0.1
Wireless Telecommunication Services	0.1
Health Care REITs	0.1
Personal Care Products	0.1
Transportation	0.1
Real Estate Management & Development	0.1
Passenger Airlines	0.1
Engineering & Construction	0.1
Construction Materials	0.1
Office/Business Equipment	0.1
Mining	0.1
Other	0.1
Distributors	0.1
Construction & Engineering	0.0	*
Automobile Components	0.0	*
Office REITs	0.0	*
Water Utilities	0.0	*
Home Builders	0.0	*
Gas Utilities	0.0	*
Building Materials	0.0	*
Hotel & Resort REITs	0.0	*
Apparel	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Healthcare-Products	0.0	*
Lodging	0.0	*
Home Equity Loans	0.0	*
Leisure Products	0.0	*
Forest Products & Paper	0.0	*
Distribution/Wholesale	0.0	*
Diversified REITs	0.0	*
Marine Transportation	0.0	*
Transportation Infrastructure	0.0	*
Paper & Forest Products	0.0	*

	103.1
Option Written	(0.0	)*
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A58

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$162,975	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	252,975		Premiums received for OTC swap agreements	55
Credit contracts	—	—		Options written outstanding, at value	24
Credit contracts	Unrealized appreciation on OTC swap agreements	2,832		Unrealized depreciation on OTC swap agreements	324,337
Equity contracts	Due from/to broker-variation margin futures	462,715	*	—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	225,887
Interest rate contracts	Due from/to broker-variation margin futures	2,865,525	*	Due from/to broker-variation margin futures	292,368	*
Interest rate contracts	Due from/to broker-variation margin swaps	121,358	*	Due from/to broker-variation margin swaps	112,364	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	454,483		Unrealized depreciation on OTC swap agreements	2,624,241

		$4,322,863			$3,579,276

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(168,734)	$162,306	$—	$—	$(515,255)
Equity contracts	—	—	1,807,256	—	—
Foreign exchange contracts	—	—	—	(582,817)	—
Interest rate contracts	(74,175)	156,368	(1,628,430)	—	(1,479,714)

Total	$(242,909)	$318,674	$178,826	$(582,817)	$(1,994,969)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$47,128	$(26,732)	$—	$—	$(230,293)
Equity contracts	—	—	935,388	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$—	$—	$318,494	$—
Interest rate contracts	—	—	3,109,020	—	(3,729,860)

Total	$47,128	$(26,732)	$4,044,408	$318,494	$(3,960,153)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 41,465
Options Written (2)	29,372,000
Futures Contracts - Long Positions (2)	148,951,881
Futures Contracts - Short Positions (2)	42,167,638
Forward Foreign Currency Exchange Contracts - Purchased (3)	10,048,166
Forward Foreign Currency Exchange Contracts - Sold (3)	27,861,611
Interest Rate Swap Agreements (2)	31,010,000
Credit Default Swap Agreements - Buy Protection (2)	13,815,136
Credit Default Swap Agreements - Sell Protection (2)	8,550,347
Total Return Swap Agreements (2)	105,713,086

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$60,574,052	$(60,574,052)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$252,975	$(324,337)	$(71,362)	$ —	$(71,362)
BNP	—	(67,918)	(67,918)	—	(67,918)
BNYM	—	(145,657)	(145,657)	—	(145,657)
BOA	45,129	—	45,129	—	45,129
CITI	—	(12,312)	(12,312)	—	(12,312)
GSI	2,832	(1,003,832)	(1,001,000)	789,404	(211,596)
JPM	409,354	(1,620,488)	(1,211,134)	878,279	(332,855)

	$710,290	$(3,174,544)	$(2,464,254)	$1,667,683	$(796,571)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $60,574,052:
Unaffiliated investments (cost $1,350,731,144)	$2,286,206,012
Affiliated investments (cost $324,921,635)	325,001,225
Foreign currency, at value (cost $38,386)	38,491
Cash	35
Receivable for investments sold	45,067,993
Dividends and interest receivable	8,519,547
Unrealized appreciation on OTC swap agreements	457,315
Tax reclaim receivable	255,165
Premiums paid for OTC swap agreements	252,975
Due from broker-variation margin swaps	5,737
Receivable for Portfolio shares sold	1,433
Receivable from affiliate	331
Prepaid expenses	24,960

Total Assets	2,665,831,219

LIABILITIES
Payable to broker for collateral for securities on loan	61,976,811
Payable for investments purchased	53,590,233
Forward commitment contracts, at value (proceeds receivable $10,549,746)	10,812,333
Unrealized depreciation on OTC swap agreements	2,948,578
Management fee payable	1,168,391
Accrued expenses and other liabilities	587,318
Payable for Portfolio shares purchased	569,217
Unrealized depreciation on OTC forward foreign currency exchange contracts	225,887
Payable to affiliate	54,221
Due to broker-variation margin futures	39,859
Trustees’ fees payable	1,690
Distribution fee payable	1,563
Affiliated transfer agent fee payable	1,111
Premiums received for OTC swap agreements	55
Options written outstanding, at value (premiums received $0)	24

Total Liabilities	131,977,291

NET ASSETS	$2,533,853,928

Net assets were comprised of:
Partners’ Equity	$2,533,853,928

Class I:
Net asset value and redemption price per share, $2,526,352,475 / 64,661,185 outstanding shares of beneficial interest	$39.07

Class III:
Net asset value and redemption price per share, $7,501,453 / 193,289 outstanding shares of beneficial interest	$38.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$41,339,430
Unaffiliated dividend income (net of $124,264 foreign withholding tax, of which $10,310 is reimbursable by an affiliate)	19,822,397
Affiliated dividend income	14,081,782
Affiliated income from securities lending, net	101,675

Total income	75,345,284

EXPENSES
Management fee	13,302,228
Distribution fee—Class III	17,819
Custodian and accounting fees	245,558
Shareholders’ reports	59,310
Audit fee	58,300
Trustees’ fees	48,711
Professional Fees	44,904
Transfer agent’s fees and expenses (including affiliated expense of $6,366)	11,168
Miscellaneous	90,888

Total expenses	13,878,886

NET INVESTMENT INCOME (LOSS)	61,466,398

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,537))	98,211,974
Futures transactions	178,826
Forward currency contract transactions	(582,817)
Options written transactions	318,674
Swap agreements transactions	(1,994,969)
Foreign currency transactions	(50,791)

96,080,897

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,510))	191,082,642
Futures	4,044,408
Forward currency contracts	318,494
Options written	(26,732)
Swap agreements	(3,960,153)
Foreign currencies	4,423

191,463,082

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	287,543,979

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$349,010,377

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$61,466,398	$40,721,667
Net realized gain (loss) on investment and foreign currency transactions	96,080,897	37,140,301
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	191,463,082	(497,267,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	349,010,377	(419,405,745)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	18,116,698	21,707,452
Portfolio shares purchased	(171,590,252)	(163,027,170)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(153,473,554)	(141,319,718)

TOTAL INCREASE (DECREASE)	195,536,823	(560,725,463)
NET ASSETS:
Beginning of year	2,338,317,105	2,899,042,568

End of year	$2,533,853,928	$2,338,317,105

SEE NOTES TO FINANCIAL STATEMENTS.

A62

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.84	$39.67	$34.99	$31.40	$26.50

Income (Loss) From Investment Operations:
Net investment income (loss)	0.92	0.57	0.40	0.50	0.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.31	(6.40)	4.28	3.09	4.31

Total from investment operations	5.23	(5.83)	4.68	3.59	4.90

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$39.07	$33.84	$39.67	$34.99	$31.40

Total Return(d)	15.45%	(14.70)%	13.38%	11.43%	18.49	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,526	$2,332	$2,896	$2,710	$2,597
Average net assets (in millions)	$2,411	$2,513	$2,800	$2,540	$2,506
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.58%	0.59%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.58%	0.59%
Net investment income (loss)	2.54%	1.62%	1.06%	1.58%	2.02%
Portfolio turnover rate(g)(h)	86%	96%	69%	75%	90%

Class III
	Year Ended December 31,		April 26, 2021(i) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$33.70	$39.60	$36.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.83	0.52	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.28	(6.42)	2.64

Total from investment operations	5.11	(5.90)	2.85

Net Asset Value, end of period	$38.81	$33.70	$39.60

Total Return(d)	15.16%	(14.90)%	7.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8	$7	$3
Average net assets (in millions)	$7	$5	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.81	%(j)
Expenses before waivers and/or expense reimbursement	0.82%	0.82%	0.81	%(j)
Net investment income (loss)	2.29%	1.48%	0.76	%(j)
Portfolio turnover rate(g)(h)	86%	96%	69%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)

Total return for the year includes the impact of the capital contribution, which was not material to the total return. (f) Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher. (i) Commencement of offering.

(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

PSF PGIM FLEXIBLE MANAGED PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENTS — 95.6%
COMMON STOCKS — 60.8%
Aerospace & Defense — 1.1%
BAE Systems PLC (United Kingdom)	4,200	$59,448
Boeing Co. (The)*	59,200	15,431,072
Curtiss-Wright Corp.	11,800	2,628,922
Dassault Aviation SA (France)	384	76,082
Howmet Aerospace, Inc.	266,300	14,412,156
Huntington Ingalls Industries, Inc.	8,000	2,077,120
Kongsberg Gruppen ASA (Norway)	120	5,494
Melrose Industries PLC (United Kingdom)	3,708	26,803
MTU Aero Engines AG (Germany)	74	15,943
Northrop Grumman Corp.	4,300	2,013,002
Rheinmetall AG (Germany)	63	19,979
Rolls-Royce Holdings PLC (United Kingdom)*	53,429	203,798
RTX Corp.(a)	10,200	858,228
Safran SA (France)	488	86,039
Singapore Technologies Engineering Ltd. (Singapore)	2,100	6,184
Textron, Inc.	172,700	13,888,534

		51,808,804

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	24,000	2,073,360
FedEx Corp.	64,900	16,417,753

		18,491,113

Automobile Components — 0.1%
BorgWarner, Inc.	65,000	2,330,250
Denso Corp. (Japan)	2,500	37,531
Sumitomo Electric Industries Ltd. (Japan)	1,100	13,957

		2,381,738

Automobiles — 1.3%
Bayerische Motoren Werke AG (Germany)	1,737	193,279
Ford Motor Co.	745,100	9,082,769
General Motors Co.(a)	472,600	16,975,792
Honda Motor Co. Ltd. (Japan)	4,100	42,292
Mazda Motor Corp. (Japan)	14,400	153,923
Stellantis NV	10,559	247,404
Subaru Corp. (Japan)	7,600	138,620
Tesla, Inc.*	140,000	34,787,200
Toyota Motor Corp. (Japan)	15,600	285,850
Volkswagen AG (Germany)	43	5,627

		61,912,756

Banks — 2.0%
ABN AMRO Bank NV (Netherlands), 144A, CVA	6,444	96,908
Banco Bilbao Vizcaya Argentaria SA (Spain)	19,522	177,928
Bank Hapoalim BM (Israel)	1,903	17,096
Bank of America Corp.	895,800	30,161,586
Bank of Ireland Group PLC (Ireland)	1,242	11,275
BOC Hong Kong Holdings Ltd. (China)	7,000	19,016
CaixaBank SA (Spain)	6,344	26,127

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Citigroup, Inc.	198,750	$10,223,700
Commonwealth Bank of Australia (Australia)	383	29,191
Credit Agricole SA (France)	1,776	25,249
Danske Bank A/S (Denmark)	1,020	27,266
DBS Group Holdings Ltd. (Singapore)	2,700	68,280
DNB Bank ASA (Norway)	5,505	117,043
Erste Group Bank AG (Austria)	1,457	59,016
HSBC Holdings PLC (United Kingdom)	42,315	342,327
Huntington Bancshares, Inc.	79,800	1,015,056
ING Groep NV (Netherlands)	5,826	87,358
Intesa Sanpaolo SpA (Italy)	48,220	141,111
JPMorgan Chase & Co.	123,794	21,057,359
Mitsubishi UFJ Financial Group, Inc. (Japan)	32,400	278,061
National Australia Bank Ltd. (Australia)	4,693	98,088
NatWest Group PLC (United Kingdom)	7,202	20,060
Oversea-Chinese Banking Corp. Ltd. (Singapore)	17,400	171,206
Popular, Inc. (Puerto Rico)	10,200	837,114
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	2,229	30,762
Svenska Handelsbanken AB (Sweden) (Class A Stock)	2,100	22,822
Swedbank AB (Sweden) (Class A Stock)	1,971	39,849
Truist Financial Corp.	49,700	1,834,924
UniCredit SpA (Italy)	6,434	175,196
United Overseas Bank Ltd. (Singapore)	1,100	23,741
Wells Fargo & Co.	532,200	26,194,884

		93,429,599

Beverages — 1.0%
Coca-Cola Co. (The)	488,000	28,757,840
Coca-Cola Europacific Partners PLC (United Kingdom)	300	20,022
Coca-Cola HBC AG (Italy)*	330	9,690
Molson Coors Beverage Co. (Class B Stock)	55,200	3,378,792
PepsiCo, Inc.	84,700	14,385,448

		46,551,792

Biotechnology — 1.1%
AbbVie, Inc.	213,200	33,039,604
Amgen, Inc.	27,400	7,891,748
Gilead Sciences, Inc.	119,900	9,713,099
Swedish Orphan Biovitrum AB (Sweden)*	494	13,113

		50,657,564

Broadline Retail — 2.3%
Amazon.com, Inc.*	688,600	104,625,884
Next PLC (United Kingdom)	525	54,272

		104,680,156

Building Products — 0.3%
Armstrong World Industries, Inc.	75,500	7,423,160

SEE NOTES TO FINANCIAL STATEMENTS.

A64

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Building Products (cont’d.)
Assa Abloy AB (Sweden) (Class B Stock)	1,365	$39,338
AZEK Co., Inc. (The)*	141,700	5,420,025
Cie de Saint-Gobain SA (France)	666	49,116
Lixil Corp. (Japan)	400	4,986
ROCKWOOL A/S (Denmark) (Class B Stock)	18	5,266

		12,941,891

Capital Markets — 1.9%
3i Group PLC (United Kingdom)	4,921	151,466
Bank of New York Mellon Corp. (The)	275,200	14,324,160
BlackRock, Inc.	6,600	5,357,880
Daiwa Securities Group, Inc. (Japan)	2,000	13,424
Deutsche Bank AG (Germany)	8,445	115,284
Deutsche Boerse AG (Germany)	100	20,594
Goldman Sachs Group, Inc. (The)	6,900	2,661,813
Intercontinental Exchange, Inc.	41,200	5,291,316
Invesco Ltd.	281,800	5,027,312
KKR & Co., Inc.	32,900	2,725,765
Morgan Stanley	73,400	6,844,550
MSCI, Inc.	13,400	7,579,710
Nasdaq, Inc.	16,200	941,868
Partners Group Holding AG (Switzerland)	33	47,716
S&P Global, Inc.(a)	52,000	22,907,040
Singapore Exchange Ltd. (Singapore)	17,300	128,701
State Street Corp.	52,500	4,066,650
UBS Group AG (Switzerland)	4,767	148,071
Virtu Financial, Inc. (Class A Stock)	531,600	10,770,216

		89,123,536

Chemicals — 0.9%
Arkema SA (France)	68	7,746
Ecolab, Inc.	28,400	5,633,140
ICL Group Ltd. (Israel)	15,604	78,452
Linde PLC	31,000	12,732,010
LyondellBasell Industries NV (Class A Stock)(a)	75,000	7,131,000
Nippon Paint Holdings Co. Ltd. (Japan)	1,400	11,293
Nippon Sanso Holdings Corp. (Japan)	1,800	48,065
Nitto Denko Corp. (Japan)	200	14,925
OCI NV (Netherlands)	187	5,420
Orica Ltd. (Australia)	516	5,609
PPG Industries, Inc.	44,900	6,714,795
Sherwin-Williams Co. (The)	36,100	11,259,590
Shin-Etsu Chemical Co. Ltd. (Japan)	1,200	50,188
Solvay SA (Belgium)	1,489	45,636
Syensqo SA (Belgium)*	229	23,829
Yara International ASA (Brazil)	223	7,922

		43,769,620

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	6,650	61,638
Copart, Inc.*	125,800	6,164,200
Republic Services, Inc.	22,200	3,661,002
TOPPAN Holdings, Inc. (Japan)	900	25,065

		9,911,905

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment — 0.6%
Arista Networks, Inc.*	72,600	$17,098,026
Cisco Systems, Inc.	238,800	12,064,176

		29,162,202

Construction & Engineering — 0.0%
Eiffage SA (France)	250	26,838
Obayashi Corp. (Japan)	8,300	71,699
Vinci SA (France)	2,132	268,302

		366,839

Construction Materials — 0.2%
CRH PLC	1,032	71,022
Heidelberg Materials AG (Germany)	392	35,040
Holcim AG*	972	76,342
James Hardie Industries PLC, CDI*	645	24,869
Martin Marietta Materials, Inc.	3,900	1,945,749
Vulcan Materials Co.	34,600	7,854,546

		10,007,568

Consumer Finance — 0.2%
American Express Co.	44,100	8,261,694
Synchrony Financial	22,500	859,275

		9,120,969

Consumer Staples Distribution & Retail — 1.0%
Carrefour SA (France)	794	14,542
Coles Group Ltd. (Australia)	1,829	20,092
Costco Wholesale Corp.	17,700	11,683,416
J Sainsbury PLC (United Kingdom)	4,128	15,915
Koninklijke Ahold Delhaize NV (Netherlands)	6,113	175,880
Kroger Co. (The)	134,500	6,147,995
Target Corp.	126,000	17,944,920
Tesco PLC (United Kingdom)	9,998	37,040
Walmart, Inc.	60,000	9,459,000
Woolworths Group Ltd. (Australia)	1,666	42,266

		45,541,066

Containers & Packaging — 0.1%
Berry Global Group, Inc.	42,500	2,864,075

Distributors — 0.1%
Genuine Parts Co.	18,100	2,506,850
LKQ Corp.(a)	63,200	3,020,328

		5,527,178

Diversified REITs — 0.0%
GPT Group (The) (Australia)	5,640	17,800
Stockland (Australia)	3,570	10,826

		28,626

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	1,006,700	16,892,426
Deutsche Telekom AG (Germany)	6,103	146,736
GCI Liberty, Inc. (Class A Stock)*^	343	—
HKT Trust & HKT Ltd. (Hong Kong), UTS	44,000	52,533
Koninklijke KPN NV (Netherlands)	43,366	149,401
Telenor ASA (Norway)	2,625	30,126

SEE NOTES TO FINANCIAL STATEMENTS.

A65

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Telstra Group Ltd. (Australia)	5,929	$16,022
Verizon Communications, Inc.	219,988	8,293,548

		25,580,792

Electric Utilities — 0.8%
Chubu Electric Power Co., Inc. (Japan)	8,800	113,620
CK Infrastructure Holdings Ltd. (Hong Kong)	2,000	11,068
Endesa SA (Spain)	6,712	136,932
Enel SpA (Italy)	11,186	83,222
Exelon Corp.	166,000	5,959,400
Kansai Electric Power Co., Inc. (The) (Japan)	800	10,618
NextEra Energy, Inc.	13,800	838,212
NRG Energy, Inc.(a)	293,900	15,194,630
Pinnacle West Capital Corp.	20,300	1,458,352
PPL Corp.	212,100	5,747,910
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	2,200	11,513
Xcel Energy, Inc.	153,600	9,509,376

		39,074,853

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	6,116	271,539
Eaton Corp. PLC	47,600	11,463,032
Emerson Electric Co.	66,000	6,423,780
Fuji Electric Co. Ltd. (Japan)	600	25,717
Legrand SA (France)	384	39,988
Prysmian SpA (Italy)	375	17,095
Vertiv Holdings Co. (Class A Stock)	110,200	5,292,906

		23,534,057

Electronic Equipment, Instruments & Components — 0.2%
Azbil Corp. (Japan)	1,800	59,368
Corning, Inc.	27,000	822,150
Crane NXT Co.	28,400	1,615,108
Hexagon AB (Sweden) (Class B Stock)	3,118	37,451
Shimadzu Corp. (Japan)	400	11,153
TE Connectivity Ltd.	58,800	8,261,400
Yokogawa Electric Corp. (Japan)	400	7,603

		10,814,233

Energy Equipment & Services — 0.1%
Schlumberger NV	80,600	4,194,424

Entertainment — 0.8%
Electronic Arts, Inc.	64,300	8,796,883
Konami Group Corp. (Japan)	200	10,447
Netflix, Inc.*	51,200	24,928,256
Nexon Co. Ltd. (Japan)	4,600	83,670
Nintendo Co. Ltd. (Japan)	1,200	62,441
Warner Bros Discovery, Inc.*	284,500	3,237,610

		37,119,307

Financial Services — 2.5%
Berkshire Hathaway, Inc. (Class B Stock)*	112,250	40,035,085
Block, Inc.*	41,600	3,217,760
Eurazeo SE (France)	66	5,248

	Shares	Value

COMMON STOCKS (continued)
Financial Services (cont’d.)
EXOR NV (Netherlands)	155	$15,515
Fidelity National Information Services, Inc.	135,300	8,127,471
Fiserv, Inc.*	25,600	3,400,704
Groupe Bruxelles Lambert NV (Belgium)	145	11,419
Industrivarden AB (Sweden) (Class A Stock)	188	6,147
Investor AB (Sweden) (Class B Stock)	2,508	58,160
Mastercard, Inc. (Class A Stock)	32,500	13,861,575
PayPal Holdings, Inc.*	109,200	6,705,972
Visa, Inc. (Class A Stock)(a)	161,000	41,916,350

		117,361,406

Food Products — 0.6%
Archer-Daniels-Midland Co.(a)	124,600	8,998,612
Associated British Foods PLC (United Kingdom)	522	15,732
J.M. Smucker Co. (The)	37,200	4,701,336
Mondelez International, Inc. (Class A Stock)	152,800	11,067,304
Mowi ASA (Norway)	9,067	162,370
Nestle SA.	2,774	321,562
Orkla ASA (Norway)	1,083	8,410
WH Group Ltd. (Hong Kong), 144A	155,000	100,099
Wilmar International Ltd. (China)	51,600	139,391

		25,514,816

Gas Utilities — 0.0%
Naturgy Energy Group SA (Spain)	180	5,369
Tokyo Gas Co. Ltd. (Japan)	6,600	151,395

		156,764

Ground Transportation — 0.4%
Central Japan Railway Co. (Japan)	2,700	68,527
CSX Corp.	24,900	863,283
East Japan Railway Co. (Japan)	500	28,781
Keisei Electric Railway Co. Ltd. (Japan)	200	9,438
Kintetsu Group Holdings Co. Ltd. (Japan)	300	9,505
Uber Technologies, Inc.*	58,400	3,595,688
Union Pacific Corp.	51,400	12,624,868
West Japan Railway Co. (Japan)	300	12,501

		17,212,591

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	96,400	10,610,748
Baxter International, Inc.	200,100	7,735,866
Becton, Dickinson & Co.	38,000	9,265,540
Boston Scientific Corp.*	332,200	19,204,482
Cochlear Ltd. (Australia)	90	18,310
DENTSPLY SIRONA, Inc.	31,700	1,128,203
Koninklijke Philips NV (Netherlands)*	1,316	30,797
Medtronic PLC(a)	226,500	18,659,070
Zimmer Biomet Holdings, Inc.	42,200	5,135,740

		71,788,756

SEE NOTES TO FINANCIAL STATEMENTS.

A66

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services — 1.8%
Cardinal Health, Inc.	142,800	$14,394,240
Centene Corp.*	147,700	10,960,817
Cigna Group (The)	52,500	15,721,125
CVS Health Corp.	23,000	1,816,080
Elevance Health, Inc.	27,300	12,873,588
Fresenius Medical Care AG (Germany)	2,807	117,356
Fresenius SE & Co. KGaA (Germany)	2,965	91,902
Humana, Inc.	17,400	7,965,894
Sonic Healthcare Ltd. (Australia)	6,777	148,082
UnitedHealth Group, Inc.	41,100	21,637,917

		85,727,001

Health Care REITs — 0.1%
Healthpeak Properties, Inc.	171,800	3,401,640

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	204,800	3,133,440

Hotels, Restaurants & Leisure — 1.3%
Accor SA (France)	1,156	44,247
Aristocrat Leisure Ltd. (Australia)	859	23,866
Chipotle Mexican Grill, Inc.*	4,800	10,977,408
Genting Singapore Ltd. (Singapore)	9,100	6,893
Hilton Worldwide Holdings, Inc.	92,000	16,752,280
La Francaise des Jeux SAEM (France), 144A	156	5,667
McDonald’s Corp.	8,700	2,579,637
Royal Caribbean Cruises Ltd.*(a)	61,300	7,937,737
Sodexo SA (France)	128	14,091
Starbucks Corp.	208,600	20,027,686
Whitbread PLC (United Kingdom)	4,097	190,745
Zensho Holdings Co. Ltd. (Japan)	100	5,233

		58,565,490

Household Durables — 0.2%
Berkeley Group Holdings PLC (United Kingdom)	160	9,552
Lennar Corp. (Class A Stock)	61,700	9,195,768
Sekisui Chemical Co. Ltd. (Japan)	500	7,191
Sony Group Corp. (Japan)	1,700	160,876
Taylor Wimpey PLC (United Kingdom)	5,100	9,547

		9,382,934

Household Products — 0.9%
Colgate-Palmolive Co.	218,600	17,424,606
Essity AB (Sweden) (Class B Stock)	5,924	146,810
Henkel AG & Co. KGaA (Germany)	144	10,332
Procter & Gamble Co. (The)	157,505	23,080,783
Reckitt Benckiser Group PLC (United Kingdom)	1,036	71,487

		40,734,018

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	328,400	6,321,700
RWE AG (Germany)	880	40,051

		6,361,751

Industrial Conglomerates — 0.6%
3M Co.	76,100	8,319,252
DCC PLC (United Kingdom)	144	10,596

	Shares	Value

COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
General Electric Co.	158,200	$20,191,066
Hitachi Ltd. (Japan)	2,400	172,631
Honeywell International, Inc.	4,800	1,006,608
Lifco AB (Sweden) (Class B Stock)	200	4,910
Siemens AG (Germany)	1,336	250,646

		29,955,709

Industrial REITs — 0.3%
Americold Realty Trust, Inc.	194,700	5,893,569
Goodman Group (Australia)	12,653	217,845
Prologis, Inc.	56,800	7,571,440

		13,682,854

Insurance — 1.4%
Ageas SA/NV (Belgium)	240	10,433
AIA Group Ltd. (Hong Kong)	1,000	8,703
Allianz SE (Germany)	576	153,931
Allstate Corp. (The)	107,200	15,005,856
Aon PLC (Class A Stock)	14,700	4,277,994
Assicurazioni Generali SpA (Italy)	5,339	112,800
Assurant, Inc.	58,200	9,806,118
AXA SA (France)	7,833	255,798
Axis Capital Holdings Ltd.	47,200	2,613,464
Brown & Brown, Inc.	89,600	6,371,456
Dai-ichi Life Holdings, Inc. (Japan)	1,400	29,698
Japan Post Insurance Co. Ltd. (Japan)	300	5,325
Loews Corp.	116,200	8,086,358
Marsh & McLennan Cos., Inc.	4,500	852,615
Medibank Private Ltd. (Australia)	63,944	155,241
MetLife, Inc.	232,200	15,355,386
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	573	237,688
NN Group NV (Netherlands)	2,925	115,599
QBE Insurance Group Ltd. (Australia)	2,150	21,785
Sampo OYJ (Finland) (Class A Stock)	220	9,639
Sompo Holdings, Inc. (Japan)	2,700	132,107
Suncorp Group Ltd. (Australia)	16,851	159,568
Swiss Re AG	290	32,634
T&D Holdings, Inc. (Japan)	800	12,700
Talanx AG (Germany)	90	6,432
Tokio Marine Holdings, Inc. (Japan)	200	4,980
W.R. Berkley Corp.	11,900	841,568

		64,675,876

Interactive Media & Services — 3.7%
Alphabet, Inc. (Class A Stock)*	369,000	51,545,610
Alphabet, Inc. (Class C Stock)*	352,440	49,669,369
Auto Trader Group PLC (United Kingdom), 144A	1,350	12,402
LY Corp. (Japan)	2,800	9,902
Meta Platforms, Inc. (Class A Stock)*	193,050	68,331,978
Scout24 SE (Germany), 144A	1,032	72,974

		169,642,235

IT Services — 0.8%
Accenture PLC (Class A Stock)	6,550	2,298,460
Akamai Technologies, Inc.*	68,900	8,154,315

SEE NOTES TO FINANCIAL STATEMENTS.

A67

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Bechtle AG (Germany)	126	$6,311
Cognizant Technology Solutions Corp. (Class A Stock)	206,200	15,574,286
International Business Machines Corp.	56,400	9,224,220
Obic Co. Ltd. (Japan)	100	17,206
Otsuka Corp. (Japan)	300	12,346
SCSK Corp. (Japan)	300	5,940
TIS, Inc. (Japan)	3,200	70,334
Wix.com Ltd. (Israel)*	600	73,812

		35,437,230

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	900	17,998

Life Sciences Tools & Services — 0.7%
Mettler-Toledo International, Inc.*	1,200	1,455,552
Thermo Fisher Scientific, Inc.	34,400	18,259,176
West Pharmaceutical Services, Inc.	40,800	14,366,496

		34,081,224

Machinery — 1.0%
Alfa Laval AB (Sweden)	390	15,613
Allison Transmission Holdings, Inc.	151,300	8,798,095
Atlas Copco AB (Sweden) (Class A Stock)	3,904	67,270
Atlas Copco AB (Sweden) (Class B Stock)	2,154	31,957
Caterpillar, Inc.(a)	4,500	1,330,515
Daimler Truck Holding AG (Germany)	609	22,877
Deere & Co.	23,300	9,316,971
Epiroc AB (Sweden) (Class B Stock)	550	9,646
Esab Corp.	22,200	1,922,964
Flowserve Corp.	56,100	2,312,442
GEA Group AG (Germany)	3,536	147,006
Hoshizaki Corp. (Japan)	200	7,306
ITT, Inc.	60,400	7,206,928
Komatsu Ltd. (Japan)	3,400	88,479
Kone OYJ (Finland) (Class B Stock)	490	24,510
Makita Corp. (Japan)	300	8,252
Parker-Hannifin Corp.	24,600	11,333,220
Rational AG (Germany)	49	37,811
Schindler Holding AG (Switzerland)	55	13,061
Schindler Holding AG (Switzerland) (Part. Cert.)	56	14,020
SKF AB (Sweden) (Class B Stock)	8,587	172,088
Volvo AB (Sweden) (Class A Stock)	297	7,880
Volvo AB (Sweden) (Class B Stock)	8,676	225,750
Wartsila OYJ Abp (Finland)	1,542	22,411
Westinghouse Air Brake Technologies Corp.	16,000	2,030,400

		45,167,472

Marine Transportation — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	4	7,105
Kuehne + Nagel International AG (Switzerland)	79	27,263

	Shares	Value

COMMON STOCKS (continued)
Marine Transportation (cont’d.)
Nippon Yusen KK (Japan)	800	$24,707

		59,075

Media — 0.4%
Comcast Corp. (Class A Stock)	362,400	15,891,240
Informa PLC (United Kingdom)	17,110	170,183
Publicis Groupe SA (France)	1,525	141,691

		16,203,114

Metals & Mining — 0.2%
ArcelorMittal SA (Luxembourg)	6,449	183,023
BHP Group Ltd. (Australia)	11,794	402,937
BlueScope Steel Ltd. (Australia)	10,021	159,760
Fortescue Ltd. (Australia)	2,291	45,172
Glencore PLC (Australia)	18,374	110,447
JFE Holdings, Inc. (Japan)	3,500	54,149
Nippon Steel Corp. (Japan)	6,900	157,622
Norsk Hydro ASA (Norway)	726	4,880
Nucor Corp.	21,000	3,654,840
Rio Tinto Ltd. (Australia)	504	46,669
Rio Tinto PLC (Australia)	1,482	110,233
United States Steel Corp.(a)	68,600	3,337,390
voestalpine AG (Austria)	158	4,975

		8,272,097

Multi-Utilities — 0.3%
Centrica PLC (United Kingdom)	86,865	155,723
E.ON SE (Germany)	14,812	199,000
Engie SA (France)	2,487	43,812
NiSource, Inc.	502,400	13,338,720
Sempra(a)	30,100	2,249,373

		15,986,628

Oil, Gas & Consumable Fuels — 2.2%
Ampol Ltd. (Australia)	342	8,429
BP PLC (United Kingdom)	49,242	291,910
Cheniere Energy, Inc.	22,300	3,806,833
Chevron Corp.	39,900	5,951,484
ConocoPhillips	178,800	20,753,316
Coterra Energy, Inc.	189,000	4,823,280
ENEOS Holdings, Inc. (Japan)	4,100	16,261
Eni SpA (Italy)	3,286	55,735
EOG Resources, Inc.	42,000	5,079,900
Equinor ASA (Norway)	1,374	43,545
Exxon Mobil Corp.	385,300	38,522,294
Inpex Corp. (Japan)	11,100	148,537
Marathon Oil Corp.	162,100	3,916,336
Phillips 66	110,000	14,645,400
Shell PLC (Netherlands)	11,267	368,815
TotalEnergies SE (France)	1,383	94,043
Valero Energy Corp.	20,400	2,652,000

		101,178,118

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	780	29,422

Passenger Airlines — 0.2%
ANA Holdings, Inc. (Japan)*	200	4,333
Delta Air Lines, Inc.	253,900	10,214,397

SEE NOTES TO FINANCIAL STATEMENTS.

A68

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Passenger Airlines (cont’d.)
Deutsche Lufthansa AG (Germany)*	895	$7,957
Japan Airlines Co. Ltd. (Japan)	1,800	35,361
Singapore Airlines Ltd. (Singapore)	2,200	10,924

		10,272,972

Personal Care Products — 0.0%
L’Oreal SA (France)	334	166,499
Unilever PLC (United Kingdom)	6,295	304,748

		471,247

Pharmaceuticals — 2.4%
AstraZeneca PLC (United Kingdom)	1,260	169,961
Bristol-Myers Squibb Co.	243,700	12,504,247
Chugai Pharmaceutical Co. Ltd. (Japan)	900	34,000
Elanco Animal Health, Inc.*	858,000	12,784,200
Eli Lilly & Co.	33,900	19,760,988
GSK PLC	6,451	119,145
Hikma Pharmaceuticals PLC (Jordan)	255	5,811
Ipsen SA (France)	566	67,518
Johnson & Johnson	244,548	38,330,453
Merck & Co., Inc.	193,100	21,051,762
Novartis AG (Switzerland)	4,552	459,800
Novo Nordisk A/S (Denmark) (Class B Stock)	6,338	656,814
Ono Pharmaceutical Co. Ltd. (Japan)	7,000	124,527
Orion OYJ (Finland) (Class B Stock)	323	13,996
Otsuka Holdings Co. Ltd. (Japan)	3,300	123,410
Pfizer, Inc.	220,500	6,348,195
Roche Holding AG	1,127	327,612
Sandoz Group AG (Switzerland)*	910	29,278
Sanofi SA	2,980	296,131
Shionogi & Co. Ltd. (Japan)	3,700	178,074

		113,385,922

Professional Services — 0.4%
Adecco Group AG (Switzerland)	225	11,051
Automatic Data Processing, Inc.	73,000	17,006,810
BayCurrent Consulting, Inc. (Japan)	200	7,001
Computershare Ltd. (Australia)	812	13,524
Dun & Bradstreet Holdings, Inc.	245,500	2,872,350
Persol Holdings Co. Ltd. (Japan)	2,600	4,448
Recruit Holdings Co. Ltd. (Japan)	5,700	238,324
RELX PLC (United Kingdom)	1,981	78,594
Wolters Kluwer NV (Netherlands)	475	67,578

		20,299,680

Real Estate Management & Development — 0.0%
Mitsui Fudosan Co. Ltd. (Japan)	1,400	34,230
New World Development Co. Ltd. (Hong Kong)	2,000	3,101
Nomura Real Estate Holdings, Inc. (Japan)	4,400	115,458
Sagax AB (Sweden) (Class B Stock)	312	8,588
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,500	12,704
Swiss Prime Site AG (Switzerland)	64	6,838

		180,919

	Shares	Value
COMMON STOCKS (continued)
Residential REITs — 0.1%
Equity Residential	76,100	$4,654,276

Retail REITs — 0.1%
Kimco Realty Corp.(a)	128,500	2,738,335
Klepierre SA (France)	4,298	117,338
Scentre Group (Australia)	7,020	14,296
Unibail-Rodamco-Westfield (France)*	736	54,437
Vicinity Ltd. (Australia)	74,101	102,935

		3,027,341

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.*	13,500	1,990,035
Applied Materials, Inc.	63,000	10,210,410
ASM International NV (Netherlands)	9	4,684
ASML Holding NV (Netherlands)	389	293,651
Broadcom, Inc.	29,600	33,041,000
Disco Corp. (Japan)	600	148,180
Infineon Technologies AG (Germany)	4,711	196,744
Intel Corp.	592,700	29,783,175
Lam Research Corp.	25,000	19,581,500
Lasertec Corp. (Japan)	100	26,253
NVIDIA Corp.	201,300	99,687,786
NXP Semiconductors NV (China)	50,000	11,484,000
QUALCOMM, Inc.	175,900	25,440,417
Renesas Electronics Corp. (Japan)*	2,400	42,914
STMicroelectronics NV (Singapore)	4,184	209,865
Tokyo Electron Ltd. (Japan)	800	142,192

		232,282,806

Software — 6.6%
Adobe, Inc.*	16,150	9,635,090
Cadence Design Systems, Inc.*	27,900	7,599,123
Check Point Software Technologies Ltd. (Israel)*	200	30,558
Dassault Systemes SE (France)	981	48,017
Gen Digital, Inc.	163,100	3,721,942
Intuit, Inc.	42,500	26,563,775
Microsoft Corp.	555,400	208,852,616
Monday.com Ltd.*	100	18,781
Nemetschek SE (Germany)	1,105	95,400
Nice Ltd. (Israel)*	95	18,893
Oracle Corp. (Japan)	100	7,698
Salesforce, Inc.*	119,800	31,524,172
SAP SE (Germany)	414	63,724
ServiceNow, Inc.*	23,400	16,531,866
Teradata Corp.*	26,400	1,148,664
Trend Micro, Inc. (Japan)*	200	10,674
Xero Ltd. (New Zealand)*	2,240	170,886

		306,041,879

Specialized REITs — 0.8%
American Tower Corp.	31,600	6,821,808
Equinix, Inc.	10,600	8,537,134
Iron Mountain, Inc.	135,100	9,454,298
Public Storage(a)	26,500	8,082,500
Weyerhaeuser Co.	138,500	4,815,645

		37,711,385

SEE NOTES TO FINANCIAL STATEMENTS.

A69

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail — 1.1%
Advance Auto Parts, Inc.(a)	20,500	$1,251,115
Bath & Body Works, Inc.	29,100	1,255,956
Fast Retailing Co. Ltd. (Japan)	600	148,367
Home Depot, Inc. (The)	47,200	16,357,160
Industria de Diseno Textil SA (Spain)	5,788	252,554
JD Sports Fashion PLC (United Kingdom)	85,729	180,917
Lowe’s Cos., Inc.	68,300	15,200,165
O’Reilly Automotive, Inc.*	1,400	1,330,112
Petco Health & Wellness Co., Inc.*(a)	1,434,700	4,533,652
TJX Cos., Inc. (The)	102,800	9,643,668
Ulta Beauty, Inc.*	5,100	2,498,949

		52,652,615

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	1,032,800	198,844,984
Brother Industries Ltd. (Japan)	7,000	111,475
Hewlett Packard Enterprise Co.	316,800	5,379,264
Logitech International SA (Switzerland)	1,845	175,438
Ricoh Co. Ltd. (Japan)	800	6,127

		204,517,288

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	666	135,336
Deckers Outdoor Corp.*	1,200	802,116
Hermes International SCA (France)	123	261,439
Lululemon Athletica, Inc.*	11,100	5,675,319
LVMH Moet Hennessy Louis Vuitton SE (France)	226	183,633
NIKE, Inc. (Class B Stock)	81,600	8,859,312
Pandora A/S (Denmark)	123	17,005
Puma SE (Germany)	189	10,514
Skechers USA, Inc. (Class A Stock)*	50,600	3,154,404

		19,099,078

Tobacco — 0.2%
Altria Group, Inc.	151,600	6,115,544
British American Tobacco PLC (United Kingdom)	7,296	213,475
Imperial Brands PLC (United Kingdom)	2,949	67,909
Japan Tobacco, Inc. (Japan)	7,300	188,524
Philip Morris International, Inc.	38,000	3,575,040

		10,160,492

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Ireland)*(a)	2,200	163,504
ITOCHU Corp. (Japan)	500	20,370
Mitsui & Co. Ltd. (Japan)	1,900	71,181
MonotaRO Co. Ltd. (Japan)	400	4,353
Toyota Tsusho Corp. (Japan)	300	17,605
W.W. Grainger, Inc.(a)	2,800	2,320,332

		2,597,345

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	102	18,514

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	26,800	3,537,332

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services — 0.0%
T-Mobile US, Inc.	5,300	$849,749

TOTAL COMMON STOCKS
(cost $1,844,220,303)		2,824,087,162

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG
(Germany) (PRFC)	87	8,657

Banks — 0.0%
Citigroup Capital XIII, 12.022%(c),
3 Month SOFR + 6.632%, Maturing 10/30/40	22,000	627,880

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	240	19,306

TOTAL PREFERRED STOCKS
(cost $575,225)		655,843

UNAFFILIATED EXCHANGE-TRADED FUND — 0.0%
iShares MSCI EAFE ETF(a)	1,288	97,051

(cost $64,988)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 7.6%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2019-03, Class C
2.320%	07/18/25	129	128,617
Series 2020-01, Class C
1.590%	10/20/25	9	9,191
Series 2020-03, Class C
1.060%	08/18/26	15	14,458
Series 2021-02, Class C
1.010%	01/19/27	1,300	1,217,587
Series 2021-02, Class D
1.290%	06/18/27	10	9,235
Series 2021-03, Class C
1.410%	08/18/27	1,300	1,205,216
Series 2023-01, Class C
5.800%	12/18/28	2,100	2,117,832
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A
2.330%	08/20/26	1,800	1,720,627
Series 2021-01A, Class A, 144A
1.380%	08/20/27	3,500	3,183,189
Series 2021-02A, Class A, 144A
1.660%	02/20/28	3,700	3,331,369
Series 2022-01A, Class A, 144A
3.830%	08/21/28	4,200	4,007,552
Series 2023-02A, Class A, 144A
5.200%	10/20/27	2,000	2,002,237
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A
6.291%	07/26/32	2,795	2,812,553
Series 2023-CAR03, Class B, 144A
6.632%	07/26/32	1,053	1,059,413

SEE NOTES TO FINANCIAL STATEMENTS.

A70

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
CarMax Auto Owner Trust,
Series 2020-01, Class B
2.210%	09/15/25		15		$14,883
Series 2021-01, Class D
1.280%	07/15/27		10		9,419
Series 2021-02, Class C
1.340%	02/16/27		1,100		1,030,956
Series 2021-04, Class C
1.380%	07/15/27		800		739,190
Series 2022-02, Class C
4.260%	12/15/27		25		24,333
Exeter Automobile Receivables Trust,
Series 2021-01A, Class C
0.740%	01/15/26		—	(r)	240
Series 2021-02A, Class C
0.980%	06/15/26		4		3,807
Series 2021-04A, Class C
1.460%	10/15/27		20		19,605
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class A3, 144A
1.153%	11/15/25	CAD	2,230		1,645,574
Ford Credit Auto Owner Trust,
Series 2019-01, Class A, 144A
3.520%	07/15/30		2,200		2,198,046
Series 2020-01, Class A, 144A
2.040%	08/15/31		3,600		3,478,615
Series 2020-02, Class A, 144A
1.060%	04/15/33		1,300		1,211,934
Series 2021-02, Class B, 144A
1.910%	05/15/34		500		454,494
Series 2023-01, Class A, 144A
4.850%	08/15/35		4,100		4,111,883
Series 2023-02, Class A, 144A
5.280%	02/15/36		2,900		2,961,822
GM Financial Automobile Leasing Trust,
Series 2023-01, Class C
5.760%	01/20/27		25		25,036
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34		200		179,862
Hertz Vehicle Financing III LLC,
Series 2023-01A, Class A, 144A
5.490%	06/25/27		3,700		3,712,649
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27		1,900		1,720,675
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25		2,100		2,027,141
Series 2022-02A, Class A, 144A
2.330%	06/26/28		4,700		4,273,203
Series 2023-03A, Class A, 144A
5.940%	02/25/28		2,200		2,240,319
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		6,300		6,169,087
Series 2021-01A, Class B, 144A
1.260%	07/14/28		2,600		2,372,093

Interest Rate	Maturity Date		Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2023-01A, Class A, 144A
5.410%	11/14/29		4,700	$4,714,002
Santander Drive Auto Receivables Trust,
Series 2021-02, Class C
0.900%	06/15/26		148	146,754
Series 2021-02, Class D
1.350%	07/15/27		2,300	2,215,089
Series 2021-03, Class C
0.950%	09/15/27		801	794,101
Series 2022-01, Class C
2.560%	04/17/28		1,600	1,557,505
Series 2022-03, Class C
4.490%	08/15/29		25	24,467
Series 2023-01, Class C
5.090%	05/15/30		800	793,500
Series 2023-03, Class C
5.770%	11/15/30		1,500	1,518,999
Series 2023-04, Class C
6.040%	12/15/31		2,600	2,643,039
Series 2023-06, Class B
5.980%	04/16/29		700	712,552
Series 2023-06, Class C
6.400%	03/17/31		300	308,047
SFS Auto Receivables Securitization Trust,
Series 2023-01A, Class B, 144A
5.710%	01/22/30		300	303,329
Series 2023-01A, Class C, 144A
5.970%	02/20/31		500	502,040
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A
5.800%	04/18/38		4,500	4,512,814
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27		600	560,359

				84,750,539

Collateralized Loan Obligations — 5.1%
Anchorage Capital Europe CLO DAC (Ireland),
Series 06A, Class AR, 144A, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.666%(c)	01/22/38	EUR	3,250	3,588,684
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.462%)
6.877%(c)	07/20/34		3,750	3,744,066
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.830%(c)	01/25/35		700	698,117
Series 2021-17A, Class A1, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)
6.937%(c)	03/09/34		4,417	4,406,744
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month SOFR + 1.132% (Cap N/A, Floor 1.132%)
6.525%(c)	07/15/29		133	133,485

SEE NOTES TO FINANCIAL STATEMENTS.

A71

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-16A, Class A1R, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)
6.694%(c)	01/17/32		10,500	$10,494,802
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.565%(c)	04/15/31	EUR	3,000	3,254,731
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.655%(c)	07/15/30		2,673	2,670,171
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	5,000	5,393,121
CarVal CLO Ltd. (United Kingdom),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)
7.616%(c)	01/20/35		7,000	7,022,939
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.864%(c)	10/17/31		9,750	9,765,404
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33		11,000	10,953,778
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		170	169,593
Series 2018-03A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.850%(c)	01/25/35		7,500	7,463,694
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.665%(c)	04/15/31		1,971	1,971,096
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)
6.670%(c)	04/26/31		3,995	3,992,580
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		172	172,028
ICG Euro CLO DAC (Ireland),
Series 2023-02A, Class A1, 144A, 3 Month EURIBOR + 1.730% (Cap N/A, Floor 1.730%)
5.639%(c)	01/26/38	EUR	14,500	16,007,275
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.732% (Cap N/A, Floor 1.470%)
7.147%(c)	04/20/32		5,750	5,767,096
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		4,875	4,872,447

Interest Rate	Maturity Date		Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 0.000%)
6.852%(c)	10/20/31		6,729	$6,728,690
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
7.636%(c)	10/20/31		4,540	4,545,180
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	10/20/34		11,500	11,454,243
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	04/21/31		1,890	1,890,847
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.472%)
6.842%(c)	06/20/34		9,500	9,462,494
Oaktree CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.805%(c)	07/15/34		3,000	2,992,530
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)
6.727%(c)	07/20/30		2,823	2,819,836
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)
7.816%(c)	01/20/35		7,000	7,046,859
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30		877	876,983
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	01/17/31		324	324,730
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.755%(c)	07/16/31		2,176	2,177,526
Palmer Square European CLO DAC (Ireland),
Series 2022-02A, Class A1, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)
6.165%(c)	01/15/36	EUR	7,500	8,284,307
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.677%(c)	10/20/31		8,750	8,740,380
Regatta VII Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.782%(c)	06/20/34		5,500	5,503,975

SEE NOTES TO FINANCIAL STATEMENTS.

A72

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 1.175%)
6.815%(c)	07/25/31		963	$962,842
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.711%(c)	01/26/31		3,711	3,706,879
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.757%(c)	01/20/32		1,240	1,237,546
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34		6,750	6,734,355
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30		1,365	1,365,633
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1R, 144A
—%(p)	01/20/36		11,000	11,000,000
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.946%(c)	07/25/34	EUR	4,500	4,860,950
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.722% (Cap N/A, Floor 1.460%)
7.137%(c)	07/20/32		3,000	3,001,180
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)
7.786%(c)	01/20/31		7,251	7,250,592
Venture CLO Ltd. (Cayman Islands),
Series 2021-42A, Class A1A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.785%(c)	04/15/34		10,000	9,934,564
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	07/17/31		3,200	3,199,298
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/31		5,750	5,752,544
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31		2,425	2,424,931

				236,821,745

Consumer Loans — 0.3%
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		2,900	2,671,861
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
6.099%(c)	06/16/36		2,800	2,743,703

Interest Rate	Maturity Date		Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2022-02A, Class A, 144A
4.890%	10/14/34		2,050		$2,023,824
Series 2023-02A, Class A1, 144A
5.840%	09/15/36		5,400		5,507,354

					12,946,742

Equipment — 0.1%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		1,492		1,458,842
Series 2019-A, Class A5, 144A
3.080%	11/12/41		2,238		2,199,634
Series 2019-B, Class A5, 144A
2.290%	11/12/41		2,400		2,255,014

					5,913,490

Home Equity Loans — 0.0%
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63		412		421,309
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A
7.294%(cc)	10/25/63		785		803,371

					1,224,680

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41		800		695,378
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24		1,650		1,617,128

					2,312,506

Residential Mortgage-Backed Securities — 0.0%
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month SOFR + 0.909% (Cap N/A, Floor 0.795%)
6.265%(c)	06/25/34		96		94,325
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—	(r)	1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.250%
7.083%(c)	03/15/26^	EUR	1,027		963,379

					1,057,705

Student Loans — 0.2%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		612		562,335
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		440		407,683
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		124		117,565

SEE NOTES TO FINANCIAL STATEMENTS.

A73

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	19	$19,159
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	55	55,016
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	155	151,424
Navient Private Education Refi Loan Trust,
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	87	85,975
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	594	570,111
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	695	640,912
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 30 Day Average SOFR + 0.644% (Cap N/A, Floor 0.530%)
5.982%(c)	05/25/70	1,523	1,498,004
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	501	484,998
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	613	583,770
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	967	904,585
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	474	462,341
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,255	1,171,345

			7,715,223

TOTAL ASSET-BACKED SECURITIES (cost $355,859,120)			352,742,630

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.7%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A3, 144A
2.168%	10/15/54	8,000	7,080,892
Series 2021-MF03, Class ASB, 144A
2.378%	10/15/54	3,800	3,377,239
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	2,119	2,049,273
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,465	6,155,344
Series 2021-BN35, Class A3
1.717%	06/15/64	4,900	4,226,610
Series 2021-BN35, Class ASB
2.067%	06/15/64	3,200	2,808,364
BANK5,
Series 2023-5YR01, Class A3
6.260%(cc)	04/15/56	10,000	10,368,130
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	5,164,002

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-BWAY, Class D, 144A, 1 Month SOFR + 2.274% (Cap N/A, Floor 2.160%)
7.636%(c)	11/15/34	10	$3,600
Series 2020-BID, Class A, 144A, 1 Month SOFR + 2.254% (Cap N/A, Floor 2.140%)
7.616%(c)	10/15/37	20	19,767
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	4,752,563
Series 2018-B08, Class A4
3.963%	01/15/52	8,200	7,781,803
Series 2021-B24, Class A3
2.010%	03/15/54	2,900	2,507,371
Series 2023-B38, Class A3
5.793%	04/15/56	5,000	5,176,190
Series 2023-B39, Class A2
6.575%(cc)	07/15/56	5,000	5,207,594
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	7,750	6,067,543
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	8,000	7,598,894
CD Mortgage Trust,
Series 2016-CD02, Class A4
3.526%(cc)	11/10/49	10	9,280
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	744	742,278
Series 2014-GC23, Class A3
3.356%	07/10/47	1,530	1,510,653
Series 2015-GC33, Class A4
3.778%	09/10/58	10	9,557
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	4,752,906
Series 2016-GC37, Class A3
3.050%	04/10/49	3,560	3,420,139
Series 2017-P07, Class A3
3.442%	04/14/50	4,900	4,639,765
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	962	950,582
Series 2014-CR18, Class A5
3.828%	07/15/47	3,910	3,866,313
Series 2014-CR20, Class A3
3.326%	11/10/47	4,083	4,020,576
Series 2014-UBS02, Class A5
3.961%	03/10/47	10	9,943
Series 2015-CR23, Class A3
3.230%	05/10/48	21	20,870
Series 2015-CR24, Class A5
3.696%	08/10/48	10	9,670
Series 2015-CR27, Class A3
3.349%	10/10/48	5,938	5,732,099
Series 2015-LC21, Class A4
3.708%	07/10/48	10	9,700

SEE NOTES TO FINANCIAL STATEMENTS.

A74

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,979	$2,888,358
Series 2017-C08, Class A3
3.127%	06/15/50	4,787	4,407,085
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO
1.336%(cc)	03/25/26	12,581	320,633
Series K068, Class A1
2.952%	02/25/27	5	4,909
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	11/21/35	1,534	1,516,255
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,660	3,601,324
Series 2015-GC32, Class A3
3.498%	07/10/48	4,730	4,579,074
Series 2015-GC32, Class A4
3.764%	07/10/48	10	9,704
Series 2016-GS03, Class A3
2.592%	10/10/49	5,313	4,963,027
Series 2016-GS04, Class A3
3.178%	11/10/49	5,219	4,947,623
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	10	9,421
Series 2020-GSA02, Class A4
1.721%	12/12/53	6,000	4,809,952
Series 2021-GSA03, Class A4
2.369%	12/15/54	5,800	4,778,692
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	653	638,881
Series 2015-C27, Class A3A1
2.920%	02/15/48	4,719	4,581,804
Series 2015-C30, Class A5
3.822%	07/15/48	10	9,563
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month SOFR + 1.465% (Cap N/A, Floor 1.351%)
6.827%(c)	04/15/38	2,767	2,725,811
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3
2.791%	11/15/49	3,000	2,806,537
Series 2016-UB11, Class A3
2.531%	08/15/49	10,155	9,510,732
Series 2018-H04, Class A3
4.043%	12/15/51	1,830	1,746,484
Series 2019-H07, Class A2
2.492%	07/15/52	13,500	13,221,278
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	10	8,393
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	2,442	2,357,224

Interest Rate	Maturity Date		Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C05, Class A4
3.212%	11/15/50		6,750	$6,326,743
Series 2018-C09, Class A3
3.854%	03/15/51		2,189	2,064,789
Series 2018-C14, Class A3
4.180%	12/15/51		3,351	3,184,051
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58		10	9,680
Series 2015-NXS02, Class A5
3.767%(cc)	07/15/58		10	9,632
Series 2016-NXS06, Class A3
2.642%	11/15/49		8,000	7,539,174
Series 2017-C38, Class A4
3.190%	07/15/50		4,226	3,958,615
Series 2018-C48, Class A4
4.037%	01/15/52		6,840	6,587,933
Series 2020-C58, Class A3
1.810%	07/15/53		7,100	5,927,750

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $236,653,284)				220,100,641

CORPORATE BONDS — 10.5%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		2,160	2,041,164
3.300%	03/01/35		2,900	2,371,628
3.900%	05/01/49		2,175	1,719,411
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35		10	9,899
RTX Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,270	1,240,639

				7,382,741

Agriculture — 0.4%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41		2,545	1,868,156
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28		5,140	4,593,071
3.557%	08/15/27		105	100,149
6.343%	08/02/30		550	575,657
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28		1,500	1,467,917
5.931%	02/02/29		170	176,260
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/30	(h)	5,150	5,241,781
5.500%	09/07/30		1,732	1,796,514

SEE NOTES TO FINANCIAL STATEMENTS.

A75

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35		930	$912,995
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		1,250	1,144,383

				17,876,883

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28		3	2,456
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		1,875	1,717,415
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33		20	17,707
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		355	346,598
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		905	909,164
United Airlines 2018-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	09/01/31		23	19,863
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		840	819,269
4.625%	04/15/29		165	153,764

				3,986,236

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	(a)	725	572,292

Auto Manufacturers — 0.3%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24		5,350	5,157,877
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,365	1,127,572
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	179,510
3.375%	11/13/25		325	310,899
6.950%	03/06/26		775	794,064
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		5	4,914
6.250%	10/02/43		980	1,002,567
6.600%	04/01/36		760	812,371
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24		2,800	2,782,548

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24		20	$19,270

				12,191,592

Banks — 3.4%
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
2.746%	05/28/25		1,000	965,120
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24	(oo)	1,665	1,645,041
Sr. Unsec’d. Notes
0.976%(ff)	04/22/25		25	24,598
2.592%(ff)	04/29/31		50	43,061
5.080%(ff)	01/20/27		25	24,956
5.288%(ff)	04/25/34		5,040	5,054,184
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		2,600	2,123,653
2.496%(ff)	02/13/31		3,085	2,651,373
3.824%(ff)	01/20/28		955	918,255
4.244%(ff)	04/24/38		20	18,044
4.271%(ff)	07/23/29		510	492,146
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27		2,550	2,359,008
Sub. Notes, MTN
4.000%	01/22/25		2,000	1,972,785
4.450%	03/03/26		8,455	8,355,403
Bank of America NA,
Sub. Notes
6.000%	10/15/36		410	444,849
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.650%	03/08/27		35	32,963
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		850	831,316
3.932%(ff)	05/07/25		585	581,306
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		3,825	3,753,725
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
2.219%(ff)	06/09/26		2,480	2,367,628
3.132%(ff)	01/20/33		1,505	1,275,819
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29		790	800,179
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25	(oo)	1,400	1,304,545
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		1,260	1,051,740
3.200%	10/21/26		1,870	1,784,300
3.700%	01/12/26		6,180	6,035,730
3.887%(ff)	01/10/28		35	33,861
Sub. Notes
4.450%	09/29/27		5,975	5,836,915
4.600%	03/09/26		10	9,873

SEE NOTES TO FINANCIAL STATEMENTS.

A76

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.750%	05/18/46	820	$735,421
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A, MTN
1.907%(ff)	06/16/26	1,160	1,101,005
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.129%(ff)	11/24/26	440	411,581
7.146%(ff)	07/13/27	800	832,609
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	970	941,332
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	10	9,986
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32	4,510	3,758,166
3.102%(ff)	02/24/33	2,730	2,344,545
3.500%	01/23/25	4,115	4,035,947
3.750%	02/25/26	1,010	986,971
3.814%(ff)	04/23/29	540	512,973
3.850%	01/26/27	2,920	2,842,454
6.484%(ff)	10/24/29	4,760	5,051,511
Sr. Unsec’d. Notes, MTN
4.800%	07/08/44	5	4,734
Sub. Notes
6.750%	10/01/37	104	114,659
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54	835	856,534
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,645	1,584,590
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	1,045	985,159
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32	4,530	3,686,884
3.782%(ff)	02/01/28	695	671,168
3.882%(ff)	07/24/38	20	17,732
3.964%(ff)	11/15/48	3,250	2,733,556
4.005%(ff)	04/23/29	2,170	2,088,451
4.452%(ff)	12/05/29	3,350	3,284,018
5.299%(ff)	07/24/29	2,740	2,780,303
5.350%(ff)	06/01/34	20	20,325
Sub. Notes
2.956%(ff)	05/13/31	15	13,195
3.875%	09/10/24	2,063	2,038,682
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.250%	04/06/27	25	22,509
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
5.242%(ff)	04/19/29(a)	2,760	2,796,275
Morgan Stanley,
Sr. Unsec’d. Notes
5.123%(ff)	02/01/29	8,475	8,508,922
5.449%(ff)	07/20/29	1,975	2,012,375

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
6.407%(ff)	11/01/29	3,030	$3,213,416
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	630	514,787
3.875%	01/27/26(a)	675	661,302
4.431%(ff)	01/23/30	515	501,672
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26	25	24,010
2.943%(ff)	01/21/33	2,465	2,095,129
3.591%(cc)	07/22/28(a)	1,255	1,197,770
4.300%	01/27/45	5	4,516
Sub. Notes, GMTN
4.350%	09/08/26	3,825	3,756,179
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.758%(ff)	01/26/27	35	34,722
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
1.488%(ff)	12/14/26	4,400	4,050,527
Sr. Non-Preferred Notes, 144A, MTN
6.447%(ff)	01/12/27	1,495	1,517,496
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24	1,925	1,921,939
State Street Corp.,
Sr. Unsec’d. Notes
4.857%(ff)	01/26/26	10	9,942
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
5.880%	07/13/26(a)	3,945	4,023,609
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
5.650%	03/09/26	1,040	1,051,339
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
10.092%(c)	09/30/24	1,942	1,928,812
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25	35	33,117
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30	10	8,355
7.161%(ff)	10/30/29	1,190	1,284,129
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	5,000	4,931,424
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	1,560	1,482,000
3.091%(ff)	05/14/32	885	753,356
4.282%	01/09/28	1,370	1,324,057
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	50	47,922
5.389%(ff)	04/24/34	1,500	1,505,348
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	4,175	3,609,881
4.897%(ff)	07/25/33	3,500	3,411,854

SEE NOTES TO FINANCIAL STATEMENTS.

A77

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.574%(ff)	07/25/29	3,660	$3,736,545

			159,212,103

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	630	616,653
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	25	23,827
4.600%	04/15/48	70	66,411
8.000%	11/15/39	1,285	1,665,765
8.200%	01/15/39	250	333,951
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31	1,015	853,784

			3,560,391

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41	2,375	1,729,338
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	40	34,148

			1,763,486

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)	550	475,326
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30	760	697,317
4.750%	01/15/28	700	674,138

			1,846,781

Chemicals — 0.1%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25	5	4,733
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42	95	83,886
9.400%	05/15/39	155	216,327
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	1,300	1,289,210
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	700	694,540
6.500%	09/27/28	670	632,522

			2,921,218

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.2%
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	693	$733,395
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		975	855,091
6.700%	06/01/34		420	472,575
7.000%	10/15/37		380	443,225
George Washington University (The),
Unsec’d. Notes, Series 2014
4.300%	09/15/44		5	4,395
Georgetown University (The),
Sr. Unsec’d. Notes
5.115%	04/01/53		695	719,761
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,500	1,190,242
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50		20	13,882
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24		30	29,337
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30		10	9,194
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26		5	4,888
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		325	288,653
4.875%	01/15/28(a)		1,190	1,162,299
5.250%	01/15/30(a)		385	379,923
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52		1,170	999,482
University of Southern California,
Sr. Unsec’d. Notes
4.976%	10/01/53		1,515	1,561,767

				8,868,109

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
1.650%	05/11/30		15	12,839
3.200%	05/13/25		25	24,506

				37,345

Distribution/Wholesale — 0.0%
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	03/15/28		75	77,250

Diversified Financial Services — 0.3%
BOC Aviation USA Corp. (China),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		670	661,748

SEE NOTES TO FINANCIAL STATEMENTS.

A78

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	4,985	$4,781,931
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.650%	05/11/27	20	19,081
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	480	474,489
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	4,885
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
5.875%	07/21/28	2,600	2,666,393
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	2,055	1,694,719
6.070%	07/12/28	3,355	3,454,380
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	330	323,558

			14,081,184

Electric — 1.2%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28	525	472,468
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	2,910	2,804,361
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	626	488,397
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	8,464
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	550	603,412
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	15	11,900
5.950%	05/15/37	305	325,386
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	2,000	1,761,411
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	590	680,881
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,400	1,316,437
Commonwealth Edison Co.,
First Mortgage, Series 123
3.750%	08/15/47	1,610	1,300,613

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	3,255	$2,706,973
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	220	222,163
Duke Energy Carolinas LLC,
First Mortgage
4.950%	01/15/33(a)	4,425	4,510,451
6.050%	04/15/38	550	597,553
First Ref. Mortgage
4.000%	09/30/42	570	487,301
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	670	680,275
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	2,140	1,737,039
Evergy Kansas Central, Inc.,
First Mortgage
5.700%	03/15/53(h)	1,310	1,368,689
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	5	4,734
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	25	24,215
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	10	11,888
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	9,814
Florida Power & Light Co.,
First Mortgage
5.100%	04/01/33	2,840	2,934,281
5.950%	10/01/33	295	319,262
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	145	156,108
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	470	437,518
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	8,654
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
5.200%	04/01/28	900	906,663
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,170	2,156,158
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32	25	20,964
4.900%	02/28/28	3,800	3,833,891
6.051%	03/01/25	780	787,029

SEE NOTES TO FINANCIAL STATEMENTS.

A79

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,580	$1,245,430
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	75	64,515
3.875%	02/15/32	200	171,266
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	320	299,372
2.450%	12/02/27	1,395	1,255,369
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	10	9,018
3.950%	12/01/47	2,000	1,470,190
4.950%	07/01/50	1,345	1,153,429
PacifiCorp,
First Mortgage
5.350%	12/01/53(h)	3,010	2,894,589
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	1,110	757,703
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	1,005	586,742
3.700%	05/01/28	1,280	1,241,204
4.900%	12/15/32	1,050	1,067,093
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	535	566,428
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	710	580,625
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,400	1,196,957
Sempra,
Sr. Unsec’d. Notes
3.300%	04/01/25	20	19,508
Southern California Edison Co.,
First Mortgage
5.300%	03/01/28	1,670	1,715,615
First Ref. Mortgage
4.000%	04/01/47	580	475,799
First Ref. Mortgage, Series C
3.600%	02/01/45	860	667,064
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	725	705,953
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,145	2,112,568
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	429,098

			54,380,888

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	575	$571,004
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	919	860,781
4.250%	10/31/26	661	636,563
5.500%	07/31/47	800	687,344

			2,755,692

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30	600	616,851
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	750	750,000
Warnermedia Holdings, Inc.,
Gtd. Notes
5.050%	03/15/42(a)	900	793,512
5.141%	03/15/52	1,210	1,041,132

			3,201,495

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	15	14,712
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.200%	06/01/32	20	17,936

			32,648

Foods — 0.1%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28	2,000	1,984,578
Kraft Heinz Foods Co.,
Gtd. Notes
6.500%	02/09/40	1,420	1,594,562
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30	275	253,696
4.375%	01/31/32	850	775,817
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	660	472,238

			5,080,891

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31	915	744,293
3.490%	05/15/27(a)	1,425	1,372,632
3.600%	05/01/30	1,270	1,184,899
3.950%	03/30/48	15	12,147

SEE NOTES TO FINANCIAL STATEMENTS.

A80

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.150%	09/15/32	30	$30,419

			3,344,390

Healthcare-Products — 0.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28	20	17,829
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	675	610,540

			628,369

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36	515	576,726
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	4,881
Banner Health,
Unsec’d. Notes
1.897%	01/01/31	5	4,134
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	25	22,388
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24	15	14,673
2.782%	10/01/30	5	4,331
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	390	364,008
4.650%	01/15/43	15	13,907
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48	20	17,663
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29	20	19,138
4.375%	03/15/42	10	8,468
5.375%	02/01/25	305	304,875
Gtd. Notes, MTN
7.750%	07/15/36	450	519,634
Humana, Inc.,
Sr. Unsec’d. Notes
3.700%	03/23/29	15	14,432
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	15	12,906
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	940	831,188
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49	20	15,224

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	765	$668,233
Sutter Health,
Unsec’d. Notes
5.164%	08/15/33	1,732	1,764,989
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	01/15/30	625	580,177
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	4,357
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	10	8,646
3.250%	05/15/51	1,000	759,882
3.750%	07/15/25	5	4,929
5.200%	04/15/63(h)	2,840	2,902,713
6.050%	02/15/63	915	1,058,044

			10,500,546

Home Builders — 0.0%
KB Home,
Gtd. Notes
4.000%	06/15/31	575	518,342
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	525	527,943

			1,046,285

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	30	27,601
Aon Corp./Aon Global Holdings PLC,
Gtd. Notes
5.000%	09/12/32	25	25,033
Aon Global Ltd.,
Gtd. Notes
3.875%	12/15/25	5	4,891
Berkshire Hathaway Finance Corp.,
Gtd. Notes
3.850%	03/15/52	50	41,949
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
4.400%	04/05/52	35	29,364
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	12/07/33	3,785	3,880,211
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	1,215	922,486
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	772	816,513

SEE NOTES TO FINANCIAL STATEMENTS.

A81

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Markel Group, Inc.,
Sr. Unsec’d. Notes
4.150%	09/17/50	410	$333,324
5.000%	03/30/43	200	177,477
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	10	8,639
3.500%	06/03/24	10	9,911
4.350%	01/30/47	5	4,488
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	660	762,765
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30	20	16,897
3.400%	05/15/25	10	9,771
4.625%	09/15/42	130	118,825
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	575	502,490
6.850%	12/16/39	124	143,173

			7,835,808

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	5	4,926
3.875%	08/22/37	10	9,281
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25	5	4,924

			19,131

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	10	9,057
3.950%	05/01/28	15	14,650

			23,707

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.900%	04/15/29(a)	555	558,569
5.000%	10/15/27	15	15,188

			573,757

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.125%	03/07/25	25	24,228
4.150%	09/15/27	25	24,840

			49,068

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27	125	$120,947
5.500%	05/01/26	625	620,795
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	580	390,436
4.908%	07/23/25	10	9,907
5.375%	04/01/38	1,950	1,763,121
6.384%	10/23/35	875	888,400
6.484%	10/23/45	1,386	1,361,630
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	275	271,455
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	5,275	4,464,087
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,400	1,058,764
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	5	4,806
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	360	315,978
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30	50	48,578

			11,318,904

Mining — 0.1%
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.763%	04/14/27	215	211,799
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	2,750	2,513,083
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	3,050	2,576,028

			5,300,910

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	1,200	1,203,432

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,810	1,694,783
5.500%	12/01/24	700	697,334

			2,392,117

SEE NOTES TO FINANCIAL STATEMENTS.

A82

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 0.3%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	755	$645,337
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	3,250	2,970,809
BP Capital Markets America, Inc.,
Gtd. Notes
3.410%	02/11/26	25	24,421
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	20	17,504
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47(a)	714	671,700
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27	10	9,287
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.625%	11/01/30	150	159,566
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	300	290,162
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	637	627,445
8.625%	01/19/29	2,105	2,244,456
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	500	501,406
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.375%	03/30/28	123	107,817
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/30	400	388,075
6.250%	04/15/32	500	481,094
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
4.750%	04/03/26	510	507,430
4.875%	04/03/28	530	532,936
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31	2,146	1,702,851
6.490%	01/23/27	471	439,302
6.500%	03/13/27	330	306,694
Gtd. Notes, MTN
6.750%	09/21/47	313	204,780
6.875%	08/04/26	670	647,488
QatarEnergy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26	600	549,984
2.250%	07/12/31	820	696,959
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
6.875%	09/19/33	1,015	1,073,930

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	$9,800
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	500	463,965
TotalEnergies Capital International SA (France),
Gtd. Notes
2.434%	01/10/25	30	29,250

			16,304,448

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31(a)	425	366,255
6.000%	06/15/29	1,150	1,173,721
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	5,135	4,775,160
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	625	617,364
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28	125	126,249

			7,058,749

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	10	9,590
3.600%	05/14/25	10	9,824
3.800%	03/15/25	1,175	1,160,160
4.050%	11/21/39	250	226,094
4.550%	03/15/35	2,190	2,149,686
4.700%	05/14/45	735	701,532
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,600	1,557,994
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	20	17,878
3.700%	06/06/27	17	16,475
3.734%	12/15/24	130	127,921
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	14,401
3.750%	09/15/25	5	4,886
Cigna Group (The),
Gtd. Notes
4.375%	10/15/28	8,000	7,936,995
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	50	46,558
4.780%	03/25/38	3,750	3,544,928
5.875%	06/01/53	200	210,722

SEE NOTES TO FINANCIAL STATEMENTS.

A83

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Eli Lilly & Co.,
Sr. Unsec’d. Notes
4.875%	02/27/53	340	$352,774
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	1,375	1,139,716
5.400%	11/29/43	845	733,811
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28(a)	900	828,367
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	470	350,358
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24	60	60,023
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	2,695	2,322,462

			23,523,155

Pipelines — 0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	01/15/28	750	742,099
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,625	1,454,994
4.950%	12/15/24	5	4,964
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	5,240	5,239,305
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	65	55,463
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,429	1,241,890
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	1,115	1,112,383
5.000%	05/15/50	965	862,633
5.250%	04/15/29	10	10,079
6.100%	02/15/42	25	25,042
6.125%	12/15/45	180	182,088
6.250%	04/15/49	1,900	1,970,749
6.400%	12/01/30	480	513,479
6.550%	12/01/33	1,265	1,373,958
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	50	51,610
7.500%	06/01/30	50	53,907
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	4,915

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	550	$573,891
6.510%	02/23/42	715	752,314
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	2,260	1,620,913
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30	595	513,983
4.000%	02/15/25	1,430	1,408,843
4.000%	03/15/28(a)	1,385	1,336,712
4.875%	06/01/25	3,250	3,230,301
5.200%	03/01/47	40	37,196
5.500%	02/15/49	395	382,642
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	145	157,917
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	5,205	4,676,210
4.500%	03/15/50	295	247,289
6.050%	09/01/33	2,160	2,286,189
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,905
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26	15	14,444
Targa Resources Corp.,
Gtd. Notes
6.125%	03/15/33	2,605	2,747,413
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	115	103,563
4.125%	08/15/31	90	79,520
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	125	109,364
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,000	910,351
5.100%	09/15/45	500	471,293
5.300%	08/15/52	290	281,482
8.750%	03/15/32	1,130	1,370,992

			38,217,285

Real Estate Investment Trusts (REITs) — 0.4%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.000%	05/18/32	1,815	1,454,685
2.950%	03/15/34	480	400,533
American Tower Corp.,
Sr. Unsec’d. Notes
1.450%	09/15/26	30	27,358
3.600%	01/15/28(a)	5,420	5,165,247

SEE NOTES TO FINANCIAL STATEMENTS.

A84

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	$4,897
3.900%	03/15/27	5	4,765
4.050%	07/01/30	5	4,693
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33	1,345	1,057,051
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27	10	9,360
3.700%	06/15/26	10	9,663
4.750%	05/15/47	5	4,338
Essex Portfolio LP,
Gtd. Notes
2.650%	03/15/32	15	12,552
3.000%	01/15/30	5	4,456
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	1,050	1,045,245
Healthpeak OP LLC,
Gtd. Notes
2.125%	12/01/28	5	4,401
2.875%	01/15/31	5	4,333
Kimco Realty OP LLC,
Gtd. Notes
2.700%	10/01/30	3,480	3,017,829
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31(a)	950	595,198
5.000%	10/15/27(a)	400	328,144
Prologis LP,
Sr. Unsec’d. Notes
2.125%	04/15/27	5	4,616
Public Storage Operating Co.,
Gtd. Notes
1.950%	11/09/28	10	8,926
2.250%	11/09/31(a)	1,288	1,100,762
Realty Income Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/25	20	19,876
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	4,926
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31	3,000	2,501,278
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29	20	18,753

			16,813,885

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28	525	497,516

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	770	$625,903
3.125%	04/21/26	5	4,811
3.750%	06/01/27	15	14,570
Dollar General Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/27	30	29,813
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	4,705	4,621,556
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	275	234,944
3.875%	10/01/31	250	205,980
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27	50	47,176
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
5.000%	04/15/33	30	30,643
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	19,289
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	1,375	1,374,381
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	5	4,153
Walmart, Inc.,
Sr. Unsec’d. Notes
3.900%	09/09/25	20	19,821

			7,730,556

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	320	262,812
3.187%	11/15/36	4,445	3,607,329
Intel Corp.,
Sr. Unsec’d. Notes
5.625%	02/10/43	385	412,463
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.650%	02/15/32	25	21,097
3.150%	05/01/27	5	4,734
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.150%	05/20/30	25	22,064
3.250%	05/20/27	12	11,618
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	15	12,969

			4,355,086

SEE NOTES TO FINANCIAL STATEMENTS.

A85

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.2%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	10	$9,626
5.450%	03/02/28	2,560	2,638,669
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	1,425	974,780
2.921%	03/17/52	60	44,200
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34	2,370	2,213,061
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29	5	4,580
3.800%	12/15/26	15	14,679
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	2,055	1,690,133

			7,589,728

Telecommunications — 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	50	41,370
2.550%	12/01/33	576	469,930
3.500%	09/15/53	5,308	3,862,010
3.650%	09/15/59	160	114,916
4.500%	05/15/35	545	516,940
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $147,500; purchased 11/03/23 - 11/08/23)(f)
4.250%	07/01/28	250	145,000
Gtd. Notes, 144A (original cost $65,875; purchased 11/03/23)(f)
4.625%	09/15/27	100	60,000
Sr. Sec’d. Notes, 144A (original cost $299,462; purchased 11/14/19 - 12/10/19)(f)
3.400%	03/01/27	300	288,000
Sr. Sec’d. Notes, 144A (original cost $473,750; purchased 11/03/23)(f)
10.500%	05/15/30	500	487,946
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.500%	03/15/42	60	52,772
T-Mobile USA, Inc.,
Gtd. Notes
2.050%	02/15/28	380	342,964
2.550%	02/15/31	1,385	1,192,279
3.875%	04/15/30	8,000	7,595,110
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.680%	10/30/30	615	506,695
2.550%	03/21/31	1,074	926,236
2.625%	08/15/26	45	42,876
2.650%	11/20/40	1,595	1,150,248
4.016%	12/03/29(a)	1,900	1,838,286

			19,633,578

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45	10	$8,889
6.700%	08/01/28	670	726,222
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
1.750%	12/02/26	10	9,203
2.875%	11/15/29	5	4,492
3.500%	05/01/50	20	15,324
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	715	798,932
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	575	560,689
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	100	100,626
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	150	155,744

			2,380,121

TOTAL CORPORATE BONDS (cost $508,399,991)			487,672,240

FLOATING RATE AND OTHER LOANS — 0.0%
Telecommunications
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^	210	199,500
Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27	90	60,555

TOTAL FLOATING RATE AND OTHER LOANS (cost $268,146)			260,055

MUNICIPAL BONDS — 0.2%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	240	231,069

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,325	1,543,581
Taxable, Revenue Bonds, Series
S 3.176%	04/01/41	25	20,290
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,270	1,540,818
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	475	575,370
7.625%	03/01/40	220	276,600
7.550%	04/01/39	245	308,593

SEE NOTES TO FINANCIAL STATEMENTS.

A86

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	5	$4,571

			4,269,823

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	680	752,776

Florida — 0.0%
County of Miami-Dade Transit System,
Revenue Bonds, BABs, Series B
5.624%	07/01/40	10	10,508
County of Miami-Dade Water & Sewer System Revenue,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	5	4,175
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	40	32,146

			46,829

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	14	16,311

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,030	1,180,735

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,070	1,337,976

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,025	1,068,422
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35	30	24,229

			1,092,651

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	455	456,322

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	445	485,090

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	550	586,180

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas — 0.0%
Central Texas Regional Mobility Authority,
Taxable, Revenue Bonds, Series E
3.167%	01/01/41	15	$11,805
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds
2.843%	11/01/46	15	11,285
Taxable, Revenue Bonds, Series A
4.087%	11/01/51	25	22,058
Texas A&M University,
Taxable, Revenue Bonds, Series B
3.330%	05/15/39	25	21,312

			66,460

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	495	410,985

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	15	13,937

TOTAL MUNICIPAL BONDS (cost $9,874,558)			10,947,144

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.9%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	7	7,003
Angel Oak Mortgage Trust,
Series 2021-01, Class A1, 144A
0.909%(cc)	01/25/66	14	12,188
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
3.815%(cc)	02/25/35	81	77,792
Bellemeade Re Ltd.,
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
6.337%(c)	09/25/31	2,100	2,084,949
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
6.337%(c)	09/25/31	466	465,064
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)
7.087%(c)	01/26/32	2,033	2,033,136
BRAVO Residential Funding Trust,
Series 2023-RPL01, Class A1, 144A
5.000%(cc)	05/25/63	4,566	4,502,322
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
5.342%(cc)	02/25/37	59	57,029
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	633	635,432
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M1, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
6.337%(c)	12/25/41	5	4,735

SEE NOTES TO FINANCIAL STATEMENTS.

A87

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)
7.237%(c)	12/25/41	1,760	$1,762,747
Series 2022-R04, Class 1M1, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	03/25/42	6	6,408
Series 2023-R02, Class 1M1, 144A, 30 Day Average SOFR + 2.300% (Cap N/A, Floor 0.000%)
7.637%(c)	01/25/43	9	8,878
Series 2023-R08, Class 1M1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
6.837%(c)	10/25/43	623	624,708
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	622	588,637
Fannie Mae Connecticut Avenue Securities,
Series 2017-C05, Class 1ED3, 30 Day Average SOFR + 1.314% (Cap N/A, Floor 1.200%)
6.652%(c)	01/25/30	1	826
Series 2017-C06, Class 2ED1, 30 Day Average SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.452%(c)	02/25/30	1	1,073
Series 2018-C03, Class 1EB2, 30 Day Average SOFR + 0.964% (Cap N/A, Floor 0.850%)
6.302%(c)	10/25/30	4	3,567
Series 2021-R02, Class 2M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
6.237%(c)	11/25/41	6	6,233
Fannie Mae REMIC,
Series 2020-24, Class SP, IO, 30 Day Average SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.598%(c)	04/25/50	1,045	142,725
Series 2022-51, Class PS, IO, 30 Day Average SOFR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
0.613%(c)	08/25/52	2,550	234,793
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
7.937%(c)	11/25/50	1,379	1,404,027
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)
10.702%(c)	09/25/50	195	212,201
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	10	10,032
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
6.987%(c)	01/25/34	193	194,256
Series 2021-DNA07, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
6.187%(c)	11/25/41	10	9,806
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
6.187%(c)	09/25/41	4,986	4,934,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
6.337%(c)	01/25/42	1,147	$1,142,913
Series 2022-DNA03, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	04/25/42	13	13,159
Series 2022-DNA04, Class M1A, 144A, 30 Day Average SOFR + 2.200% (Cap N/A, Floor 0.000%)
7.537%(c)	05/25/42	17	17,196
Series 2022-DNA05, Class M1A, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 0.000%)
8.287%(c)	06/25/42	18	17,965
Series 2022-HQA01, Class M1A, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	03/25/42	12	11,891
Freddie Mac REMIC,
Series 4535, Class PA
3.000%	03/15/44	444	422,353
Series 5021, Class SB, IO, 30 Day Average SOFR x (1) + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%(c)	10/25/50	3,663	161,339
Series 5222, Class SA, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	409	12,615
Series 5250, Class NH
3.000%	08/25/52	1,000	874,411
Series 5281, Class AY
2.500%	08/25/52	812	659,461
Freddie Mac Strips,
Series 406, Class PO, PO
1.210%(s)	10/25/53	1,496	1,201,278
Government National Mortgage Assoc.,
Series 2018-121, Class KS, IO, 1 Month SOFR x (1) + 3.746% (Cap 3.860%, Floor 0.000%)
0.000%(c)	09/20/48	1,609	40,398
Series 2018-148, Class DS, IO, 1 Month SOFR x (1) + 3.726% (Cap 3.840%, Floor 0.000%)
0.000%(c)	10/20/48	1,995	54,987
Series 2018-155, Class PS, IO, 1 Month SOFR x (1) + 3.186% (Cap 2.000%, Floor 0.000%)
0.000%(c)	11/20/48	2,672	47,592
Series 2019-069, Class KB
3.000%	06/20/49	3,423	2,686,912
Series 2019-092, Class S, IO, 1 Month SOFR x (1) + 2.696% (Cap 2.810%, Floor 0.000%)
0.000%(c)	07/20/49	4,642	69,472
Series 2019-097, Class MS, IO, 1 Month SOFR x (1) + 2.966% (Cap 3.080%, Floor 0.000%)
0.000%(c)	08/20/49	2,852	52,330
Series 2019-099, Class SA, IO, 1 Month SOFR x (1) + 3.236% (Cap 3.350%, Floor 0.000%)
0.000%(c)	08/20/49	3,148	68,938
Series 2021-165, Class ST, IO, 1 Month SOFR x (1) + 3.246% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	631	203

SEE NOTES TO FINANCIAL STATEMENTS.

A88

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-046, Class S, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	1,108	$21,525
Series 2022-051, Class SC, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	4,801	158,260
Series 2022-066, Class SB, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	1,581	56,614
Series 2022-068, Class SP, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	1,281	41,375
Series 2022-078, Class MS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	4,231	130,535
Series 2022-078, Class SB, IO, 30 Day Average SOFR x (1) + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	2,797	97,792
Series 2022-093, Class GS, IO, 30 Day Average SOFR x (1) + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	979	26,900
Series 2022-126, Class CS, IO, 30 Day Average SOFR x (1) + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	5,867	133,101
Series 2022-133, Class SA, IO, 30 Day Average SOFR x (1) + 3.950% (Cap 3.950%, Floor 0.000%)
0.000%(c)	07/20/52	2,153	57,847
Series 2022-148, Class DS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	2,194	55,467
Series 2022-170, Class SB, IO, 30 Day Average SOFR x (1) + 4.500% (Cap 4.500%, Floor 0.000%)
0.000%(c)	09/20/52	17,874	601,548
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)
7.102%(c)	05/25/29	168	168,307
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
5.674%(cc)	07/25/35	9	8,710
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50	6	5,390
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	306	299,841
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	2,237	1,974,774
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)
6.220%(c)	01/25/48	204	196,198
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
6.937%(c)	04/25/34	811	809,273

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)
8.371%(c)	02/27/24		2,297	$2,285,232
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)
9.738%(c)	03/27/25		2,678	2,699,862
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		584	549,821
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR	399	438,555
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
6.478%(cc)	02/25/34		39	36,993
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.000%)
5.755%(c)	02/25/57		380	383,251
Series 2020-04, Class A1, 144A
1.750%	10/25/60		671	589,927

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $40,197,360)				39,407,379

SOVEREIGN BONDS — 0.3%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		3,350	3,211,277
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		710	607,405
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		1,040	997,370
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	386,728
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	2,100	2,179,754
3.375%	07/30/25	EUR	1,500	1,641,171
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
3.000%	03/12/24		400	398,235
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		475	328,938
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		453	393,685
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28		20	19,240

SEE NOTES TO FINANCIAL STATEMENTS.

A89

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24		22	$21,829
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28		20	19,487
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QO
2.875%	10/16/24		10	9,836
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26		5	4,839
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
5.000%	09/27/26	EUR	1,400	1,581,309
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
0.750%	07/09/27	EUR	808	817,287

TOTAL SOVEREIGN BONDS (cost $13,060,093)				12,618,390

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.6%
Federal Home Loan Bank
5.500%	07/15/36(k)		1,080	1,211,434
Federal Home Loan Mortgage Corp.
1.500%	11/01/50		3,965	3,093,313
2.000%	01/01/32		341	316,809
2.000%	02/01/36		1,258	1,135,170
2.000%	06/01/40		1,022	881,373
2.000%	10/01/40		1,520	1,308,310
2.000%	09/01/50		3,076	2,530,265
2.000%	10/01/50		2,523	2,074,507
2.000%	03/01/51		1,621	1,330,502
2.000%	04/01/51		101	82,654
2.000%	07/01/51		9,412	7,711,500
2.000%	09/01/51		454	376,440
2.500%	03/01/30		152	144,143
2.500%	10/01/32		365	342,706
2.500%	01/01/51		1,485	1,264,909
2.500%	03/01/51		959	828,015
2.500%	04/01/51		7,684	6,560,061
2.500%	05/01/51		4,307	3,668,545
2.500%	08/01/51		454	387,204
2.500%	10/01/51		3,420	2,943,680
2.500%	12/01/51		3,166	2,694,957
3.000%	10/01/28		101	97,426
3.000%	06/01/29		275	265,887
3.000%	03/01/32		338	320,376
3.000%	01/01/37		175	163,086
3.000%	01/01/43		387	356,584
3.000%	07/01/43		783	720,550
3.000%	09/01/46		2,208	2,010,890
3.000%	12/01/46		6,398	5,809,197
3.000%	01/01/47		1,966	1,783,410
3.000%	02/01/50		1,612	1,442,380
3.000%	03/01/51		1,449	1,281,431
3.000%	06/01/51		600	530,238
3.000%	07/01/51		971	861,259

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/51	918	$812,262
3.000%	02/01/52	470	419,036
3.000%	08/01/52	5,188	4,587,257
3.500%	03/01/42	182	172,419
3.500%	06/01/42	131	123,935
3.500%	01/01/47	326	304,961
3.500%	02/01/47	469	438,041
3.500%	03/01/48	4,673	4,373,548
3.500%	04/01/52	2,699	2,484,169
4.000%	06/01/26	85	83,867
4.000%	09/01/26	41	40,451
4.000%	11/01/37	3,156	3,098,303
4.000%	10/01/39	291	284,093
4.000%	12/01/40	141	137,407
4.000%	10/01/41	116	112,697
4.000%	01/01/42	44	42,996
4.000%	10/01/45	150	144,835
4.000%	04/01/52	1,284	1,227,109
4.500%	09/01/39	96	95,855
4.500%	10/01/39	544	544,169
4.500%	12/01/39	176	175,623
4.500%	07/01/41	52	51,668
4.500%	07/01/41	1,078	1,077,223
4.500%	08/01/41	70	70,100
4.500%	08/01/41	86	85,940
4.500%	08/01/41	103	101,924
4.500%	10/01/41	93	93,244
4.500%	10/01/46	84	83,612
4.500%	12/01/47	394	389,290
4.500%	07/01/52	4,289	4,158,827
4.500%	09/01/52	230	222,538
5.000%	05/01/34	9	9,185
5.000%	05/01/34	92	93,290
5.000%	08/01/35	10	9,814
5.000%	09/01/35	23	23,622
5.000%	10/01/36	15	15,439
5.000%	05/01/37	9	9,159
5.000%	07/01/37	164	166,914
5.000%	09/01/38	22	22,596
5.000%	09/01/38	23	23,606
5.000%	09/01/38	27	27,093
5.000%	09/01/38	3,766	3,787,778
5.000%	10/01/38	1,192	1,198,357
5.000%	02/01/39	9	9,184
5.000%	06/01/39	27	27,340
5.000%	10/01/52	459	453,704
5.000%	11/01/52	1,414	1,400,899
5.500%	02/01/34	12	12,454
5.500%	04/01/34	244	249,152
5.500%	06/01/34	38	38,688
5.500%	06/01/34	72	73,986
5.500%	05/01/37	21	21,736
5.500%	02/01/38	164	168,739
5.500%	05/01/38	29	30,336
5.500%	07/01/38	147	152,119
5.500%	10/01/38	4,613	4,679,099
6.000%	03/01/32	105	108,868
6.000%	12/01/33	20	20,668

SEE NOTES TO FINANCIAL STATEMENTS.

A90

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	07/01/36		2	$1,871
6.000%	12/01/36		4	3,715
6.000%	05/01/37		6	5,845
6.000%	12/01/37		9	9,407
6.000%	01/01/38		2	2,238
6.000%	01/01/38		5	4,766
6.000%	01/01/38		101	105,739
6.000%	10/01/38		42	43,663
6.000%	08/01/39		17	17,359
6.000%	12/01/52		456	463,145
6.750%	03/15/31		455	529,817
7.000%	01/01/31		5	4,708
7.000%	06/01/31		2	2,462
7.000%	09/01/31		1	1,520
7.000%	10/01/31		18	18,498
7.000%	10/01/32		23	24,053
Federal National Mortgage Assoc.
1.500%	01/01/36		2,708	2,366,325
1.500%	05/01/36		406	352,918
1.500%	06/01/36		425	370,873
1.500%	07/01/36		1,552	1,352,687
1.500%	02/01/42		449	371,943
1.500%	10/01/50		375	292,831
1.500%	11/01/50		4,030	3,151,267
1.500%	12/01/50		4,500	3,510,836
1.500%	01/01/51		1,955	1,528,540
1.500%	03/01/51		949	740,286
2.000%	03/01/31		1,327	1,243,454
2.000%	08/01/31		512	476,361
2.000%	01/01/32		2,725	2,537,509
2.000%	05/01/36		1,247	1,123,804
2.000%	12/01/36		5,472	4,904,415
2.000%	02/01/37		6,452	5,782,084
2.000%	02/01/41		2,075	1,786,536
2.000%	05/01/41	(k)	4,666	3,999,704
2.000%	08/01/50		1,089	892,494
2.000%	10/01/50		12,372	10,176,968
2.000%	12/01/50		39	32,400
2.000%	01/01/51		1,858	1,527,592
2.000%	02/01/51	(k)	11,570	9,501,872
2.000%	03/01/51		3,629	2,979,283
2.000%	04/01/51		2,779	2,281,652
2.000%	04/01/51		3,808	3,126,223
2.000%	05/01/51		39,224	32,171,068
2.000%	08/01/51		3,574	2,927,977
2.000%	10/01/51		1,545	1,265,312
2.500%	07/01/32		1,103	1,036,583
2.500%	08/01/32		1,188	1,116,746
2.500%	09/01/32		1,159	1,088,621
2.500%	07/01/35		4,258	4,002,844
2.500%	10/01/37		1,081	1,003,578
2.500%	10/01/43		461	405,736
2.500%	12/01/46		854	739,195
2.500%	03/01/50		641	550,392
2.500%	08/01/50		2,863	2,449,215
2.500%	12/01/50		274	236,082
2.500%	02/01/51		2,268	1,935,608
2.500%	02/01/51		2,755	2,350,354

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	04/01/51		3,375	$2,888,517
2.500%	08/01/51		894	762,286
2.500%	08/01/51		911	776,221
2.500%	09/01/51		2,833	2,413,692
2.500%	10/01/51		982	835,615
2.500%	12/01/51		8,480	7,284,717
2.500%	02/01/52		449	385,326
2.500%	05/01/52		885	760,646
3.000%	02/01/27		329	320,031
3.000%	08/01/30		349	334,876
3.000%	05/01/35		2,833	2,677,572
3.000%	07/01/36		1,736	1,640,439
3.000%	11/01/36		736	685,183
3.000%	12/01/42		435	399,488
3.000%	12/01/42		584	537,464
3.000%	03/01/43		106	97,556
3.000%	11/01/46		106	96,377
3.000%	01/01/47		856	776,568
3.000%	02/01/47		607	550,206
3.000%	03/01/47		475	427,393
3.000%	11/01/49		469	420,294
3.000%	12/01/49		290	259,935
3.000%	12/01/49		402	360,060
3.000%	01/01/50		457	408,742
3.000%	02/01/50		413	369,742
3.000%	02/01/50		463	413,554
3.000%	02/01/50		4,988	4,462,695
3.000%	03/01/50		349	311,661
3.000%	05/01/51		792	700,035
3.000%	12/01/51		5,060	4,507,939
3.000%	12/01/51	(k)	16,215	14,501,230
3.000%	03/01/52		970	858,284
3.000%	03/01/52		1,800	1,601,927
3.000%	04/01/52		910	806,613
3.000%	04/01/52		1,815	1,624,173
3.500%	TBA(tt)		12,500	11,466,797
3.500%	07/01/31		261	254,423
3.500%	11/01/32		163	160,088
3.500%	02/01/33		346	339,445
3.500%	05/01/33		470	462,768
3.500%	06/01/39		291	277,896
3.500%	01/01/42		1,905	1,804,836
3.500%	05/01/42		969	917,395
3.500%	07/01/42		386	364,287
3.500%	08/01/42		146	137,718
3.500%	08/01/42		359	339,652
3.500%	09/01/42		418	392,564
3.500%	09/01/42		720	679,460
3.500%	11/01/42		205	193,467
3.500%	03/01/43		1,428	1,346,446
3.500%	04/01/43		226	214,044
3.500%	04/01/43		500	470,567
3.500%	07/01/43		103	96,991
3.500%	06/01/45		1,850	1,726,643
3.500%	07/01/46		245	228,400
3.500%	11/01/46		460	429,628
3.500%	09/01/47		459	427,924
3.500%	01/01/48		4,566	4,260,953

SEE NOTES TO FINANCIAL STATEMENTS.

A91

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/48	421	$392,260
3.500%	06/01/48	2,134	1,991,521
3.500%	02/01/52	5,363	4,945,263
3.500%	03/01/52	908	843,578
4.000%	TBA(tt)	2,500	2,364,355
4.000%	12/01/36	352	343,482
4.000%	10/01/41	1,078	1,051,609
4.000%	07/01/44	430	415,573
4.000%	09/01/44	704	680,518
4.000%	10/01/46	354	339,527
4.000%	06/01/47	307	295,028
4.000%	09/01/47	115	110,966
4.000%	11/01/47	376	362,409
4.000%	11/01/47	482	465,813
4.000%	12/01/47	1,570	1,516,172
4.000%	03/01/49	3,199	3,076,637
4.000%	01/01/50	1,420	1,365,075
4.000%	05/01/50	1,976	1,891,119
4.000%	05/01/52	918	867,897
4.000%	06/01/52	909	860,193
4.000%	07/01/52	6,728	6,368,051
4.000%	09/01/52	1,098	1,038,565
4.500%	07/01/33	18	18,010
4.500%	08/01/33	6	5,913
4.500%	09/01/33	18	17,884
4.500%	10/01/33	46	45,660
4.500%	03/01/34	13	13,300
4.500%	01/01/35	1	974
4.500%	07/01/39	356	355,466
4.500%	08/01/39	239	238,577
4.500%	09/01/39	147	146,394
4.500%	12/01/39	2	2,081
4.500%	03/01/41	550	548,801
4.500%	07/01/42	54	53,536
4.500%	06/01/50	688	672,804
4.500%	07/01/52	3,808	3,692,925
4.500%	09/01/52	252	244,349
5.000%	TBA(tt)	14,000	13,850,156
5.000%	03/01/34	93	94,919
5.000%	04/01/35	221	224,871
5.000%	06/01/35	53	54,022
5.000%	07/01/35	43	44,165
5.000%	07/01/35	56	57,278
5.000%	09/01/35	45	45,678
5.000%	11/01/35	52	52,769
5.000%	02/01/36	30	30,396
5.000%	06/01/49	445	446,708
5.000%	08/01/52	448	443,735
5.000%	09/01/52	460	455,743
5.000%	10/01/52	957	948,110
5.500%	02/01/33	44	45,659
5.500%	08/01/33	109	112,215
5.500%	10/01/33	27	27,776
5.500%	12/01/33	21	22,059
5.500%	12/01/34	63	64,499
5.500%	10/01/35	156	159,328
5.500%	03/01/36	21	21,752
5.500%	04/01/36	43	44,048

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	01/01/37		31	$31,551
5.500%	04/01/37		15	14,967
5.500%	05/01/37		91	93,784
5.500%	08/01/37		112	115,419
5.500%	12/01/38		2,957	2,999,596
6.000%	TBA(tt)		7,000	7,107,188
6.000%	10/01/33		122	127,141
6.000%	11/01/33		11	11,696
6.000%	11/01/33		12	12,171
6.000%	01/01/34		147	153,246
6.000%	02/01/34		44	46,095
6.000%	03/01/34		1	933
6.000%	03/01/34		10	10,642
6.000%	11/01/34		12	11,983
6.000%	01/01/35		19	20,097
6.000%	01/01/35		43	44,133
6.000%	02/01/35		1	978
6.000%	02/01/35		84	87,884
6.000%	02/01/35		88	91,200
6.000%	04/01/35		8	7,859
6.000%	05/01/36		12	12,250
6.000%	06/01/36		11	11,810
6.000%	02/01/37		32	33,944
6.000%	06/01/37		11	10,847
6.000%	05/01/38		79	82,052
6.000%	01/01/53		6,966	7,076,123
6.500%	09/01/32		1	795
6.500%	09/01/32		10	10,745
6.500%	09/01/32		18	18,737
6.500%	09/01/32		19	19,523
6.500%	10/01/32		19	19,957
6.500%	04/01/33		24	24,853
6.500%	11/01/33		17	17,684
6.500%	01/01/34		8	7,840
6.500%	09/01/34		25	26,524
6.500%	09/01/36		77	81,632
6.500%	10/01/36		15	15,664
6.500%	01/01/37		34	35,083
6.500%	01/01/37		47	48,497
6.500%	09/01/37		8	8,465
6.625%	11/15/30	(k)	945	1,086,689
7.000%	02/01/32		6	6,171
7.000%	05/01/32		7	7,730
7.000%	06/01/32		6	6,252
7.000%	07/01/32		15	15,955
7.125%	01/15/30	(k)	3,600	4,187,212
Government National Mortgage Assoc.
2.000%	03/20/51		1,431	1,212,114
2.000%	07/20/51		436	369,545
2.000%	10/20/51		898	760,152
2.500%	03/20/43		321	285,789
2.500%	12/20/46		298	263,498
2.500%	09/20/50		584	511,750
2.500%	10/20/50		2,678	2,346,544
2.500%	11/20/50		2,038	1,786,066
2.500%	02/20/51		4,039	3,533,721
2.500%	05/20/51		12,852	11,249,228
2.500%	07/20/51		4,886	4,275,471

SEE NOTES TO FINANCIAL STATEMENTS.

A92

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	08/20/51	961	$840,354
3.000%	03/15/45	288	258,899
3.000%	11/20/45	371	341,305
3.000%	03/20/46	2,179	2,005,702
3.000%	07/20/46	1,417	1,301,979
3.000%	10/20/46	474	435,467
3.000%	02/20/47	722	662,924
3.000%	12/20/49	142	129,226
3.000%	01/20/50	1,254	1,143,913
3.000%	06/20/51	335	304,015
3.000%	10/20/51	4,479	4,057,271
3.000%	11/20/51	1,302	1,179,409
3.000%	12/20/51	1,506	1,363,344
3.500%	12/20/42	731	694,086
3.500%	05/20/43	149	141,714
3.500%	03/20/45	455	429,817
3.500%	04/20/45	611	577,149
3.500%	07/20/46	2,104	1,983,552
3.500%	06/20/49	2,683	2,523,844
4.000%	06/15/40	60	57,488
4.000%	05/20/41	110	107,843
4.000%	12/20/42	283	276,968
4.000%	08/20/44	100	97,842
4.000%	11/20/45	478	463,777
4.000%	12/20/45	524	508,704
4.000%	11/20/46	112	108,688
4.000%	09/20/47	1,433	1,383,147
4.000%	02/20/49	809	782,779
4.000%	01/20/50	794	765,588
4.000%	06/20/52	1,983	1,891,785
4.000%	08/20/52	2,056	1,961,329
4.500%	04/15/40	204	203,023
4.500%	01/20/41	509	508,797
4.500%	02/20/41	305	305,559
4.500%	06/20/44	329	328,197
4.500%	09/20/46	175	171,992
4.500%	11/20/46	304	303,799
4.500%	03/20/47	245	243,310
4.500%	05/20/48	245	242,329
4.500%	06/20/48	319	315,524
4.500%	08/20/48	1,066	1,053,209
5.000%	TBA	3,500	3,475,395
5.000%	10/20/37	64	64,782
5.000%	04/20/45	332	336,648
5.000%	06/20/52	1,545	1,536,008
5.500%	11/15/32	17	17,021
5.500%	02/15/33	21	21,538
5.500%	08/15/33	43	43,048
5.500%	08/15/33	59	59,600
5.500%	09/15/33	30	29,977
5.500%	09/15/33	51	51,463
5.500%	10/15/33	37	37,652
5.500%	12/15/33	3	3,371
5.500%	04/15/34	131	132,865
5.500%	07/15/35	26	26,151
5.500%	02/15/36	77	77,697
6.000%	02/15/33	1	1,420
6.000%	04/15/33	11	11,393

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	09/15/33		8		$8,293
6.000%	12/15/33		18		18,315
6.000%	12/15/33		59		60,076
6.000%	01/15/34		10		9,811
6.000%	01/15/34		14		14,662
6.000%	06/20/34		33		34,704
6.000%	07/15/34		71		73,502
6.000%	10/15/34		72		73,733
6.500%	TBA		1,000		1,023,633
6.500%	01/15/24		—(r	)	16
6.500%	02/15/24		—(r	)	11
6.500%	04/15/24		—(r	)	19
6.500%	04/15/24		—(r	)	85
6.500%	04/15/24		—(r	)	167
6.500%	05/15/24		—(r	)	95
6.500%	10/15/24		—(r	)	166
6.500%	12/15/30		3		3,342
6.500%	01/15/32		11		11,161
6.500%	02/15/32		7		7,260
6.500%	07/15/32		17		17,770
6.500%	08/15/32		3		3,136
6.500%	08/15/32		6		6,418
6.500%	08/15/32		16		16,858
6.500%	08/15/32		95		98,369
6.500%	06/15/35		15		15,013
6.500%	07/15/35		6		5,715
8.000%	04/15/25		—(r	)	141
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31		625		509,925

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $463,860,276)					445,316,576

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bonds
1.250%	05/15/50	(h)	3,750		2,026,758
1.750%	08/15/41	(h)	10,535		7,338,286
2.000%	11/15/41		1,345		974,915
2.250%	05/15/41	(h)	1,195		911,934
2.375%	11/15/49	(h)	100		71,906
2.375%	05/15/51		385		275,516
2.875%	05/15/52	(h)	9,050		7,223,031
3.375%	11/15/48	(h)	21,805		19,038,491
3.625%	02/15/53		905		837,832
4.125%	08/15/53		665		674,040
U.S. Treasury Strips Coupon
2.365%(s)	08/15/44		3,095		1,250,332
2.395%(s)	11/15/43		1		417
3.330%(s)	11/15/41	(h)	14,525		6,655,400
5.331%(s)	02/15/40		1,155		581,019

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,588,183)					47,859,877

TOTAL LONG-TERM INVESTMENTS (cost $3,525,621,527)					4,441,764,988

SEE NOTES TO FINANCIAL STATEMENTS.

A93

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUNDS — 8.5%
PGIM Core Ultra Short Bond Fund(wb)	252,653,789	$252,653,789
PGIM Institutional Money Market Fund (cost $143,440,702; includes $142,819,186 of cash collateral for securities on loan)(b)(wb)	143,586,526	143,529,091

TOTAL AFFILIATED MUTUAL FUNDS (cost $396,094,491)		396,182,880

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
5.257%	03/14/24	150	148,446

(cost $148,423)

TOTAL SHORT-TERM INVESTMENTS (cost $396,242,914)			396,331,326

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN—104.1% (cost $3,921,864,441)			4,838,096,314

OPTION WRITTEN*~ — (0.0)%
(premiums received $0)			(35)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN—104.1% (cost $3,921,864,441)			4,838,096,279

Liabilities in excess of other assets(z) — (4.1)%			(190,559,574)

NET ASSETS — 100.0%			$4,647,536,705

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,166,964 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $138,837,239; cash collateral of $142,819,186 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the original cost of such security is $986,587. The value of $980,946 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $36,000,000 is 0.8% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.000%	TBA	01/16/24	$(6,500)	$(5,311,719)
Federal National Mortgage Assoc.	5.500%	TBA	01/18/24	(7,500)	(7,606,347)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(7,500)	(6,789,825)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $19,386,426)					$(19,707,891)

SEE NOTES TO FINANCIAL STATEMENTS.

A94

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,500	$(35)

(premiums received $0)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
302	2 Year U.S. Treasury Notes	Mar. 2024	$62,186,047	$629,491
394	5 Year U.S. Treasury Notes	Mar. 2024	42,856,735	308,042
881	10 Year U.S. Treasury Notes	Mar. 2024	99,456,645	2,953,338
39	10 Year U.S. Ultra Treasury Notes	Mar. 2024	4,602,610	210,909
167	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	22,310,156	1,648,453
6	Mini MSCI EAFE Index	Mar. 2024	675,720	25,938
6	S&P 500 E-Mini Index	Mar. 2024	1,446,000	47,996

				5,824,167

Short Positions:
10	5 Year Euro-Bobl	Mar. 2024	1,316,791	(21,592)
2	10 Year Euro-Bund	Mar. 2024	302,968	(8,325)
134	20 Year U.S. Treasury Bonds	Mar. 2024	16,741,625	(1,228,288)

				(1,258,205)

				$4,565,962

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/24	MSI	CAD	689	$497,618	$520,199	$22,581	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/24	HSBC	CAD	3,755	$2,768,762	$2,834,960	$—	$(66,198)
Euro,
Expiring 01/12/24	BNP	EUR	3,224	3,473,785	3,561,378	—	(87,593)
Expiring 01/12/24	BNYM	EUR	27,431	30,044,258	30,299,318	—	(255,060)
Expiring 01/12/24	MSI	EUR	759	828,888	837,846	—	(8,958)
Expiring 01/12/24	SCB	EUR	772	845,564	852,927	—	(7,363)

				$37,961,257	$38,386,429	—	(425,172)

						$22,581	$(425,172)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/24	0.500%(M)	6,064	*	$4,119	$(82)	$4,201	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Credit Suisse Group AG	06/20/26	1.000%(Q)	3,000	$(35,681)	$123,496	$(159,177)	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	3,000	(35,682)	120,460	(156,142)	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	3,000	(35,682)	135,506	(171,188)	BARC

				$(107,045)	$379,462	$(486,507)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	16,939	3.562%	$291,982	$1,016,326	$724,344

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
56,645	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	$—	$108,450	$108,450
7,208	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	14,541	14,541
9,116	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	47,773	47,773
20,448	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	79,492	79,492
29,210	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(188,184)	(188,184)
2,250	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	416	(46,475)	(46,891)

				$416	$15,597	$15,181

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -54bps(T)/ 4.790%	JPM	03/20/24	(7,364)	$(759,892)	$—	$(759,892)
U.S. Treasury Bond(T)	1 Day USOIS +18.5bps(T)/ 5.515%	BOA	01/17/24	33,495	(883,261)	—	(883,261)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	01/18/24	9,385	(327,611)	—	(327,611)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	GSI	01/19/24	17,470	(665,062)	—	(665,062)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	01/23/24	16,725	(741,116)	—	(741,116)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	01/29/24	14,990	(510,862)	—	(510,862)
U.S. Treasury Bond(T)	1 Day USOIS +19bps(T)/ 5.520%	GSI	01/29/24	24,575	(788,793)	—	(788,793)
U.S. Treasury Bond(T)	1 Day USOIS +20bps(T)/ 5.530%	BOA	02/12/24	27,440	64,397	—	64,397
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/23/24	18,765	590,433	—	590,433

					$(4,021,767)	$—	$(4,021,767)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A97

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$379,462	$(82)	$659,031	$(5,163,104)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$5,916,729
GS	—	148,446

Total	$—	$6,065,175

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$2,800,661,655	$23,425,507	$—	**
Preferred Stocks	627,880	27,963	—
Unaffiliated Exchange-Traded Fund	97,051	—	—
Asset-Backed Securities
Automobiles	—	84,750,539	—
Collateralized Loan Obligations	—	236,821,745	—
Consumer Loans	—	12,946,742	—
Equipment	—	5,913,490	—
Home Equity Loans	—	1,224,680	—
Other	—	2,312,506	—
Residential Mortgage-Backed Securities	—	94,325	963,380
Student Loans	—	7,715,223	—
Commercial Mortgage-Backed Securities	—	220,100,641	—
Corporate Bonds	—	487,672,240	—
Floating Rate and Other Loans	—	60,555	199,500
Municipal Bonds	—	10,947,144	—
Residential Mortgage-Backed Securities	—	39,407,379	—
Sovereign Bonds	—	12,618,390	—
U.S. Government Agency Obligations	—	445,316,576	—
U.S. Treasury Obligations	—	47,859,877	—
Short-Term Investments
Affiliated Mutual Funds	396,182,880	—	—
U.S. Treasury Obligation	—	148,446	—

Total.	$3,197,569,466	$1,639,363,968	$1,162,880

Liabilities
Option Written	$—	$—	$(35)

Other Financial Instruments*
Assets
Futures Contracts	$5,824,167	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contract	$—	$22,581	$—
Centrally Cleared Credit Default Swap Agreement	—	724,344	—
OTC Credit Default Swap Agreement	—	—	4,119
Centrally Cleared Interest Rate Swap Agreements	—	250,256	—
OTC Total Return Swap Agreements	—	654,830	—

Total	$5,824,167	$1,652,011	$4,119

Liabilities
Forward Commitment Contracts	$—	$(19,707,891)	$—
Futures Contracts	(1,258,205)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(425,172)	—
OTC Credit Default Swap Agreements	—	(107,045)	—
Centrally Cleared Interest Rate Swap Agreements	—	(235,075)	—
OTC Total Return Swap Agreements	—	(4,676,597)	—

Total	$(1,258,205)	$(25,151,780)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Government Agency Obligations	9.6%
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	8.5
Software	6.8
Banks	5.4
Collateralized Loan Obligations	5.1
Semiconductors & Semiconductor Equipment	5.0
Commercial Mortgage-Backed Securities	4.7
Technology Hardware, Storage & Peripherals	4.4
Interactive Media & Services	3.7
Automobiles	3.1
Pharmaceuticals	2.9
Financial Services	2.5
Broadline Retail	2.3
Oil, Gas & Consumable Fuels	2.2
Capital Markets	1.9
Health Care Providers & Services	1.8
Insurance	1.6
Health Care Equipment & Supplies	1.5
Aerospace & Defense	1.3
Hotels, Restaurants & Leisure	1.3
Electric	1.2
Specialty Retail	1.1
Biotechnology	1.1
Beverages	1.1
U.S. Treasury Obligations	1.0
Chemicals	1.0
Consumer Staples Distribution & Retail	1.0
Machinery	1.0
Household Products	0.9
Residential Mortgage-Backed Securities	0.9

Entertainment	0.9%
Electric Utilities	0.8
Pipelines	0.8
Specialized REITs	0.8
IT Services	0.8
Life Sciences Tools & Services	0.7
Industrial Conglomerates	0.6
Communications Equipment	0.6
Media	0.6
Diversified Telecommunication Services	0.6
Food Products	0.6
Electrical Equipment	0.5
Professional Services	0.4
Telecommunications	0.4
Textiles, Apparel & Luxury Goods	0.4
Air Freight & Logistics	0.4
Agriculture	0.4
Ground Transportation	0.4
Real Estate Investment Trusts (REITs)	0.4
Oil & Gas	0.3
Multi-Utilities	0.3
Diversified Financial Services	0.3
Industrial REITs	0.3
Consumer Loans	0.3
Building Products	0.3
Sovereign Bonds	0.3
Auto Manufacturers	0.3
Municipal Bonds	0.2
Electronic Equipment, Instruments & Components	0.2
Healthcare-Services	0.2
Passenger Airlines	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A99

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Tobacco	0.2%
Construction Materials	0.2
Commercial Services & Supplies	0.2
Household Durables	0.2
Consumer Finance	0.2
Commercial Services	0.2
Metals & Mining	0.2
Retail	0.2
Student Loans	0.2
Packaging & Containers	0.2
Independent Power & Renewable Electricity Producers	0.1
Equipment	0.1
Distributors	0.1
Mining	0.1
Foods	0.1
Residential REITs	0.1
Semiconductors	0.1
Energy Equipment & Services	0.1
Airlines	0.1
Water Utilities	0.1
Health Care REITs	0.1
Gas	0.1
Hotel & Resort REITs	0.1
Retail REITs	0.1
Containers & Packaging	0.1
Engineering & Construction	0.1
Trading Companies & Distributors	0.1
Automobile Components	0.1
Other	0.1
Office/Business Equipment	0.0	*
Transportation	0.0	*

Building Materials	0.0	*%
Home Equity Loans	0.0	*
Miscellaneous Manufacturing	0.0	*
Home Builders	0.0	*
Wireless Telecommunication Services	0.0	*
Healthcare-Products	0.0	*
Lodging	0.0	*
Apparel	0.0	*
Personal Care Products	0.0	*
Construction & Engineering	0.0	*
Real Estate Management & Development	0.0	*
Gas Utilities	0.0	*
Unaffiliated Exchange-Traded Fund	0.0	*
Distribution/Wholesale	0.0	*
Marine Transportation	0.0	*
Machinery-Diversified	0.0	*
Computers	0.0	*
Environmental Control	0.0	*
Paper & Forest Products	0.0	*
Diversified REITs	0.0	*
Iron/Steel	0.0	*
Internet	0.0	*
Transportation Infrastructure	0.0	*
Leisure Products	0.0	*

	104.1
Option Written	(0.0	)*
Liabilities in excess of other assets	(4.1)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$724,344	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	379,462		Premiums received for OTC swap agreements	82
Credit contracts	—	—		Options written outstanding, at value	35
Credit contracts	Unrealized appreciation on OTC swap agreements	4,201		Unrealized depreciation on OTC swap agreements	486,507
Equity contracts	Due from/to broker-variation margin futures	73,934	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	22,581		Unrealized depreciation on OTC forward foreign currency exchange contracts	425,172

SEE NOTES TO FINANCIAL STATEMENTS.

A100

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$5,750,233	*	Due from/to broker-variation margin futures	$1,258,205	*
Interest rate contracts	Due from/to broker-variation margin swaps	250,256	*	Due from/to broker-variation margin swaps	235,075	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	654,830		Unrealized depreciation on OTC swap agreements	4,676,597

		$7,859,841			$7,081,673

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$(244,363)	$235,289	$—	$—	$(873,786)
Equity contracts	—	—	209,432	—	—
Foreign exchange contracts	—	—	—	(1,046,813)	—
Interest rate contracts	(851)	116,094	240,666	—	(3,328,837)

Total	$(245,214)	$351,383	$450,098	$(1,046,813)	$(4,202,623)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$67,231	$(38,193)	$—	$—	$127,802
Equity contracts	—	—	116,491	—	—
Foreign exchange contracts	—	—	—	596,940	—
Interest rate contracts	—	—	5,856,207	—	(6,261,620)

Total	$67,231	$(38,193)	$5,972,698	$596,940	$(6,133,818)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$ 48,873

Options Written (2)	41,442,000

Futures Contracts - Long Positions (2)	198,167,351

Futures Contracts - Short Positions (2)	54,767,810

Forward Foreign Currency Exchange Contracts - Purchased (3)	17,889,579

Forward Foreign Currency Exchange Contracts - Sold (3)	51,075,618

Interest Rate Swap Agreements (2)	64,659,600

Credit Default Swap Agreements - Buy Protection (2)	18,421,501

Credit Default Swap Agreements - Sell Protection (2)	15,394,915

SEE NOTES TO FINANCIAL STATEMENTS.

A101

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*

Total Return Swap Agreements (2)	$173,910,915

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$138,837,239	$(138,837,239)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$379,462	$(486,507)	$(107,045)	$—	$(107,045)
BNP	—	(87,593)	(87,593)	—	(87,593)
BNYM	—	(255,060)	(255,060)	255,060	—
BOA	64,397	(883,261)	(818,864)	818,864	—
GSI	4,201	(1,453,972)	(1,449,771)	22,022	(1,427,749)
HSBC	—	(66,198)	(66,198)	—	(66,198)
JPM	590,433	(2,339,481)	(1,749,048)	1,251,581	(497,467)
MSI	22,581	(8,958)	13,623	—	13,623
SCB	—	(7,363)	(7,363)	—	(7,363)

	$1,061,074	$(5,588,393)	$(4,527,319)	$2,347,527	$(2,179,792)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $138,837,239:
Unaffiliated investments (cost $3,525,769,950)	$4,441,913,434
Affiliated investments (cost $396,094,491)	396,182,880
Foreign currency, at value (cost $388,925)	396,580
Cash	503
Receivable for investments sold	75,906,297
Dividends and interest receivable	14,114,124
Unrealized appreciation on OTC swap agreements	659,031
Tax reclaim receivable	522,456
Premiums paid for OTC swap agreements	379,462
Unrealized appreciation on OTC forward foreign currency exchange contracts	22,581
Due from broker-variation margin swaps	7,439
Receivable for Portfolio shares sold	6,234
Due from broker-variation margin futures	4,214
Receivable from affiliate	581
Prepaid expenses and other assets	552,830

Total Assets	4,930,668,646

LIABILITIES
Payable to broker for collateral for securities on loan	142,819,186
Payable for investments purchased	110,424,000
Forward commitment contracts, at value (proceeds receivable $19,386,426)	19,707,891
Unrealized depreciation on OTC swap agreements	5,163,104
Management fee payable	2,305,933
Payable for Portfolio shares purchased	1,137,391
Accrued expenses and other liabilities	979,908
Unrealized depreciation on OTC forward foreign currency exchange contracts	425,172
Payable to affiliate	115,847
Distribution fee payable	46,117
Due to broker-variation margin futures	3,315
Trustees’ fees payable	2,849
Affiliated transfer agent fee payable	1,111
Premiums received for OTC swap agreements	82
Options written outstanding, at value (premiums received $0)	35

Total Liabilities	283,131,941

NET ASSETS	$4,647,536,705

Net assets were comprised of:
Partners’ Equity	$4,647,536,705

Class I:
Net asset value and redemption price per share, $4,428,362,068 / 99,729,490 outstanding shares of beneficial interest	$44.40

Class III:
Net asset value and redemption price per share, $219,174,637 / 4,968,462 outstanding shares of beneficial interest	$44.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$67,465,233
Unaffiliated dividend income (net of $247,487 foreign withholding tax, of which $19,343 is reimbursable by an affiliate)	42,405,733
Affiliated dividend income	13,095,555
Income from securities lending, net (including affiliated income of $146,923)	147,106

Total income	123,113,627

EXPENSES
Management fee	26,176,379
Distribution fee—Class III	470,055
Custodian and accounting fees	355,763
Professional Fees	103,141
Trustees’ fees	81,627
Audit fee	79,500
Shareholders’ reports	59,420
Transfer agent’s fees and expenses (including affiliated expense of $7,468)	11,361
Miscellaneous	90,449

Total expenses	27,427,695
Less: Fee waivers and/or expense reimbursement	(298,692)

Net expenses	27,129,003

NET INVESTMENT INCOME (LOSS)	95,984,624

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,710)) (net of foreign capital gains taxes $(52))	84,076,387
Futures transactions	450,098
Forward currency contract transactions	(1,046,813)
Options written transactions	351,383
Swap agreements transactions	(4,202,623)
Foreign currency transactions	(87,423)

79,541,009

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,159))	546,736,596
Futures	5,972,698
Forward currency contracts	596,940
Options written	(38,193)
Swap agreements	(6,133,818)
Foreign currencies	(116,494)

547,017,729

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	626,558,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$722,543,362

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$95,984,624	$67,434,035
Net realized gain (loss) on investment and foreign currency transactions	79,541,009	(63,209,754)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	547,017,729	(720,954,057)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	722,543,362	(716,729,776)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	16,528,640	7,218,379
Net asset value of shares issued in merger	223,240,047	—
Portfolio shares purchased	(312,002,050)	(263,033,768)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(72,233,363)	(255,815,389)

TOTAL INCREASE (DECREASE)	650,309,999	(972,545,165)
NET ASSETS:
Beginning of year	3,997,226,706	4,969,771,871

End of year	$4,647,536,705	$3,997,226,706

SEE NOTES TO FINANCIAL STATEMENTS.

A103

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$37.65	$44.14	$37.61	$34.32	$28.63

Income (Loss) From Investment Operations:
Net investment income (loss)	0.90	0.62	0.49	0.56	0.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.85	(7.11)	6.04	2.73	5.08

Total from investment operations	6.75	(6.49)	6.53	3.29	5.69

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$44.40	$37.65	$44.14	$37.61	$34.32

Total Return(d)	17.93%	(14.70)%	17.36%	9.59%	19.87	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,428	$3,994	$4,968	$4,479	$4,328
Average net assets (in millions)	$4,175	$4,335	$4,766	$4,171	$4,127
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.61%	0.62%	0.61%	0.62%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.62%	0.61%	0.62%	0.63%
Net investment income (loss)	2.21%	1.55%	1.18%	1.64%	1.92%
Portfolio turnover rate(g)(h)	149%	139%	119%	120%	125%

Class III
	Year Ended December 31,		April 26, 2021(i) through December 31,
	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$37.49	$44.06	$40.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.81	0.55	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.81	(7.12)	3.07

Total from investment operations	6.62	(6.57)	3.33

Net Asset Value, end of period	$44.11	$37.49	$44.06

Total Return(d)	17.66%	(14.91)%	8.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$219	$4	$2
Average net assets (in millions)	$188	$3	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86%	0.87%	0.86	%(j)
Expenses before waivers and/or expense reimbursement	0.87%	0.87%	0.86	%(j)
Net investment income (loss)	1.98%	1.39%	0.86	%(j)
Portfolio turnover rate(g)(h)	149%	139%	119%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

PSF PGIM GOVERNMENT INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 99.3%
ASSET-BACKED SECURITIES — 12.2%
Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month SOFR + 1.652% (Cap N/A, Floor 1.390%)
7.067%(c)	04/20/32	1,000	$1,002,327
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.380%(c)	04/26/35	1,750	1,760,687
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	10/17/32	500	499,955
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.462%)
6.877%(c)	07/20/34	2,000	1,996,835
Battalion CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1, 144A, 3 Month SOFR + 1.612% (Cap N/A, Floor 1.350%)
7.014%(c)	01/17/33	2,500	2,496,141
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34	500	499,738
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30	2,191	2,192,457
Regatta VII Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.782%(c)	06/20/34	3,250	3,252,349
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34	500	499,450
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.722% (Cap N/A, Floor 1.460%)
7.137%(c)	07/20/32	2,500	2,500,983
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/34	2,250	2,234,754
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)
6.737%(c)	10/20/29	432	431,834
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	500	498,042

TOTAL ASSET-BACKED SECURITIES (cost $19,786,206)			19,865,552

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.2%
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,000	$2,719,778
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	2,000	1,773,118
Fannie Mae-Aces,
Series 2019-M22, Class A2
2.522%	08/25/29	1,785	1,622,005
Series 2022-M03, Class A2
1.707%(cc)	11/25/31	4,000	3,280,092
Series 2022-M13, Class A2
2.593%(cc)	06/25/32	2,000	1,750,107
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0151, Class A3
3.511%	04/25/30	400	380,814
Series K0152, Class A2
3.080%	01/25/31	140	128,309

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,679,928)			11,654,223

CORPORATE BOND — 0.5%
Diversified Financial Services
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series PP
1.400%	07/15/28	885	787,713

(cost $883,567)
RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.1%
Government National Mortgage Assoc.,
Series 2015-143, Class WA
4.000%	10/20/45	156	151,349

(cost $163,171)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 51.4%
Fannie Mae Interest Strips
4.264%(s)	05/15/30	75	55,428
Federal Agricultural Mortgage Corp., MTN
1.440%	09/25/35	45	31,557
Federal Farm Credit Bank
1.230%	07/29/30	185	152,136
1.240%	08/11/31	75	59,497
1.730%	09/22/31	115	94,554
1.770%	02/04/31	125	104,746
2.040%	03/19/40	240	164,137
2.150%	12/01/31	1,110	938,327
2.170%	10/29/29	70	61,971
2.200%	12/09/31	355	299,289
2.350%	03/10/36	115	90,007
2.460%	02/05/35	90	71,795
2.750%	02/02/37	100	81,117
3.300%	03/23/32	112	102,151
5.480%	06/27/42	500	491,770
Federal Home Loan Bank
1.000%(cc) 05/27/31		200	175,467
1.150%(cc) 02/10/31		100	80,313
1.240%	08/19/30	50	40,913
1.250%	12/30/30	140	113,556
1.410%	10/14/32	150	116,033

SEE NOTES TO FINANCIAL STATEMENTS.

A105

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.500%(cc)	05/27/31	100	$87,373
1.750%	06/20/31	90	74,387
1.790%	12/21/35	185	135,056
2.000%(cc)	05/27/31	100	88,163
2.050%	05/12/31	105	88,758
2.050%	03/19/35	153	117,580
2.090%	02/22/36	110	83,083
3.500%	06/11/32	610	566,924
4.250%	09/10/32	210	208,900
5.500%	07/15/36	1,000	1,121,698
5.625%	03/14/36	135	149,432
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	405	316,137
2.000%	01/01/32	100	92,811
2.000%	12/01/50	1,673	1,373,747
2.000%	05/01/51	444	363,900
2.500%	03/01/30	152	144,143
2.500%	11/01/46	239	208,290
2.500%	04/01/51	2,437	2,080,323
3.000%	06/01/29	110	106,355
3.000%	01/01/37	242	225,991
3.000%	06/01/45	90	83,779
3.000%	01/01/48	198	179,001
3.000%	10/01/49	68	60,817
3.000%	04/01/52	485	428,696
3.000%	05/01/52	723	639,702
3.000%	06/01/52	463	409,921
3.500%	12/01/32	203	196,943
3.500%	07/01/42	220	207,835
3.500%	10/01/42	391	367,379
3.500%	08/01/43	423	397,657
3.500%	09/01/45	140	130,490
3.500%	10/01/45	125	116,623
3.500%	02/01/47	161	150,919
3.500%	07/01/47	250	234,891
3.500%	03/01/48	342	319,384
3.500%	02/01/52	905	834,632
4.000%	06/01/26	7	6,798
4.000%	09/01/26	27	26,967
4.000%	11/01/37	518	508,378
4.000%	09/01/40	112	109,044
4.000%	12/01/40	118	115,261
4.000%	12/01/40	141	137,407
4.000%	11/01/43	258	251,548
4.000%	09/01/48	5	5,054
4.000%	05/01/52	461	436,104
4.500%	09/01/39	431	431,350
4.500%	08/01/48	120	117,842
4.500%	08/01/52	504	488,764
5.000%	06/01/33	114	115,632
5.000%	05/01/34	56	56,719
5.000%	09/01/52	930	921,004
5.500%	05/01/37	21	21,736
5.500%	02/01/38	70	72,317
5.500%	05/01/38	29	30,336
5.500%	10/01/52	1,180	1,186,743
6.000%	09/01/34	37	38,326
6.000%	01/01/37	21	21,968

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	09/01/38	21	$21,739
6.000%	08/01/39	24	24,923
6.250%	07/15/32	490	568,225
6.500%	09/01/32	10	10,885
6.750%	03/15/31	190	221,242
Federal Home Loan Mortgage Corp., MTN
1.220%	08/19/30	95	78,044
1.899%(s)	11/15/38	495	253,333
Federal National Mortgage Assoc.
0.875%	08/05/30	75	61,179
1.500%	11/01/50	1,251	977,971
1.500%	12/01/50	796	621,395
2.000%	08/01/31	102	95,272
2.000%	05/01/36	707	637,196
2.000%	06/01/40	300	258,792
2.000%	07/01/40	320	275,090
2.000%	02/01/41	610	524,692
2.000%	05/01/41	1,757	1,506,348
2.000%	09/01/50	2,258	1,857,257
2.000%	10/01/50	1,461	1,201,610
2.000%	12/01/50	370	304,865
2.000%	02/01/51(k)	3,310	2,718,619
2.000%	05/01/51	661	542,519
2.500%	TBA(tt)	500	425,312
2.500%	06/01/28	474	454,807
2.500%	05/01/41	925	813,105
2.500%	02/01/43	87	76,747
2.500%	12/01/46	310	268,798
2.500%	01/01/50	631	541,185
2.500%	03/01/50	198	169,544
2.500%	05/01/50	805	690,882
2.500%	08/01/50	1,961	1,677,468
2.500%	09/01/50	1,385	1,206,453
2.500%	10/01/50	2,201	1,883,873
2.500%	04/01/51	483	413,087
2.500%	04/01/51	989	853,500
2.500%	05/01/52	885	760,646
3.000%	TBA(tt)	500	442,246
3.000%	02/01/31	208	199,556
3.000%	11/01/36	184	171,296
3.000%	03/01/43	320	293,680
3.000%	07/01/43	403	370,632
3.000%	07/01/43	547	502,947
3.000%	09/01/46	279	252,886
3.000%	11/01/46	128	116,333
3.000%	11/01/46	169	153,587
3.000%	11/01/46	719	652,780
3.000%	12/01/47	385	351,399
3.000%	02/01/50	160	143,035
3.000%	06/01/50	282	251,527
3.000%	11/01/51	859	760,555
3.000%	02/01/52	528	467,273
3.000%	04/01/52	886	793,327
3.000%	04/01/52	903	799,418
3.000%	04/01/52	911	806,025
3.500%	07/01/31	261	254,423
3.500%	02/01/33	50	49,057
3.500%	06/01/39	116	111,159

SEE NOTES TO FINANCIAL STATEMENTS.

A106

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/42	189		$178,926
3.500%	06/01/42	287		271,040
3.500%	07/01/42	144		136,078
3.500%	07/01/42	386		364,287
3.500%	06/01/45	487		454,296
3.500%	07/01/46	156		145,345
3.500%	12/01/46	152		141,625
3.500%	12/01/46	361		341,350
3.500%	11/01/48	262		244,224
4.000%	TBA(tt)	1,000		945,742
4.000%	07/01/37	326		319,702
4.000%	09/01/40	445		433,709
4.000%	06/01/42	285		277,162
4.000%	09/01/44	176		170,129
4.000%	09/01/44	316		306,612
4.000%	04/01/45	164		157,682
4.000%	07/01/45	113		108,495
4.000%	10/01/45	200		192,731
4.000%	10/01/46	62		59,787
4.000%	02/01/47	55		53,240
4.000%	06/01/47	98		94,409
4.000%	07/01/47	102		98,606
4.000%	10/01/47	320		307,423
4.000%	11/01/47	81		77,660
4.000%	11/01/47	111		107,540
4.000%	05/01/52	914		864,159
4.500%	05/01/40	438		433,458
4.500%	04/01/42	250		249,281
4.500%	07/01/52	937		908,898
4.500%	01/01/53	412		399,229
5.000%	12/01/31	19		19,188
5.000%	03/01/34	125		126,559
5.000%	06/01/35	53		54,022
5.000%	07/01/35	28		28,639
5.000%	05/01/36	36		36,986
5.000%	07/01/52	452		447,796
5.000%	08/01/52	582		576,855
5.500%	TBA(tt)	250		251,055
5.500%	02/01/34	78		79,807
5.500%	09/01/34	82		84,084
5.500%	02/01/35	96		99,056
5.500%	06/01/35	29		29,745
5.500%	06/01/35	48		49,184
5.500%	09/01/35	27		27,532
5.500%	09/01/35	59		60,608
5.500%	10/01/35	94		96,523
5.500%	11/01/35	37		37,665
5.500%	11/01/35	49		49,788
5.500%	11/01/35	181		186,265
6.000%	12/01/33	8		7,919
6.000%	02/01/34	44		46,096
6.000%	08/01/34	—(r	)	177
6.000%	11/01/34	—(r	)	220
6.000%	01/01/35	—(r	)	465
6.000%	01/01/36	49		51,245
6.000%	05/01/38	17		17,927
6.500%	07/01/32	71		75,218
6.500%	08/01/32	23		24,348

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	10/01/32	92		$96,677
6.500%	10/01/37	70		74,128
6.625%	11/15/30	2,535		2,915,087
7.000%	12/01/31	18		18,430
7.000%	01/01/36	11		10,869
8.000%	09/01/24	—(r	)	130
8.000%	11/01/24	—(r	)	221
9.000%	02/01/25	1		582
9.000%	04/01/25	—(r	)	237
4.336%(s)	03/17/31	315		230,018
Freddie Mac Strips
5.078%(s)	07/15/32	330		226,924
Government National Mortgage Assoc.
2.000%	09/20/51	292		247,471
2.500%	12/20/46	81		71,863
2.500%	05/20/51	364		318,685
2.500%	08/20/51	1,374		1,201,883
3.000%	03/15/45	346		310,679
3.000%	07/20/46	323		296,659
3.000%	09/20/46	348		319,780
3.000%	10/20/46	88		80,528
3.000%	04/20/47	409		375,522
3.000%	12/20/48	265		242,921
3.000%	04/20/49	247		225,902
3.000%	07/20/49	64		58,173
3.000%	12/20/49	272		248,064
3.000%	09/20/51	951		860,937
3.500%	01/20/43	389		369,753
3.500%	04/20/43	184		174,596
3.500%	03/20/45	228		214,908
3.500%	04/20/45	183		172,914
3.500%	04/20/46	305		287,409
3.500%	07/20/46	445		419,225
3.500%	07/20/48	362		340,102
3.500%	11/20/48	95		89,416
3.500%	01/20/49	168		158,006
3.500%	05/20/49	311		292,933
4.000%	06/15/40	61		58,572
4.000%	08/20/46	184		178,135
4.000%	11/20/46	112		108,688
4.000%	09/20/47	146		140,876
4.000%	06/20/48	225		216,053
4.000%	02/20/49	200		193,637
4.500%	02/20/41	177		176,632
4.500%	03/20/41	149		149,305
4.500%	06/20/44	114		113,585
4.500%	09/20/46	130		128,023
4.500%	11/20/46	228		227,850
4.500%	01/20/47	29		29,248
4.500%	05/20/52	485		474,243
5.000%	07/15/33	55		55,414
5.000%	09/15/33	98		98,894
5.000%	04/15/34	30		30,633
5.000%	10/20/48	42		41,822
5.500%	03/15/34	102		103,357
5.500%	03/15/36	30		29,848
6.500%	07/15/32	7		7,287
6.500%	08/15/32	1		1,293

SEE NOTES TO FINANCIAL STATEMENTS.

A107

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	08/15/32	2		$2,636
6.500%	08/15/32	7		7,024
6.500%	08/15/32	39		40,463
7.000%	05/15/24	—(r	)	330
7.000%	08/15/28	11		11,175
7.500%	12/15/25	8		7,817
7.500%	02/15/26	2		1,934
8.500%	09/15/24	4		3,616
8.500%	04/15/25	—(r	)	231
Resolution Funding Corp. Interest Strips
3.230%(s)	01/15/30	450		347,511
3.555%(s)	04/15/30	675		516,116
Resolution Funding Corp. Principal Strips
3.277%(s)	04/15/30	2,465		1,878,522
3.672%(s)	01/15/30	2,390		1,840,538
Tennessee Valley Authority, Sr. Unsec’d. Notes
0.750%	05/15/25	325		308,219
1.500%	09/15/31	500		407,940
2.875%	02/01/27	175		168,520
5.880%	04/01/36	230		261,444
6.750%	11/01/25	510		530,073
7.125%	05/01/30	530		616,965

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $91,367,854)				83,629,424

U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bonds
1.375%	11/15/40	4,940		3,282,784
1.625%	11/15/50	2,765		1,651,655
2.000%	11/15/41	625		453,027
2.000%	02/15/50	185		122,013
2.250%	05/15/41(k)	5,845		4,460,466
2.250%	08/15/49	385		269,500
2.375%	02/15/42	245		188,344
2.375%	05/15/51	715		511,672
2.875%	05/15/43(k)	1,515		1,245,614
3.000%	02/15/49	1,525		1,243,828
3.375%	11/15/48	1,020		890,587
3.625%	08/15/43	45		41,442
3.625%	02/15/53	310		286,992
3.750%	11/15/43	3,645		3,409,784
4.000%	11/15/42	80		77,888
U.S. Treasury Inflation Indexed Bonds, TIPS
1.375%	07/15/33	1,165		1,130,677
U.S. Treasury Notes
0.375%	04/30/25	1,000		946,328
3.750%	06/30/30	1,365		1,353,270
4.000%	12/15/25	1,895		1,885,155
4.375%	11/30/28	990		1,013,203
4.375%	11/30/30	500		514,453
U.S. Treasury Strips Coupon
1.450%(s)	08/15/42	60		26,452
1.463%(s)	11/15/42	155		67,607
1.982%(s)	08/15/39	1,025		529,877
2.010%(s)	08/15/30	941		725,489
2.015%(s)	02/15/39	795		421,661
2.208%(s)	05/15/39	560		293,606
2.353%(s)	02/15/44	440		181,414

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.365%(s)	05/15/44	2,790	$1,139,105
2.402%(s)	05/15/41	1,995	938,273
2.415%(s)	11/15/40	525	253,312
2.416%(s)	05/15/42	80	35,722
2.434%(s)	11/15/45	345	132,515
2.436%(s)	02/15/46	390	148,185
2.443%(s)	08/15/44	210	84,837
2.452%(s)	08/15/43	1,145	483,539
2.486%(s)	02/15/45	150	59,350
2.510%(s)	11/15/43	4,165	1,736,935
2.513%(s)	08/15/41	2,740	1,271,317
2.857%(s)	05/15/31	33	24,719
3.336%(s)	08/15/40	895	437,851
3.870%(s)	02/15/41	730	348,661
3.895%(s)	11/15/41	5,010	2,295,598
3.979%(s)	02/15/42	3,945	1,784,958
4.924%(s)	02/15/49	100	34,039
5.026%(s)	02/15/40	6,170	3,103,799
5.345%(s)	05/15/40	7,960	3,948,284

TOTAL U.S. TREASURY OBLIGATIONS (cost $51,132,370)			45,485,787

TOTAL LONG-TERM INVESTMENTS (cost $176,013,096)			161,574,048

		Shares
SHORT-TERM INVESTMENT — 1.5%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,434,023)(wb)		2,434,023	2,434,023

TOTAL INVESTMENTS—100.8% (cost $178,447,119)			164,008,071

Liabilities in excess of other assets(z) — (0.8)%			(1,348,556)

NET ASSETS — 100.0%			$162,659,515

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $2,250,000 is 1.4% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
76	3 Month CME SOFR	Mar. 2024	$17,982,075	$2,591
80	2 Year U.S. Treasury Notes	Mar. 2024	16,473,125	168,170
200	5 Year U.S. Treasury Notes	Mar. 2024	21,754,688	500,231
82	10 Year U.S. Treasury Notes	Mar. 2024	9,257,032	285,466

				956,458

Short Positions:
177	10 Year U.S. Ultra Treasury Notes	Mar. 2024	20,888,767	(951,590)
162	20 Year U.S. Treasury Bonds	Mar. 2024	20,239,875	(1,510,081)
16	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	2,137,500	(195,649)

				(2,657,320)

				$(1,700,862)

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
1,908	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	$—	$3,849	$3,849
2,332	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	12,221	12,221

				$—	$16,070	$16,070

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$1,529,535

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$19,865,552	$—
Commercial Mortgage-Backed Securities	—	11,654,223	—
Corporate Bond	—	787,713	—
Residential Mortgage-Backed Security	—	151,349	—
U.S. Government Agency Obligations	—	83,629,424	—
U.S. Treasury Obligations	—	45,485,787	—
Short-Term Investment
Affiliated Mutual Fund	2,434,023	—	—

Total	$2,434,023	$161,574,048	$—

Other Financial Instruments*
Assets
Futures Contracts	$956,458	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	16,070	—

Total	$956,458	$16,070	$—

Liabilities
Futures Contracts	$(2,657,320)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Government Agency Obligations	51.4%
U.S. Treasury Obligations	27.9
Collateralized Loan Obligations	12.2
Commercial Mortgage-Backed Securities	7.2
Affiliated Mutual Fund	1.5
Diversified Financial Services	0.5

Residential Mortgage-Backed Security	0.1%

100.8
Liabilities in excess of other assets	(0.8)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$956,458	*	Due from/to broker-variation margin futures	$2,657,320	*
Interest rate contracts	Due from/to broker-variation margin swaps	16,070	*	—	—

		$972,528			$2,657,320

SEE NOTES TO FINANCIAL STATEMENTS.

A110

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Swaps
Interest rate contracts	$4,922	$2,022,821	$(1,057)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(1,760,248)	$16,070

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$200,000
Futures Contracts - Long Positions (1)	82,622,522
Futures Contracts - Short Positions (1)	61,618,544
Interest Rate Swap Agreements (1)	3,392,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Unaffiliated investments (cost $176,013,096)	$161,574,048
Affiliated investments (cost $2,434,023)	2,434,023
Dividends and interest receivable	700,702
Receivable for investments sold	421,458
Due from broker-variation margin futures	85,221
Due from broker-variation margin swaps	4,502
Prepaid expenses	1,795

Total Assets	165,221,749

LIABILITIES
Payable for investments purchased	2,413,193
Accrued expenses and other liabilities	67,061
Management fee payable	54,872
Payable for Portfolio shares purchased	24,857
Affiliated transfer agent fee payable	1,111
Distribution fee payable	749
Trustees’ fees payable	391

Total Liabilities	2,562,234

NET ASSETS	$162,659,515

Net assets were comprised of:
Partners’ Equity	$162,659,515

Class I:
Net asset value and redemption price per share, $158,987,497 / 12,436,201 outstanding shares of beneficial interest	$12.78

Class III:
Net asset value and redemption price per share, $3,672,018 / 289,071 outstanding shares of beneficial interest	$12.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$6,473,184
Affiliated dividend income	157,347
Affiliated income from securities lending, net	2,248

Total income	6,632,779

EXPENSES
Management fee	684,934
Distribution fee—Class III	8,243
Shareholders’ reports	50,107
Custodian and accounting fees	47,545
Audit fee	31,800
Professional Fees	29,545
Trustees’ fees	11,260
Transfer agent’s fees and expenses (including affiliated expense of $6,366)	11,169
Miscellaneous	29,090

Total expenses	903,693

NET INVESTMENT INCOME (LOSS)	5,729,086

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,305))	(10,342,573)
Futures transactions	2,022,821
Options written transactions	4,922
Swap agreements transactions	(1,057)

(8,315,887)

Net change in unrealized appreciation (depreciation) on:
Investments	12,946,733
Futures	(1,760,248)
Swap agreements	16,070

11,202,555

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	2,886,668

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,615,754

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,729,086	$4,533,828
Net realized gain (loss) on investment transactions.	(8,315,887)	(2,954,467)
Net change in unrealized appreciation (depreciation) on investments	11,202,555	(31,272,720)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,615,754	(29,693,359)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	5,933,349	11,747,354
Portfolio shares purchased	(36,216,200)	(21,104,441)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(30,282,851)	(9,357,087)

TOTAL INCREASE (DECREASE)	(21,667,097)	(39,050,446)
NET ASSETS:
Beginning of year	184,326,612	223,377,058

End of year.	$162,659,515	$184,326,612

SEE NOTES TO FINANCIAL STATEMENTS.

A112

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.16	$14.05	$14.51	$13.54	$12.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.29	0.19	0.23	0.31
Net realized and unrealized gain (loss) on investment transactions	0.21	(2.18)	(0.65)	0.74	0.53

Total from investment operations	0.62	(1.89)	(0.46)	0.97	0.84

Net Asset Value, end of year	$12.78	$12.16	$14.05	$14.51	$13.54

Total Return(b)	5.10%	(13.45)%	(3.17)%	7.16%	6.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.0	$181.3	$223.1	$246.2	$238.6
Average net assets (in millions)	$167.9	$196.8	$231.5	$246.6	$234.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement.	0.52%	0.49%	0.48%	0.51%	0.52%
Expenses before waivers and/or expense reimbursement	0.52%	0.49%	0.48%	0.51%	0.52%
Net investment income (loss)	3.35%	2.28%	1.35%	1.58%	2.34%
Portfolio turnover rate(d)(e)	87%	177%	222%	150%	269%

Class III
	Year Ended December 31,		April 26, 2021(f) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$12.11	$14.03	$14.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.38	0.28	0.11
Net realized and unrealized gain (loss) on investment transactions	0.21	(2.20)	(0.25)

Total from investment operations	0.59	(1.92)	(0.14)

Net Asset Value, end of period	$12.70	$12.11	$14.03

Total Return(b)	4.87%	(13.68)%	(0.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.7	$3.0	$0.3
Average net assets (in millions)	$3.3	$1.6	$0.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.77%	0.74%	0.68	%(g)
Expenses before waivers and/or expense reimbursement	0.77%	0.74%	0.68	%(g)
Net investment income (loss)	3.11%	2.26%	1.09	%(g)
Portfolio turnover rate(d)(e)	87%	177%	222%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(f)	Commencement of offering.
(g)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS — 45.9%
BNS
5.34%, dated 12/29/23, due 01/02/24 in the amount of $50,029,667 collateralized by FHLMC (coupon rate 3.500%, maturity date 09/01/42), FNMA (coupon rates 2.000%-5.000%, maturity dates 03/01/50-11/01/52) and U.S. Treasury Securities (coupon rate 0.000%, maturity date 12/26/24) with the aggregate value, including accrued interest, of $51,030,303		50,000	$50,000,000
BOS
5.34%, dated 12/29/23, due 01/02/24 in the amount of $60,035,600 collateralized by FHLMC (coupon rates 2.000%-5.500%, maturity dates 10/01/35-03/01/53), FNMA (coupon rates 2.000%-5.500%, maturity dates 12/01/38-11/01/52) and GNMA (coupon rates 5.000%-6.500%, maturity dates 12/20/28-09/20/53) with the aggregate value, including accrued interest, of $61,200,000		60,000	60,000,000
CIBC
5.32%, dated 12/20/23, due 01/22/24 in the amount of $15,073,150 collateralized by U.S. Treasury Securities (coupon rates 0.000%-4.125%, maturity dates 12/26/24-08/15/51) with the aggregate value, including accrued interest, of $15,329,433		15,000	15,000,000
GS
5.36%, dated 12/28/23, due 01/04/24 in the amount of $30,031,267 collateralized by FNMA (coupon rates 3.000%-5.600%, maturity dates 09/01/28-05/01/30) and U.S. Treasury Securities (coupon rate 4.500%, maturity date 02/15/36) with the aggregate value, including accrued interest, of $30,600,002		30,000	30,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
ING
5.36%, dated 12/14/23, due 02/01/24 in the amount of $15,109,433 collateralized by FHLMC (coupon rates 3.000%-8.000%, maturity dates 11/01/29-04/01/38) and FNMA (coupon rates 2.000%-6.000%, maturity dates 07/01/33-12/01/53) with the aggregate value, including accrued interest, of $15,300,000		15,000	$15,000,000
5.36%, dated 12/15/23, due 02/02/24 in the amount of $25,182,389 collateralized by FHLMC (coupon rates 2.000%-6.000%, maturity dates 08/01/49-08/01/53) and FNMA (coupon rates 1.500%-6.000%, maturity dates 07/01/33-08/01/53) with the aggregate value, including accrued interest, of $25,500,001		25,000	25,000,000
5.33%, dated 12/29/23, due 01/02/24 in the amount of $50,029,611 collateralized by FHLMC (coupon rates 4.000%-6.500%, maturity dates 04/01/50-11/01/53) and FNMA (coupon rates 2.000%-6.000%, maturity dates 11/01/32-01/01/57) with the aggregate value, including accrued interest, of $51,000,000		50,000	50,000,000
5.36%, dated 12/18/23, due 02/05/24 in the amount of $5,036,478 collateralized by FHLMC (coupon rates 2.000%-5.500%, maturity dates 09/01/51-08/01/53) and FNMA (coupon rates 2.000%-5.000%, maturity dates 07/01/33-08/01/53) with the aggregate value, including accrued interest, of $5,100,001		5,000	5,000,000
NAT
5.35%, dated 12/29/23, due 01/02/24 in the amount of $65,038,639 collateralized by FHLMC (coupon rates 3.000%-6.000%, maturity dates 04/01/47-12/01/52) and FNMA (coupon rates 3.000%-6.000%, maturity dates 02/01/28-07/01/53) with the aggregate value, including accrued interest, of $66,300,000		65,000	65,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A114

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
NWS
5.32%, dated 12/29/23, due 01/05/24 in the amount of $35,036,206 collateralized by U.S. Treasury Securities (coupon rate 1.625%, maturity date 08/15/29) with the aggregate value, including accrued interest, of $35,736,959		35,000	$35,000,000
5.33%, dated 12/29/23, due 01/05/24 in the amount of $35,036,274 collateralized by U.S. Treasury Securities (coupon rate 1.625%, maturity date 08/15/29) with the aggregate value, including accrued interest, of $35,737,049		35,000	35,000,000
RBD
5.33%, dated 12/29/23, due 01/02/24 in the amount of $1,251,741 collateralized by FNMA (coupon rates 2.500%-5.500%, maturity dates 10/01/39-08/01/53) with the aggregate value, including accrued interest, of $1,276,020		1,251	1,251,000
TDM
5.35%, dated 12/29/23, due 01/02/24 in the amount of $65,038,639 collateralized by U.S. Treasury Securities (coupon rates 0.750%-3.500%, maturity dates 02/15/26-01/31/28) with the aggregate value, including accrued interest, of $66,300,054		65,000	65,000,000
WFS
5.36%, dated 12/28/23, due 01/04/24 in the amount of $50,052,111 collateralized by FNMA (coupon rates 2.000%-6.500%, maturity dates 07/01/28-01/01/54) with the aggregate value, including accrued interest, of $51,053,153		50,000	50,000,000
5.35%, dated 12/29/23, due 01/02/24 in the amount of $35,020,806 collateralized by GNMA (coupon rate 5.500%, maturity date 06/20/53) with the aggregate value, including accrued interest, of $35,721,222		35,000	35,000,000

TOTAL REPURCHASE AGREEMENTS (cost $536,251,000)			536,251,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.6%
Federal Farm Credit Bank, SOFR + 0.000% (Cap N/A, Floor 0.000%)
5.400%(c)	03/22/24	13,000	13,000,000
Federal Farm Credit Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
5.445%(c)	09/20/24	10,000	10,000,000
Federal Farm Credit Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
5.460%(c)	06/24/24	10,000	9,999,608
Federal Farm Credit Bank, SOFR + 0.085% (Cap N/A, Floor 0.000%)
5.485%(c)	07/01/24	3,000	3,000,421

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Farm Credit Bank, SOFR + 0.105% (Cap N/A, Floor 0.000%)
5.505%(c)	10/16/24	21,000	$20,997,384
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
5.510%(c)	11/15/24	5,000	5,000,000
Federal Farm Credit Bank, US Federal Funds Effective Rate + 0.060% (Cap N/A, Floor 0.000%)
5.390%(c)	06/04/24	12,000	12,001,490
Federal Home Loan Bank
5.000%	01/10/24	15,500	15,500,000
5.023%(n)	02/09/24	8,800	8,754,431
5.298%(n)	01/05/24	12,000	11,992,973
5.413%(n)	01/03/24	16,000	15,995,253
5.425%(n)	01/17/24	11,000	10,973,942
5.436%(n)	01/19/24	10,500	10,471,965
5.436%(n)	02/21/24	6,000	5,954,610
5.436%(n)	03/15/24	5,500	5,440,533
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
5.430%(c)	01/05/24	11,000	11,000,000
Federal Home Loan Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
5.435%(c)	01/26/24	10,500	10,500,000
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
5.440%(c)	01/17/24	13,000	13,000,000
5.440%(c)	01/26/24	12,000	12,000,000
5.440%(c)	01/29/24	10,000	10,000,000
Federal Home Loan Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
5.445%(c)	02/09/24	10,000	10,000,000
5.445%(c)	03/15/24	12,000	12,000,210
Federal Home Loan Bank, SOFR + 0.055% (Cap N/A, Floor 0.000%)
5.455%(c)	02/16/24	13,000	13,000,474
5.455%(c)	03/26/24	13,000	13,000,000
5.455%(c)	05/03/24	10,000	10,000,000
Federal Home Loan Bank, SOFR + 0.080% (Cap N/A, Floor 0.000%)
5.480%(c)	02/26/24	9,500	9,500,000
Federal Home Loan Bank, SOFR + 0.105% (Cap N/A, Floor 0.000%)
5.505%(c)	11/08/24	7,000	7,000,000
Federal Home Loan Bank, SOFR + 0.115% (Cap N/A, Floor 0.000%)
5.515%(c)	06/20/25	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.120% (Cap N/A, Floor 0.000%)
5.520%(c)	03/06/24	9,000	9,000,000
5.520%(c)	03/14/24	3,000	3,000,000
5.520%(c)	11/18/24	10,000	10,000,000
Federal Home Loan Bank, SOFR + 0.125% (Cap N/A, Floor 0.000%)
5.525%(c)	01/24/25	12,000	12,000,000
Federal National Mortgage Assoc.
5.420%	03/28/24	9,000	9,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $346,083,294)			346,083,294

U.S. TREASURY OBLIGATIONS(n) — 24.9%
U.S. Treasury Bills
3.294%	01/30/24	38,000	37,838,810
5.303%	02/01/24	12,000	11,945,543
5.304%	01/09/24	20,500	20,475,938
5.307%	01/02/24	39,250	39,244,238
5.310%	02/08/24	27,000	26,849,610
5.313%	01/11/24	38,250	38,193,897
5.357%	02/29/24	18,000	17,844,092
5.382%	01/23/24	37,000	36,879,913

SEE NOTES TO FINANCIAL STATEMENTS.

A115

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
5.416%	01/04/24	16,400	$16,392,698
5.420%	02/15/24	10,000	9,934,063
5.421%	01/18/24	6,000	5,984,847
5.446%	02/06/24	17,000	16,909,050
5.459%	02/13/24	13,000	12,916,732

TOTAL U.S. TREASURY OBLIGATIONS (cost $291,409,431)			291,409,431

TOTAL INVESTMENTS—100.4% (cost $1,173,743,725)			1,173,743,725
Liabilities in excess of other assets — (0.4)%			(5,211,964)

NET ASSETS — 100.0%			$1,168,531,761

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$536,251,000	$—
U.S. Government Agency Obligations	—	346,083,294	—
U.S. Treasury Obligations	—	291,409,431	—

Total	$—	$1,173,743,725	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Repurchase Agreements	45.9%
U.S. Government Agency Obligations	29.6
U.S. Treasury Obligations	24.9

100.4
Liabilities in excess of other assets	(0.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreement	BNS	$50,000,000	$(50,000,000)	$—
Repurchase Agreement	BOS	60,000,000	(60,000,000)	—
Repurchase Agreement	CIBC	15,000,000	(15,000,000)	—
Repurchase Agreement	GS	30,000,000	(30,000,000)	—
Repurchase Agreements	ING	95,000,000	(95,000,000)	—
Repurchase Agreement	NAT	65,000,000	(65,000,000)	—
Repurchase Agreements	NWS	70,000,000	(70,000,000)	—
Repurchase Agreement	RBD	1,251,000	(1,251,000)	—
Repurchase Agreement	TDM	65,000,000	(65,000,000)	—
Repurchase Agreements	WFS	85,000,000	(85,000,000)	—

		$536,251,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments, at value:	$637,492,725
Repurchase Agreements (cost $536,251,000)	536,251,000
Cash	939
Receivable for Portfolio shares sold	8,235,027
Interest receivable	2,558,279
Prepaid expenses	8,365

Total Assets	1,184,546,335

LIABILITIES
Payable for investments purchased	14,937,875
Payable for Portfolio shares purchased	646,795
Management fee payable	299,978
Accrued expenses and other liabilities	78,642
Distribution fee payable	49,203
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	970

Total Liabilities	16,014,574

NET ASSETS	$1,168,531,761

Net assets were comprised of:
Partners’ Equity	$1,168,531,761

Class I:
Net asset value and redemption price per share, $931,466,369 / 93,143,831 outstanding shares of beneficial interest	$10.00

Class III:
Net asset value and redemption price per share, $237,065,392 / 23,706,722 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
Interest income	$55,732,757

EXPENSES
Management fee	3,273,395
Distribution fee—Class III	453,916
Custodian and accounting fees	95,931
Shareholders’ reports	52,469
Professional Fees	35,986
Audit fee	31,800
Trustees’ fees	26,179
Transfer agent’s fees and expenses (including affiliated expense of $6,366)	11,168
Miscellaneous	26,718

Total expenses	4,007,562
Less: Fee waivers and/or expense reimbursement	(3,734)

Net expenses	4,003,828

NET INVESTMENT INCOME (LOSS)	51,728,929

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	56,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51,785,856

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$51,728,929	$ 12,403,206
Net realized gain (loss) on investment transactions	56,927	3,259

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,785,856	12,406,465

DISTRIBUTIONS
Class I	(43,482,898)	(10,727,306)
Class III	(8,302,958)	(1,680,477)

	(51,785,856)	(12,407,783)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	1,691,793,375	896,553,186
Portfolio shares issued in reinvestment of distributions	51,785,856	12,407,783
Portfolio shares purchased	(1,520,358,197)	(832,486,578)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	223,221,034	76,474,391

TOTAL INCREASE (DECREASE)	223,221,034	76,473,073
NET ASSETS:
Beginning of year	945,310,727	868,837,654

End of year	$1,168,531,761	$ 945,310,727

SEE NOTES TO FINANCIAL STATEMENTS.

A118

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.00	$10.00	$10.00		$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.48	0.14	—	(b)	0.03	0.19
Less Dividends and Distributions	(0.48)	(0.14)	(—	)(b)	(0.03)	(0.19)

Net Asset Value, end of year	$10.00	$10.00	$10.00		$10.00	$10.00

Total Return(c)	4.87%	1.39%	0.04%		0.30%	1.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$931	$803	$725		$792	$600
Average net assets (in millions)	$910	$780	$748		$667	$563
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.33%	0.27%	0.06%		0.21%	0.35%
Expenses before waivers and/or expense reimbursement	0.33%	0.32%	0.32%		0.34%	0.35%
Net investment income (loss)	4.78%	1.37%	—%		0.26%	1.88%

Class III
	Year Ended December 31,				May 18, 2020(e) through December 31,
	2023	2022	2021		2020
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.00	$10.00	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.45	0.12	—	(b)	—	(b)
Less Dividends and Distributions:	(0.45)	(0.12)	(—	)(b)	(—	)(b)

Net Asset Value, end of period	$10.00	$10.00	$10.00		$10.00

Total Return(c)	4.61%	1.22%	0.04%		—	%(b)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$237	$143	$144		$66
Average net assets (in millions)	$182	$137	$118		$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.44%	0.06%		0.13	%(f)
Expenses before waivers and/or expense reimbursement	0.58%	0.58%	0.58%		0.58	%(f)
Net investment income (loss)	4.57%	1.23%	—%		—	%(b)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Commencement of offering.
(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

PSF PGIM HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 96.0%
ASSET-BACKED SECURITIES — 4.3%
Collateralized Loan Obligations
BlueMountain CLO Ltd. (Cayman Islands),
Series 2018-22A, Class A1, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.735%(c)	07/15/31	2,476	$2,473,346
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.757%(c)	01/20/32	4,982	4,984,397
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.717%(c)	04/20/31	2,465	2,468,519
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.835%(c)	01/15/31	1,739	1,738,237
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
7.636%(c)	10/20/31	1,651	1,652,793
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)
6.669%(c)	02/20/30	3,328	3,325,962
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.750%(c)	04/25/31	4,085	4,085,118
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)
7.786%(c)	01/20/31	1,864	1,864,438

TOTAL ASSET-BACKED SECURITIES (cost $22,295,883)			22,592,810

CORPORATE BONDS — 81.4%
Advertising — 0.3%
CMG Media Corp.,
Gtd. Notes, 144A
8.875%	12/15/27	1,725	1,363,850

Aerospace & Defense — 2.3%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.805%	05/01/50	2,100	2,178,064
5.930%	05/01/60	725	752,677
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28(a)	975	949,455
7.125%	06/15/26	893	887,847
7.500%	02/01/29(a)	1,741	1,760,830
7.875%	04/15/27(a)	2,871	2,875,163
8.750%	11/15/30(a)	860	915,900
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29(a)	400	375,049
5.500%	11/15/27	775	760,789

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	600	$599,288

			12,055,062

Agriculture — 0.2%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	1,425	1,304,596

Airlines — 0.9%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	02/15/28(a)	300	304,734
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	104	103,381
5.750%	04/20/29	1,125	1,092,915
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26	275	259,193
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	640	624,205
4.625%	04/15/29	440	410,038
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A
6.375%	02/01/30	650	451,750
7.875%	05/01/27	1,175	1,015,412
9.500%	06/01/28	700	592,683

			4,854,311

Apparel — 0.3%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	250	226,668
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29(a)	1,650	1,302,458

			1,529,126

Auto Manufacturers — 0.9%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	500	413,030
7.400%	11/01/46	550	599,506
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.375%	11/13/25	800	765,289
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
7.750%	10/15/25	750	758,400
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
8.750%	12/15/31	485	495,261
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
2.450%	09/15/28	350	299,736

SEE NOTES TO FINANCIAL STATEMENTS.

A120

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28	1,150	$1,167,773

			4,498,995

Auto Parts & Equipment — 1.0%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	1,225	1,197,437
Sr. Sec’d. Notes, 144A
7.000%	04/15/28	350	360,063
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26	622	617,068
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	237	235,815
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)	475	424,992
4.500%	02/15/32	475	415,076
5.375%	11/15/27	175	173,857
5.625%	06/15/28(a)	50	49,557
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28	1,075	919,005
Titan International, Inc.,
Sr. Sec’d. Notes
7.000%	04/30/28	600	600,778

			4,993,648

Banks — 0.5%
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	1,125	996,761
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26	350	345,724
12.000%	10/01/28	300	327,123
12.250%	10/01/30	350	384,140
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32	975	797,380

			2,851,128

Building Materials — 1.6%
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/01/28(a)	550	559,598
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	975	806,382
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	01/31/27	600	604,670

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	425	$417,802
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25	300	291,136
Knife River Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	05/01/31(a)	250	266,133
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)	275	237,663
5.375%	02/01/28	200	191,500
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A
5.500%	02/01/30(a)	750	664,841
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	1,198	1,182,697
8.875%	11/15/31	505	531,458
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	400	343,580
4.375%	07/15/30	975	894,584
4.750%	01/15/28	525	505,603
5.000%	02/15/27	690	672,853
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
7.250%	01/15/31	165	173,982

			8,344,482

Chemicals — 1.8%
Ashland, Inc.,
Sr. Unsec’d. Notes
6.875%	05/15/43	1,705	1,688,314
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	09/30/28	250	182,291
Sr. Unsec’d. Notes, 144A
7.500%	09/30/29	225	115,287
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27	280	273,739
Gtd. Notes, 144A
4.625%	11/15/29	445	390,631
5.750%	11/15/28	90	85,743
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
15.000%	12/06/28^	471	470,537
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A
10.000%	12/15/28(a)	800	699,205
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24(a)	265	262,800
5.250%	06/01/27	506	473,267

SEE NOTES TO FINANCIAL STATEMENTS.

A121

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A
4.250%	10/01/28	500	$452,048
9.750%	11/15/28	825	879,560
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)	575	562,412
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25	30	29,086
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A
5.000%	10/30/29(a)	1,240	1,066,400
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A
3.375%	03/15/30	425	361,781
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27(a)	791	804,916
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29(a)	420	371,821
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31	250	213,363
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
7.375%	03/01/31(a)	150	150,087

			9,533,288

Coal — 0.2%
Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A
13.125%	05/01/28	588	571,324
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
10.750%	05/15/26	323	336,108

			907,432

Commercial Services — 4.7%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	765	740,353
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	1,560	1,553,556
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)	1,625	1,331,193
9.750%	07/15/27	2,200	2,154,551
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28	1,260	1,140,300
4.625%	06/01/28	1,065	961,162
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A
5.625%	04/15/26	375	363,341

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29(a)	900	$816,227
4.625%	10/01/27	225	214,436
APi Group DE, Inc.,
Gtd. Notes, 144A
4.750%	10/15/29	250	234,461
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
4.750%	04/01/28	550	509,441
5.750%	07/15/27(a)	575	551,930
Gartner, Inc.,
Gtd. Notes, 144A
3.625%	06/15/29	325	293,948
3.750%	10/01/30	225	199,203
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31	400	424,377
Hertz Corp. (The),
Gtd. Notes, 144A
4.625%	12/01/26	300	272,774
5.000%	12/01/29(a)	425	348,768
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29	2,575	2,331,345
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A
5.500%	09/01/28	1,600	1,437,118
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29	975	903,303
Service Corp. International,
Sr. Unsec’d. Notes
3.375%	08/15/30	625	549,028
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32(a)	450	399,674
4.000%	07/15/30	100	92,120
4.875%	01/15/28(a)	3,500	3,418,525
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26(a)	2,860	2,876,254
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	08/15/30	325	338,206

			24,455,594

Computers — 0.9%
CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A
5.375%	10/31/26	200	186,000
McAfee Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	02/15/30(a)	1,535	1,405,399
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29	1,155	1,230,730

SEE NOTES TO FINANCIAL STATEMENTS.

A122

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
NCR Voyix Corp.,
Gtd. Notes, 144A
5.000%	10/01/28	325	$307,386
5.125%	04/15/29	935	890,403
5.250%	10/01/30	680	625,382
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25	300	300,505

			4,945,805

Distribution/Wholesale — 0.6%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	2,100	1,907,194
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A
7.750%	03/15/31	400	426,444
Sr. Sec’d. Notes, 144A
6.750%	03/15/28	125	128,750
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A
8.500%	06/15/30	700	734,215

			3,196,603

Diversified Financial Services — 3.1%
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A
9.750%	03/15/29	595	616,699
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A
8.000%	02/15/27	275	281,199
goeasy Ltd. (Canada),
Gtd. Notes, 144A
4.375%	05/01/26	400	383,500
9.250%	12/01/28	355	379,129
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	08/15/28	1,475	1,336,328
LD Holdings Group LLC,
Gtd. Notes, 144A
6.125%	04/01/28(a)	775	664,844
LFS Topco LLC,
Gtd. Notes, 144A
5.875%	10/15/26	850	785,512
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29	50	45,998
4.375%	05/15/31(a)	500	451,952
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.125%	03/30/29	825	859,805
8.375%	05/01/28	200	209,470
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30	1,725	1,571,901
5.500%	08/15/28	175	168,624
6.000%	01/15/27(a)	510	506,328

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/29(a)	700	$645,811
6.750%	06/25/25	375	379,692
9.375%	07/25/30(a)	775	816,532
OneMain Finance Corp.,
Gtd. Notes
4.000%	09/15/30(a)	425	363,661
6.625%	01/15/28(a)	450	454,726
7.125%	03/15/26	2,250	2,292,814
7.875%	03/15/30	495	510,460
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	425	382,879
5.375%	10/15/25	825	816,160
7.875%	12/15/29	250	257,832
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
3.875%	03/01/31(a)	450	396,895
4.000%	10/15/33	750	640,900

			16,219,651

Electric — 4.1%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	2,732	2,537,389
5.000%	02/01/31	1,750	1,605,029
5.125%	03/15/28(a)	4,900	4,695,592
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% (original cost $522,207; purchased 01/17/19 - 12/11/23)(f)
13.000%	06/01/24	522	339,434
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	750	747,180
6.625%	01/15/27	442	444,543
Gtd. Notes, 144A
3.375%	02/15/29(a)	300	265,043
3.625%	02/15/31	950	817,185
3.875%	02/15/32(a)	1,275	1,091,821
5.250%	06/15/29(a)	625	607,443
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)	925	962,889
PG&E Corp.,
Sr. Sec’d. Notes
5.250%	07/01/30(a)	555	537,803
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)	800	792,791
8.000%(ff)	10/15/26(oo)	975	971,653
Vistra Operations Co. LLC,
Gtd. Notes, 144A
4.375%	05/01/29	1,200	1,112,887
5.000%	07/31/27	1,515	1,475,199
5.500%	09/01/26	1,050	1,043,159

SEE NOTES TO FINANCIAL STATEMENTS.

A123

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
5.625%	02/15/27	1,758	$1,738,277

			21,785,317

Electrical Components & Equipment — 0.5%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29(a)	1,275	1,145,741
4.750%	06/15/28	225	209,315
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25	450	453,242
7.250%	06/15/28(a)	835	858,040

			2,666,338

Electronics — 0.2%
Likewize Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25	1,060	1,073,942

Engineering & Construction — 0.1%
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A
10.375%	08/01/30	300	317,863
TopBuild Corp.,
Gtd. Notes, 144A
3.625%	03/15/29	500	452,652

			770,515

Entertainment — 2.9%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25	1,005	1,004,603
7.000%	02/15/30	1,625	1,670,639
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)	1,300	1,175,246
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26	450	442,647
Churchill Downs, Inc.,
Gtd. Notes, 144A
6.750%	05/01/31	75	76,187
Sr. Unsec’d. Notes, 144A
5.750%	04/01/30	425	413,653
Everi Holdings, Inc.,
Gtd. Notes, 144A
5.000%	07/15/29	100	91,132
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26	1,550	1,559,039
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26	750	726,562
6.250%	01/15/27	450	455,625
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29	750	709,745
6.750%	02/15/29	550	505,338

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Light & Wonder International, Inc.,
Gtd. Notes, 144A
7.500%	09/01/31	275	$287,256
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29	850	791,362
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27(a)	225	208,406
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/29	1,100	943,718
5.625%	01/15/27(a)	1,775	1,724,875
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31(a)	975	753,937
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	03/01/30	800	747,711
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29(a)	1,020	963,433
7.125%	02/15/31	125	130,125

			15,381,239

Environmental Control — 0.5%
Covanta Holding Corp.,
Gtd. Notes
5.000%	09/01/30	375	321,597
Gtd. Notes, 144A
4.875%	12/01/29	625	545,960
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28	175	161,000
4.375%	08/15/29	1,000	922,500
4.750%	06/15/29	225	212,625
Sr. Sec’d. Notes, 144A
6.750%	01/15/31	480	494,592

			2,658,274

Foods — 1.6%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29	725	658,126
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	601	592,855
5.250%	09/15/27(a)	2,210	2,011,448
Sr. Sec’d. Notes, 144A
8.000%	09/15/28(a)	500	526,164
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28	450	366,159
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25(a)	225	224,861

SEE NOTES TO FINANCIAL STATEMENTS.

A124

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sr. Sec’d. Notes, 144A
4.625%	11/15/28	25	$23,499
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/30(a)	950	932,861
Pilgrim’s Pride Corp.,
Gtd. Notes
3.500%	03/01/32	300	254,156
4.250%	04/15/31	650	587,225
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30(a)	1,435	1,325,294
5.500%	12/15/29	400	386,306
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)	675	606,670

			8,495,624

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25	675	666,162
5.750%	05/20/27	650	632,214
5.875%	08/20/26	493	487,041

			1,785,417

Healthcare-Products — 0.9%
Embecta Corp.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/30(a)	900	764,137
6.750%	02/15/30	325	283,420
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	2,500	2,261,259
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)	1,650	1,558,212

			4,867,028

Healthcare-Services — 4.0%
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	2,875	2,360,102
4.625%	06/01/30	2,825	2,469,581
HCA, Inc.,
Gtd. Notes
7.050%	12/01/27	1,750	1,851,129
7.500%	11/06/33	650	733,034
Gtd. Notes, MTN
7.750%	07/15/36	400	461,897
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27	500	463,045
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29(a)	2,575	1,905,390
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25(a)	1,750	1,710,715

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26(a)	1,875	$1,869,297
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)	825	821,187
Sr. Sec’d. Notes
4.250%	06/01/29	1,575	1,466,380
4.375%	01/15/30	2,550	2,367,121
Sr. Unsec’d. Notes
6.875%	11/15/31(a)	2,350	2,419,724

			20,898,602

Home Builders — 4.1%
Adams Homes, Inc.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/28	225	228,551
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29(a)	900	807,785
4.625%	04/01/30(a)	700	631,239
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	1,300	1,269,134
6.750%	03/15/25	850	848,973
7.250%	10/15/29(a)	1,775	1,796,163
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	1,625	1,430,000
6.250%	09/15/27	625	604,688
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	625	551,563
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	325	328,635
Gtd. Notes, 144A
3.875%	08/15/29	275	248,785
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	12/15/25	275	271,219
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26	350	334,365
5.000%	03/01/28	1,300	1,245,807
KB Home,
Gtd. Notes
4.000%	06/15/31	425	383,122
4.800%	11/15/29	1,500	1,438,273
M/I Homes, Inc.,
Gtd. Notes
3.950%	02/15/30	325	291,647
4.950%	02/01/28	450	433,500
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	1,625	1,492,969
5.250%	12/15/27	1,000	967,500

SEE NOTES TO FINANCIAL STATEMENTS.

A125

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes
4.750%	02/15/28	1,075	$1,018,781
4.750%	04/01/29	700	645,847
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26	1,150	1,119,910
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	1,000	1,005,606
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	1,367	1,324,420
Tri Pointe Homes, Inc.,
Gtd. Notes
5.700%	06/15/28(a)	1,090	1,083,205

			21,801,687

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	175	158,675

Household Products/Wares — 0.4%
ACCO Brands Corp.,
Gtd. Notes, 144A
4.250%	03/15/29(a)	1,250	1,128,896
Central Garden & Pet Co.,
Gtd. Notes, 144A
4.125%	04/30/31	50	44,275
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A
7.000%	12/31/27(a)	825	787,875
Sr. Sec’d. Notes, 144A
5.000%	12/31/26	150	146,250

			2,107,296

Housewares — 0.6%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.000%	04/01/31	1,950	1,678,466
4.375%	02/01/32	325	277,726
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29(a)	1,900	1,365,483

			3,321,675

Insurance — 0.4%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25	1,350	1,346,829
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	04/15/29(a)	675	632,784

			1,979,613

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet — 0.5%
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27(a)	475	$416,736
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28	820	654,294
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25	1,000	994,394
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
3.500%	03/01/29	400	362,464

			2,427,888

Iron/Steel — 0.5%
ATI, Inc.,
Sr. Unsec’d. Notes
7.250%	08/15/30(a)	250	260,344
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29	863	879,888
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A
6.750%	04/15/30(a)	750	760,193
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.125%	01/15/30	100	91,674
4.375%	03/15/32	225	203,022
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
9.250%	10/01/28	525	557,167

			2,752,288

Leisure Time — 3.4%
Carnival Corp.,
Gtd. Notes, 144A
5.750%	03/01/27	2,800	2,722,132
6.000%	05/01/29(a)	1,775	1,701,834
Sr. Sec’d. Notes, 144A
4.000%	08/01/28	375	347,003
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	05/15/28	850	878,302
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	1,175	1,139,750
Sr. Sec’d. Notes, 144A
5.875%	02/15/27	125	124,144
8.125%	01/15/29	225	234,635
8.375%	02/01/28	925	971,250
Sr. Unsec’d. Notes, 144A
7.750%	02/15/29(a)	1,075	1,079,149
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	1,450	1,372,062
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)	875	910,000

SEE NOTES TO FINANCIAL STATEMENTS.

A126

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
9.250%	01/15/29	525	$567,656
Sr. Sec’d. Notes, 144A
8.250%	01/15/29	400	423,780
Sr. Unsec’d. Notes, 144A
5.375%	07/15/27(a)	150	147,966
5.500%	08/31/26	275	270,875
5.500%	04/01/28	725	709,594
11.625%	08/15/27	750	812,093
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	925	899,562
Sr. Unsec’d. Notes, 144A
9.125%	07/15/31	1,250	1,335,937
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A
5.625%	02/15/29(a)	850	828,750
Vista Outdoor, Inc.,
Gtd. Notes, 144A
4.500%	03/15/29(a)	250	244,745
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28	400	384,000

			18,105,219

Lodging — 1.6%
Boyd Gaming Corp.,
Gtd. Notes, 144A
4.750%	06/15/31	300	275,345
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	925	805,434
4.000%	05/01/31	150	137,276
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	675	658,442
4.750%	10/15/28(a)	1,525	1,450,851
5.500%	04/15/27(a)	600	595,224
5.750%	06/15/25	25	24,947
6.750%	05/01/25	505	507,159
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
5.875%	05/15/25	650	647,420
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	675	597,797
5.500%	01/15/26	450	437,625
5.625%	08/26/28(a)	2,275	2,102,242

			8,239,762

Machinery-Construction & Mining — 0.1%
Terex Corp.,
Gtd. Notes, 144A
5.000%	05/15/29	600	569,856

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.5%
Chart Industries, Inc.,
Gtd. Notes, 144A
9.500%	01/01/31(a)	375	$408,040
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	725	758,838
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28	575	380,678
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	875	908,647
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27(a)	224	219,010

			2,675,213

Media — 6.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	275	248,188
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32(a)	3,040	2,606,311
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	3,450	3,014,076
4.500%	06/01/33	315	265,762
4.750%	03/01/30(a)	2,375	2,172,515
5.000%	02/01/28	1,255	1,201,387
5.125%	05/01/27	825	798,249
5.375%	06/01/29	25	23,656
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	1,190	874,541
4.125%	12/01/30	575	437,102
5.375%	02/01/28	890	787,708
5.500%	04/15/27(a)	225	205,433
6.500%	02/01/29(a)	400	355,612
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	3,275	1,963,828
5.000%	11/15/31	310	186,322
5.750%	01/15/30(a)	2,725	1,696,690
7.500%	04/01/28	200	149,274
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $5,052,669; purchased 07/18/19 - 06/03/22)(f)
6.625%	08/15/27(d)	6,605	304,728
Sec’d. Notes, 144A (original cost $2,812,977; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26(d)	6,440	324,014
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	1,965	1,012,918
7.375%	07/01/28	950	572,270
7.750%	07/01/26	4,150	2,897,206
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27	1,850	1,929,853

SEE NOTES TO FINANCIAL STATEMENTS.

A127

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26	1,820	$1,773,434
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
6.375%	05/01/26	250	212,812
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	450	438,598
News Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/15/29	250	231,129
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28(a)	135	124,413
5.625%	07/15/27	255	247,628
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26	505	385,105
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28	3,515	1,722,375
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.125%	02/15/27(a)	1,345	1,214,231
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/29(a)	520	463,706
5.125%	02/15/25(a)	568	566,998
6.625%	06/01/27	1,275	1,271,672
8.000%	08/15/28	1,080	1,116,354
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.000%	01/15/32	1,475	1,247,113

			35,043,211

Metal Fabricate/Hardware — 0.1%
Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	10/15/29	475	440,950

Mining — 1.4%
Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A
8.000%	10/01/30	250	262,923
Constellium SE,
Gtd. Notes, 144A
5.875%	02/15/26	400	396,000
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	09/01/29(a)	1,075	1,014,037
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.875%	10/15/27(a)	450	380,255
7.500%	04/01/25(a)	500	478,465
8.625%	06/01/31(a)	625	526,137
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	700	708,634

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
4.500%	04/01/26	525	$505,313
6.125%	04/01/29(a)	1,270	1,240,117
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.500%	07/15/27	1,375	1,387,031
Novelis Corp.,
Gtd. Notes, 144A
3.875%	08/15/31(a)	625	551,202
4.750%	01/30/30	50	47,108

			7,497,222

Miscellaneous Manufacturing — 0.3%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	425	426,216
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30	570	521,727
Trinity Industries, Inc.,
Gtd. Notes, 144A
7.750%	07/15/28	475	494,567

			1,442,510

Oil & Gas — 7.3%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	500	503,623
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24(d)	5,200	520
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)	1,500	1,439,573
7.625%	02/01/29	128	131,325
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	1,150	1,156,654
9.000%	11/01/27	676	851,079
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28(a)	957	965,772
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A
9.750%	11/01/26	1,468	1,541,400
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26	300	297,941
5.875%	02/01/29	1,050	1,029,960
6.750%	04/15/29	275	276,088
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	1,525	1,521,955
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28	775	810,547
8.625%	11/01/30	500	531,886

SEE NOTES TO FINANCIAL STATEMENTS.

A128

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	1,125	$1,133,053
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30	450	391,669
6.750%	03/01/29(a)	825	757,910
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26	125	126,552
9.250%	02/15/28	815	845,754
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/29	131	128,029
5.625%	10/15/25	300	299,388
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A
8.500%	10/01/30	275	280,844
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	1,150	1,153,233
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	275	267,140
6.000%	04/15/30	1,350	1,309,755
6.000%	02/01/31	900	866,566
6.250%	11/01/28	1,475	1,472,146
6.250%	04/15/32	625	601,368
8.375%	11/01/33	300	319,066
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29	300	290,616
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26	900	861,975
7.500%	01/15/28(a)	1,750	1,515,937
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25	1,300	1,303,882
Gtd. Notes, 144A
7.375%	05/15/27	50	49,045
9.125%	01/31/30(a)	1,375	1,386,318
Noble Finance II LLC,
Gtd. Notes, 144A
8.000%	04/15/30	225	234,821
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
7.875%	09/15/31	100	113,616
Parkland Corp. (Canada),
Gtd. Notes, 144A
4.500%	10/01/29	650	594,172
4.625%	05/01/30	1,275	1,182,728
Permian Resources Operating LLC,
Gtd. Notes, 144A
7.000%	01/15/32	770	794,157

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
6.875%	01/15/29	900	$865,350
7.125%	01/15/26	182	180,863
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	475	468,772
Gtd. Notes, 144A
4.750%	02/15/30(a)	219	202,830
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month SOFR + 7.750%
13.135%(c)	12/15/28^	650	643,890
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	1,625	1,507,885
5.375%	02/01/29	125	121,711
5.375%	03/15/30	1,575	1,534,823
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.500%	05/15/29	450	419,961
4.500%	04/30/30(a)	1,175	1,088,256
5.875%	03/15/28	100	99,838
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25	175	173,031
7.500%	01/15/26	650	635,375
8.000%	02/01/27(a)	225	221,625
Valaris Ltd.,
Sec’d. Notes, 144A
8.375%	04/30/30	300	306,375
Vital Energy, Inc.,
Gtd. Notes
9.750%	10/15/30	225	233,187
10.125%	01/15/28(a)	150	154,674

			38,196,509

Packaging & Containers — 1.8%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27(a)	1,307	610,371
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27(a)	425	329,823
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28	795	716,951
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	300	296,335
Gtd. Notes, 144A
3.500%	03/01/29	50	45,162
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26	425	357,000

SEE NOTES TO FINANCIAL STATEMENTS.

A129

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28	960	$894,307
LABL, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	11/01/28(a)	525	475,975
6.750%	07/15/26	50	48,748
9.500%	11/01/28	225	228,926
Sr. Unsec’d. Notes, 144A
8.250%	11/01/29	1,275	1,082,266
10.500%	07/15/27(a)	800	766,514
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
7.875%	08/15/26	550	560,585
OI European Group BV,
Gtd. Notes, 144A
4.750%	02/15/30	225	210,094
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.375%	08/15/25	200	201,648
6.625%	05/13/27	170	170,478
7.250%	05/15/31	350	355,174
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)	600	564,515
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28	125	126,249
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A
12.750%	12/31/28	1,125	1,212,590
TriMas Corp.,
Gtd. Notes, 144A
4.125%	04/15/29	325	293,128

			9,546,839

Pharmaceuticals — 2.2%
AdaptHealth LLC,
Gtd. Notes, 144A
4.625%	08/01/29	750	581,742
5.125%	03/01/30(a)	1,100	866,373
6.125%	08/01/28(a)	920	794,314
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	1,550	710,427
5.000%	02/15/29	1,600	688,000
5.250%	01/30/30	750	334,687
5.250%	02/15/31	1,250	537,500
6.250%	02/15/29	6,510	2,831,850
7.000%	01/15/28	250	108,653
9.000%	12/15/25(a)	500	465,785
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	350	324,590

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	225	$207,092
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	2,525	2,152,406
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25(a)	975	792,202

			11,395,621

Pipelines — 3.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)	600	577,700
5.750%	01/15/28	1,825	1,805,774
7.875%	05/15/26	200	205,177
Cheniere Energy Partners LP,
Gtd. Notes
4.000%	03/01/31	900	818,625
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	1,800	1,756,917
CNX Midstream Partners LP,
Gtd. Notes, 144A
4.750%	04/15/30	50	44,301
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	200	212,429
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	625	580,219
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
5.500%	07/15/28	50	49,726
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25	101	101,121
6.500%	07/01/27	810	826,746
7.500%	06/01/27	175	180,634
7.500%	06/01/30(a)	375	404,301
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.875%	01/15/29	400	387,687
7.000%	08/01/27	260	254,199
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	07/15/28	225	236,969
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	2,069	2,034,335
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	1,600	1,517,615
6.000%	12/31/30	515	483,062
6.000%	09/01/31	275	254,790
7.500%	10/01/25	175	176,941

SEE NOTES TO FINANCIAL STATEMENTS.

A130

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	840	$756,463
4.125%	08/15/31	240	212,053
6.250%	01/15/30	275	274,036
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	02/01/29	2,150	2,273,090
9.875%	02/01/32	2,275	2,369,117
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.050%	02/01/30	575	538,461
5.500%	08/15/48	300	266,867

			19,599,355

Real Estate — 1.0%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25(a)	1,250	1,244,751
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
7.750%	09/01/30	225	237,492
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29	625	563,076
4.375%	02/01/31	1,000	877,011
5.375%	08/01/28	995	958,669
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29(a)	1,525	1,374,539

			5,255,538

Real Estate Investment Trusts (REITs) — 1.8%
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31	550	414,363
9.750%	06/15/25	787	774,330
Sr. Unsec’d. Notes
4.750%	05/01/24	50	49,698
4.750%	02/15/28(a)	2,325	1,785,832
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31(a)	825	516,883
5.000%	10/15/27(a)	1,350	1,107,487
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance
Co-Issuer,
Sr. Sec’d. Notes, 144A
7.500%	06/01/25	1,435	1,448,434
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A
4.500%	02/15/29	375	349,843
Sabra Health Care LP,
Gtd. Notes
5.125%	08/15/26	300	295,323
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.125%	02/01/29	330	297,036

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.500%	01/15/28(a)	1,175	$1,120,957
4.625%	12/01/29	1,175	1,109,290

			9,269,476

Retail — 4.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	2,050	1,827,903
Arko Corp.,
Gtd. Notes, 144A
5.125%	11/15/29	400	347,030
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	04/01/27	225	210,750
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	08/01/30	125	128,171
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	125	123,971
8.250%	07/15/30(a)	1,000	1,049,512
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A
5.875%	07/01/29	500	439,635
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
12.000%	11/30/28	1,475	1,570,919
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $139,125; purchased 08/02/22 - 08/04/22)(f)
5.375%	04/01/26	150	146,808
Sr. Unsec’d. Notes, 144A (original cost $292,975; purchased 08/02/22 - 08/15/22)(f)
5.875%	04/01/29	330	312,163
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A
6.750%	01/15/30(a)	2,050	1,799,596
Sr. Sec’d. Notes, 144A
4.625%	01/15/29	425	386,277
Foundation Building Materials, Inc.,
Gtd. Notes, 144A
6.000%	03/01/29	1,250	1,129,472
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	800	683,473
3.875%	10/01/31	675	556,145
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29(a)	1,300	1,157,282
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	2,025	1,885,336
8.250%	08/01/31	350	366,084

SEE NOTES TO FINANCIAL STATEMENTS.

A131

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Park River Holdings, Inc.,
Gtd. Notes, 144A
5.625%	02/01/29	1,620	$1,298,748
Sr. Unsec’d. Notes, 144A
6.750%	08/01/29	225	184,825
Patrick Industries, Inc.,
Gtd. Notes, 144A
4.750%	05/01/29(a)	300	274,414
7.500%	10/15/27	500	503,856
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	2,600	2,598,831
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29(a)	925	870,884
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/27	275	274,486
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31	1,775	1,623,515
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/29(a)	1,200	1,108,908
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28(a)	675	654,855

			23,513,849

Software — 0.5%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	1,660	1,580,950
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A
7.125%	10/02/25	300	301,358
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A
4.875%	07/01/29(a)	650	610,014

			2,492,322

Telecommunications — 3.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27	1,150	1,058,000
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26	800	793,000
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $139,493; purchased 11/14/23)(f)
0.000%	12/31/30^	124	139,493
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $39; purchased 11/14/23)(f)
0.000%	12/31/30^	387	—
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $24,247; purchased 11/14/23)(f)
0.000%	12/31/30^	11	24,247

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $48; purchased 11/14/23)(f)
0.000%	12/31/30^	480	$—
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $1,327,720; purchased 05/22/20 - 03/09/23)(f)
8.000%	12/31/26(d)	2,278	45,551
Gtd. Notes, 144A, PIK 13.000% (original cost $652,506; purchased 10/19/23)(f)
13.000%	12/31/25(d)	932	628,763
Sr. Sec’d. Notes, 144A (original cost $1,130,038; purchased 10/19/23)(f)
8.750%	05/25/24	1,250	1,169,350
Sr. Sec’d. Notes, 144A (original cost $1,000,119; purchased 10/19/23)(f)
8.750%	05/25/24	1,058	986,702
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23(d)	5,725	114,500
Frontier Communications Holdings LLC,
Sr. Sec’d. Notes, 144A
5.000%	05/01/28	575	531,271
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	475	473,081
7.000%	10/15/28	800	796,000
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	03/15/30	2,255	2,145,700
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $145,000; purchased 01/11/21)(f)
3.750%	07/15/29	145	72,500
Gtd. Notes, 144A (original cost $426,150; purchased 02/11/22 - 02/16/22)(f)
4.250%	07/01/28	460	266,800
Gtd. Notes, 144A (original cost $544,195; purchased 03/07/22 - 02/10/23)(f)
4.625%	09/15/27	655	393,000
Sr. Sec’d. Notes, 144A (original cost $345,000; purchased 12/05/22)(f)
3.400%	03/01/27	400	384,000
Sr. Sec’d. Notes, 144A (original cost $610,075; purchased 03/31/23 - 11/03/23)(f)
10.500%	05/15/30	640	624,571
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	430	466,144
8.750%	03/15/32	731	902,025
Sprint LLC,
Gtd. Notes
7.625%	02/15/25	885	900,680
7.625%	03/01/26(a)	500	522,197
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25	2,830	2,767,600

			16,205,175

SEE NOTES TO FINANCIAL STATEMENTS.

A132

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.4%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	1,475	$1,438,290
RXO, Inc.,
Gtd. Notes, 144A
7.500%	11/15/27	325	336,207
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	125	129,787
7.125%	02/01/32	400	412,547

			2,316,831

Trucking & Leasing — 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A
5.500%	05/01/28	275	264,712

TOTAL CORPORATE BONDS (cost $470,170,655)			428,055,159

FLOATING RATE AND OTHER LOANS — 2.2%
Airlines — 0.2%
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%
9.220%(c)	04/21/28	965	966,719

Auto Parts & Equipment — 0.1%
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%
10.219%(c)	11/17/28	594	514,862

Chemicals — 0.2%
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%
10.172%(c)	06/28/28	203	187,003
Venator Finance Sarl,
Delayed Draw Term Loan, 1 Month SOFR + 8.000%
22.720%(c)	10/12/28	69	68,024
Term Loan, 3 Month SOFR + 10.000%
15.426%(c)	10/12/28	653	647,661

			902,688

Computers — 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29	332	329,146

Electric — 0.0%
Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%
10.867%(c)	07/20/26^	205	194,741

Housewares — 0.1%
SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%
9.470%(c)	10/06/28	776	689,631

Insurance — 0.3%
Acrisure LLC, 2021-1 Additional Term Loan, 3 Month LIBOR + 3.750%
9.400%(c)	02/15/27	496	495,263

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Insurance (cont’d.)
Asurion LLC,
New B-4 Term Loan, 1 Month SOFR + 5.364%
10.720%(c)	01/20/29	865	$814,336

			1,309,599

Media — 0.5%
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%
9.862%(c)	01/18/28	984	948,530
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%
12.925%(c)	05/25/26	957	717,872
Second Lien Term Loan
8.175%	08/24/26	2,226	94,594
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	09/25/26	707	565,479
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	03/15/26	466	466,801

			2,793,276

Retail — 0.1%
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%
9.220%(c)	03/06/28	359	358,544

Software — 0.4%
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.864%
9.097%(c)	10/02/25	698	697,252
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%
10.970%(c)	02/27/26	250	248,985
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%
10.723%(c)	07/14/28	1,155	1,081,784

			2,028,021

Telecommunications — 0.2%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24	99	92,101
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^	60	57,000
Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27	30	20,185
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 3 Month SOFR + 4.262%
9.610%(c)	10/02/28	1,634	966,610
Initial Term Loan - Second Lien, 3 Month SOFR + 7.262%
12.610%(c)	10/01/29	735	172,725

			1,308,621

TOTAL FLOATING RATE AND OTHER LOANS (cost $13,138,280)			11,395,848

SEE NOTES TO FINANCIAL STATEMENTS.

A133

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Adjustable Rate Mortgage Trust,
Series 2005-07, Class 1A1
4.907%(cc)	10/25/35	4	$2,774
Alternative Loan Trust,
Series 2005-43, Class 4A3
4.014%(cc)	10/25/35	2	1,246
Series 2006-HY13, Class 4A1
4.174%(cc)	02/25/37	1	1,137
Series 2006-OA09, Class 2A1A, 1 Month SOFR + 0.324% (Cap N/A, Floor 0.210%)
5.682%(c)	07/20/46	2	1,564
American Home Mortgage Assets Trust,
Series 2006-04, Class 1A12, 1 Month SOFR + 0.324% (Cap N/A, Floor 0.324%)
5.680%(c)	10/25/46	15	7,612
Banc of America Funding Trust,
Series 2006-B, Class 2A1
3.896%(cc)	03/20/36	3	2,182
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
4.523%(cc)	09/25/37	6	5,269
HarborView Mortgage Loan Trust,
Series 2006-05, Class 2A1A, 1 Month SOFR + 0.474% (Cap N/A, Floor 0.360%)
5.830%(c)	07/19/46	4	2,193
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month SOFR + 0.494% (Cap N/A, Floor 0.380%)
5.850%(c)	09/25/46	3	2,546
JPMorgan Mortgage Trust,
Series 2007-S03, Class 1A96
6.000%	08/25/37	10	4,614
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA01, Class 1A1, 1 Month SOFR + 0.324% (Cap N/A, Floor 0.210%)
5.680%(c)	04/25/46	1	1,208
Residential Accredit Loans Trust,
Series 2006-QA02, Class 3A1
6.342%(cc)	02/25/36	8	7,073
Residential Asset Securitization Trust,
Series 2007-A05, Class 2A3
6.000%	05/25/37	2	1,270
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2007-HY01, Class 2A3
3.698%(cc)	02/25/37	1	1,261
Series 2007-HY01, Class 4A1
3.858%(cc)	02/25/37	2	1,891

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $51,535)			43,840

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Notes
2.750%	04/30/27	1,854	1,783,751
3.000%	07/31/24(a)	9,849	9,730,889
3.875%	11/30/27(k)	5,000	4,989,844

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
4.125%	07/31/28(a)(h)	10,000	$10,103,906

TOTAL U.S. TREASURY OBLIGATIONS (cost $26,574,568)			26,608,390

		Shares

COMMON STOCKS — 2.4%
Chemicals — 1.0%
Cornerstone Chemical Co.*^		26,744	508,136
TPC Group, Inc.*^		49,934	1,398,152
Venator Materials PLC (original cost $3,592,587; purchased 06/29/17 - 10/19/23)*(f)		311,460,297	3,250,088

			5,156,376

Electric Utilities — 0.2%
GenOn Energy Holdings, Inc. (Class A Stock)*^		11,836	505,989
Heritage Power LLC*^		28,339	358,205
Heritage Power LLC*^		1,246	15,749
Heritage Power LLC*^		32,615	16,308
Keycon Power Holdings LLC (original cost $533,271; purchased 01/17/19)*^(f)		2,150	100,383

			996,634

Gas Utilities — 0.4%
Ferrellgas Partners LP (Class B Stock) (original cost $3,601,855; purchased 01/30/17—04/08/20)(f)		13,116	2,162,192

Independent Power & Renewable Electricity Producers — 0.2%
Vistra Corp.		35,301	1,359,795

Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp.(a)		22,078	1,698,681

Wireless Telecommunication Services — 0.3%
Intelsat Emergence SA (Luxembourg)* .		52,851	1,532,706

TOTAL COMMON STOCKS (cost $10,040,707)			12,906,384

PREFERRED STOCKS — 0.6%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%(c), 3 Month SOFR + 3.812%, Maturing 05/10/24(oo)		11,850	299,449

Construction Materials — 0.0%
New Millennium Homes LLC, Maturing 01/01/49^		409	818

Electronic Equipment, Instruments & Components — 0.5%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $2,850,000; purchased 03/29/21)^(f) .		2,850	2,850,000

SEE NOTES TO FINANCIAL STATEMENTS.

A134

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
PREFERRED STOCKS (continued)
Media — 0.0%
Adelphia Communications Corp.^	700	$1

TOTAL PREFERRED STOCKS (cost $3,061,417)		3,150,268

TOTAL LONG-TERM INVESTMENTS (cost $545,333,045)		504,752,699

SHORT-TERM INVESTMENTS — 23.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	12,727,484	12,727,484
PGIM Institutional Money Market Fund (cost $109,363,011; includes $108,766,831 of cash collateral for securities on loan)(b)(wb)	109,465,764	109,421,977

TOTAL SHORT-TERM INVESTMENTS (cost $122,090,495)		122,149,461

TOTAL INVESTMENTS—119.2% (cost $667,423,540)		626,902,160
Liabilities in excess of other assets(z) — (19.2)%		(101,165,485)

NET ASSETS — 100.0%		$525,736,675

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,283,649 and 1.4% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $106,558,652; cash collateral of $108,766,831 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $25,742,296. The aggregate value of $14,524,787 is 2.8% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
105	2 Year U.S. Treasury Notes	Mar. 2024	$21,620,977	$219,893
229	5 Year U.S. Treasury Notes	Mar. 2024	24,909,118	591,277
116	10 Year U.S. Treasury Notes	Mar. 2024	13,095,313	409,995
20	20 Year U.S. Treasury Bonds	Mar. 2024	2,498,750	146,959
8	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	1,068,750	53,396

				$1,421,520

SEE NOTES TO FINANCIAL STATEMENTS.

A135

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	9,730	$(164,636)	$(191,978)	$(27,342)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	14,147	3.562%	$333,085	$848,820	$515,735

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.380%	GSI	06/20/24	(2,243)	$(84,869)	$—	$(84,869)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.380%	MSI	09/20/24	(7,550)	(291,388)	—	(291,388)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.380%	BNP	09/20/24	(5,759)	(183,445)	—	(183,445)

					$(559,702)	$—	$(559,702)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A136

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$—	$(559,702)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$879,000	$1,117,725

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$22,592,810	$—
Corporate Bonds	—	426,776,992	1,278,167
Floating Rate and Other Loans	—	11,144,107	251,741
Residential Mortgage-Backed Securities	—	43,840	—
U.S. Treasury Obligations	—	26,608,390	—
Common Stocks	6,308,564	3,694,898	2,902,922
Preferred Stocks	299,449	—	2,850,819
Short-Term Investments
Affiliated Mutual Funds	122,149,461	—	—

Total	$128,757,474	$490,861,037	$7,283,649

Other Financial Instruments*
Assets
Futures Contracts	$1,421,520	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	515,735	—

Total	$1,421,520	$515,735	$—

Liabilities
Centrally Cleared Credit Default Swap Agreement	$—	$(27,342)	$—
OTC Total Return Swap Agreements	—	(559,702)	—

Total	$—	$(587,044)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Preferred Stocks	Rights
Balance as of 12/31/22	$35,366	$1,271,537	$5,075,298	$2,852,046	$63,548
Realized gain (loss)	(5,869)	—	—	—	—
Change in unrealized appreciation (depreciation)	6,756	(11,504)	(370,125)	(1,227)	(63,548)
Purchases/Exchanges/Issuances	1,325,033	263,190	817,932	—	—
Sales/Paydowns	(47,779)	—	—	—	—
Accrued discount/premium	20	55	—	—	—
Transfers into Level 3*	—	—	—	—	—
Transfers out of Level 3*	(35,360)	(1,271,537)	(2,620,183)	—	—

Balance as of 12/31/23	$1,278,167	$251,741	$2,902,922	$2,850,819	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$6,762	$(11,504)	$(370,125)	$(1,227)	$—

*

It is the Portfolio’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Portfolio.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of December 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$643,890	Market	Comparable/Relative Value	Adjusted Yield
Corporate Bonds	163,740	Market	Recovery Value	Recovery Value
Corporate Bonds	470,537	Market	Transaction Based	Unadjusted Purchase Price
Common Stocks	505,989	Market	Discounting	Discount Rate
Common Stocks	508,136	Market	Enterprise Value	Implied Value
Common Stocks	390,262	Market	Implied Value	Implied Value
Common Stocks	100,383	Market	Recovery Value	Implied Equity Value
Preferred Stocks	818	Income	Discounted Cash Flow	Discount Rate
Preferred Stocks	1	Market	Discounting	Discount Rate
Preferred Stocks	2,850,000	Market	Transaction Based	Unadjusted Purchase Price

	$5,633,756

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of December 31, 2023, the aggregate value of these securities and/or derivatives was $1,649,893. The unobservable inputs for these investments were not developed by the Portfolio and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (20.7% represents investments purchased with collateral from securities on loan)	23.2%
Oil & Gas	7.3
Media	7.2
U.S. Treasury Obligations	5.1
Commercial Services	4.7
Retail	4.6
Collateralized Loan Obligations	4.3

Electric	4.1%
Home Builders	4.1
Healthcare-Services	4.0
Pipelines	3.7
Leisure Time	3.4
Telecommunications	3.3
Diversified Financial Services	3.1
Chemicals	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

A138

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Entertainment	2.9%
Aerospace & Defense	2.3
Pharmaceuticals	2.2
Packaging & Containers	1.8
Real Estate Investment Trusts (REITs)	1.8
Foods	1.6
Building Materials	1.6
Lodging	1.6
Mining	1.4
Airlines	1.1
Auto Parts & Equipment	1.1
Computers	1.0
Real Estate	1.0
Healthcare-Products	0.9
Software	0.9
Auto Manufacturers	0.9
Housewares	0.7
Insurance	0.7
Distribution/Wholesale	0.6
Banks	0.5
Electronic Equipment, Instruments & Components	0.5
Iron/Steel	0.5
Machinery-Diversified	0.5
Electrical Components & Equipment	0.5
Environmental Control	0.5
Internet	0.5
Transportation	0.4

Gas Utilities	0.4%
Household Products/Wares	0.4
Gas	0.3
Oil, Gas & Consumable Fuels	0.3
Wireless Telecommunication Services	0.3
Apparel	0.3
Miscellaneous Manufacturing	0.3
Advertising	0.3
Independent Power & Renewable Electricity Producers	0.2
Agriculture	0.2
Electronics	0.2
Electric Utilities	0.2
Coal	0.2
Engineering & Construction	0.1
Machinery-Construction & Mining	0.1
Metal Fabricate/Hardware	0.1
Capital Markets	0.1
Trucking & Leasing	0.1
Home Furnishings	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Construction Materials	0.0	*

	119.2
Liabilities in excess of other assets	(19.2)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$515,735	*	Due from/to broker-variation margin swaps	$27,342	*
Interest rate contracts	Due from/to broker-variation margin futures	1,421,520	*	—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	559,702

		$1,937,255			$587,044

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$120,607
Interest rate contracts	(2,073,595)	601,944

Total	$(2,073,595)	$722,551

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$82,296
Interest rate contracts	1,546,856	(559,702)

Total	$1,546,856	$(477,406)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$65,422,951

Futures Contracts - Short Positions (1)	1,374,438

Credit Default Swap Agreements - Buy Protection (1)	18,470,000

Credit Default Swap Agreements - Sell Protection (1)	11,661,150

Total Return Swap Agreements (1)	10,770,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023. (1) Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$106,558,652	$(106,558,652)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(183,445)	$(183,445)	$—	$(183,445)
GSI	—	(84,869)	(84,869)	—	(84,869)
MSI	—	(291,388)	(291,388)	275,581	(15,807)

	$—	$(559,702)	$(559,702)	$275,581	$(284,121)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $106,558,652:
Unaffiliated investments (cost $545,333,045)	$504,752,699
Affiliated investments (cost $122,090,495)	122,149,461
Cash	26,966
Dividends and interest receivable	8,820,866
Deposit with broker for centrally cleared/exchange-traded derivatives	879,000
Receivable for investments sold	582,188
Receivable for Portfolio shares sold	126,504
Due from broker-variation margin futures	24,805
Tax reclaim receivable	305
Prepaid expenses	4,406

Total Assets	637,367,200

LIABILITIES
Payable to broker for collateral for securities on loan	108,766,831
Payable for investments purchased	1,206,635
Accrued expenses and other liabilities	829,921
Unrealized depreciation on OTC swap agreements .	559,702
Management fee payable	213,448
Payable for Portfolio shares purchased	45,973
Due to broker-variation margin swaps	3,471
Distribution fee payable	2,538
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	590
Payable to affiliate	305

Total Liabilities	111,630,525

NET ASSETS	$525,736,675

Net assets were comprised of:
Partners’ Equity.	$525,736,675

Class I:
Net asset value and redemption price per share, $513,391,700 / 77,512,666 outstanding shares of beneficial interest	$6.62

Class III:
Net asset value and redemption price per share, $12,344,975 / 1,876,130 outstanding shares of beneficial interest	$6.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$34,778,555
Affiliated dividend income.	752,640
Income from securities lending, net (including affiliated income of $255,697)	267,122
Unaffiliated dividend income	132,187

Total income	35,930,504

EXPENSES
Management fee	2,733,185
Distribution fee—Class III	26,645
Audit fee	68,900
Custodian and accounting fees	68,356
Shareholders’ reports	56,980
Professional Fees	31,747
Trustees’ fees	16,690
Transfer agent’s fees and expenses (including affiliated expense of $6,366)	11,168
Miscellaneous	37,877

Total expenses	3,051,548
Less: Fee waivers and/or expense reimbursement	(192,329)

Net expenses	2,859,219

NET INVESTMENT INCOME (LOSS)	33,071,285

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $4,438)	(9,503,662)
Futures transactions	(2,073,595)
Swap agreements transactions	722,551

(10,854,706)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $57)	32,718,274
Futures	1,546,856
Swap agreements	(477,406)

33,787,724

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	22,933,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,004,303

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$33,071,285	$30,199,342
Net realized gain (loss) on investment transactions.	(10,854,706)	(1,279,165)
Net change in unrealized appreciation (depreciation) on investments	33,787,724	(92,193,596)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,004,303	(63,273,419)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	28,046,086	21,791,340
Portfolio shares purchased	(43,285,647)	(41,725,529)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(15,239,561)	(19,934,189)

TOTAL INCREASE (DECREASE)	40,764,742	(83,207,608)
NET ASSETS:
Beginning of year	484,971,933	568,179,541

End of year.	$525,736,675	$484,971,933

SEE NOTES TO FINANCIAL STATEMENTS.

A141

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$5.92	$6.67	$6.18	$5.77	$4.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.36	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions .	0.29	(1.11)	0.16	0.06	0.47

Total from investment operations	0.70	(0.75)	0.49	0.41	0.81

Net Asset Value, end of year	$6.62	$5.92	$6.67	$6.18	$5.77

Total Return(b)	11.82%	(11.24)%	7.93%	7.11%	16.33%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$513	$476	$562	$529	$522
Average net assets (in millions)	$486	$502	$550	$497	$507
Ratios to average net assets(c) :
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.57%	0.57%
Expenses before waivers and/or expense reimbursement	0.61%	0.60%	0.59%	0.61%	0.62%
Net investment income (loss)	6.66%	5.93%	5.11%	6.16%	6.28%
Portfolio turnover rate(d)	26%	33%	48%	61%	58%

Class III
	Year Ended December 31,		April 26, 2021(e) through December 31,
	2023	2022	2021
Per Share Operating Performance(a) :
Net Asset Value, beginning of period	$5.90	$6.66	$6.41

Income (Loss) From Investment Operations:
Net investment income (loss)	0.39	0.35	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	0.29	(1.11)	0.03

Total from investment operations	0.68	(0.76)	0.25

Net Asset Value, end of period	$6.58	$5.90	$6.66

Total Return(b)	11.53%	(11.41)%	3.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12	$9	$6
Average net assets (in millions)	$11	$8	$2
Ratios to average net assets(c) :
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.80	%(f)
Expenses before waivers and/or expense reimbursement	0.86%	0.85%	0.82	%(f)
Net investment income (loss)	6.41%	5.76%	4.72	%(f)
Portfolio turnover rate(d)	26%	33%	48%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of offering.
(f)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

PSF PGIM JENNISON BLEND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS
Automobiles — 1.3%
Tesla, Inc.*	287,459	$71,427,812

Banks — 5.3%
Bank of America Corp.	3,329,643	112,109,080
East West Bancorp, Inc.	77,720	5,591,954
JPMorgan Chase & Co.	890,681	151,504,838
Pinnacle Financial Partners, Inc.	64,467	5,622,812
PNC Financial Services Group, Inc. (The)	93,243	14,438,678
Truist Financial Corp.	303,711	11,213,010

		300,480,372

Biotechnology — 2.8%
AbbVie, Inc.	149,515	23,170,339
Amgen, Inc.	336,904	97,035,090
Exact Sciences Corp.*	552,064	40,841,695

		161,047,124

Broadline Retail — 4.5%
Amazon.com, Inc.*	1,351,927	205,411,788
MercadoLibre, Inc. (Brazil)*	28,381	44,601,877
Ollie’s Bargain Outlet Holdings, Inc.*	109,649	8,321,263

		258,334,928

Building Products — 0.4%
AZEK Co., Inc. (The)*	589,603	22,552,315

Capital Markets — 0.2%
KKR & Co., Inc.	169,611	14,052,271

Chemicals — 1.9%
Linde PLC	265,480	109,035,291

Commercial Services & Supplies — 0.3%
Republic Services, Inc.	112,104	18,487,071

Communications Equipment — 1.5%
Cisco Systems, Inc.	1,649,917	83,353,807

Construction & Engineering — 0.7%
Quanta Services, Inc.	92,094	19,873,885
WillScot Mobile Mini Holdings Corp.*	469,277	20,882,827

		40,756,712

Construction Materials — 0.6%
Martin Marietta Materials, Inc.	66,427	33,141,095

Consumer Staples Distribution & Retail — 2.1%
Performance Food Group Co.*	291,813	20,178,869
Walmart, Inc.	641,487	101,130,426

		121,309,295

Electrical Equipment — 0.3%
AMETEK, Inc.	116,508	19,211,004

Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.(a)	79,636	18,102,855
Teledyne Technologies, Inc.*	73,110	32,628,262

		50,731,117

Energy Equipment & Services — 1.4%
Halliburton Co.	854,464	30,888,874
Schlumberger NV	697,734	36,310,077

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (cont’d.)
TechnipFMC PLC (United Kingdom)	581,484	$11,711,088

		78,910,039

Entertainment — 1.4%
Netflix, Inc.*	158,568	77,203,588

Financial Services — 5.4%
Mastercard, Inc. (Class A Stock)	308,264	131,477,679
Shift4 Payments, Inc. (Class A Stock)*(a)	468,795	34,850,220
Visa, Inc. (Class A Stock)(a)	533,606	138,924,322

		305,252,221

Food Products — 0.3%
Hershey Co. (The)	92,013	17,154,904

Ground Transportation — 0.6%
Uber Technologies, Inc.*	553,330	34,068,528

Health Care Equipment & Supplies — 0.3%
STERIS PLC	82,516	18,141,143

Health Care Providers & Services — 2.6%
Centene Corp.*	804,806	59,724,653
Cigna Group (The)	118,039	35,346,779
Molina Healthcare, Inc.*	73,457	26,540,749
UnitedHealth Group, Inc.	45,454	23,930,167

		145,542,348

Hotels, Restaurants & Leisure — 2.3%
Airbnb, Inc. (Class A Stock)*	468,444	63,773,966
Boyd Gaming Corp.	143,913	9,010,393
Marriott International, Inc. (Class A Stock)	78,767	17,762,746
McDonald’s Corp.	126,643	37,550,916

		128,098,021

Household Durables — 0.9%
Lennar Corp. (Class A Stock)	134,827	20,094,616
Toll Brothers, Inc.	312,305	32,101,831

		52,196,447

Household Products — 1.2%
Procter & Gamble Co. (The)	484,991	71,070,581

Insurance — 3.1%
Chubb Ltd.	546,245	123,451,370
Markel Group, Inc.*	17,828	25,313,977
RenaissanceRe Holdings Ltd. (Bermuda)	141,944	27,821,024

		176,586,371

Interactive Media & Services — 7.7%
Alphabet, Inc. (Class A Stock)*	2,212,475	309,060,633
Meta Platforms, Inc. (Class A Stock)*	370,885	131,278,454

		440,339,087

IT Services — 1.5%
International Business Machines Corp.	204,639	33,468,708
MongoDB, Inc.*(a)	122,515	50,090,258

		83,558,966

SEE NOTES TO FINANCIAL STATEMENTS.

A143

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Leisure Products — 0.3%
Brunswick Corp.	180,361	$17,449,927

Machinery — 3.6%
Caterpillar, Inc.(a)	117,933	34,869,250
Fortive Corp.	629,600	46,357,448
Otis Worldwide Corp.	627,730	56,163,003
Parker-Hannifin Corp.	140,904	64,914,473

		202,304,174

Media — 0.5%
Trade Desk, Inc. (The) (Class A Stock)*	395,045	28,427,438

Multi-Utilities — 0.5%
NiSource, Inc.	1,050,507	27,890,961

Office REITs — 0.6%
Alexandria Real Estate Equities, Inc.	252,303	31,984,451

Oil, Gas & Consumable Fuels — 3.7%
Chevron Corp.	341,739	50,973,789
ConocoPhillips	269,517	31,282,838
Exxon Mobil Corp.	624,759	62,463,405
Valero Energy Corp.	153,539	19,960,070
Williams Cos., Inc. (The)	1,365,682	47,566,704

		212,246,806

Passenger Airlines — 1.1%
Delta Air Lines, Inc.	1,531,367	61,606,894

Personal Care Products — 1.5%
L’Oreal SA (France)	173,772	86,625,473

Pharmaceuticals — 4.2%
AstraZeneca PLC (United Kingdom), ADR	1,187,900	80,005,065
Bristol-Myers Squibb Co.	276,847	14,205,019
Eli Lilly & Co.	138,629	80,809,617
Jazz Pharmaceuticals PLC*	49,049	6,033,027
Novo Nordisk A/S (Denmark), ADR(a)	533,637	55,204,748

		236,257,476

Residential REITs — 0.3%
AvalonBay Communities, Inc.	95,658	17,909,091

Semiconductors & Semiconductor Equipment — 8.4%
Advanced Micro Devices, Inc.*	465,651	68,641,614
Applied Materials, Inc.	460,643	74,656,411
Broadcom, Inc.	137,919	153,952,084
NVIDIA Corp.	361,403	178,973,993

		476,224,102

Software — 10.8%
Adobe, Inc.*	189,280	112,924,448
Dynatrace, Inc.*	549,748	30,065,718
HubSpot, Inc.*	28,470	16,527,974
Microsoft Corp.	1,035,465	389,376,258
Salesforce, Inc.*	255,376	67,199,641

		616,094,039

Specialized REITs — 0.6%
Gaming & Leisure Properties, Inc.	645,600	31,860,360

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail — 2.3%
Lowe’s Cos., Inc.	125,149	$27,851,910
O’Reilly Automotive, Inc.*	63,073	59,924,396
Ross Stores, Inc.	147,147	20,363,673
TJX Cos., Inc. (The)	265,593	24,915,279

		133,055,258

Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	1,932,538	372,071,541
Dell Technologies, Inc. (Class C Stock)	369,374	28,257,111

		400,328,652

Textiles, Apparel & Luxury Goods — 2.2%
LVMH Moet Hennessy Louis Vuitton SE (France)	103,360	83,983,838
Ralph Lauren Corp.(a)	299,807	43,232,170

		127,216,008

Trading Companies & Distributors — 0.3%
Watsco, Inc.(a)	38,327	16,421,970

TOTAL LONG-TERM INVESTMENTS (cost $3,628,491,442)		5,655,945,538

SHORT-TERM INVESTMENTS — 6.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	24,114,237	24,114,237
PGIM Institutional Money Market Fund (cost $314,979,126; includes $314,053,892 of cash collateral for securities on loan)(b)(wb)	315,297,656	315,171,537

TOTAL SHORT-TERM INVESTMENTS (cost $339,093,363)		339,285,774

TOTAL INVESTMENTS—105.4% (cost $3,967,584,805)		5,995,231,312

Liabilities in excess of other assets — (5.4)%		(308,755,337)

NET ASSETS — 100.0%		$5,686,475,975

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $305,804,480; cash collateral of $314,053,892 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$71,427,812	$—	$—
Banks	300,480,372	—	—
Biotechnology	161,047,124	—	—
Broadline Retail	258,334,928	—	—
Building Products	22,552,315	—	—
Capital Markets	14,052,271	—	—
Chemicals	109,035,291	—	—
Commercial Services & Supplies	18,487,071	—	—
Communications Equipment	83,353,807	—	—
Construction & Engineering	40,756,712	—	—
Construction Materials	33,141,095	—	—
Consumer Staples Distribution & Retail	121,309,295	—	—
Electrical Equipment	19,211,004	—	—
Electronic Equipment, Instruments & Components	50,731,117	—	—
Energy Equipment & Services	78,910,039	—	—
Entertainment	77,203,588	—	—
Financial Services	305,252,221	—	—
Food Products	17,154,904	—	—
Ground Transportation	34,068,528	—	—
Health Care Equipment & Supplies	18,141,143	—	—
Health Care Providers & Services	145,542,348	—	—
Hotels, Restaurants & Leisure	128,098,021	—	—
Household Durables	52,196,447	—	—
Household Products	71,070,581	—	—
Insurance	176,586,371	—	—
Interactive Media & Services	440,339,087	—	—
IT Services	83,558,966	—	—
Leisure Products	17,449,927	—	—
Machinery	202,304,174	—	—
Media	28,427,438	—	—
Multi-Utilities	27,890,961	—	—
Office REITs	31,984,451	—	—
Oil, Gas & Consumable Fuels	212,246,806	—	—
Passenger Airlines	61,606,894	—	—
Personal Care Products	—	86,625,473	—
Pharmaceuticals	236,257,476	—	—
Residential REITs	17,909,091	—	—
Semiconductors & Semiconductor Equipment	476,224,102	—	—
Software	616,094,039	—	—
Specialized REITs	31,860,360	—	—
Specialty Retail	133,055,258	—	—
Technology Hardware, Storage & Peripherals	400,328,652	—	—
Textiles, Apparel & Luxury Goods	43,232,170	83,983,838	—
Trading Companies & Distributors	16,421,970	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A145

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$339,285,774	$—	$—

Total	$5,824,622,001	$170,609,311	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Software	10.8%
Semiconductors & Semiconductor Equipment	8.4
Interactive Media & Services	7.7
Technology Hardware, Storage & Peripherals	7.0
Affiliated Mutual Funds (5.5% represents investments purchased with collateral from securities on loan)	6.0
Financial Services	5.4
Banks	5.3
Broadline Retail	4.5
Pharmaceuticals	4.2
Oil, Gas & Consumable Fuels	3.7
Machinery	3.6
Insurance	3.1
Biotechnology	2.8
Health Care Providers & Services	2.6
Specialty Retail	2.3
Hotels, Restaurants & Leisure	2.3
Textiles, Apparel & Luxury Goods	2.2
Consumer Staples Distribution & Retail	2.1
Chemicals	1.9
Personal Care Products	1.5
IT Services	1.5
Communications Equipment	1.5
Energy Equipment & Services	1.4
Entertainment	1.4
Automobiles	1.3

Household Products	1.2%
Passenger Airlines	1.1
Household Durables	0.9
Electronic Equipment, Instruments & Components	0.9
Construction & Engineering	0.7
Ground Transportation	0.6
Construction Materials	0.6
Office REITs	0.6
Specialized REITs	0.6
Media	0.5
Multi-Utilities	0.5
Building Products	0.4
Electrical Equipment	0.3
Commercial Services & Supplies	0.3
Health Care Equipment & Supplies	0.3
Residential REITs	0.3
Leisure Products	0.3
Food Products	0.3
Trading Companies & Distributors	0.3
Capital Markets	0.2

105.4
Liabilities in excess of other assets	(5.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$305,804,480	$(305,804,480)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $305,804,480:
Unaffiliated investments (cost $3,628,491,442) .	$5,655,945,538
Affiliated investments (cost $339,093,363)	339,285,774
Foreign currency, at value (cost $444)	441
Cash	44
Receivable for investments sold	185,308,503
Dividends receivable	1,990,716
Tax reclaim receivable	1,271,113
Receivable for Portfolio shares sold	133,425
Prepaid expenses and other assets	499,807

Total Assets	6,184,435,361

LIABILITIES
Payable to broker for collateral for securities on loan	314,053,892
Payable for investments purchased	179,370,763
Management fee payable	2,133,050
Payable for Portfolio shares purchased	1,041,211
Accrued expenses and other liabilities	1,037,284
Payable to affiliate	303,602
Distribution fee payable	8,544
Administration fee payable	4,868
Trustees’ fees payable	3,950
Affiliated transfer agent fee payable	2,222

Total Liabilities	497,959,386

NET ASSETS	$5,686,475,975

Net assets were comprised of:
Partners’ Equity	$5,686,475,975

Class I:
Net asset value and redemption price per share, $5,644,634,058 / 57,975,579 outstanding shares of beneficial interest	$97.36

Class II:
Net asset value and redemption price per share, $39,098,262 / 415,199 outstanding shares of beneficial interest	$94.17

Class III:
Net asset value and redemption price per share, $2,743,655 / 28,370 outstanding shares of beneficial interest	$96.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $771,559 foreign withholding tax)	$64,139,986
Affiliated dividend income	3,900,814
Income from securities lending, net (including affiliated income of $445,782)	497,937

Total income	68,538,737

EXPENSES
Management fee	22,579,464
Distribution fee—Class II	10,172
Distribution fee—Class III	3,521
Administration fee—Class II	6,103
Custodian and accounting fees	275,194
Trustees’ fees	92,259
Professional Fees	83,194
Shareholders’ reports	42,886
Audit fee	29,150
Transfer agent’s fees and expenses (including affiliated expense of $7,478)	11,168
Miscellaneous	110,029

Total expenses	23,243,140

NET INVESTMENT INCOME (LOSS)	45,295,597

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,759))	878,768,293
Foreign currency transactions	(154,594)

878,613,699

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,065)	489,314,475
Foreign currencies	3,830

489,318,305

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,367,932,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,413,227,601

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$45,295,597	$47,777,255
Net realized gain (loss) on investment and foreign currency transactions	878,613,699	(13,169,110)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	489,318,305	(1,609,389,489)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,413,227,601	(1,574,781,344)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	15,963,040	3,644,403
Net asset value of shares issued in merger	124,013,410	—
Portfolio shares purchased	(352,109,688)	(325,685,209)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(212,133,238)	(322,040,806)

TOTAL INCREASE (DECREASE)	1,201,094,363	(1,896,822,150)
NET ASSETS:
Beginning of year	4,485,381,612	6,382,203,762

End of year	$5,686,475,975	$4,485,381,612

SEE NOTES TO FINANCIAL STATEMENTS.

A147

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$73.47	$98.09	$81.50	$63.18	$49.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.77	0.76	0.40	0.53	0.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	23.12	(25.38)	16.19	17.79	13.50

Total from investment operations	23.89	(24.62)	16.59	18.32	14.16

Capital Contributions	—	—	—	—	—	(c)(d)

Net Asset Value, end of year	$97.36	$73.47	$98.09	$81.50	$63.18

Total Return(e)	32.52%	(25.10)%	20.36%	29.00%	28.89	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,644.6	$4,482.9	$6,379.2	$5,672.4	$4,711.0
Average net assets (in millions)	$5,012.2	$5,044.7	$6,084.1	$4,776.8	$4,406.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.46%	0.46%	0.46%	0.47%	0.47%
Expenses before waivers and/or expense reimbursement	0.46%	0.46%	0.46%	0.47%	0.47%
Net investment income (loss)	0.90%	0.95%	0.45%	0.80%	1.16%
Portfolio turnover rate(h)	77%	22%	29%	62%	43%

Class II
	Year Ended December 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$71.35		$95.64	$79.78	$62.09	$48.37

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01	)(b)	0.43	0.04	0.26	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.83		(24.72)	15.82	17.43	13.29

Total from investment operations	22.82		(24.29)	15.86	17.69	13.72

Capital Contributions	—		—	—	—	—	(c)(d)

Net Asset Value, end of year	$94.17		$71.35	$95.64	$79.78	$62.09

Total Return(e)	31.98%		(25.40)%	19.88%	28.49%	28.36	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$39.1		$1.6	$2.3	$2.0	$1.7
Average net assets (in millions)	$4.1		$1.8	$2.2	$1.7	$1.6
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.85%		0.86%	0.86%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.85%		0.86%	0.86%	0.87%	0.87%
Net investment income (loss)	(0.01)%		0.55%	0.04%	0.40%	0.76%
Portfolio turnover rate(h)	77%		22%	29%	62%	43%

SEE NOTES TO FINANCIAL STATEMENTS.

A148

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31,		April 26, 2021(i) through December 31,
	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$73.16	$97.92	$87.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.52	0.58	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	23.03	(25.34)	10.06

Total from investment operations	23.55	(24.76)	10.18

Net Asset Value, end of period	$96.71	$73.16	$97.92

Total Return(e)	32.19%	(25.29)%	11.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.7	$0.9	$0.6
Average net assets (in millions)	$1.4	$0.8	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.71%	0.71%	0.70	%(j)
Expenses before waivers and/or expense reimbursement	0.71%	0.71%	0.70	%(j)
Net investment income (loss)	0.61%	0.74%	0.18	%(j)
Portfolio turnover rate(h)	77%	22%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

PSF PGIM JENNISON GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 99.2%
Aerospace & Defense — 1.0%
Boeing Co. (The)*	118,401	$30,862,405

Automobile Components — 0.3%
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	193,390	8,377,655

Automobiles — 3.4%
Tesla, Inc.*	424,025	105,361,732

Banks — 0.3%
NU Holdings Ltd. (Brazil) (Class A Stock)*	1,117,498	9,308,758

Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc.*	101,017	41,102,807

Broadline Retail — 9.5%
Amazon.com, Inc.*	1,554,662	236,215,344
MercadoLibre, Inc. (Brazil)*	36,195	56,881,891

		293,097,235

Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The)	63,382	24,450,874
Moody’s Corp.	83,990	32,803,135

		57,254,009

Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	99,132	65,435,051

Electronic Equipment, Instruments & Components — 0.5%
Keysight Technologies, Inc.*	97,522	15,514,775

Entertainment — 2.2%
Netflix, Inc.*	139,179	67,763,471

Financial Services — 5.7%
Mastercard, Inc. (Class A Stock)	200,380	85,464,074
Visa, Inc. (Class A Stock)(a)	349,854	91,084,489

		176,548,563

Ground Transportation — 1.8%
Uber Technologies, Inc.*	922,202	56,779,977

Health Care Equipment & Supplies — 1.3%
Intuitive Surgical, Inc.*	117,939	39,787,901

Health Care Providers & Services — 1.7%
UnitedHealth Group, Inc.	99,169	52,209,503

Hotels, Restaurants & Leisure — 2.3%
Airbnb, Inc. (Class A Stock)*	147,342	20,059,140
Chipotle Mexican Grill, Inc.*	8,045	18,398,593
Marriott International, Inc. (Class A Stock)	140,428	31,667,918

		70,125,651

Interactive Media & Services — 8.4%
Alphabet, Inc. (Class A Stock)*	503,970	70,399,570
Alphabet, Inc. (Class C Stock)*	503,840	71,006,171
Meta Platforms, Inc. (Class A Stock)*	332,470	117,681,081

		259,086,822

IT Services — 2.4%
MongoDB, Inc.*(a)	86,013	35,166,415

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Snowflake, Inc. (Class A Stock)*	201,919	$40,181,881

		75,348,296

Media — 0.7%
Trade Desk, Inc. (The) (Class A Stock)*	319,038	22,957,974

Personal Care Products — 1.1%
L’Oreal SA (France)	66,898	33,348,703

Pharmaceuticals — 7.0%
AstraZeneca PLC (United Kingdom), ADR	548,965	36,972,793
Eli Lilly & Co.	185,935	108,385,230
Novo Nordisk A/S (Denmark), ADR(a)	679,409	70,284,861

		215,642,884

Semiconductors & Semiconductor Equipment — 14.3%
Advanced Micro Devices, Inc.*	814,373	120,046,724
ARM Holdings PLC, ADR*(a)	230,374	17,311,454
ASML Holding NV (Netherlands)	40,944	30,991,332
Broadcom, Inc.	78,566	87,699,298
NVIDIA Corp.	376,459	186,430,026

		442,478,834

Software — 17.0%
Adobe, Inc.*	91,874	54,812,028
Cadence Design Systems, Inc.*	139,893	38,102,657
Crowdstrike Holdings, Inc. (Class A Stock)*	154,268	39,387,706
HubSpot, Inc.*	28,104	16,315,496
Microsoft Corp.	670,504	252,136,324
Palo Alto Networks, Inc.*	30,134	8,885,914
Salesforce, Inc.*	229,609	60,419,312
ServiceNow, Inc.*	77,826	54,983,291

		525,042,728

Specialized REITs — 1.2%
American Tower Corp.	171,887	37,106,966

Specialty Retail — 3.5%
Home Depot, Inc. (The)	120,731	41,839,328
O’Reilly Automotive, Inc.*	35,398	33,630,932
TJX Cos., Inc. (The)	334,960	31,422,597

		106,892,857

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	713,474	137,365,149

Textiles, Apparel & Luxury Goods — 3.9%
Lululemon Athletica, Inc.*	105,396	53,887,921
LVMH Moet Hennessy Louis Vuitton SE (France)	56,634	46,017,228
NIKE, Inc. (Class B Stock)	181,080	19,659,856

		119,565,005

TOTAL COMMON STOCKS (cost $1,332,071,754)		3,064,365,711

SEE NOTES TO FINANCIAL STATEMENTS.

A150

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

PREFERRED STOCK — 0.4%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	136,549	$12,026,843

(cost $11,002,248)

TOTAL LONG-TERM INVESTMENTS (cost $1,343,074,002)		3,076,392,554

SHORT-TERM INVESTMENTS — 4.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	12,489,055	12,489,055
PGIM Institutional Money Market Fund (cost $136,261,182; includes $135,543,511 of cash collateral for securities on loan)(b)(wb)	136,472,349	136,417,760

TOTAL SHORT-TERM INVESTMENTS (cost $148,750,237)		148,906,815

TOTAL INVESTMENTS—104.4% (cost $1,491,824,239)		3,225,299,369

Liabilities in excess of other assets — (4.4)%		(136,260,502)

NET ASSETS — 100.0%		$3,089,038,867

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,707,210; cash collateral of $135,543,511 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$30,862,405	$—	$—
Automobile Components	8,377,655	—	—
Automobiles	105,361,732	—	—
Banks	9,308,758	—	—
Biotechnology	41,102,807	—	—
Broadline Retail	293,097,235	—	—
Capital Markets	57,254,009	—	—
Consumer Staples Distribution & Retail	65,435,051	—	—
Electronic Equipment, Instruments & Components	15,514,775	—	—
Entertainment	67,763,471	—	—
Financial Services	176,548,563	—	—
Ground Transportation	56,779,977	—	—
Health Care Equipment & Supplies	39,787,901	—	—
Health Care Providers & Services	52,209,503	—	—
Hotels, Restaurants & Leisure	70,125,651	—	—
Interactive Media & Services	259,086,822	—	—
IT Services	75,348,296	—	—
Media	22,957,974	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A151

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Personal Care Products	$—	$33,348,703	$—
Pharmaceuticals	215,642,884	—	—
Semiconductors & Semiconductor Equipment	442,478,834	—	—
Software	525,042,728	—	—
Specialized REITs	37,106,966	—	—
Specialty Retail	106,892,857	—	—
Technology Hardware, Storage & Peripherals	137,365,149	—	—
Textiles, Apparel & Luxury Goods	73,547,777	46,017,228	—
Preferred Stock
Automobiles	—	12,026,843	—
Short-Term Investments
Affiliated Mutual Funds	148,906,815	—	—

Total	$3,133,906,595	$91,392,774	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Software	17.0%
Semiconductors & Semiconductor Equipment	14.3
Broadline Retail	9.5
Interactive Media & Services	8.4
Pharmaceuticals	7.0
Financial Services	5.7
Affiliated Mutual Funds (4.4% represents investments purchased with collateral from securities on loan)	4.8
Technology Hardware, Storage & Peripherals	4.4
Textiles, Apparel & Luxury Goods	3.9
Automobiles	3.8
Specialty Retail	3.5
IT Services	2.4
Hotels, Restaurants & Leisure	2.3
Entertainment	2.2
Consumer Staples Distribution & Retail	2.1
Capital Markets	1.9

Ground Transportation	1.8%
Health Care Providers & Services	1.7
Biotechnology	1.3
Health Care Equipment & Supplies	1.3
Specialized REITs	1.2
Personal Care Products	1.1
Aerospace & Defense	1.0
Media	0.7
Electronic Equipment, Instruments & Components	0.5
Banks	0.3
Automobile Components	0.3

104.4
Liabilities in excess of other assets	(4.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$131,707,210	$(131,707,210)	$—

(1)  Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $131,707,210:
Unaffiliated investments (cost $1,343,074,002)	$3,076,392,554
Affiliated investments (cost $148,750,237)	148,906,815
Dividends and interest receivable	1,825,649
Receivable for Portfolio shares sold	290,208
Tax reclaim receivable	226,794
Prepaid expenses and other assets	82,793

Total Assets	3,227,724,813

LIABILITIES
Payable to broker for collateral for securities on loan	135,543,511
Management fee payable	1,547,337
Accrued expenses and other liabilities	780,892
Payable for investments purchased	371,034
Payable for Portfolio shares purchased	322,315
Payable to affiliate	111,084
Distribution fee payable	5,067
Trustees’ fees payable	1,980
Administration fee payable	1,615
Affiliated transfer agent fee payable	1,111

Total Liabilities	138,685,946

NET ASSETS	$3,089,038,867

Net assets were comprised of:
Partners’ Equity	$3,089,038,867

Class I:
Net asset value and redemption price per share, $3,064,603,017 / 21,631,489 outstanding shares of beneficial interest	$141.67

Class II:
Net asset value and redemption price per share, $12,227,389 / 91,841 outstanding shares of beneficial interest	$133.14

Class III:
Net asset value and redemption price per share, $12,208,461 / 86,758 outstanding shares of beneficial interest	$140.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $378,243 foreign withholding tax)	$16,712,127
Affiliated dividend income	634,850
Income from securities lending, net (including affiliated income of $244,916)	245,105

Total income	17,592,082

EXPENSES
Management fee	16,079,351
Distribution fee—Class II	90,406
Distribution fee—Class III	22,716
Administration fee—Class II	54,243
Custodian and accounting fees	168,663
Shareholders’ reports	55,555
Trustees’ fees	53,571
Professional Fees	46,293
Audit fee	29,150
Transfer agent’s fees and expenses (including affiliated expense of $6,367)	11,167
Miscellaneous	69,112

Total expenses	16,680,227

NET INVESTMENT INCOME (LOSS)	911,855

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,803))	238,795,616
Foreign currency transactions	(47,866)

238,747,750

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,257)	881,016,194
Foreign currencies	(200)

881,015,994

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,119,763,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,120,675,599

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$911,855	$(566,592)
Net realized gain (loss) on investment and foreign currency transactions	238,747,750	8,027,528
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	881,015,994	(1,356,766,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,120,675,599	(1,349,305,465)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	38,128,467	43,664,186
Portfolio shares purchased	(229,754,606)	(187,156,630)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(191,626,139)	(143,492,444)

TOTAL INCREASE (DECREASE)	929,049,460	(1,492,797,909)
NET ASSETS:
Beginning of year	2,159,989,407	3,652,787,316

End of year	$3,089,038,867	$2,159,989,407

SEE NOTES TO FINANCIAL STATEMENTS.

A153

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$92.29		$147.90	$127.49	$81.62	$61.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05		(0.01)	(0.45)	(0.13)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	49.33		(55.60)	20.86	46.00	20.32

Total from investment operations.	49.38		(55.61)	20.41	45.87	20.41

Capital Contributions	—		—	—	—	—	(c)(d)

Net Asset Value, end of year	$141.67		$92.29	$147.90	$127.49	$81.62

Total Return(e)	53.51%		(37.60)%	16.01%	56.20%	33.34	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,065		$2,111	$3,566	$3,260	$2,242
Average net assets (in millions)	$2,635		$2,537	$3,435	$2,606	$2,073
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.62%		0.62%	0.61%	0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.62%		0.62%	0.61%	0.62%	0.62%
Net investment income (loss)	0.04%		(0.01)%	(0.32)%	(0.13)%	0.13%
Portfolio turnover rate(h)	32%		32%	40%	56%	41%

Class II
	Year Ended December 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$87.07		$140.11	$121.26	$77.94	$58.68

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.37	)(b)	(0.43)	(0.95)	(0.49)	(0.19)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	46.44		(52.61)	19.80	43.81	19.45

Total from investment operations	46.07		(53.04)	18.85	43.32	19.26

Capital Contributions	—		—	—	—	—	(c)(d)

Net Asset Value, end of year	$133.14		$87.07	$140.11	$121.26	$77.94

Total Return(e)	52.89%		(37.85)%	15.55%	55.57%	32.82	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12		$43	$82	$88	$66
Average net assets (in millions)	$36		$55	$85	$72	$64
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.02%		1.02%	1.01%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.02%		1.02%	1.01%	1.02%	1.02%
Net investment income (loss)	(0.35)%		(0.42)%	(0.72)%	(0.53)%	(0.27)%
Portfolio turnover rate(h)	32%		32%	40%	56%	41%

SEE NOTES TO FINANCIAL STATEMENTS.

A154

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31,			April 26, 2021(i) through December 31,
	2023		2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$91.90		$147.64	$132.99

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.25	)(b)	(0.24)	(0.59)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	49.07		(55.50)	15.24

Total from investment operations	48.82		(55.74)	14.65

Net Asset Value, end of period	$140.72		$91.90	$147.64

Total Return(e)	53.12%		(37.75)%	11.02%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12		$6	$5
Average net assets (in millions)	$9		$6	$2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87%		0.86%	0.86	%(j)
Expenses before waivers and/or expense reimbursement	0.87%		0.86%	0.86	%(j)
Net investment income (loss)	(0.21)%		(0.23)%	(0.58	)%(j)
Portfolio turnover rate(h)	32%		32%	40%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

PSF PGIM JENNISON VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS
Aerospace & Defense — 3.5%
Airbus SE (France)	127,324	$19,670,080
Boeing Co. (The)*	64,959	16,932,213
RTX Corp.(a)	224,618	18,899,358

		55,501,651

Automobile Components — 0.9%
Aptiv PLC*	159,716	14,329,719

Automobiles — 1.6%
General Motors Co.(a)	674,804	24,238,960

Banks — 12.0%
Bank of America Corp.	1,534,027	51,650,689
JPMorgan Chase & Co.	374,389	63,683,569
PNC Financial Services Group, Inc. (The)	238,388	36,914,382
Truist Financial Corp.	959,775	35,434,893

		187,683,533

Beverages — 1.5%
PepsiCo, Inc.	136,459	23,176,196

Biotechnology — 3.5%
AbbVie, Inc.	191,338	29,651,650
Amgen, Inc.	88,004	25,346,912

		54,998,562

Building Products — 1.2%
Johnson Controls International PLC	315,064	18,160,289

Capital Markets — 4.1%
Blackstone, Inc.(a)	213,483	27,949,194
Goldman Sachs Group, Inc. (The)	95,400	36,802,458

		64,751,652

Chemicals — 3.9%
DuPont de Nemours, Inc.	244,121	18,780,229
Linde PLC	102,789	42,216,470

		60,996,699

Communications Equipment — 1.8%
Cisco Systems, Inc.	554,486	28,012,633

Consumer Staples Distribution & Retail — 2.3%
Walmart, Inc.	232,142	36,597,186

Electric Utilities — 1.7%
PG&E Corp.	1,506,903	27,169,461

Food Products — 1.3%
Mondelez International, Inc. (Class A Stock)	288,178	20,872,732

Ground Transportation — 1.3%
Union Pacific Corp.	84,922	20,858,542

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	215,735	23,745,951
GE HealthCare Technologies, Inc.	227,034	17,554,269

		41,300,220

Health Care Providers & Services — 2.3%
Centene Corp.*	226,000	16,771,460

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Cigna Group (The)	64,860	$19,422,327

		36,193,787

Hotels, Restaurants & Leisure — 2.3%
McDonald’s Corp.	118,950	35,269,864

Household Products — 1.7%
Procter & Gamble Co. (The)	176,642	25,885,119

Industrial Conglomerates — 1.2%
General Electric Co.	148,136	18,906,598

Insurance — 5.9%
Chubb Ltd.(a)	188,353	42,567,778
Marsh & McLennan Cos., Inc.	109,819	20,807,406
MetLife, Inc.	431,911	28,562,274

		91,937,458

Interactive Media & Services — 3.0%
Alphabet, Inc. (Class A Stock)*	137,568	19,216,874
Meta Platforms, Inc. (Class A Stock)*	80,081	28,345,471

		47,562,345

Machinery — 4.6%
Deere & Co.	27,702	11,077,199
Fortive Corp.	215,433	15,862,332
Otis Worldwide Corp.(a)	280,972	25,138,565
Parker-Hannifin Corp.	41,866	19,287,666

		71,365,762

Multi-Utilities — 3.4%
CenterPoint Energy, Inc.(a)	813,746	23,248,723
NiSource, Inc.	1,107,381	29,400,966

		52,649,689

Office REITs — 2.4%
Alexandria Real Estate Equities, Inc.	293,421	37,196,980

Oil, Gas & Consumable Fuels — 7.7%
Chevron Corp.	224,987	33,559,061
ConocoPhillips	222,834	25,864,342
Exxon Mobil Corp.(a)	369,965	36,989,101
Williams Cos., Inc. (The)	706,770	24,616,799

		121,029,303

Passenger Airlines — 0.9%
Delta Air Lines, Inc.	334,234	13,446,234

Pharmaceuticals — 5.4%
AstraZeneca PLC (United Kingdom), ADR	447,575	30,144,176
Bristol-Myers Squibb Co.	484,170	24,842,763
Eli Lilly & Co.	52,076	30,356,142

		85,343,081

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.*	144,007	21,228,072
Broadcom, Inc.	27,356	30,536,135
Intel Corp.	250,546	12,589,936
Lam Research Corp.	14,968	11,723,836

		76,077,979

SEE NOTES TO FINANCIAL STATEMENTS.

A156

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software — 4.1%
Microsoft Corp.	93,540	$35,174,782
Oracle Corp.	102,693	10,826,923
Salesforce, Inc.*	71,336	18,771,355

		64,773,060

Specialized REITs — 1.2%
Gaming & Leisure Properties, Inc.	388,437	19,169,366

Specialty Retail — 0.7%
Lowe’s Cos., Inc.	51,807	11,529,648

Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	80,995	15,593,967
Dell Technologies, Inc. (Class C Stock)	402,773	30,812,135

		46,406,102

TOTAL LONG-TERM INVESTMENTS (cost $984,424,915)		1,533,390,410

SHORT-TERM INVESTMENTS — 9.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	32,523,439	32,523,439
PGIM Institutional Money Market Fund (cost $123,010,364; includes $122,290,863 of cash collateral for securities on loan)(b)(wb)	123,066,978	123,017,752

TOTAL SHORT-TERM INVESTMENTS (cost $155,533,803)		155,541,191

TOTAL INVESTMENTS—107.8% (cost $1,139,958,718)		1,688,931,601

Liabilities in excess of other assets — (7.8)%		(121,834,322)

NET ASSETS — 100.0%		$1,567,097,279

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $119,027,063; cash collateral of $122,290,863 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$35,831,571	$19,670,080	$—
Automobile Components	14,329,719	—	—
Automobiles	24,238,960	—	—
Banks	187,683,533	—	—
Beverages	23,176,196	—	—
Biotechnology	54,998,562	—	—
Building Products	18,160,289	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A157

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Capital Markets	$64,751,652	$—	$—
Chemicals	60,996,699	—	—
Communications Equipment	28,012,633	—	—
Consumer Staples Distribution & Retail	36,597,186	—	—
Electric Utilities	27,169,461	—	—
Food Products	20,872,732	—	—
Ground Transportation	20,858,542	—	—
Health Care Equipment & Supplies	41,300,220	—	—
Health Care Providers & Services	36,193,787	—	—
Hotels, Restaurants & Leisure	35,269,864	—	—
Household Products	25,885,119	—	—
Industrial Conglomerates	18,906,598	—	—
Insurance	91,937,458	—	—
Interactive Media & Services	47,562,345	—	—
Machinery	71,365,762	—	—
Multi-Utilities	52,649,689	—	—
Office REITs	37,196,980	—	—
Oil, Gas & Consumable Fuels	121,029,303	—	—
Passenger Airlines	13,446,234	—	—
Pharmaceuticals	85,343,081	—	—
Semiconductors & Semiconductor Equipment	76,077,979	—	—
Software	64,773,060	—	—
Specialized REITs	19,169,366	—	—
Specialty Retail	11,529,648	—	—
Technology Hardware, Storage & Peripherals.	46,406,102	—	—
Short-Term Investments
Affiliated Mutual Funds	155,541,191	—	—

Total	$1,669,261,521	$19,670,080	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Banks	12.0%
Affiliated Mutual Funds (7.8% represents investments purchased with collateral from securities on loan)	9.9
Oil, Gas & Consumable Fuels	7.7
Insurance	5.9
Pharmaceuticals	5.4
Semiconductors & Semiconductor Equipment	4.9
Machinery	4.6
Software	4.1
Capital Markets	4.1
Chemicals	3.9
Aerospace & Defense	3.5
Biotechnology	3.5
Multi-Utilities	3.4
Interactive Media & Services	3.0
Technology Hardware, Storage & Peripherals	3.0
Health Care Equipment & Supplies	2.6
Office REITs	2.4
Consumer Staples Distribution & Retail	2.3
Health Care Providers & Services	2.3

Hotels, Restaurants & Leisure	2.3%
Communications Equipment	1.8
Electric Utilities	1.7
Household Products	1.7
Automobiles	1.6
Beverages	1.5
Food Products	1.3
Ground Transportation	1.3
Specialized REITs	1.2
Industrial Conglomerates	1.2
Building Products	1.2
Automobile Components	0.9
Passenger Airlines	0.9
Specialty Retail	0.7

107.8
Liabilities in excess of other assets	(7.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A158

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$119,027,063	$(119,027,063)	$—

(1) Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $119,027,063:
Unaffiliated investments (cost $984,424,915)	$1,533,390,410
Affiliated investments (cost $155,533,803)	155,541,191
Cash	49
Dividends receivable	1,190,678
Tax reclaim receivable	726,207
Receivable for Portfolio shares sold	66,774
Prepaid expenses and other assets	194,048

Total Assets	1,691,109,357

LIABILITIES
Payable to broker for collateral for securities on loan	122,290,863
Accrued expenses and other liabilities	770,407
Management fee payable	520,582
Payable to affiliate	282,146
Payable for Portfolio shares purchased	141,812
Distribution fee payable	2,761
Administration fee payable	1,246
Trustees’ fees payable	1,150
Affiliated transfer agent fee payable	1,111

Total Liabilities	124,012,078

NET ASSETS	$1,567,097,279

Net assets were comprised of:
Partners’ Equity	$1,567,097,279

Class I:
Net asset value and redemption price per share, $1,553,751,305 / 30,734,623 outstanding shares of beneficial interest	$50.55

Class II:
Net asset value and redemption price per share, $9,994,203 / 205,128 outstanding shares of beneficial interest	$48.72

Class III:
Net asset value and redemption price per share, $3,351,771 / 66,746 outstanding shares of beneficial interest	$50.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $147,235 foreign withholding tax)	$30,734,525
Affiliated dividend income	2,398,173
Affiliated income from securities lending, net	99,345

Total income	33,232,043

EXPENSES
Management fee	5,851,877
Distribution fee—Class II	23,470
Distribution fee—Class III	6,456
Administration fee—Class II	14,082
Custodian and accounting fees	102,277
Shareholders’ reports	52,925
Professional Fees	38,316
Trustees’ fees	32,571
Audit fee	29,150
Transfer agent’s fees and expenses (including affiliated expense of $6,367)	11,167
Miscellaneous	43,636

Total expenses	6,205,927

NET INVESTMENT INCOME (LOSS)	27,026,116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,040))	117,007,195
Foreign currency transactions	(920)

117,006,275

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,183))	66,138,560

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	183,144,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$210,170,951

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,026,116	$24,976,929
Net realized gain (loss) on investment and foreign currency transactions	117,006,275	77,622,198
Net change in unrealized appreciation (depreciation) on investments	66,138,560	(232,639,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,170,951	(130,040,063)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	38,644,895	20,960,956
Portfolio shares purchased	(124,920,304)	(105,411,031)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(86,275,409)	(84,450,075)

TOTAL INCREASE (DECREASE)	123,895,542	(214,490,138)
NET ASSETS:
Beginning of year	1,443,201,737	1,657,691,875

End of year	$1,567,097,279	$1,443,201,737

SEE NOTES TO FINANCIAL STATEMENTS.

A160

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$43.88	$47.64	$37.28	$35.99	$28.55

Income (Loss) From Investment Operations:
Net investment income (loss)	0.85	0.74	0.61	0.66	0.67
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.82	(4.50)	9.75	0.63	6.77

Total from investment operations	6.67	(3.76)	10.36	1.29	7.44

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$50.55	$43.88	$47.64	$37.28	$35.99

Total Return(d)	15.20%	(7.89)%	27.79%	3.58%	26.06	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,553.8	$1,431.5	$1,646.0	$1,371.2	$1,429.9
Average net assets (in millions)	$1,451.0	$1,479.3	$1,543.8	$1,236.8	$1,354.1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.43%	0.43%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.43%	0.43%
Net investment income (loss)	1.85%	1.68%	1.40%	2.03%	2.04%
Portfolio turnover rate(g)	33%	23%	17%	32%	25%

Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$42.46	$46.28	$36.36	$35.25	$28.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.64	0.55	0.42	0.51	0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.62	(4.37)	9.50	0.60	6.65

Total from investment operations	6.26	(3.82)	9.92	1.11	7.18

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$48.72	$42.46	$46.28	$36.36	$35.25

Total Return(d)	14.74%	(8.25)%	27.28%	3.15%	25.58	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.0	$9.2	$10.7	$9.0	$8.7
Average net assets (in millions)	$9.4	$9.5	$10.1	$7.9	$7.4
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.82%	0.83%	0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.82%	0.82%	0.83%	0.83%
Net investment income (loss)	1.45%	1.28%	1.00%	1.62%	1.63%
Portfolio turnover rate(g)	33%	23%	17%	32%	25%

SEE NOTES TO FINANCIAL STATEMENTS.

A161

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31,		April 26, 2021(h) through December 31,
	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$43.70	$47.56	$42.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.72	0.62	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.80	(4.48)	4.50

Total from investment operations	6.52	(3.86)	4.79

Net Asset Value, end of period	$50.22	$43.70	$47.56

Total Return(d)	14.92%	(8.12)%	11.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.4	$2.6	$1.0
Average net assets (in millions)	$2.6	$1.7	$0.4
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.67%	0.67%	0.66	%(i)
Expenses before waivers and/or expense reimbursement	0.67%	0.67%	0.66	%(i)
Net investment income (loss)	1.58%	1.41%	0.92	%(i)
Portfolio turnover rate(g)	33%	23%	17%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

PSF PGIM TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 100.1%
ASSET-BACKED SECURITIES — 21.7%
Automobiles — 1.0%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26	300	$289,440
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27	600	559,705
Series 2023-03A, Class B, 144A
6.120%	02/22/28	1,200	1,208,223
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D
1.730%	07/15/26	114	112,646
Series 2021-02A, Class C
0.980%	06/15/26	4	3,807
Series 2021-02A, Class D
1.400%	04/15/27	20	18,883
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A
2.630%	06/25/26	200	189,547
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	2,300	2,082,922
Series 2021-02A, Class B, 144A
2.120%	12/27/27	200	180,650
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A
2.050%	12/26/25	100	96,244
Series 2022-02A, Class B, 144A
2.650%	06/26/28	400	361,683
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A
33.784%	01/25/28	667	717,482
Series 2020-02, Class D, 144A
1.487%	02/25/28	13	13,025
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,500	3,427,271
Series 2019-01A, Class B, 144A
3.950%	11/14/28	800	773,026
Series 2023-01A, Class C, 144A
6.140%	02/14/31	1,300	1,298,863
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32	272	272,035
Series 2022-C, Class E, 144A
11.366%	12/15/32	161	163,256
Series 2023-B, Class F, 144A
12.240%	12/15/33	800	803,310
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26	153	150,709
Series 2020-03, Class D
1.640%	11/16/26	807	792,758

			13,515,485

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 19.2%
AlbaCore Euro CLO DAC (Ireland),
Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)
6.565%(c)	07/15/35	EUR	5,500	$6,046,655
Allegro CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.827%(c)	07/20/32		3,750	3,747,470
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2023-26A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)
7.597%(c)	07/19/34		10,000	10,071,817
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
4.735%(c)	04/15/32	EUR	10,000	10,863,071
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)
7.101%(c)	07/15/30		4,750	4,763,114
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	01/20/32		4,500	4,497,741
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.830%(c)	01/25/35		9,000	8,975,784
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.701%(c)	05/17/31		2,884	2,881,819
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	6,500	7,011,057
Series 2021-02A, Class A2B, 144A
2.100%	10/15/35	EUR	6,250	5,906,822
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)
4.752%(c)	11/15/31	EUR	9,981	10,797,578
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)
6.640%(c)	04/24/31		1,482	1,481,868
Series 2015-01A, Class ARR, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.784%(c)	01/22/31		1,858	1,861,312
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)
6.885%(c)	10/15/29		2,420	2,420,311
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		85	84,797

SEE NOTES TO FINANCIAL STATEMENTS.

A163

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.824%(c)	01/22/31		1,859	$1,858,959
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.665%(c)	04/15/31		5,913	5,913,287
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)
6.670%(c)	04/26/31		3,495	3,493,507
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		5,000	4,982,214
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.094%(c)	11/17/32	EUR	10,500	11,473,118
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		2,757	2,752,451
ICG Euro CLO DAC (Ireland),
Series 2023-02A, Class A1, 144A, 3 Month EURIBOR + 1.730% (Cap N/A, Floor 1.730%)
5.639%(c)	01/26/38	EUR	10,000	11,039,500
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.670%(c)	04/25/31		1,906	1,905,243
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		6,625	6,621,531
Series 2019-14A, Class A2R, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)
7.427%(c)	10/20/34		6,750	6,750,751
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.760%(c)	04/25/32		2,000	2,001,240
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	04/21/31		3,347	3,348,375
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.775%(c)	07/15/31		5,885	5,880,297
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.352%)
6.767%(c)	07/20/32		5,000	4,996,642
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30		730	730,819

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	10/15/34		7,000	$6,947,072
Rad CLO Ltd. (Cayman Islands),
Series 2019-05A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.780%(c)	07/24/32		9,650	9,650,897
Series 2023-19A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.416%(c)	04/20/35		10,800	10,874,215
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.707%(c)	04/20/31		3,750	3,743,436
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)
6.742%(c)	05/07/31		4,713	4,703,125
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.750%(c)	04/25/31		1,489	1,489,366
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month SOFR + 1.790% (Cap N/A, Floor 1.790%)
7.123%(c)	01/20/37		6,500	6,498,856
Sona Fios CLO DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)
5.788%(c)	07/15/36	EUR	8,750	9,659,234
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.711%(c)	01/26/31		3,056	3,052,724
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34		3,000	2,996,697
Series 2017-01A, Class BRR, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)
7.352%(c)	10/29/34		4,000	3,964,892
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30		1,911	1,911,886
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.817%(c)	01/20/31		2,233	2,235,183
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1R, 144A
—%(p)	01/20/36		4,500	4,500,000
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)
7.466%(c)	07/15/34		8,750	8,795,478

SEE NOTES TO FINANCIAL STATEMENTS.

A164

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Toro European CLO DAC (Ireland),
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	07/15/34	EUR	8,000	$8,643,896
Trinitas CLO Ltd. (Cayman Islands),
Series 2023-26A, Class A1, 144A
—%(p)	01/20/35		7,500	7,500,000
Trinitas Euro CLO DAC (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)
7.715%(c)	04/15/35	EUR	4,500	4,974,549
Venture CLO Ltd. (Cayman Islands),
Series 2018-32A, Class A1, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.757%(c)	07/18/31		298	297,751
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
6.610%(c)	04/25/31		2,639	2,638,589
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/31		2,750	2,751,217
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31		5,732	5,731,654
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34		1,750	1,743,146

				270,463,013

Consumer Loans — 0.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	349	256,296
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		300	276,639
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A
2.190%	08/21/34		304	297,422
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,500	1,381,997
Series 2023-01A, Class A, 144A
5.500%	06/14/38		5,500	5,565,028
Series 2023-02A, Class C, 144A
6.740%	09/15/36		700	712,626
Series 2023-02A, Class D, 144A
7.520%	09/15/36		800	818,356
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A
3.070%	03/15/32		1,200	1,143,955

				10,452,319

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Credit Cards — 0.0%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
6.167%(c)	03/15/29	GBP	300	$382,544
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
5.997%(c)	07/15/29	GBP	300	382,241

				764,785

Home Equity Loans — 0.2%
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month SOFR + 3.039% (Cap N/A, Floor 2.925%)
8.395%(c)	10/25/31		134	133,881
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.038%(c)	03/25/54		695	697,492
Series 2023-HE03, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
6.937%(c)	05/25/54		235	235,000
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month SOFR + 1.314% (Cap N/A, Floor 1.200%)
6.670%(c)	08/25/35		45	43,744
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month SOFR + 1.134% (Cap N/A, Floor 1.020%)
6.490%(c)	10/25/33		37	36,504
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63		384	393,222
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A
7.294%(cc)	10/25/63		1,178	1,205,056

				2,744,899

Other — 0.2%
Goodleap Sustainable Home Solutions Trust,
Series 2023-03C, Class A, 144A
6.500%	07/20/55		481	494,152
Series 2023-04C, Class A, 144A
6.480%	03/20/57		600	624,395
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24		1,150	1,127,089

				2,245,636

Residential Mortgage-Backed Securities — 0.2%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W10, Class A2, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
3.826%(c)	10/25/34		386	368,396

SEE NOTES TO FINANCIAL STATEMENTS.

A165

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)
5.956%(c)	11/25/60	EUR	262	$272,523
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
5.818%(c)	09/27/75	EUR	916	994,379
TFS (Spain),
Series 2018-03
0.000%(s)	04/16/40^	EUR	—(r)	1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.250%
7.083%(c)	03/15/26^	EUR	1,516	1,422,438

				3,057,737

Student Loans — 0.2%
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
0.000%	02/25/43		2,980	597,445
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		641	604,411
Series 2018-D, Class A, 144A
0.000%(cc)	11/25/43		661	628,055
Series 2019-A, Class R, 144A
0.000%	10/25/48		1,169	233,842
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69		26	23,400
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month SOFR + 3.364% (Cap N/A, Floor 1.250%)
8.720%(c)	11/29/24		1,062	1,062,309

				3,149,462

TOTAL ASSET-BACKED SECURITIES (cost $312,308,548)				306,393,336

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.2%
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50		9,151	8,712,179
Series 2017-BNK05, Class A4
3.131%	06/15/60		4,400	4,130,691
Series 2017-BNK06, Class A4
3.254%	07/15/60		920	869,933
Series 2017-BNK08, Class A3
3.229%	11/15/50		1,332	1,244,232
Series 2019-BN18, Class A3
3.325%	05/15/62		1,500	1,342,132
Series 2020-BN29, Class A3
1.742%	11/15/53		1,000	781,353
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49		927	877,282

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	$1,045,541
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	442,554
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	362,189
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,560	1,259,537
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	3,400	3,179,027
Series 2020-B18, Class A4
1.672%	07/15/53	2,900	2,364,029
Series 2020-B21, Class A4
1.704%	12/17/53	1,000	817,839
Series 2020-IG01, Class A3
2.687%	09/15/43	5,000	4,013,123
Series 2023-B40, Class A2
6.930%	12/15/56	2,800	2,954,956
Series 2023-V02, Class A3
5.812%(cc)	05/15/55	7,000	7,171,976
Series 2023-V03, Class A3
6.363%(cc)	07/15/56	6,000	6,285,748
BMARK,
Series 2023-V04, Class A3
6.841%(cc)	11/15/56	5,900	6,309,012
BPR Trust,
Series 2023-BRK02, Class A, 144A
6.899%(cc)	11/05/28	2,300	2,408,376
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.000%)
7.476%(c)	10/15/36	2,125	2,108,793
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.300%)
7.776%(c)	10/15/36	1,360	1,339,258
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.650%)
8.126%(c)	10/15/36	2,975	2,926,441
Series 2021-ACNT, Class E, 144A, 1 Month SOFR + 2.311% (Cap N/A, Floor 2.197%)
7.673%(c)	11/15/38	3,350	3,257,496
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.062%(c)	01/15/39	5,000	4,811,787
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	7,700	7,313,936
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	3,500	3,257,528
CENT Trust,
Series 2023-CITY, Class A, 144A, 1 Month SOFR + 2.620% (Cap N/A, Floor 2.620%)
7.982%(c)	09/15/38	2,750	2,763,782

SEE NOTES TO FINANCIAL STATEMENTS.

A166

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFK Trust,
Series 2020-MF02, Class A, 144A
2.387%	03/15/39	6,550	$5,694,280
Citigroup Commercial Mortgage Trust,
Series 2020-GC46, Class A2
2.708%	02/15/53	3,265	2,933,767
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month SOFR + 2.880% (Cap N/A, Floor 2.766%)
8.237%(c)	11/15/37	1,327	1,317,110
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47	3,034	2,988,319
Series 2016-COR01, Class A3
2.826%	10/10/49	2,474	2,308,547
Series 2017-COR02, Class A2
3.239%	09/10/50	3,829	3,589,256
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)
7.559%(c)	05/15/36	2,594	2,575,059
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,200	1,085,083
DBGS Mortgage Trust,
Series 2018-BIOD, Class G, 144A, 1 Month SOFR + 2.796% (Cap N/A, Floor 2.500%)
8.158%(c)	05/15/35	2,990	2,898,328
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	948,849
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	4,857	4,585,556
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	2,391,209
FHLMC Multifamily Structured Pass-Through Certificates,
Series K044, Class X1, IO
0.738%(cc)	01/25/25	60,799	367,192
Series K053, Class X1, IO
0.870%(cc)	12/25/25	83,710	1,162,836
Series K055, Class X1, IO
1.336%(cc)	03/25/26	12,584	320,690
Series KG03, Class X1, IO
1.376%(cc)	06/25/30	29,097	1,989,406
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3
3.119%	05/10/50	2,849	2,765,368
Series 2017-GS06, Class A2
3.164%	05/10/50	3,239	3,031,930
Series 2019-GC38, Class A3
3.703%	02/10/52	5,800	5,407,120
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	304,931

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,035	$986,456
Series 2017-C05, Class A4
3.414%	03/15/50	1,321	1,247,179
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,353,679
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	1,267	1,196,653
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	1,981,310
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	5,000	4,389,251
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	2,575,196
Series 2017-HR02, Class A3
3.330%	12/15/50	5,450	5,099,838
Series 2019-L03, Class A3
2.874%	11/15/52	1,183	1,044,296
Series 2019-MEAD, Class E, 144A
3.177%(cc)	11/10/36	575	463,254
MSWF Commercial Mortgage Trust,
Series 2023-01, Class A2
6.451%	05/15/56	4,000	4,129,664
Series 2023-02, Class A2
6.890%	12/15/56	4,400	4,616,065
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	130,540
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	1,886	1,775,432
Series 2017-C07, Class A3
3.418%	12/15/50	4,393	4,126,996
Series 2018-C10, Class A3
4.048%	05/15/51	2,187	2,068,961
Series 2019-C17, Class A3
2.669%	10/15/52	2,610	2,286,679
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	1,378	1,371,364
Series 2016-C32, Class A3
3.294%	01/15/59	1,977	1,901,404
Series 2016-C34, Class A3
2.834%	06/15/49	2,500	2,388,275
Series 2016-C35, Class A3
2.674%	07/15/48	4,067	3,855,584
Series 2017-C40, Class A3
3.317%	10/15/50	1,370	1,291,387
Series 2019-C54, Class A3
2.892%	12/15/52	1,200	1,065,045

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $199,561,349)			186,360,074

SEE NOTES TO FINANCIAL STATEMENTS.

A167

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 34.5%
Aerospace & Defense — 0.6%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	2,770	$2,277,316
3.400%	04/15/30	385	354,877
Boeing Co. (The),
Sr. Unsec’d. Notes
1.950%	02/01/24	20	19,934
2.196%	02/04/26	180	170,097
2.750%	02/01/26	90	86,151
2.850%	10/30/24	30	29,338
2.950%	02/01/30	30	27,075
3.900%	05/01/49	50	39,527
3.950%	08/01/59	1,450	1,113,334
5.930%	05/01/60	2,048	2,126,184
6.875%	03/15/39	20	22,862
7.950%	08/15/24	50	50,603
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	02/01/29(a)	200	202,278
7.875%	04/15/27	2,241	2,244,249
General Dynamics Corp.,
Gtd. Notes
1.150%	06/01/26	20	18,505
3.250%	04/01/25	10	9,804
3.500%	04/01/27	30	29,210
4.250%	04/01/40	5	4,672
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	40	36,186
4.400%	06/15/28	37	36,550
4.400%	06/15/28	15	14,826
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	10	7,148
4.500%	05/15/36	30	29,709
RTX Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/27	5	4,819

			8,955,254

Agriculture — 0.7%
Altria Group, Inc.,
Gtd. Notes
2.625%	09/16/26	35	33,086
3.400%	02/04/41	50	36,703
3.700%	02/04/51	100	70,616
3.875%	09/16/46	10	7,521
4.000%	02/04/61	5	3,654
4.400%	02/14/26	43	42,602
5.950%	02/14/49	30	30,537
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	1,570	1,402,942
2.726%	03/25/31	10	8,388
3.462%	09/06/29	10	9,205
3.557%	08/15/27	422	402,506
4.540%	08/15/47	20	15,382

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
6.343%	08/02/30	960	$1,004,784
BAT International Finance PLC (United Kingdom),
Gtd. Notes
5.931%	02/02/29	311	322,452
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	02/02/26	40	36,964
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.875%	02/13/26	25	25,071
5.000%	11/17/25	10	10,046
5.125%	02/15/30	6,085	6,193,444
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	13	12,850

			9,668,753

Airlines — 0.4%
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
3.875%	08/15/26	50	47,687
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	1,291	1,202,596
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31	35	31,682
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.750%	10/28/29	10	9,236
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	13	12,807
4.750%	10/20/28	75	73,498
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	21	21,060
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	3,355	3,370,437
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	40	36,847
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	50	42,101
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29	84	85,002
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27	15	14,723
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	825	804,639
4.625%	04/15/29	195	181,722

			5,934,037

SEE NOTES TO FINANCIAL STATEMENTS.

A168

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26(a)	600	$577,491
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	675	532,823

			1,110,314

Auto Manufacturers — 0.7%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
0.800%	04/01/24	40	39,521
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	10	8,319
4.750%	01/15/43	1,450	1,197,787
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	275	246,826
3.375%	11/13/25	725	693,543
4.134%	08/04/25	1,100	1,069,438
6.950%	03/06/26	400	409,840
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	17	16,708
5.000%	04/01/35	1,365	1,303,366
5.150%	04/01/38	1,000	945,893
5.200%	04/01/45	1,560	1,406,517
6.125%	10/01/25	40	40,517
6.600%	04/01/36	285	304,639
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25	70	68,866
Jr. Sub. Notes, Series C
5.700%(ff)	09/30/30(oo)	5	4,621
Sr. Unsec’d. Notes
2.350%	01/08/31	20	16,540
2.400%	04/10/28(a)	1,065	956,528
2.700%	08/20/27	38	35,046
2.700%	06/10/31	25	20,973
3.100%	01/12/32	20	17,039
5.100%	01/17/24	45	44,983
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.000%	09/17/24	30	29,031
1.800%	10/15/25	40	37,614
2.375%	10/15/27	15	13,527
2.650%	02/10/25	15	14,555
3.400%	06/20/24	40	39,556
Sr. Unsec’d. Notes, 144A, MTN
0.800%	01/08/24	60	59,959
1.800%	01/10/28	15	13,158
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
1.450%	03/02/26	150	139,920

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A
1.050%	03/08/24	90	$89,172
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26	54	48,574
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27	25	22,332
1.900%	04/06/28	50	45,395
2.150%	02/13/30	10	8,832
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.330%
5.697%(c)	01/11/24	100	99,998

			9,509,133

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	645	647,310
Aptiv PLC/Aptiv Corp.,
Gtd. Notes
4.150%	05/01/52	20	15,695
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	437	434,815
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27	350	347,714
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28	725	619,794

			2,065,328

Banks — 9.3%
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
1.849%	03/25/26	600	555,319
Sub. Notes
2.749%	12/03/30	1,000	827,195
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	1,655	1,635,160
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27	45	41,219
2.299%(ff)	07/21/32	20	16,337
2.572%(ff)	10/20/32	10	8,296
2.687%(ff)	04/22/32	2,565	2,165,820
3.419%(ff)	12/20/28	10	9,415
5.288%(ff)	04/25/34	2,295	2,301,459
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	740	702,217
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	50	40,839
1.922%(ff)	10/24/31	20	16,243
2.496%(ff)	02/13/31	92	79,068
3.093%(ff)	10/01/25	50	49,030
3.824%(ff)	01/20/28	3,410	3,278,796
3.974%(ff)	02/07/30	685	649,439

SEE NOTES TO FINANCIAL STATEMENTS.

A169

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.078%(ff)	04/23/40	2,340	$2,052,462
4.271%(ff)	07/23/29	945	911,917
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	5,020	4,242,410
Sub. Notes
2.482%(ff)	09/21/36	10	7,934
Sub. Notes, MTN
4.000%	01/22/25	1,122	1,106,732
Sub. Notes, Series L, MTN
3.950%	04/21/25	90	88,494
4.183%	11/25/27	50	48,627
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series H
3.700%(ff)	03/20/26(oo)	15	14,098
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	700	684,613
3.932%(ff)	05/07/25	480	476,969
5.829%(ff)	05/09/27	3,840	3,868,944
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	475	466,149
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
1.323%(ff)	01/13/27	710	654,982
1.904%(ff)	09/30/28	2,200	1,951,815
2.871%(ff)	04/19/32	1,815	1,533,567
BPCE SA (France),
Sr. Non-Preferred Notes, 144A, MTN
3.500%	10/23/27	300	281,666
Sub. Notes, 144A, MTN
4.500%	03/15/25	1,120	1,098,337
4.875%	04/01/26(a)	380	372,676
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26	600	599,053
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	1,880	1,665,698
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,445	1,346,476
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(a)(oo)	890	820,011
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26(oo)	25	21,519
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	10	8,253
2.561%(ff)	05/01/32	875	730,375
2.572%(ff)	06/03/31	70	59,798
2.666%(ff)	01/29/31	1,225	1,063,337
2.976%(ff)	11/05/30	20	17,828
3.200%	10/21/26	3,255	3,105,827
3.668%(ff)	07/24/28	30	28,601
3.785%(ff)	03/17/33	1,160	1,043,666
3.887%(ff)	01/10/28	1,725	1,668,869
3.980%(ff)	03/20/30	35	33,206
Sub. Notes
4.300%	11/20/26	110	107,799

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.450%	09/29/27		2,735	$2,671,793
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes, EMTN
1.750%(ff)	11/19/30	EUR	100	95,927
Sr. Non-Preferred Notes, MTN
3.700%	05/30/24		159	157,337
Sub. Notes
3.742%(ff)	01/07/33		2,415	1,975,230
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	264,898
4.250%	03/13/26		1,150	1,116,013
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28		200	218,082
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		950	852,794
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		50	45,741
1.992%(ff)	01/27/32		20	16,187
2.383%(ff)	07/21/32		1,480	1,216,899
2.600%	02/07/30		35	30,745
2.615%(ff)	04/22/32		4,715	3,957,702
2.650%(ff)	10/21/32		10	8,333
2.908%(ff)	07/21/42		25	18,272
3.272%(ff)	09/29/25(a)		4,063	3,994,651
3.436%(ff)	02/24/43		35	27,393
3.500%	01/23/25		20	19,616
3.691%(ff)	06/05/28		50	47,802
3.750%	02/25/26		125	122,150
3.814%(ff)	04/23/29		1,080	1,025,946
3.850%	01/26/27		1,765	1,718,127
6.484%(ff)	10/24/29		3,230	3,427,811
Sr. Unsec’d. Notes, GMTN, 3 Month SOFR + 2.012%
7.402%(c)	10/28/27		21	21,315
Sr. Unsec’d. Notes, MTN
4.800%	07/08/44		20	18,935
Sr. Unsec’d. Notes, Series VAR
1.093%(ff)	12/09/26		85	78,309
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29		545	561,859
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		1,025	1,008,751
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		1,940	1,868,756
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)		1,350	1,272,693
Jr. Sub. Notes, Series KK
3.650%(ff)	06/01/26(oo)		1,860	1,707,966
Sr. Unsec’d. Notes
0.563%(ff)	02/16/25		20	19,860
1.045%(ff)	11/19/26		20	18,520
1.578%(ff)	04/22/27		785	724,418
1.953%(ff)	02/04/32		130	105,805

SEE NOTES TO FINANCIAL STATEMENTS.

A170

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.069%(ff)	06/01/29	50	$44,329
2.301%(ff)	10/15/25	5	4,872
2.525%(ff)	11/19/41	2,330	1,652,432
2.545%(ff)	11/08/32	1,135	948,141
2.580%(ff)	04/22/32	1,775	1,502,236
2.947%(ff)	02/24/28	1,715	1,613,468
3.300%	04/01/26	1,110	1,073,867
3.782%(ff)	02/01/28	1,235	1,192,652
3.897%(ff)	01/23/49	10	8,321
3.960%(ff)	01/29/27	930	908,487
3.964%(ff)	11/15/48	985	828,478
4.005%(ff)	04/23/29	1,200	1,154,904
4.452%(ff)	12/05/29	17	16,665
Sub. Notes
2.956%(ff)	05/13/31	155	136,343
4.125%	12/15/26	40	39,225
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
5.110%	12/08/26	360	363,398
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.407%	03/07/24	45	44,822
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
5.748%(ff)	07/06/34	2,890	2,990,295
Morgan Stanley,
Sr. Unsec’d. Notes
5.123%(ff)	02/01/29	1,945	1,952,785
5.449%(ff)	07/20/29	860	876,275
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	15	13,706
2.239%(ff)	07/21/32	4,318	3,528,334
2.699%(ff)	01/22/31	35	30,659
4.431%(ff)	01/23/30	1,340	1,305,322
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	1,015	809,881
1.928%(ff)	04/28/32	193	155,074
2.511%(ff)	10/20/32	1,590	1,318,709
2.943%(ff)	01/21/33	1,470	1,249,428
3.125%	07/27/26	2,725	2,608,610
5.250%(ff)	04/21/34	2,230	2,227,697
Sub. Notes
2.484%(ff)	09/16/36	20	15,875
Sub. Notes, GMTN
4.350%	09/08/26	756	742,398
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.200%	11/01/24	21	20,413
5.582%(ff)	06/12/29	2,390	2,437,883
Societe Generale SA (France),
Gtd. Notes, 144A
2.797%(ff)	01/19/28	2,210	2,050,079
Sr. Non-Preferred Notes, 144A
2.889%(ff)	06/09/32	250	206,164
3.337%(ff)	01/21/33	1,330	1,111,048

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26	25	$24,188
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.364%	07/12/27	50	47,548
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
10.092%(c)	09/30/24	2,429	2,412,821
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34	635	647,959
7.161%(ff)	10/30/29	995	1,073,705
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)	30	23,674
Jr. Sub. Notes, Series J
5.300%(ff)	04/15/27(oo)	25	22,401
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32	1,695	1,442,869
6.537%(ff)	08/12/33(a)	870	925,462
UniCredit SpA (Italy),
Sr. Non-Preferred Notes, 144A
2.569%(ff)	09/22/26	685	644,456
Sr. Preferred Notes, 144A
3.127%(ff)	06/03/32	1,225	1,029,941
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41	2,690	2,033,800
5.389%(ff)	04/24/34	1,270	1,274,528
6.303%(ff)	10/23/29(a)	3,690	3,892,603
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	60	54,951
2.572%(ff)	02/11/31	3,525	3,047,863
5.013%(ff)	04/04/51	20	19,077
Sub. Notes, MTN
4.100%	06/03/26	20	19,557

			130,815,874

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	31	30,939
4.900%	02/01/46	4,638	4,539,738
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	30	28,593
4.600%	04/15/48	2	1,898
4.750%	01/23/29	118	119,841
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.375%	03/15/31	10	8,252
1.650%	06/01/30	10	8,568

SEE NOTES TO FINANCIAL STATEMENTS.

A171

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30		70	$62,699

				4,800,528

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%	01/15/32		10	8,195
2.770%	09/01/53		19	12,224
3.150%	02/21/40		20	15,582
5.150%	11/15/41		16	15,747
5.600%	03/02/43		4,450	4,601,714
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25		75	73,779
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/50		10	6,920
2.950%	03/01/27		7	6,677
4.750%	03/01/46		10	9,540

				4,750,378

Building Materials — 0.2%
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		118	114,513
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
1.750%	09/15/30		20	16,571
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		15	12,777
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		475	454,813
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,275	1,258,714
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
7.250%	01/15/31		300	316,331
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30		15	13,955

				2,187,674

Chemicals — 0.9%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	1,600	1,639,392
Ashland, Inc.,
Sr. Unsec’d. Notes
6.875%	05/15/43		1,400	1,386,299
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		675	618,959

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.600%	11/15/50		5	$3,867
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29		2,810	2,567,527
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25		35	32,702
3.375%	10/01/40		60	46,106
4.200%	10/15/49		5	3,989
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43		155	152,915
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,150	1,140,455
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43		870	809,038
5.250%	01/15/45		305	295,152
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)		325	317,885
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26		460	427,800
5.875%	03/27/24		375	372,075
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30		20	17,433
3.125%	06/01/24		14	13,850
3.450%	08/01/25		449	437,136
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27		194	197,419
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28		2,410	2,340,857

				12,820,856

Commercial Services — 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		600	597,522
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,300	1,173,250
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	785	830,758
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		50	43,851
6.700%	06/01/34		920	1,035,163
7.000%	10/15/37		770	898,114

SEE NOTES TO FINANCIAL STATEMENTS.

A172

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28	230	$217,929
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26	145	133,237
2.650%	02/15/25	40	38,768
3.200%	08/15/29	30	27,196
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31	200	212,189
S&P Global, Inc.,
Gtd. Notes
4.250%	05/01/29	60	59,829
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	50	44,408
3.875%	02/15/31(a)	392	356,270
4.875%	01/15/28(a)	1,325	1,294,156
5.250%	01/15/30(a)	525	518,076
University of Southern California,
Sr. Unsec’d. Notes
4.976%	10/01/53	1,690	1,742,169

			9,222,885

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
0.700%	02/08/26	40	37,055
1.200%	02/08/28	100	89,028
1.400%	08/05/28	29	25,685
1.650%	02/08/31	55	46,372
2.375%	02/08/41	40	29,357
2.650%	05/11/50	15	10,340
2.650%	02/08/51	15	10,297
2.700%	08/05/51	5	3,446
2.800%	02/08/61	100	68,141
2.950%	09/11/49	25	18,384
3.350%	02/09/27	70	68,181
3.850%	08/04/46	15	13,077
Genpact Luxembourg Sarl,
Gtd. Notes
3.375%	12/01/24	90	87,585
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29	866	922,781
NetApp, Inc.,
Sr. Unsec’d. Notes
3.300%	09/29/24	40	39,274
Seagate HDD Cayman,
Gtd. Notes
4.875%	06/01/27	40	39,100

			1,508,103

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Distribution/Wholesale — 0.1%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	1,550	$1,407,691
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	03/15/28	75	77,250

			1,484,941

Diversified Financial Services — 0.4%
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)	10	8,571
Blackstone Private Credit Fund,
Sr. Sec’d. Notes
5.610%	05/03/27^	1,100	1,029,912
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	50	49,417
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.800%	01/31/28	5	4,750
Sub. Notes
2.359%(ff)	07/29/32	45	34,168
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	12/01/30(oo)	20	15,851
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26(oo)	35	30,861
GTP Acquisition Partners I LLC,
Sr. Sec’d. Notes, 144A
3.482%	06/15/50	100	97,219
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.500%	01/20/43	555	585,489
Mastercard, Inc.,
Sr. Unsec’d. Notes
1.900%	03/15/31	15	12,821
3.850%	03/26/50	20	17,521
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30	75	68,343
5.500%	08/15/28	805	775,672
6.000%	01/15/27	275	273,020
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	515	424,711
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28	575	509,195
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
7.875%	12/15/29	535	551,761
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28	400	417,404

SEE NOTES TO FINANCIAL STATEMENTS.

A173

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
2.875%	10/15/26	10	$9,269
Visa, Inc.,
Sr. Unsec’d. Notes
1.100%	02/15/31	10	8,115
4.300%	12/14/45	20	18,656

			4,942,726

Electric — 3.2%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.750%	12/01/47	100	79,815
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26	35	32,386
2.450%	01/15/31	15	12,607
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	45	43,386
3.950%	07/15/30	5	4,609
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49	40	36,674
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series J
4.300%	12/01/28	45	44,010
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32	10	8,470
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	25	20,344
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	25	21,128
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	10	9,413
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.250%	06/15/31	5	4,266
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.050%	04/15/25	35	34,596
4.250%	10/15/50	20	16,970
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	600	557,260
5.000%	02/01/31	1,575	1,444,526
5.125%	03/15/28	1,700	1,629,083
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	36	31,944
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/26	20	19,104

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,325	$1,245,914
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45	10	8,922
Sr. Unsec’d. Notes, Series C
3.000%	12/01/60	20	13,039
4.300%	12/01/56	235	197,542
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
3.250%	06/01/25	20	19,426
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60	3	1,840
Dominion Energy South Carolina, Inc.,
First Mortgage
4.600%	06/15/43	2,025	1,854,188
Dominion Energy, Inc.,
Jr. Sub. Notes
3.071%	08/15/24	5	4,914
Sr. Unsec’d. Notes
3.900%	10/01/25	15	14,722
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	10	9,214
DPL, Inc.,
Sr. Unsec’d. Notes
4.125%	07/01/25	10	9,784
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31	10	8,779
Duke Energy Carolinas LLC,
First Mortgage
3.950%	11/15/28	40	39,370
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	5	4,369
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	50	41,765
2.500%	12/01/29	75	66,908
3.850%	11/15/42	25	20,640
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	10	6,481
5.400%	04/01/53	3,500	3,568,134
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30	30	25,508
Duke Energy Progress LLC,
First Mortgage
3.450%	03/15/29	45	42,918
Edison International,
Sr. Unsec’d. Notes
3.550%	11/15/24	85	83,524
4.950%	04/15/25	5	4,966

SEE NOTES TO FINANCIAL STATEMENTS.

A174

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	2,325	$2,360,656
Emera US Finance LP (Canada),
Gtd. Notes
0.833%	06/15/24	20	19,559
Entergy Corp.,
Sr. Unsec’d. Notes
0.900%	09/15/25	10	9,311
2.400%	06/15/31	48	40,169
2.800%	06/15/30	10	8,819
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	120	99,705
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	25	18,936
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	390	389,634
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	40	37,869
Sr. Unsec’d. Notes, Series U
1.400%	08/15/26	20	18,243
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	5	4,843
3.950%	06/15/25	35	34,413
4.050%	04/15/30	25	23,889
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
5.100%	07/15/47	4	3,662
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	3,771	3,700,980
5.450%	07/15/44	280	271,074
Florida Power & Light Co.,
First Mortgage
2.875%	12/04/51	5	3,471
3.150%	10/01/49	36	26,539
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	95	86,131
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	1,150	1,238,098
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	20	19,584
3.600%	04/01/29	50	47,396
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	680	633,005
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	50	49,796

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	3,050	$2,639,398
MidAmerican Energy Co.,
First Mortgage
3.150%	04/15/50	5	3,595
3.650%	04/15/29	20	19,119
3.650%	08/01/48	20	15,924
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30	1,050	957,883
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.900%	06/15/28	15	13,312
2.250%	06/01/30	20	17,110
2.440%	01/15/32	11	9,224
3.000%	01/15/52	58	38,938
5.749%	09/01/25	6,060	6,123,568
Northern States Power Co.,
First Mortgage
2.250%	04/01/31	10	8,584
2.600%	06/01/51	5	3,273
3.600%	09/15/47	10	7,883
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	100	86,020
3.875%	02/15/32(a)	500	428,165
5.250%	06/15/29(a)	200	194,382
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)	225	234,216
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	285	266,628
2.450%	12/02/27	1,245	1,120,383
3.750%	06/15/24	50	49,370
Ohio Power Co.,
Sr. Unsec’d. Notes, Series P
2.600%	04/01/30	25	21,911
Sr. Unsec’d. Notes, Series Q
1.625%	01/15/31	5	4,044
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51	5	3,396
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.800%	06/01/49	6	4,927
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	10	9,018
3.450%	07/01/25	13	12,595
3.750%	08/15/42	50	36,848
4.000%	12/01/46	15	10,984
4.450%	04/15/42	5	4,012
4.550%	07/01/30	1,748	1,665,310
4.750%	02/15/44	75	62,676
4.950%	07/01/50	2,645	2,268,268
PacifiCorp,
First Mortgage
3.300%	03/15/51	390	270,987

SEE NOTES TO FINANCIAL STATEMENTS.

A175

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		25	$17,065
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	324	289,993
PG&E Energy Recovery Funding LLC,
Sr. Sec’d. Notes, Series A-3
2.822%	07/15/48		20	14,535
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31		90	101,675
Public Service Co. of Colorado,
First Mortgage, Series 34
3.200%	03/01/50		5	3,567
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50		45	26,272
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30		35	28,622
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27		45	42,443
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		20	17,099
5.350%	05/15/35		40	40,247
First Mortgage, Series WWW
2.950%	08/15/51		5	3,507
Sr. Sec’d. Notes, Series VVV
1.700%	10/01/30		10	8,281
Sempra,
Sr. Unsec’d. Notes
4.000%	02/01/48		5	4,117
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26		20	19,041
Southern California Edison Co.,
First Mortgage
1.100%	04/01/24		135	133,469
2.250%	06/01/30		35	30,062
2.850%	08/01/29		40	36,494
3.650%	02/01/50		25	19,379
First Mortgage, Series 20A
2.950%	02/01/51		5	3,405
First Mortgage, Series A
4.200%	03/01/29		20	19,604
First Mortgage, Series G
2.500%	06/01/31		10	8,582
First Mortgage, Series H
3.650%	06/01/51		5	3,765
First Ref. Mortgage
5.500%	03/15/40		10	10,113
First Ref. Mortgage, Series C
4.125%	03/01/48		50	42,159

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49		30	$23,037
Tampa Electric Co.,
Sr. Unsec’d. Notes
3.450%	03/15/51		40	29,084
Toledo Edison Co. (The),
First Mortgage, 144A
2.650%	05/01/28		10	9,012
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		100	97,933
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50		1,500	1,188,257
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.450%	02/15/44		15	13,405
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		625	619,368
8.000%(ff)	10/15/26(oo)		2,075	2,067,878
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		450	438,178
5.625%	02/15/27		600	593,269
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		130	128,034
3.700%	01/30/27		2,000	1,896,576

				45,128,718

Electrical Components & Equipment — 0.1%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		575	579,143
7.250%	06/15/28(a)		550	565,176

				1,144,319

Electronics — 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,000	1,000,000
TD SYNNEX Corp.,
Sr. Unsec’d. Notes
1.250%	08/09/24		30	29,214
Sr. Unsec’d. Notes, Sr. Unsec’d. Notes
2.650%	08/09/31		25	20,226

				1,049,440

Engineering & Construction — 0.4%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30(a)	EUR	2,800	2,700,288
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27		345	315,796

SEE NOTES TO FINANCIAL STATEMENTS.

A176

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		201	$188,267
4.250%	10/31/26		605	582,633
5.500%	10/31/46		415	355,891
5.500%	07/31/47		2,145	1,842,941

				5,985,816

Entertainment — 0.5%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		860	859,660
7.000%	02/15/30		400	411,234
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		600	542,421
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		550	541,014
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		875	880,103
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29		750	709,745
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27(a)		800	777,408
Warnermedia Holdings, Inc.,
Gtd. Notes
5.050%	03/15/42(a)		1,065	938,989
5.141%	03/15/52		1,490	1,282,055

				6,942,629

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		300	309,120
Republic Services, Inc.,
Sr. Unsec’d. Notes
0.875%	11/15/25		10	9,266
2.500%	08/15/24		30	29,424
3.950%	05/15/28		20	19,617
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.500%	05/01/29		35	33,171

				400,598

Foods — 0.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
6.500%	02/15/28(a)		375	380,901
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		1,475	1,342,482
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,100	3,655,968

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,600	$1,765,411
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.950%	03/15/25		45	44,306
4.800%	03/15/48		55	50,247
General Mills, Inc.,
Sr. Unsec’d. Notes
2.250%	10/14/31		5	4,206
Hershey Co. (The),
Sr. Unsec’d. Notes
1.700%	06/01/30		10	8,504
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		465	406,995
4.625%	10/01/39		645	601,952
5.200%	07/15/45		920	901,767
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39		440	385,964
4.125%	04/01/54		415	354,859
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31		30	24,450
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30		10	8,221

				9,936,233

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26		40	36,604
Suzano Austria GmbH (Brazil),
Gtd. Notes, Series DM3N
3.125%	01/15/32		10	8,263

				44,867

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		1,100	1,086,703
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31		55	44,796
2.625%	09/15/29		15	13,645
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
1.750%	10/01/30		10	8,344
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25		75	70,110
1.700%	02/15/31		120	97,612
3.600%	05/01/30		36	33,588
4.800%	02/15/44		300	275,822

SEE NOTES TO FINANCIAL STATEMENTS.

A177

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
4.100%	09/18/34		20	$18,044
Southern California Gas Co.,
First Mortgage, Series WW
3.950%	02/15/50		45	35,822
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,050	890,485

				2,574,971

Healthcare-Products — 0.2%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31		45	39,009
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		375	339,189
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		175	165,265
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	540	437,472
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	510	544,773
3.650%	03/07/28		30	29,047
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	600	503,976
1.875%	10/01/49	EUR	425	334,263

				2,392,994

Healthcare-Services — 1.1%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		20	15,290
Aetna, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/47		3	2,350
6.750%	12/15/37		1,900	2,134,648
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021
2.780%	07/01/51		10	6,613
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39		20	15,733
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
2.839%	11/15/50		10	6,897
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		10	8,199
City of Hope,
Sr. Sec’d. Notes, Series 2013
5.623%	11/15/43		20	20,017

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	35	$32,750
2.782%	10/01/30	5	4,331
3.910%	10/01/50	5	3,938
4.187%	10/01/49	30	25,304
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30	850	743,060
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	25	21,300
Elevance Health, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25	15	14,577
4.650%	01/15/43	385	356,948
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	940	939,614
7.500%	11/06/33	500	563,872
Gtd. Notes, MTN
7.750%	07/15/36	500	577,371
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021
3.002%	06/01/51	10	7,135
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29	25	22,523
3.600%	02/01/25	675	663,556
Mount Sinai Hospital,
Sec’d. Notes, Series 2017
3.981%	07/01/48	2	1,648
Sec’d. Notes, Series 2019
3.737%	07/01/49	29	22,337
Unsec’d. Notes, Series 2020
3.391%	07/01/50	10	7,015
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	25	21,039
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	10	9,259
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032
2.044%	01/01/32	10	8,128
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	50	43,675
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	50	44,754
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	6	5,119
3.361%	08/15/50	4	2,967

SEE NOTES TO FINANCIAL STATEMENTS.

A178

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)		175	$174,191
Sr. Sec’d. Notes
4.250%	06/01/29		175	162,931
4.375%	01/15/30		1,575	1,462,046
4.625%	06/15/28		385	366,953
5.125%	11/01/27		375	366,849
Sr. Sec’d. Notes, 144A
6.750%	05/15/31(a)		975	998,003
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2019
3.434%	12/01/48		30	23,626
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50		20	14,030
3.050%	05/15/41		895	700,583
3.250%	05/15/51		5	3,799
3.500%	08/15/39		25	21,260
3.950%	10/15/42		220	192,730
4.450%	12/15/48		10	9,170
5.200%	04/15/63		5,170	5,284,164
Universal Health Services, Inc.,
Sr. Sec’d. Notes
2.650%	10/15/30		25	21,165

				16,153,467

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24		45	43,926
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		875	879,905
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		45	43,598

				967,429

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45		3	2,831
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/50		20	14,753
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A
0.904%	08/12/25		25	23,214
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	800	877,516
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,030	782,025
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		405	455,608

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Markel Group, Inc.,
Sr. Unsec’d. Notes
5.000%	03/30/43	350	$310,585
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	5	4,319
2.375%	12/15/31	15	12,780
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	25	20,133
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	150	137,106
Protective Life Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	01/15/30	15	13,286
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34	1,350	1,467,552
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50	10	7,371
4.270%	05/15/47	910	795,246
6.850%	12/16/39	196	226,305
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.000%	05/12/50	15	11,991

			5,162,621

Internet — 0.0%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.100%	08/15/30	20	16,588
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.000%	05/12/26	100	92,408
1.200%	06/03/27	20	18,038
2.100%	05/12/31	30	25,875
2.500%	06/03/50	25	16,656
3.100%	05/12/51	25	18,686
3.150%	08/22/27	45	43,245
3.875%	08/22/37	50	46,408
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	25	22,646
Expedia Group, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25	3	3,025
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	18	17,914
5.750%	03/01/24	5	4,998

			326,487

SEE NOTES TO FINANCIAL STATEMENTS.

A179

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25	5	$4,802
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25	5	4,789
3.250%	01/15/31	20	18,150
3.250%	10/15/50	5	3,477
3.450%	04/15/30	5	4,617

			35,835

Leisure Time — 0.2%
Carnival Corp.,
Gtd. Notes, 144A
5.750%	03/01/27	675	656,228
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	375	363,750
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	425	402,156
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)	125	130,000
Sr. Unsec’d. Notes, 144A
5.500%	08/31/26	550	541,750
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	800	778,000

			2,871,884

Lodging — 0.4%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25	40	38,429
3.200%	08/08/24	105	102,962
3.500%	08/18/26	30	28,649
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/24	30	29,815
3.750%	10/01/25	5	4,882
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32	1,825	1,627,273
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28(a)	1,375	1,308,144
5.500%	04/15/27(a)	700	694,428
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.650%	08/08/28	400	394,600
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	725	705,063

			4,934,245

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	11/13/25	10	$9,340
1.100%	09/14/27	10	8,941
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	04/09/30	10	9,099
3.250%	04/09/50	10	7,925

			35,305

Machinery-Diversified — 0.2%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	175	183,168
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	10	9,279
3.750%	04/15/50	10	8,764
Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes
5.700%	08/14/33	1,615	1,708,737
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	500	519,227
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.150%	03/15/24	35	34,844
4.700%	09/15/28	30	29,673

			2,493,692

Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	450	385,803
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30	5	4,516
4.750%	03/01/30	8	7,318
5.125%	05/01/27	275	266,083
5.375%	06/01/29	800	757,004
5.500%	05/01/26	1,375	1,365,750
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	40	34,727
2.800%	04/01/31	100	84,404
3.500%	06/01/41	45	31,815
3.500%	03/01/42	50	34,902
3.700%	04/01/51	1,700	1,107,175
3.950%	06/30/62	10	6,356
4.500%	02/01/24	30	29,956
4.908%	07/23/25	65	64,394
5.050%	03/30/29	85	84,164
5.375%	05/01/47	20	17,060
5.750%	04/01/48	20	17,782
6.384%	10/23/35	2,487	2,525,087
6.484%	10/23/45	1,140	1,119,955

SEE NOTES TO FINANCIAL STATEMENTS.

A180

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	30	$28,188
2.650%	02/01/30	10	8,998
2.937%	11/01/56	26	17,138
3.150%	02/15/28	80	76,283
3.250%	11/01/39	35	28,432
3.900%	03/01/38	25	22,368
3.999%	11/01/49	85	71,131
4.000%	03/01/48	40	33,700
4.150%	10/15/28	50	49,308
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	60	38,554
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	965	947,955
3.500%	08/15/27	65	61,824
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	1,000	734,908
5.500%	04/15/27(a)	650	593,472
Sr. Unsec’d. Notes
5.250%	06/01/24(a)	750	735,127
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	1,000	599,642
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $401,250; purchased 07/18/19 - 09/21/20)(f)
6.625%	08/15/27(d)	520	23,991
Sec’d. Notes, 144A (original cost $1,322,435; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26(d)	3,180	159,994
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49	275	237,642
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28	400	240,956
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27	1,725	1,799,457
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	5	4,868
4.030%	01/25/24	30	29,961
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26	375	365,405
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43	10	9,155
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.125%	09/01/26	15	14,179
4.000%	07/15/28	15	13,906

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26		750	$796,442
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37		40	39,438
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
1.850%	07/30/26		30	28,076
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		271	270,522
6.625%	06/01/27		975	972,455
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.125%	08/15/30	GBP	900	981,930
4.250%	01/15/30	GBP	800	888,941
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30		85	82,583
7.625%	11/30/28		500	566,677
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	610	595,361

				20,113,218

Mining — 0.3%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41		10	10,527
5.750%	05/01/43		420	449,462
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
6.420%	03/01/26		120	123,864
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.875%	10/15/27		700	591,507
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31		25	22,915
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		450	440,156
Freeport-McMoRan, Inc.,
Gtd. Notes
5.450%	03/15/43		20	19,394
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28		325	329,009
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27		25	24,428
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		5	4,321
2.800%	10/01/29		3,030	2,768,961

SEE NOTES TO FINANCIAL STATEMENTS.

A181

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
3.875%	04/23/25	50	$48,967
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	45	43,576

			4,877,087

Miscellaneous Manufacturing — 0.0%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.200%	03/01/32	15	12,165
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	100	99,084
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	50	48,075
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	60	52,219
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31	64	54,504

			266,047

Multi-National — 0.1%
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26	1,500	1,592,222

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	20	18,727
3.276%	12/01/28	25	22,909
5.500%	12/01/24	14	13,947

			55,583

Oil & Gas — 2.2%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	705	602,600
Sr. Unsec’d. Notes, 144A
5.600%	06/13/28	4,000	4,062,204
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	350	352,025
9.000%	11/01/27	179	225,360
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28(a)	450	454,124
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30	10	8,475
2.772%	11/10/50	145	97,154
2.939%	06/04/51	1,845	1,279,121
3.000%	02/24/50	60	42,519
3.060%	06/17/41	7	5,423

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.379%	02/08/61	5	$3,622
4.234%	11/06/28	50	49,728
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	10	8,752
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	340	248,452
5.250%	06/15/37	12	11,337
5.400%	06/15/47(a)	613	576,684
Chevron Corp.,
Sr. Unsec’d. Notes
2.954%	05/16/26	20	19,344
3.078%	05/11/50	10	7,566
Chevron USA, Inc.,
Gtd. Notes
1.018%	08/12/27	10	8,903
2.343%	08/12/50	10	6,408
3.850%	01/15/28	10	9,868
3.900%	11/15/24	50	49,539
Cimarex Energy Co.,
Sr. Unsec’d. Notes
4.375%	03/15/29	10	8,445
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	800	798,402
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28	250	261,467
8.625%	11/01/30	125	132,971
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	675	679,832
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	10	9,911
Gtd. Notes, 144A
2.268%	11/15/26	10	9,207
Crescent Energy Finance LLC,
Gtd. Notes, 144A
9.250%	02/15/28	215	223,113
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	6	5,763
4.750%	05/15/42	6	5,244
5.250%	09/15/24	2	1,996
5.250%	10/15/27	15	15,103
5.600%	07/15/41	870	841,469
5.850%	12/15/25	30	30,347
Devon OEI Operating LLC,
Sr. Unsec’d. Notes
7.500%	09/15/27	20	21,296
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	25	22,244
3.250%	12/01/26	20	19,404

SEE NOTES TO FINANCIAL STATEMENTS.

A182

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30		497	$489,545
8.625%	01/19/29		1,840	1,961,900
8.875%	01/13/33		495	536,611
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,300	1,303,655
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.875%	03/30/26		547	502,898
5.375%	03/30/28		910	797,672
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.375%	04/15/30		15	14,956
EQT Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26		10	9,489
Equinor ASA (Norway),
Gtd. Notes
1.750%	01/22/26		10	9,442
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25		15	14,696
3.452%	04/15/51		25	19,676
3.482%	03/19/30		10	9,510
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
2.900%	09/29/31		25	20,981
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		45	44,564
5.600%	02/15/41		15	15,756
7.300%	08/15/31		5	5,776
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
8.375%	11/01/33		983	1,045,474
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/19/27		200	194,770
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26		50	50,574
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27		150	152,625
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	780	945,450
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.625%	11/24/25	EUR	500	517,063
4.750%	02/26/29	EUR	100	90,419
5.950%	01/28/31		20	15,870
6.490%	01/23/27		1,550	1,445,685
6.500%	03/13/27		1,053	978,632
6.500%	01/23/29		600	528,375

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.700%	02/16/32		16	$13,240
6.840%	01/23/30		800	686,240
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	700	649,378
3.750%	02/21/24	EUR	280	307,329
4.875%	02/21/28	EUR	1,587	1,524,493
Phillips 66,
Gtd. Notes
1.300%	02/15/26		22	20,425
2.150%	12/15/30		53	44,699
Phillips 66 Co.,
Gtd. Notes
2.450%	12/15/24		50	48,654
4.680%	02/15/45		1,900	1,727,489
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26		25	23,225
1.900%	08/15/30		795	675,651
2.150%	01/15/31		5	4,257
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	04/06/50		10	7,527
4.000%	05/10/46		20	17,323
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		525	487,163
5.375%	02/01/29		700	681,582
TotalEnergies Capital International SA (France),
Gtd. Notes
3.127%	05/29/50		4	2,942
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27(a)		125	123,125
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27(a)		845	771,728

				30,753,956

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38		450	504,176
Halliburton Co.,
Sr. Unsec’d. Notes
2.920%	03/01/30		6	5,399
3.800%	11/15/25		8	7,845

				517,420

Packaging & Containers — 0.2%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.630%	06/19/30		55	47,670
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)		875	893,049

SEE NOTES TO FINANCIAL STATEMENTS.

A183

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	90 $		83,693
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		20	19,708
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24		575	567,974
Sr. Sec’d. Notes, 144A
1.512%	04/15/26		30	27,287
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)		1,450	1,364,245
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28		100	101,000
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26		25	24,835
4.900%	03/15/29(a)		15	15,081

				3,144,542

Pharmaceuticals — 1.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		300	287,713
3.200%	11/21/29		49	45,782
3.800%	03/15/25		1,040	1,026,865
4.050%	11/21/39		5,170	4,675,624
4.250%	11/14/28		50	49,771
4.300%	05/14/36		10	9,588
4.550%	03/15/35		2,040	2,002,448
4.875%	11/14/48		35	34,227
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
2.250%	05/28/31		8	6,891
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
0.700%	04/08/26		45	41,404
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		120	66,232
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		430	197,086
5.000%	02/15/29		250	107,500
5.250%	01/30/30		325	145,031
5.250%	02/15/31		225	96,750
6.250%	02/15/29		1,150	500,250
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31		20	16,672
3.700%	06/06/27		136	131,802
3.794%	05/20/50		27	22,023
4.685%	12/15/44		9	8,429

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	10	$6,981
Cigna Group (The),
Gtd. Notes
3.250%	04/15/25	20	19,520
3.875%	10/15/47	20	16,277
4.375%	10/15/28	1,390	1,379,053
4.500%	02/25/26	3,690	3,663,674
Sr. Unsec’d. Notes
2.400%	03/15/30	140	122,658
3.200%	03/15/40	460	359,849
CVS Health Corp.,
Sr. Unsec’d. Notes
1.750%	08/21/30	60	49,598
2.125%	09/15/31	40	33,096
2.625%	08/15/24	100	98,115
2.700%	08/21/40	480	343,029
3.000%	08/15/26	12	11,477
3.625%	04/01/27	50	48,476
3.750%	04/01/30	110	103,704
5.000%	01/30/29	98	99,688
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40	10	7,126
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	25	20,915
2.350%	06/24/40	10	7,267
2.750%	12/10/51	15	10,333
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	890	737,707
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.750%	08/14/50	10	7,226
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	800	681,951
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/26	20	19,281
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	3,785	3,638,616
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	525	402,839
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	30	29,043
5.250%	06/15/46	185	154,280
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	5	3,727
4.000%	06/22/50	1,292	909,284

SEE NOTES TO FINANCIAL STATEMENTS.

A184

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.900%	08/20/28	30	$29,371

			22,486,249

Pipelines — 2.2%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,805	1,616,163
4.450%	07/15/27	60	58,783
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	1,200	1,258,004
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	18	15,625
Energy Transfer LP,
Jr. Sub. Notes, Series B
6.625%(ff)	02/15/28(oo)	10	8,364
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	895	830,873
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	1,365	1,297,570
Sr. Unsec’d. Notes
2.900%	05/15/25	5	4,849
3.750%	05/15/30	60	55,690
4.050%	03/15/25	50	49,216
4.200%	04/15/27	120	116,638
4.250%	04/01/24	5	4,976
4.900%	02/01/24	10	9,982
4.950%	06/15/28	20	19,953
5.000%	05/15/50	293	261,919
5.150%	03/15/45	55	50,486
5.250%	04/15/29	25	25,197
5.300%	04/15/47	120	110,501
5.400%	10/01/47	60	55,992
5.500%	06/01/27	50	50,664
6.100%	02/15/42	5	5,008
6.125%	12/15/45	90	91,044
6.250%	04/15/49	3,633	3,768,279
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	20	20,093
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	5	4,527
3.125%	07/31/29	30	28,057
3.700%	01/31/51	145	115,730
3.950%	01/31/60	800	650,947
4.150%	10/16/28	30	29,667
4.250%	02/15/48	45	39,589
4.800%	02/01/49	30	28,460
4.850%	03/15/44	25	24,055
4.900%	05/15/46	2,115	2,021,278
Gtd. Notes, Series D
6.875%	03/01/33	10	11,505

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	327	$314,438
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	30	24,603
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	30	29,835
4.700%	11/01/42	5	4,295
5.400%	09/01/44	13	12,197
7.300%	08/15/33	10	11,361
Kinder Morgan, Inc.,
Gtd. Notes
1.750%	11/15/26	30	27,603
3.250%	08/01/50	782	524,495
3.600%	02/15/51	1,178	844,883
4.300%	06/01/25	30	29,649
5.300%	12/01/34	23	22,898
Magellan Midstream Partners LP,
Gtd. Notes
4.200%	03/15/45	1,000	762,427
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	85	79,523
2.650%	08/15/30	30	25,915
4.000%	02/15/25	55	54,186
4.125%	03/01/27	30	29,377
4.500%	04/15/38	970	863,675
4.800%	02/15/29	40	39,748
4.875%	06/01/25	10	9,939
4.950%	03/14/52	15	13,394
5.200%	03/01/47	115	106,938
5.500%	02/15/49	40	38,748
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	255	249,553
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	5	3,519
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
7.125%	12/01/25	40	40,957
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	1,250	1,378,635
ONEOK, Inc.,
Gtd. Notes
2.200%	09/15/25	50	47,562
3.100%	03/15/30	75	67,381
4.350%	03/15/29	100	97,166
4.500%	03/15/50	2,685	2,250,749
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	18,413
4.650%	10/15/25	10	9,891

SEE NOTES TO FINANCIAL STATEMENTS.

A185

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	75	$72,626
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	10	11,625
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25	1,150	1,162,754
Targa Resources Corp.,
Gtd. Notes
4.950%	04/15/52(a)	3,746	3,291,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	15	14,985
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes
7.000%	03/15/27	10	10,537
7.000%	10/15/28	10	10,814
Gtd. Notes, 144A
2.900%	03/01/30	10	8,806
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	80	72,628
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	115	103,563
4.125%	08/15/31	80	70,684
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.250%	02/01/50	5	4,466
5.450%	04/01/44	575	521,145
6.150%	04/01/33	3,000	3,117,153
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	30	25,683
3.750%	06/15/27	25	24,099
4.000%	09/15/25	60	58,903
4.900%	01/15/45	1,200	1,092,421
5.300%	08/15/52	30	29,119
8.750%	03/15/32	10	12,133

			30,489,556

Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	5	3,897
2.000%	05/18/32	5	4,007
3.800%	04/15/26	25	24,340
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25	25	23,429
1.600%	04/15/26	50	46,249
2.700%	04/15/31	90	77,412
3.600%	01/15/28	17	16,201
4.000%	06/01/25	75	73,743
4.400%	02/15/26	25	24,703

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27	35	$33,354
4.050%	07/01/30	1,145	1,074,598
Crown Castle, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/25	25	23,606
2.250%	01/15/31	75	62,137
2.500%	07/15/31	35	29,194
3.300%	07/01/30	30	26,918
4.000%	03/01/27	10	9,680
5.200%	02/15/49	10	9,457
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25	275	270,573
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31	25	19,867
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27	20	16,726
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	70	68,877
4.000%	01/15/30	50	45,636
4.000%	01/15/31	10	9,010
5.250%	06/01/25	50	49,861
5.750%	06/01/28	50	50,413
Healthpeak OP LLC,
Gtd. Notes
1.350%	02/01/27	15	13,472
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series E
4.000%	06/15/25	40	39,073
Kimco Realty OP LLC,
Gtd. Notes
2.250%	12/01/31	20	16,326
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31(a)	925	579,535
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28	10	8,417
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30	10	8,094
1.750%	02/01/31	25	20,785
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33	15	11,656
2.200%	06/15/28	5	4,484
2.850%	12/15/32	530	451,481
3.950%	08/15/27	91	88,537
4.875%	06/01/26	50	50,026
Simon Property Group LP,
Sr. Unsec’d. Notes
1.750%	02/01/28	50	44,945

SEE NOTES TO FINANCIAL STATEMENTS.

A186

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
3.250%	11/30/26	20	$19,230
Spirit Realty LP,
Gtd. Notes
2.100%	03/15/28	15	13,315
2.700%	02/15/32	2,190	1,835,640
Sun Communities Operating LP,
Gtd. Notes
4.200%	04/15/32	4,361	3,981,868
Ventas Realty LP,
Gtd. Notes
3.000%	01/15/30	5	4,418
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25	25	24,347
4.625%	06/15/25	405	398,113
Welltower OP LLC,
Gtd. Notes
2.050%	01/15/29	15	13,202
2.700%	02/15/27	25	23,475
2.800%	06/01/31	35	30,561
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	6	6,971
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33	1,930	1,508,203

			11,290,062

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	1,500	1,337,490
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.800%	01/25/50	20	15,077
AutoNation, Inc.,
Sr. Unsec’d. Notes
2.400%	08/01/31	25	20,139
Brinker International, Inc.,
Gtd. Notes, 144A
8.250%	07/15/30	950	997,036
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.350%	04/15/50	5	3,887
3.900%	12/06/28	10	9,857
4.875%	02/15/44	10	9,919
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28	65	57,112
1.700%	09/15/28	20	17,696
1.700%	10/15/30	10	8,315
3.650%	04/05/29	30	28,921
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.800%	04/01/28	30	29,266

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Nordstrom, Inc.,
Sr. Unsec’d. Notes
2.300%	04/08/24	20	$19,731
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31	2,155	1,756,191
Ross Stores, Inc.,
Sr. Unsec’d. Notes
4.600%	04/15/25	50	49,620
4.700%	04/15/27	2	1,979
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	454	453,796
Tractor Supply Co.,
Sr. Unsec’d. Notes
1.750%	11/01/30	55	45,105
Walmart, Inc.,
Sr. Unsec’d. Notes
2.375%	09/24/29	2	1,822
2.500%	09/22/41	15	11,103

			4,874,062

Semiconductors — 0.4%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.950%	04/01/25	5	4,893
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	80	77,984
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30	9	8,598
Gtd. Notes, 144A
2.450%	02/15/31	30	25,667
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	3,006	2,468,790
3.187%	11/15/36	110	89,270
3.419%	04/15/33	1,442	1,266,737
3.469%	04/15/34	50	43,521
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41	5	3,754
3.050%	08/12/51	15	10,611
3.100%	02/15/60	10	6,903
3.900%	03/25/30	20	19,387
5.900%	02/10/63	630	702,014
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	25	21,506
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
0.972%	02/15/24	65	64,611
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.550%	06/15/28	30	26,871
3.500%	04/01/40	10	8,681

SEE NOTES TO FINANCIAL STATEMENTS.

A187

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
NXP BV/NXP Funding LLC (China),
Gtd. Notes
4.875%	03/01/24	75	$74,540
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31	65	55,071
2.650%	02/15/32	35	29,535
3.400%	05/01/30	40	36,695
4.300%	06/18/29	110	106,680
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.700%	09/15/51	5	3,411
2.900%	11/03/27	10	9,544

			5,165,274

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
4.200%	05/01/30	20	19,026

Software — 0.6%
Autodesk, Inc.,
Sr. Unsec’d. Notes
2.400%	12/15/31	30	25,680
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26	850	853,331
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	65	54,262
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	10	7,438
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.250%	06/01/27	21	19,449
2.750%	07/01/24	50	49,237
3.500%	07/01/29	40	37,673
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	10	9,543
2.525%	06/01/50	1,842	1,260,032
2.921%	03/17/52	89	65,564
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26	80	74,594
2.650%	07/15/26	50	47,430
2.950%	04/01/30	100	90,255
3.600%	04/01/50	3,500	2,592,161
3.850%	04/01/60	5	3,639
3.950%	03/25/51	5	3,930
4.000%	11/15/47	25	19,871
5.550%	02/06/53	735	736,171
Salesforce, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28	10	8,898

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
5.000%	03/28/26(a)	1,860	$1,866,393

			7,825,551

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26	200	187,113
2.250%	02/01/32	45	37,233
2.300%	06/01/27	75	69,649
2.550%	12/01/33	347	283,101
2.750%	06/01/31	110	96,374
3.500%	09/15/53	2,881	2,096,166
3.550%	09/15/55	972	700,790
3.650%	09/15/59	180	129,280
3.800%	12/01/57	13	9,676
4.250%	03/01/27	10	9,893
4.500%	05/15/35	900	853,663
4.500%	03/09/48	10	8,760
6.950%	01/15/28	10	10,545
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	10	12,034
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $54,176; purchased 11/14/23)(f)
0.000%	12/31/30^	48	54,176
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $15; purchased 11/14/23)(f)
0.000%	12/31/30^	151	—
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $4,490; purchased 11/14/23)(f)
0.000%	12/31/30^	2	4,490
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $9; purchased 11/14/23)(f)
0.000%	12/31/30^	89	—
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $367,669; purchased 03/09/23)(f)
8.000%	12/31/26(d)	1,471	29,413
Gtd. Notes, 144A, PIK 13.000% (original cost $388,322; purchased 10/19/23)(f)
13.000%	12/31/25(d)	554	374,192
Sr. Sec’d. Notes, 144A (original cost $180,806; purchased 10/19/23)(f)
8.750%	05/25/24	200	187,096
Sr. Sec’d. Notes, 144A (original cost $942,218; purchased 10/19/23)(f)
8.750%	05/25/24	997	929,578
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23(d)	500	10,000
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $40,020; purchased 12/16/20)(f)
3.625%	01/15/29	40	20,400
Gtd. Notes, 144A (original cost $103,250; purchased 11/03/23 - 11/08/23)(f)
4.250%	07/01/28	175	101,500

SEE NOTES TO FINANCIAL STATEMENTS.

A188

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Gtd. Notes, 144A (original cost $65,875; purchased 11/03/23)(f)
4.625%	09/15/27	100	$60,000
Sr. Sec’d. Notes, 144A (original cost $221,063; purchased 11/07/23)(f)
3.400%	03/01/27	225	216,000
Sr. Sec’d. Notes, 144A (original cost $275,040; purchased 03/31/23)(f)
10.500%	05/15/30	288	281,057
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	109	92,055
Sprint LLC,
Gtd. Notes
7.625%	02/15/25	1,817	1,849,193
7.625%	03/01/26(a)	785	819,849
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	45	42,660
2.550%	02/15/31	10	8,609
2.625%	02/15/29	10	9,008
3.300%	02/15/51	5	3,622
3.750%	04/15/27	125	121,300
3.875%	04/15/30	137	130,066
4.375%	04/15/40	435	393,813
4.500%	04/15/50	1,985	1,757,365
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	75	61,833
1.680%	10/30/30	577	475,387
1.750%	01/20/31	55	45,265
2.100%	03/22/28	230	207,929
2.355%	03/15/32	5,160	4,295,621
2.550%	03/21/31	54	46,571
2.850%	09/03/41	10	7,402
2.875%	11/20/50	45	30,660
3.400%	03/22/41	1,185	945,982
3.550%	03/22/51	60	46,289
4.016%	12/03/29(a)	140	135,453
4.329%	09/21/28	115	113,820

			18,411,931

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	5	3,626
3.550%	02/15/50	5	4,028
4.900%	04/01/44	10	9,887
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
3.500%	05/01/50	25	19,155
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27	10	9,645
3.800%	03/01/28	16	15,722
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	500	487,556

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32(a)	480	$429,614
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	89	87,597
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	14	13,432
3.800%	08/01/28	54	52,590
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/24	20	19,926
3.799%	10/01/51	9	7,550
3.950%	08/15/59	35	28,676
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	850	882,548

			2,071,552

Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25	20	18,543
1.700%	06/15/26	30	27,579
2.700%	11/01/24	20	19,455
4.000%	07/15/25	25	24,449
5.550%	05/01/28	4,000	4,063,348

			4,153,374

TOTAL CORPORATE BONDS (cost $520,290,979)			486,465,046

FLOATING RATE AND OTHER LOANS — 0.9%
Airlines — 0.1%
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%
9.220%(c)	04/21/28	535	535,716

Auto Parts & Equipment — 0.0%
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%
10.219%(c)	11/17/28	579	501,883

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month SOFR + 4.114%
9.470%(c)	08/12/28	225	225,187

Computers — 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29	1,330	1,319,777

Insurance — 0.1%
Asurion LLC,
New B-09 Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	07/31/27	340	337,458

SEE NOTES TO FINANCIAL STATEMENTS.

A189

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (continued)
Insurance (cont’d.)
New B-11 Term Loan, 1 Month SOFR + 4.350%
9.706%(c)	08/21/28		457	$454,850

				792,308

Media — 0.1%
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%
9.862%(c)	01/18/28		341	328,909
September 2019 Term Loan, 1 Month LIBOR + 2.500%
7.976%(c)	04/15/27		758	715,677
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%
12.925%(c)	05/25/26		145	108,850
Second Lien Term Loan
8.175%	08/24/26		1,959	83,250

				1,236,686

Metal Fabricate/Hardware — 0.1%
Tank Holding Corp.,
2023 Incremental Term Loan, 1 Month SOFR + 6.100%
11.455%(c)	03/31/28^		188	179,610
Delayed Draw Term Commitment, 1 Month SOFR + 6.100%
11.456%(c)	03/31/28^		27	26,046
Term Loan, 1 Month SOFR + 5.850%
11.206%(c)	03/31/28		1,404	1,340,462

				1,546,118

Real Estate Investment Trusts (REITs) — 0.0%
Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month SOFR + 2.364%
7.720%(c)	04/23/26		485	476,326

Retail — 0.3%
EG Finco Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%
10.925%(c)	04/30/27	EUR	3,500	3,450,879
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%
9.220%(c)	03/06/28		794	793,200

				4,244,079

Telecommunications — 0.1%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24		1,361	1,266,535

Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^		180	171,000

Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27		60	40,370

				1,477,905

TOTAL FLOATING RATE AND OTHER LOANS (cost $13,770,118)				12,355,985

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 1.1%
Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	30	$29,681

California — 0.3%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50	1,125	1,416,870
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,550	1,880,526
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	725	911,524

			4,208,920

Colorado — 0.1%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
2.800%	12/01/26	5	4,663
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	770	852,408

			857,071

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,380	1,581,956
State of Illinois,
General Obligation Unlimited, Taxable, Series A
3.140%	10/01/24	35	34,374

			1,616,330

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	20	15,904

New Jersey — 0.3%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,175	1,430,345
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2,050	2,563,412

			3,993,757

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35	20	16,153
Port Authority of New York & New Jersey,
Revenue Bonds, Series 159
6.040%	12/01/29	25	26,779

			42,932

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	695	697,019

SEE NOTES TO FINANCIAL STATEMENTS.

A190

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	615	$670,405

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	825	879,270

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,710	1,710,180

Texas — 0.0%
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	20	15,045
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	450	367,864

			382,909

TOTAL MUNICIPAL BONDS (cost $13,263,047)			15,104,378

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.0%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	12	10,972
Bayview Financing Trust,
Series 2023-01F, Class A, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 4.000%)
9.328%(c)	07/01/26^	1,030	1,030,000
Bellemeade Re Ltd.,
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
6.737%(c)	09/25/31	200	199,527
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
7.487%(c)	01/26/32	490	490,207
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
9.037%(c)	01/26/32	1,240	1,256,243
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
4.430%(cc)	09/25/47	235	206,737
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 30 Day Average SOFR + 4.464% (Cap N/A, Floor 0.000%)
9.802%(c)	04/25/31	370	396,090
Series 2019-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 0.000%)
7.552%(c)	10/25/39	3	2,819
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	260	277,016
Series 2023-R05, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 3.100%)
8.437%(c)	06/25/43	1,400	1,461,974

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)
8.037%(c)	07/25/43	500	$509,501
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	10/25/43	90	92,075
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
4.641%(cc)	08/25/60	291	294,211
Series 2022-RPL04, Class A1, 144A
3.904%(cc)	04/25/62	1,229	1,151,291
Eagle Re Ltd.,
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.037%(c)	10/25/33	523	525,119
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
8.787%(c)	04/25/34	910	930,173
Fannie Mae REMIC,
Series 2011-116, Class ZA
3.500%	11/25/41	1,581	1,471,928
Series 2012-34, Class EB
4.000%	04/25/42	1,575	1,468,455
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
9.337%(c)	11/25/50	900	975,664
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
7.937%(c)	11/25/50	1,993	2,029,330
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
8.737%(c)	08/25/33	3,635	3,776,116
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)
11.452%(c)	08/25/50	476	535,047
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
10.137%(c)	10/25/50	670	750,471
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	129	131,103
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)
10.702%(c)	09/25/50	278	301,797
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
7.987%(c)	01/25/51	355	359,549
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	110	110,347
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
8.387%(c)	01/25/34	490	494,460

SEE NOTES TO FINANCIAL STATEMENTS.

A191

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
6.987%(c)	01/25/34	243	$244,387
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	11/25/41	100	98,745
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33	360	364,510
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)
7.587%(c)	08/25/33	3,720	3,709,204
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
8.687%(c)	09/25/41	100	99,752
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41	1,020	1,006,273
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
7.687%(c)	12/25/41	900	886,969
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)
7.187%(c)	01/25/42	100	99,962
Series 2022-DNA01, Class M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	01/25/42	40	39,926
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	02/25/42	1,100	1,113,037
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
8.237%(c)	04/25/42	100	102,678
Freddie Mac REMIC,
Series 4289, Class WZ
3.000%	01/15/44	678	612,983
Series 4768, Class GA
3.500%	09/15/45	427	409,623
Series 4939, Class KT
3.000%	07/15/48	410	364,748
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	2,361	2,219,108
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)
7.102%(c)	05/25/29	179	179,343
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	01/25/34	815	824,436
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A
5.882%	10/25/59	832	831,015
Series 2020-SL01, Class A, 144A
5.734%	01/25/60	86	85,735

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)
6.220%(c)	01/25/48	333	$321,051
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.237%(c)	04/25/34	900	911,262
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR + 3.864% (Cap N/A, Floor 2.750%)
9.221%(c)	05/30/25	506	505,921
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)
9.738%(c)	03/27/25	2,678	2,699,862
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month SOFR + 3.515% (Cap N/A, Floor 0.115%)
8.871%(c)	08/25/25	785	784,845
Radnor Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
7.187%(c)	11/25/31	221	220,934
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
9.037%(c)	11/25/31	900	921,092
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.037%(c)	07/25/33	750	754,775
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR 362	397,759
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
6.478%(cc)	02/25/34	138	129,476
Series 2004-18, Class 3A1
5.921%(cc)	12/25/34	1,029	942,980

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $43,155,251)			43,120,613

SOVEREIGN BONDS — 1.8%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30	570	487,635
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28	803	788,817
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26	250	245,000
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	02/22/29	1,180	1,153,332
6.000%	07/19/28	575	575,000
6.875%	01/29/26	300	305,010

SEE NOTES TO FINANCIAL STATEMENTS.

A192

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,500	$1,837,964
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		50	49,988
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	410	356,546
1.450%	09/18/26	EUR	375	389,242
3.375%	07/30/25	EUR	3,125	3,419,106
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,250	1,385,995
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes, Series DTC
2.500%	05/23/24		1,000	988,656
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		600	585,103
3.000%	03/12/24		600	597,352
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		10	8,691
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	179,164
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		4,930	4,953,780
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	278	260,673
5.000%	09/27/26	EUR	1,200	1,355,408
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	398	373,194
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	1,443	1,345,177
3.125%	05/15/27	EUR	2,371	2,501,014
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	249	202,974
6.250%	05/26/28		440	449,772
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/24(d)		920	277,840
8.994%	02/01/26(d)		200	58,600
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	1,090	241,864
7.750%	09/01/24(d)		930	280,860
8.994%	02/01/26(d)		200	58,600
9.750%	11/01/30(d)		400	113,500

TOTAL SOVEREIGN BONDS (cost $30,014,969)				25,825,857

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.1%
Federal Home Loan Bank
3.500%	06/11/32		190	176,583
Federal Home Loan Mortgage Corp.
2.000%	11/01/50		2,987	2,456,379

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	05/01/51	2,169	$1,778,593
2.500%	03/01/51	2,903	2,485,235
2.500%	07/01/51	1,856	1,580,914
2.500%	08/01/51	3,756	3,197,424
3.000%	07/01/51	699	617,896
3.000%	02/01/52	2,389	2,112,664
3.000%	04/01/52	6,625	5,861,469
3.500%	02/01/47	640	603,663
3.500%	05/01/52	3,530	3,238,414
4.000%	10/01/52	13,045	12,338,053
4.500%	08/01/52	3,403	3,299,772
4.500%	10/01/52(k)(kk)	24,609	23,862,556
5.000%	10/01/52	13,396	13,252,683
5.000%	11/01/52	5,845	5,789,630
5.500%	10/01/33	300	309,145
5.500%	06/01/34	2	2,352
5.500%	11/01/52	1,502	1,513,648
5.500%	12/01/52	878	883,478
6.000%	11/01/33	24	24,883
6.000%	05/01/34	37	37,688
6.000%	06/01/34	62	64,193
6.250%	07/15/32(k)	340	394,279
6.500%	07/01/32	4	4,146
6.500%	08/01/32	16	17,001
6.500%	08/01/32	17	18,039
6.500%	08/01/32	20	20,820
6.500%	09/01/32	21	22,344
6.500%	09/01/32	62	64,901
6.750%	03/15/31(k)	545	634,616
Federal National Mortgage Assoc.
1.500%	02/01/51	17,155	13,411,322
1.500%	05/01/51	562	439,388
2.000%	03/01/51	6,835	5,611,316
2.000%	10/01/51	8,848	7,244,124
2.500%	TBA(tt)	4,500	3,827,813
2.500%	06/01/50	2,423	2,081,633
2.500%	10/01/50	8,256	7,066,035
2.500%	01/01/51	2,607	2,226,731
2.500%	02/01/51	521	445,536
2.500%	03/01/51	3,888	3,324,678
2.500%	05/01/51	1,342	1,144,817
2.500%	07/01/51	1,542	1,314,765
3.000%	04/01/48	6,337	5,821,134
3.000%	07/01/51	543	482,004
3.000%	11/01/51	1,516	1,348,603
3.000%	11/01/51	1,720	1,530,614
3.000%	11/01/51	13,515	11,966,530
3.000%	12/01/51	2,287	2,035,030
3.000%	12/01/51	2,903	2,601,315
3.000%	02/01/52	520	459,819
3.000%	03/01/52	1,939	1,715,789
3.000%	04/01/52	7,378	6,525,361
3.000%	05/01/52	1,464	1,294,933
3.500%	02/01/52	6,105	5,629,491
3.500%	05/01/52	5,795	5,317,031
4.500%	08/01/40	796	795,132
4.500%	06/01/52	743	720,028
4.500%	10/01/52	8,461	8,204,020

SEE NOTES TO FINANCIAL STATEMENTS.

A193

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/01/52	13,172	$13,036,522
5.000%	12/01/52	5,175	5,123,665
5.000%	03/01/53	8,770	8,722,108
5.000%	05/01/53	915	910,468
5.500%	TBA(tt)	2,000	2,008,438
5.500%	02/01/33	5	4,768
5.500%	02/01/33	7	6,861
5.500%	03/01/33	9	9,378
5.500%	03/01/33	16	16,584
5.500%	03/01/33	20	20,339
5.500%	04/01/33	2	2,505
5.500%	04/01/33	11	11,243
5.500%	04/01/33	12	12,197
5.500%	04/01/33	15	15,165
5.500%	07/01/33	12	12,477
5.500%	07/01/33	14	14,006
5.500%	08/01/33	12	12,563
5.500%	02/01/34	12	12,609
5.500%	04/01/34	12	12,195
5.500%	06/01/34	15	15,860
6.000%	TBA(tt)	4,500	4,568,906
6.000%	10/01/33	1	1,442
6.000%	10/01/33	148	153,341
6.000%	03/01/34	20	21,283
6.000%	02/01/35	80	83,544
6.000%	11/01/36	20	21,408
6.000%	11/01/52	1,000	1,018,770
6.000%	12/01/52	3,190	3,246,829
6.500%	08/01/32	57	60,116
6.500%	09/01/32	47	48,808
6.500%	09/01/32	75	78,850
6.500%	10/01/32	34	35,895
6.500%	04/01/33	62	63,918
6.500%	11/01/33	2	2,585
6.500%	06/01/53	984	1,008,440
6.625%	11/15/30(k)	830	954,447
7.000%	05/01/32	43	44,414
7.000%	06/01/32	3	3,522
7.000%	03/01/53	386	398,385
7.125%	01/15/30(k)	785	913,045
Government National Mortgage Assoc.
2.500%	03/20/51	1,073	938,452
2.500%	04/20/51	1,064	931,505
3.500%	01/20/48	98	92,450
3.500%	05/20/52	459	427,375
4.000%	02/20/49	200	193,637
4.500%	08/20/52	490	478,014
4.500%	09/20/52	1,980	1,933,149
5.000%	07/20/52	3,475	3,453,098
5.000%	09/20/52	1,398	1,390,052
5.500%	01/15/33	25	25,682
5.500%	02/15/33	15	14,691
5.500%	05/15/33	44	44,300
5.500%	05/15/33	122	123,836
5.500%	06/15/33	91	92,078
5.500%	09/15/33	20	19,716
5.500%	07/15/35	26	26,151
5.500%	09/20/52	1,601	1,614,069

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	11/20/52	8,979	$9,050,784
6.000%	12/15/32	52	53,118
6.000%	11/15/33	23	23,543
6.000%	01/15/34	5	5,535
6.000%	06/20/34	148	156,169
6.000%	11/15/34	184	188,728
6.500%	09/15/32	27	28,131
6.500%	09/15/32	72	74,462
6.500%	09/15/32	110	114,839
6.500%	11/15/33	53	54,369

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $253,858,717)			255,504,285

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Bonds
1.750%	08/15/41	14,386	10,020,748
1.875%	02/15/41	138	98,979
2.250%	05/15/41(h)(k)	70,325	53,666,765
3.375%	08/15/42	3,710	3,314,073
4.125%	08/15/53	320	324,350
U.S. Treasury Notes
4.000%	12/15/25	935	930,142
4.500%	11/15/33	205	215,378
U.S. Treasury Strips Coupon
1.467%(s)	11/15/41	500	229,102
2.208%(s)	05/15/39	1,575	825,768
2.335%(s)	08/15/44	2,500	1,009,961
2.364%(s)	05/15/45	3,420	1,338,743
2.377%(s)	08/15/45	1,250	485,107
2.388%(s)	05/15/43	3,175	1,353,716
2.423%(s)	11/15/40	430	207,475
2.423%(s)	05/15/44	7,225	2,949,832
3.143%(s)	08/15/41	1,350	626,379
3.176%(s)	08/15/40	120	58,706
4.920%(s)	08/15/48	830	286,772
5.158%(s)	02/15/41	130	62,090
5.331%(s)	02/15/40	620	311,889

TOTAL U.S. TREASURY OBLIGATIONS (cost $100,439,486)			78,315,975

		Shares

COMMON STOCKS — 0.2%
Chemicals — 0.0%
TPC Group, Inc.*^		14,880	416,640

Gas Utilities — 0.1%
Ferrellgas Partners LP (Class B Stock) (original cost $1,543,888; purchased 10/25/19)(f)		5,622	926,795

Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp.(a)		12,213	939,668

TOTAL COMMON STOCKS (cost $1,102,049)			2,283,103

SEE NOTES TO FINANCIAL STATEMENTS.

A194

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

PREFERRED STOCKS — 0.1%
Banks — 0.1%
Citigroup Capital XIII, 12.022%(c), 3 Month SOFR + 6.632%, Maturing 10/30/40	45,000	$1,284,300

Capital Markets — 0.0%
State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(oo)	35,000	829,850

TOTAL PREFERRED STOCKS (cost $2,000,000)		2,114,150

TOTAL LONG-TERM INVESTMENTS (cost $1,489,764,513)		1,413,842,802

SHORT-TERM INVESTMENTS — 4.0%
AFFILIATED MUTUAL FUNDS — 4.0%
PGIM Core Ultra Short Bond Fund(wb)	24,486,109	24,486,109
PGIM Institutional Money Market Fund (cost $31,834,316; includes $31,647,661 of cash collateral for securities on loan)(b)(wb)	31,870,029	31,857,281

TOTAL AFFILIATED MUTUAL FUNDS (cost $56,320,425)		56,343,390

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Entertainment
Warnermedia Holdings, Inc.,
Gtd. Notes
3.528%	03/15/24	20	19,886

(cost $19,984)

TOTAL SHORT-TERM INVESTMENTS (cost $56,340,409)			56,363,276

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN—104.1% (cost $1,546,104,922)			1,470,206,078

OPTION WRITTEN*~ — (0.0)%
(premiums received $0)			(39)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN—104.1% (cost $1,546,104,922)			1,470,206,039
Liabilities in excess of other assets(z) — (4.1)%			(58,467,936)

NET ASSETS — 100.0%			$1,411,738,103

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,337,316 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,941,774; cash collateral of $31,647,661 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $5,910,526. The aggregate value of $3,368,682 is 0.2% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $11,000,000 is 0.8% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A195

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Unfunded loan commitment outstanding at December 31, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Tank Holding Corp., Delayed Draw Term Commitment, 1 Month SOFR + 6.100%, 11.456%(c), Maturity Date 03/31/28 (cost $53,009)^	54	$51,446	$—	$(1,563)

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.000%	TBA	01/16/24	$(13,000)	$(12,294,648)
Federal National Mortgage Assoc.	5.000%	TBA	01/16/24	(18,000)	(17,807,344)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $29,766,406)					$(30,101,992)

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA††^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	15,090	$(39)

(premiums received $0)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
193	3 Month CME SOFR	Mar. 2024	$45,665,006	$37,686
119	3 Month CME SOFR	Jun. 2024	28,266,963	115,422
116	3 Month CME SOFR	Sep. 2024	27,690,650	197,058
490	2 Year U.S. Treasury Notes	Mar. 2024	100,897,890	998,922
496	5 Year U.S. Treasury Notes	Mar. 2024	53,951,626	134,121
1,104	10 Year U.S. Treasury Notes	Mar. 2024	124,631,256	3,400,370
305	10 Year U.S. Ultra Treasury Notes	Mar. 2024	35,994,767	1,550,890
303	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	40,478,906	2,898,943

				9,333,412

Short Positions:
71	5 Year Euro-Bobl	Mar. 2024	9,349,220	(153,440)
87	10 Year Euro-Bund	Mar. 2024	13,179,110	(422,547)
130	20 Year U.S. Treasury Bonds	Mar. 2024	16,241,875	(1,185,801)
25	Euro Schatz Index	Mar. 2024	2,940,509	(18,788)

				(1,780,576)

				$7,552,836

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/24	HSBC	GBP	8,686	$10,935,887	$11,071,975	$—	$(136,088)

SEE NOTES TO FINANCIAL STATEMENTS.

A196

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/12/24	UAG	GBP	545	$689,723	$694,348	$—	$(4,625)
Euro,
Expiring 01/12/24	CITI	EUR	1,403	1,544,253	1,550,248	—	(5,995)
Expiring 01/12/24	JPM	EUR	94,583	103,574,287	104,474,183	—	(899,896)
Expiring 01/12/24	MSI	EUR	6,825	7,456,746	7,538,482	—	(81,736)

				$124,200,896	$125,329,236	$—	$(1,128,340)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/24	0.500%(M)	6,778	*	$4,605	$(91)	$4,696	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of Italy	12/20/27	1.000%(Q)	EUR 1,755	$(43,460)	$(52,680)	$9,220	BARC
United Mexican States	12/20/24	1.000%(Q)	160	(1,354)	219	(1,573)	CITI
United Mexican States	12/20/24	1.000%(Q)	130	(1,100)	213	(1,313)	CITI

				$(45,914)	$(52,248)	$6,334

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction & Development	03/20/24	0.250	%(Q)	10,710	0.039%	$5,967	$2,292	$3,675	BOA
Petroleos Mexicanos	12/20/24	1.000	%(Q)	160	2.187%	(1,752)	(2,928)	1,176	CITI
Petroleos Mexicanos	12/20/24	1.000	%(Q)	130	2.187%	(1,423)	(2,407)	984	CITI

						$2,792	$(3,043)	$5,835

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	3,703	3.562%	$27,242	$222,155	$194,913

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the

SEE NOTES TO FINANCIAL STATEMENTS.

A197

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP	3,946	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	$(184,608)	$450,418	$635,026
GBP	2,920	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 5.187%	150,731	390,565	239,834
GBP	2,100	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	(145,549)	399,047	544,596
GBP	767	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/ 5.187%	37,010	(157,641)	(194,651)
GBP	740	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	52,659	168,130	115,471
GBP	230	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/ 5.187%	(9,088)	60,471	69,559
	41,700	03/08/24	5.386%(T)	1 Day SOFR(2)(T)/ 5.380%	(27)	33,202	33,229
	134,680	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	257,853	257,853
	13,780	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	27,798	27,798
	17,596	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	92,214	92,214
	35,145	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	136,627	136,627
	42,315	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(272,612)	(272,612)
	9,580	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	1,772	(197,878)	(199,650)

					$(97,100)	$1,388,194	$1,485,294

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A198

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)††	1 Day USOIS -45 bps(T)/ 4.880%	GSI	03/20/24	(18,694)	$(1,709,468)	$—	$(1,709,468)
U.S. Treasury Bond(T)	1 Day USOIS +18 bps(T)/ 5.510%	JPM	01/18/24	8,530	(297,765)	—	(297,765)
U.S. Treasury Bond(T)	1 Day USOIS +18 bps(T)/ 5.510%	GSI	01/19/24	15,820	(602,249)	—	(602,249)
U.S. Treasury Bond(T)	1 Day USOIS +18 bps(T)/ 5.510%	JPM	01/23/24	15,190	(673,097)	—	(673,097)
U.S. Treasury Bond(T)	1 Day USOIS +18 bps(T)/ 5.510%	JPM	01/29/24	12,265	(417,994)	—	(417,994)
U.S. Treasury Bond(T)	1 Day USOIS +19 bps(T)/ 5.520%	GSI	02/01/24	17,905	(373,064)	—	(373,064)
U.S. Treasury Bond(T)	1 Day USOIS +22 bps(T)/ 5.550%	JPM	06/04/24	15,220	920,642	—	920,642

					$(3,152,995)	$—	$(3,152,995)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the top 50 individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with GSI, as of December 31, 2023, termination date 03/20/2024:

Corporate Bond:

Reference Entity	Shares	Market Value	% of Total Index Value
Bank of America Corp.	40,319,400	$31,818,632	7.03%
Wells Fargo & Co.	34,230,900	26,141,269	5.78%
Morgan Stanley	27,871,800	21,699,112	4.79%
Goldman Sachs Group, Inc.	28,954,200	21,554,229	4.76%
Citigroup, Inc.	26,654,100	19,345,148	4.27%
AT&T, Inc.	24,354,000	17,997,943	3.98%
Verizon Communications, Inc.	20,024,400	15,629,826	3.45%
Anheuser-Busch InBev Worldwide, Inc.	15,694,800	15,062,628	3.33%
Comcast Corp.	19,889,100	13,590,245	3.00%
Oracle Corp.	15,559,500	12,418,114	2.74%
Apple, Inc.	16,236,000	11,376,630	2.51%
Abbvie, Inc.	10,282,800	9,237,155	2.04%
Microsoft Corp.	10,553,400	7,874,815	1.74%
CVS Health Corp.	9,200,400	7,779,923	1.72%
Amazon.com, Inc.	10,147,500	7,620,504	1.68%
UnitedHealth Group, Inc.	8,523,900	6,489,857	1.43%
Visa, Inc.	9,335,700	5,865,646	1.30%
Intel Corp.	7,441,500	5,356,129	1.18%
The Walt Disney Co.	6,494,400	5,345,247	1.18%

SEE NOTES TO FINANCIAL STATEMENTS.

A199

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Corporate Bond (continued):

Reference Entity	Shares	Market Value	% of Total Index Value
Broadcom, Inc.	6,629,700	$5,326,563	1.18%
Shell International Finance BV	6,900,300	5,259,553	1.16%
T-Mobile USA, Inc.	7,035,600	5,196,108	1.15%
Home Depot, Inc.	7,982,700	5,135,561	1.13%
ExxonMobil Corp.	6,223,800	4,953,451	1.09%
Telefonica Emisiones, S.A.U.	5,412,000	4,868,585	1.08%
Amgen, Inc.	6,765,000	4,840,335	1.07%
Pfizer, Inc.	6,494,400	4,541,473	1.00%
General Motors Co.	4,870,800	4,534,242	1.00%
Cigna Corp.	5,547,300	4,166,982	0.92%
Bristol-Myers Squibb Co.	6,494,400	4,145,407	0.92%
Enterprise Products Operating LLC	5,412,000	4,093,108	0.90%
Pacific Gas & Electric Co.	4,600,200	4,065,369	0.90%
Intercontinental Exchange, Inc.	5,547,300	3,990,780	0.88%
B.A.T. Capital Corp.	5,547,300	3,977,877	0.88%
Altria Group, Inc.	5,412,000	3,910,844	0.86%
Raytheon Technologies Corp.	5,682,600	3,813,719	0.84%
PepsiCo, Inc.	4,464,900	3,807,903	0.84%
Gilead Sciences, Inc.	5,276,700	3,688,849	0.82%
Vodafone Group PLC	4,194,300	3,541,546	0.78%
Johnson & Johnson	5,276,700	3,533,311	0.78%
McDonald’s Corp.	3,788,400	3,394,762	0.75%
The Coca-Cola Co.	4,194,300	3,219,057	0.71%
FedEx Corp.	3,111,900	3,124,914	0.69%
BP Capital Markets America, Inc.	4,194,300	3,104,965	0.69%
Elevance Health, Inc.	3,788,400	3,019,837	0.67%
American International Group, Inc.	3,111,900	2,863,251	0.63%
Simon Property Group LP	3,382,500	2,746,212	0.61%
International Business Machines Corp.	3,788,400	2,637,309	0.58%
Union Pacific Corp.	3,653,100	2,629,235	0.58%
Berkshire Hathaway Finance Corp.	3,923,700	2,616,705	0.58%

		$382,950,865

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$2,724	$(58,106)	$940,393	$(4,076,523)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$8,462,717

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$13,515,485	$—
Collateralized Loan Obligations	—	270,463,013	—
Consumer Loans	—	10,452,319	—
Credit Cards	—	764,785	—
Home Equity Loans	—	2,744,899	—
Other	—	2,245,636	—
Residential Mortgage-Backed Securities	—	1,635,298	1,422,439
Student Loans	—	3,149,462	—
Commercial Mortgage-Backed Securities	—	186,360,074	—
Corporate Bonds	—	485,376,468	1,088,578
Floating Rate and Other Loans	—	11,979,329	376,656
Municipal Bonds	—	15,104,378	—
Residential Mortgage-Backed Securities	—	42,090,613	1,030,000
Sovereign Bonds	—	25,825,857	—
U.S. Government Agency Obligations	—	255,504,285	—
U.S. Treasury Obligations	—	78,315,975	—
Common Stocks	939,668	926,795	416,640
Preferred Stocks	2,114,150	—	—
Short-Term Investments
Affiliated Mutual Funds	56,343,390	—	—
Corporate Bond	—	19,886	—

Total	$59,397,208	$1,406,474,557	$4,334,313

Liabilities
Option Written	$—	$—	$(39)

Other Financial Instruments*
Assets
Futures Contracts	$9,333,412	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	194,913	—
OTC Credit Default Swap Agreements	—	5,967	4,605
Centrally Cleared Interest Rate Swap Agreements	—	2,152,207	—
OTC Total Return Swap Agreement	—	920,642	—

Total	$9,333,412	$3,273,729	$4,605

Liabilities
Unfunded Loan Commitment	$—	$—	$(1,563)
Forward Commitment Contracts	—	(30,101,992)	—
Futures Contracts	(1,780,576)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,128,340)	—
OTC Credit Default Swap Agreements	—	(49,089)	—
Centrally Cleared Interest Rate Swap Agreements	—	(666,913)	—
OTC Total Return Swap Agreements	—	(4,073,637)	—

Total	$(1,780,576)	$(36,019,971)	$(1,563)

*

Other financial instruments are derivative, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Collateralized Loan Obligations	19.2%
U.S. Government Agency Obligations	18.1

Commercial Mortgage-Backed Securities	13.2%
Banks	9.4

SEE NOTES TO FINANCIAL STATEMENTS.

A201

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

U.S. Treasury Obligations	5.5%
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	4.0
Residential Mortgage-Backed Securities	3.2
Electric	3.2
Oil & Gas	2.2
Pipelines	2.2
Sovereign Bonds	1.8
Pharmaceuticals	1.6
Media	1.5
Telecommunications	1.4
Healthcare-Services	1.1
Municipal Bonds	1.1
Automobiles	1.0
Chemicals	0.9
Real Estate Investment Trusts (REITs)	0.8
Consumer Loans	0.7
Foods	0.7
Agriculture	0.7
Auto Manufacturers	0.7
Commercial Services	0.7
Retail	0.6
Aerospace & Defense	0.6
Software	0.6
Entertainment	0.5
Airlines	0.5
Insurance	0.5
Engineering & Construction	0.4
Semiconductors	0.4
Diversified Financial Services	0.4
Lodging	0.4
Mining	0.3
Beverages	0.3
Biotechnology	0.3
Trucking & Leasing	0.3
Student Loans	0.2
Packaging & Containers	0.2

Leisure Time	0.2%
Computers	0.2
Home Equity Loans	0.2
Gas	0.2
Machinery-Diversified	0.2
Healthcare-Products	0.2
Other	0.2
Building Materials	0.2
Auto Parts & Equipment	0.1
Transportation	0.1
Multi-National	0.1
Metal Fabricate/Hardware	0.1
Distribution/Wholesale	0.1
Electrical Components & Equipment	0.1
Apparel	0.1
Electronics	0.1
Home Builders	0.1
Oil, Gas & Consumable Fuels	0.1
Gas Utilities	0.1
Capital Markets	0.0	*
Credit Cards	0.0	*
Oil & Gas Services	0.0	*
Environmental Control	0.0	*
Internet	0.0	*
Miscellaneous Manufacturing	0.0	*
Office/Business Equipment	0.0	*
Forest Products & Paper	0.0	*
Iron/Steel	0.0	*
Machinery-Construction & Mining	0.0	*
Shipbuilding	0.0	*

	104.1
Option Written	(0.0	)*
Liabilities in excess of other assets	(4.1)

	100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$194,913	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	2,724		Premiums received for OTC swap agreements	58,106
Credit contracts	—	—		Options written outstanding, at value	39
Credit contracts	Unrealized appreciation on OTC swap agreements	19,751		Unrealized depreciation on OTC swap agreements	2,886

SEE NOTES TO FINANCIAL STATEMENTS.

A202

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—		Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,128,340
Interest rate contracts	Due from/to broker-variation margin futures	9,333,412	*	Due from/to broker-variation margin futures	1,780,576	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,152,207	*	Due from/to broker-variation margin swaps	666,913	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	920,642		Unrealized depreciation on OTC swap agreements	4,073,637

		$12,623,649			$7,710,497

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(873,541)	$989,774	$—	$—	$(571,962)
Foreign exchange contracts	—	—	—	(3,895,889)	—
Interest rate contracts	(2,978)	74,453	(13,243,865)	—	736,683

Total	$(876,519)	$1,064,227	$(13,243,865)	$(3,895,889)	$164,721

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$338,920	$(176,132)	$—	$—	$483,150
Foreign exchange contracts	—	—	—	2,363,644	—
Interest rate contracts	—	—	6,860,309	—	(3,592,110)

Total	$338,920	$(176,132)	$6,860,309	$2,363,644	$(3,108,960)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$179,014
Options Written (2)	108,642,000
Futures Contracts - Long Positions (2)	314,810,199
Futures Contracts - Short Positions (2)	58,486,500
Forward Foreign Currency Exchange Contracts - Purchased (3)	70,977,921
Forward Foreign Currency Exchange Contracts - Sold (3)	187,645,209
Interest Rate Swap Agreements (2)	180,466,579
Credit Default Swap Agreements - Buy Protection (2)	43,796,444

SEE NOTES TO FINANCIAL STATEMENTS.

A203

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Credit Default Swap Agreements - Sell Protection (2)	$31,097,433
Total Return Swap Agreements (2)	101,091,838

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$30,941,774	$(30,941,774)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$9,220	$(52,680)	$(43,460)	$—	$(43,460)
BOA	5,967	—	5,967	—	5,967
CITI	2,592	(14,216)	(11,624)	—	(11,624)
GSI	4,696	(2,684,911)	(2,680,215)	2,680,215	—
HSBC	—	(136,088)	(136,088)	—	(136,088)
JPM	920,642	(2,288,752)	(1,368,110)	1,368,110	—
MSI	—	(81,736)	(81,736)	—	(81,736)
UAG	—	(4,625)	(4,625)	—	(4,625)

	$943,117	$(5,263,008)	$(4,319,891)	$4,048,325	$(271,566)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A204

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $30,941,774:
Unaffiliated investments (cost $1,489,784,497)	$1,413,862,688
Affiliated investments (cost $56,320,425)	56,343,390
Foreign currency, at value (cost $1,646,469)	1,656,957
Cash	61,065
Receivable for investments sold	40,429,562
Dividends and interest receivable	12,476,207
Unrealized appreciation on OTC swap agreements	940,393
Receivable for Portfolio shares sold	147,717
Due from broker-variation margin futures	60,569
Due from broker-variation margin swaps	49,351
Premiums paid for OTC swap agreements	2,724
Prepaid expenses	11,532

Total Assets	1,526,042,155

LIABILITIES
Payable for investments purchased	46,203,835
Payable to broker for collateral for securities on loan	31,647,661
Forward commitment contracts, at value (proceeds receivable $29,766,406)	30,101,992
Unrealized depreciation on OTC swap agreements	4,076,523
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,128,340
Management fee payable	472,985
Accrued expenses and other liabilities	414,963
Payable for Portfolio shares purchased	193,129
Premiums received for OTC swap agreements	58,106
Distribution fee payable	2,735
Unrealized depreciation on unfunded loan commitments	1,563
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	1,070
Options written outstanding, at value (premiums received $0)	39

Total Liabilities	114,304,052

NET ASSETS	$1,411,738,103

Net assets were comprised of:
Partners’ Equity	$1,411,738,103

Class I:
Net asset value and redemption price per share, $1,398,429,587 / 97,727,450 outstanding shares of beneficial interest	$14.31

Class III:
Net asset value and redemption price per share, $13,308,516 / 936,177 outstanding shares of beneficial interest	$14.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $915 foreign withholding tax)	$61,113,647
Affiliated dividend income	4,430,158
Unaffiliated dividend income	233,133
Income from securities lending, net (including affiliated income of $81,331)	81,446

Total income	65,858,384

EXPENSES
Management fee	5,158,075
Distribution fee—Class III	27,536
Audit fee	106,000
Custodian and accounting fees	99,155
Shareholders’ reports	47,284
Professional Fees	37,431
Trustees’ fees	29,920
Transfer agent’s fees and expenses (including affiliated expense of $6,366)	11,164
Miscellaneous	66,702

Total expenses	5,583,267

NET INVESTMENT INCOME (LOSS)	60,275,117

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(258))	(21,226,928)
Futures transactions	(13,243,865)
Forward currency contract transactions	(3,895,889)
Options written transactions	1,064,227
Swap agreements transactions	164,721
Foreign currency transactions	(1,068,108)

(38,205,842)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,100)	59,384,716
Futures	6,860,309
Forward currency contracts	2,363,644
Options written	(176,132)
Swap agreements	(3,108,960)
Foreign currencies	(293,804)
Unfunded loan commitments	(1,563)

65,028,210

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	26,822,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,097,485

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$60,275,117	$37,708,473
Net realized gain (loss) on investment and foreign currency transactions	(38,205,842)	(62,508,780)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	65,028,210	(169,669,875)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,097,485	(194,470,182)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	317,587,803	45,246,239
Net asset value of shares issued in merger	—	46,303,369
Portfolio shares purchased	(86,800,418)	(106,286,659)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	230,787,385	(14,737,051)

TOTAL INCREASE (DECREASE)	317,884,870	(209,207,233)
NET ASSETS:
Beginning of year	1,093,853,233	1,303,060,466

End of year	$1,411,738,103	$1,093,853,233

SEE NOTES TO FINANCIAL STATEMENTS.

A205

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.33	$15.66	$15.78	$14.55	$13.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.64	0.45	0.40	0.45	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.34	(2.78)	(0.52)	0.78	0.94

Total from investment operations	0.98	(2.33)	(0.12)	1.23	1.43

Net Asset Value, end of year	$14.31	$13.33	$15.66	$15.78	$14.55

Total Return(b)	7.27%	(14.81)%	(0.76)%	8.45%	10.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,398	$1,085	$1,298	$1,293	$1,190
Average net assets (in millions)	$1,279	$1,155	$1,292	$1,235	$1,166
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.42%	0.43%	0.44%
Expenses before waivers and/or expense reimbursement	0.43%	0.43%	0.42%	0.43%	0.44%
Net investment income (loss)	4.68%	3.25%	2.55%	2.99%	3.53%
Portfolio turnover rate(d)(e)	224%	182%	49%	35%	48%

Class III
			April 26, 2021(f)
	Year Ended December 31,		through December 31,
	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$13.28	$15.64	$15.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.60	0.43	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.34	(2.79)	0.05	(g)

Total from investment operations	0.94	(2.36)	0.29

Net Asset Value, end of period	$14.22	$13.28	$15.64

Total Return(b)	7.08%	(15.09)%	1.89%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13	$9	$5
Average net assets (in millions)	$11	$8	$2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.66	%(h)
Expenses before waivers and/or expense reimbursement	0.68%	0.68%	0.66	%(h)
Net investment income (loss)	4.43%	3.08%	2.24	%(h)
Portfolio turnover rate(d)(e)	224%	182%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)	Commencement of offering.
(g)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(h)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A206

PSF SMALL-CAP STOCK INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS — 98.9%
Aerospace & Defense — 1.2%
AAR Corp.*	35,531	$2,217,134
AeroVironment, Inc.*	27,793	3,503,030
Kaman Corp.	30,173	722,643
Mercury Systems, Inc.*	54,800	2,004,036
Moog, Inc. (Class A Stock)	30,394	4,400,443
National Presto Industries, Inc.	5,457	438,088
Triumph Group, Inc.*	82,051	1,360,406

		14,645,780

Air Freight & Logistics — 0.4%
Forward Air Corp.	27,101	1,703,840
Hub Group, Inc. (Class A Stock)*	32,940	3,028,503

		4,732,343

Automobile Components — 1.3%
American Axle & Manufacturing Holdings, Inc.*	123,750	1,090,238
Dana, Inc.	135,800	1,984,038
Dorman Products, Inc.*	29,921	2,495,711
Gentherm, Inc.*	34,669	1,815,269
LCI Industries(a)	26,768	3,365,005
Patrick Industries, Inc.(a)	21,957	2,203,385
Phinia, Inc.	49,350	1,494,811
Standard Motor Products, Inc.	19,973	795,125
XPEL, Inc.*(a)	22,452	1,209,040

		16,452,622

Automobiles — 0.2%
Winnebago Industries, Inc.(a)	31,596	2,302,716

Banks — 9.4%
Ameris Bancorp	68,602	3,639,336
Atlantic Union Bankshares Corp.(a)	79,268	2,896,453
Axos Financial, Inc.*	54,280	2,963,688
Banc of California, Inc.(a)	138,250	1,856,697
BancFirst Corp.	15,277	1,486,910
Bancorp, Inc. (The)*	56,726	2,187,355
Bank of Hawaii Corp.(a)	42,000	3,043,320
BankUnited, Inc.	78,637	2,550,198
Banner Corp.	36,287	1,943,532
Berkshire Hills Bancorp, Inc.	45,323	1,125,370
Brookline Bancorp, Inc.	94,861	1,034,933
Capitol Federal Financial, Inc.(a)	133,631	861,920
Cathay General Bancorp	76,800	3,422,976
Central Pacific Financial Corp.	28,934	569,421
City Holding Co.(a)	15,678	1,728,656
Community Bank System, Inc.	56,436	2,940,880
Customers Bancorp, Inc.*	29,846	1,719,727
CVB Financial Corp.(a)	139,923	2,825,045
Dime Community Bancshares, Inc.	36,890	993,448
Eagle Bancorp, Inc.	31,985	964,028
FB Financial Corp.	37,105	1,478,634
First Bancorp	43,412	1,606,678
First BanCorp. (Puerto Rico)	182,411	3,000,661
First Commonwealth Financial Corp.	107,932	1,666,470
First Financial Bancorp	100,524	2,387,445
First Hawaiian, Inc.	134,882	3,083,403
Fulton Financial Corp.	173,550	2,856,633

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Hanmi Financial Corp.	32,002	$620,839
Heritage Financial Corp.	36,886	788,992
Hilltop Holdings, Inc.	48,909	1,722,086
Hope Bancorp, Inc.	126,945	1,533,496
Independent Bank Corp.	46,335	3,049,306
Independent Bank Group, Inc.	37,964	1,931,608
Lakeland Financial Corp.	26,878	1,751,370
National Bank Holdings Corp. (Class A Stock)	39,919	1,484,588
NBT Bancorp, Inc.	49,767	2,085,735
Northfield Bancorp, Inc.	41,808	525,945
Northwest Bancshares, Inc.	134,323	1,676,351
OFG Bancorp (Puerto Rico)	49,706	1,862,981
Pacific Premier Bancorp, Inc.	101,375	2,951,026
Park National Corp.	15,155	2,013,493
Pathward Financial, Inc.	27,653	1,463,673
Preferred Bank	13,198	964,114
Provident Financial Services, Inc.(a)	79,859	1,439,858
Renasant Corp.	59,345	1,998,740
S&T Bancorp, Inc.	40,379	1,349,466
Seacoast Banking Corp. of Florida	90,007	2,561,599
ServisFirst Bancshares, Inc.(a)	51,771	3,449,502
Simmons First National Corp. (Class A Stock)	132,299	2,624,812
Southside Bancshares, Inc.(a)	30,293	948,777
Stellar Bancorp, Inc.(a)	49,542	1,379,249
Tompkins Financial Corp.	13,163	792,807
Triumph Financial, Inc.*	22,895	1,835,721
TrustCo Bank Corp.	20,330	631,246
Trustmark Corp.	64,533	1,799,180
United Community Banks, Inc.	125,758	3,679,679
Veritex Holdings, Inc.	57,410	1,335,931
WaFd, Inc.(a)	68,441	2,255,815
Westamerica BanCorp	28,155	1,588,224
WSFS Financial Corp.	64,160	2,946,869

		115,876,895

Beverages — 0.2%
MGP Ingredients, Inc.(a)	16,523	1,627,846
National Beverage Corp.*	24,653	1,225,747

		2,853,593

Biotechnology — 2.2%
Alkermes PLC*(a)	176,400	4,893,336
Arcus Biosciences, Inc.*	57,373	1,095,824
Catalyst Pharmaceuticals, Inc.*	105,919	1,780,498
Cytokinetics, Inc.*(a)	102,700	8,574,423
Dynavax Technologies Corp.*(a)	136,610	1,909,808
Ironwood Pharmaceuticals, Inc.*	145,227	1,661,397
Myriad Genetics, Inc.*	93,694	1,793,303
REGENXBIO, Inc.*	43,268	776,661
Vericel Corp.*	50,436	1,796,026
Vir Biotechnology, Inc.*(a)	91,917	924,685
Xencor, Inc.*	64,855	1,376,872

		26,582,833

Broadline Retail — 0.3%
Kohl’s Corp.(a)	117,000	3,355,560

SEE NOTES TO FINANCIAL STATEMENTS.

A207

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Building Products — 2.5%
AAON, Inc.(a)	71,260	$5,263,976
American Woodmark Corp.*	17,320	1,608,162
Apogee Enterprises, Inc.	23,295	1,244,186
Armstrong World Industries, Inc.	46,700	4,591,544
AZZ, Inc.	26,661	1,548,738
Gibraltar Industries, Inc.*	32,133	2,537,864
Griffon Corp.	43,255	2,636,392
Hayward Holdings, Inc.*	133,250	1,812,200
Insteel Industries, Inc.	20,793	796,164
Masterbrand, Inc.*	133,987	1,989,707
PGT Innovations, Inc.*	60,305	2,454,414
Quanex Building Products Corp.	34,827	1,064,661
Resideo Technologies, Inc.*	154,307	2,904,058

		30,452,066

Capital Markets — 1.6%
Artisan Partners Asset Management, Inc. (Class A Stock)(a)	72,350	3,196,423
B. Riley Financial, Inc.(a)	17,661	370,704
Brightsphere Investment Group, Inc.	34,631	663,530
Donnelley Financial Solutions, Inc.*	26,136	1,630,102
Moelis & Co. (Class A Stock)(a)	70,450	3,954,358
Piper Sandler Cos.(a)	15,902	2,780,783
PJT Partners, Inc. (Class A Stock)(a)	23,550	2,399,039
StoneX Group, Inc.*	28,350	2,093,081
Virtus Investment Partners, Inc.	7,133	1,724,474
WisdomTree, Inc.(a)	116,698	808,717

		19,621,211

Chemicals — 2.4%
AdvanSix, Inc.	28,493	853,650
Balchem Corp.	34,075	5,068,656
Hawkins, Inc.	19,984	1,407,273
HB Fuller Co.	57,078	4,646,720
Ingevity Corp.*	35,600	1,681,032
Innospec, Inc.	26,279	3,238,624
Koppers Holdings, Inc.	21,969	1,125,252
Mativ Holdings, Inc.	57,295	877,187
Minerals Technologies, Inc.	34,371	2,450,996
Quaker Chemical Corp.(a)	14,635	3,123,402
Sensient Technologies Corp.	44,650	2,946,900
Stepan Co.	22,429	2,120,662

		29,540,354

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.	69,262	3,105,015
Brady Corp. (Class A Stock)	47,380	2,780,732
CoreCivic, Inc.*	120,073	1,744,661
Deluxe Corp.(a)	46,634	1,000,299
Enviri Corp.*	85,326	767,934
GEO Group, Inc. (The)*(a)	129,017	1,397,254
Healthcare Services Group, Inc.*	78,039	809,264
HNI Corp.	49,197	2,057,911
Interface, Inc.	62,150	784,333
Liquidity Services, Inc.*	23,941	412,025
Matthews International Corp. (Class A Stock)	32,207	1,180,387
MillerKnoll, Inc.	77,667	2,072,156

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
OPENLANE, Inc.*(a)	114,187	$1,691,109
Pitney Bowes, Inc.(a)	163,825	720,830
UniFirst Corp.	15,963	2,919,792
Vestis Corp.	138,200	2,921,548
Viad Corp.*	22,316	807,839

		27,173,089

Communications Equipment — 1.0%
ADTRAN Holdings, Inc.	75,710	555,712
Digi International, Inc.*(a)	37,998	987,948
Extreme Networks, Inc.*	136,678	2,411,000
Harmonic, Inc.*(a)	118,558	1,545,996
NetScout Systems, Inc.*	75,037	1,647,062
Viasat, Inc.*(a)	78,965	2,207,072
Viavi Solutions, Inc.*	235,087	2,367,326

		11,722,116

Construction & Engineering — 1.0%
Arcosa, Inc.	51,863	4,285,958
Dycom Industries, Inc.*	31,008	3,568,711
Granite Construction, Inc.(a)	46,424	2,361,125
MYR Group, Inc.*	17,660	2,554,166

		12,769,960

Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	52,130	1,717,162
Encore Capital Group, Inc.*	24,833	1,260,275
Enova International, Inc.*	31,553	1,746,774
EZCORP, Inc. (Class A Stock)*(a)	56,182	491,031
Green Dot Corp. (Class A Stock)*	48,136	476,546
Navient Corp.(a)	89,450	1,665,559
PRA Group, Inc.*	41,443	1,085,807
PROG Holdings, Inc.*	47,279	1,461,394
World Acceptance Corp.*(a)	3,634	474,346

		10,378,894

Consumer Staples Distribution & Retail — 0.6%
Andersons, Inc. (The)(a)	33,678	1,937,832
Chefs’ Warehouse, Inc. (The)*	37,277	1,097,062
PriceSmart, Inc.	26,449	2,004,305
SpartanNash Co.	36,590	839,741
United Natural Foods, Inc.*	62,686	1,017,394

		6,896,334

Containers & Packaging — 0.7%
Myers Industries, Inc.	39,372	769,723
O-I Glass, Inc.*	163,925	2,685,091
Sealed Air Corp.	152,650	5,574,778

		9,029,592

Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.*	42,090	2,481,206
Frontdoor, Inc.*	84,152	2,963,834
Mister Car Wash, Inc.*(a)	96,956	837,700
Perdoceo Education Corp.	69,406	1,218,769
Strategic Education, Inc.	23,455	2,166,538
Stride, Inc.*(a)	42,000	2,493,540

		12,161,587

SEE NOTES TO FINANCIAL STATEMENTS.

A208

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Diversified REITs — 0.8%
Alexander & Baldwin, Inc.	76,655	$1,457,978
American Assets Trust, Inc.	51,352	1,155,934
Armada Hoffler Properties, Inc.	71,254	881,412
Essential Properties Realty Trust, Inc.	164,935	4,215,739
Global Net Lease, Inc.(a)	207,910	2,068,704

		9,779,767

Diversified Telecommunication Services — 0.8%
ATN International, Inc.	11,074	431,554
Cogent Communications Holdings, Inc.	45,746	3,479,441
Consolidated Communications Holdings, Inc.*	80,490	350,131
EchoStar Corp. (Class A Stock)*	121,000	2,004,970
Lumen Technologies, Inc.*(a)	1,066,568	1,951,819
Shenandoah Telecommunications Co.	53,138	1,148,844

		9,366,759

Electric Utilities — 0.3%
Otter Tail Corp.(a)	44,099	3,747,092

Electrical Equipment — 0.5%
Encore Wire Corp.(a)	16,676	3,561,994
Powell Industries, Inc.	9,620	850,408
SunPower Corp.*(a)	91,850	443,635
Vicor Corp.*	24,000	1,078,560

		5,934,597

Electronic Equipment, Instruments & Components — 3.9%
Advanced Energy Industries, Inc.	39,406	4,292,101
Arlo Technologies, Inc.*	100,638	958,074
Badger Meter, Inc.	31,023	4,789,020
Benchmark Electronics, Inc.	37,715	1,042,443
CTS Corp.	32,926	1,440,183
ePlus, Inc.*	28,454	2,271,767
Fabrinet (Thailand)*	38,401	7,308,862
Insight Enterprises, Inc.*	29,271	5,186,528
Itron, Inc.*	48,060	3,629,011
Knowles Corp.*	95,399	1,708,596
Methode Electronics, Inc.	38,498	875,060
OSI Systems, Inc.*	16,462	2,124,421
PC Connection, Inc.	11,862	797,245
Plexus Corp.*	29,052	3,141,393
Rogers Corp.*	17,705	2,338,299
Sanmina Corp.*	60,488	3,107,269
ScanSource, Inc.*	26,331	1,042,971
TTM Technologies, Inc.*	108,092	1,708,935

		47,762,178

Energy Equipment & Services — 1.8%
Archrock, Inc.(a)	145,177	2,235,726
Bristow Group, Inc.*	25,600	723,712
Core Laboratories, Inc.(a)	49,948	882,082
Dril-Quip, Inc.*	36,568	850,937
Helix Energy Solutions Group, Inc.*	149,725	1,539,173
Helmerich & Payne, Inc.(a)	105,086	3,806,215
Liberty Energy, Inc.	162,200	2,942,308
Nabors Industries Ltd.*	9,394	766,832
Oceaneering International, Inc.*(a)	106,448	2,265,213
Oil States International, Inc.*	68,364	464,192

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (cont’d.)
Patterson-UTI Energy, Inc.	339,673	$3,668,468
ProPetro Holding Corp.*	89,695	751,644
RPC, Inc.(a)	91,067	662,968
U.S. Silica Holdings, Inc.*	82,505	933,132

		22,492,602

Entertainment — 0.4%
Cinemark Holdings, Inc.*(a)	112,121	1,579,785
Madison Square Garden Sports Corp.*(a)	17,640	3,207,481
Marcus Corp. (The)(a)	26,259	382,856

		5,170,122

Financial Services — 2.1%
EVERTEC, Inc. (Puerto Rico)(a)	69,132	2,830,264
Jackson Financial, Inc. (Class A Stock)	74,780	3,828,736
Mr. Cooper Group, Inc.*	69,611	4,533,068
NCR Atleos Corp.*	70,700	1,717,303
NMI Holdings, Inc. (Class A Stock)*	85,707	2,543,784
Payoneer Global, Inc.*	276,668	1,441,440
Radian Group, Inc.	161,919	4,622,787
Walker & Dunlop, Inc.(a)	35,355	3,924,759

		25,442,141

Food Products — 1.4%
B&G Foods, Inc.(a)	83,107	872,624
Calavo Growers, Inc.	18,957	557,525
Cal-Maine Foods, Inc.	42,927	2,463,581
Fresh Del Monte Produce, Inc.	35,576	933,870
Hain Celestial Group, Inc. (The)*	95,684	1,047,740
J & J Snack Foods Corp.	16,312	2,726,388
John B. Sanfilippo & Son, Inc.	9,558	984,856
Simply Good Foods Co. (The)*	95,805	3,793,878
Tootsie Roll Industries, Inc.(a)	18,227	605,865
TreeHouse Foods, Inc.*	53,178	2,204,228
WK Kellogg Co.	70,500	926,370

		17,116,925

Gas Utilities — 0.3%
Chesapeake Utilities Corp.	22,907	2,419,666
Northwest Natural Holding Co.(a)	38,600	1,503,084

		3,922,750

Ground Transportation — 0.6%
ArcBest Corp.	25,006	3,005,971
Heartland Express, Inc.	49,034	699,225
Marten Transport Ltd.	61,016	1,280,116
RXO, Inc.*	123,669	2,876,541

		7,861,853

Health Care Equipment & Supplies — 2.5%
Artivion, Inc.*	41,684	745,310
Avanos Medical, Inc.*	49,448	1,109,119
CONMED Corp.	32,505	3,559,623
Embecta Corp.	60,562	1,146,439
Glaukos Corp.*	51,464	4,090,873
ICU Medical, Inc.*	21,430	2,137,428
Integer Holdings Corp.*(a)	35,223	3,489,895

SEE NOTES TO FINANCIAL STATEMENTS.

A209

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
LeMaitre Vascular, Inc.	20,933	$1,188,157
Merit Medical Systems, Inc.*	61,020	4,635,079
Omnicell, Inc.*	48,050	1,808,121
OraSure Technologies, Inc.*	77,673	636,919
STAAR Surgical Co.*(a)	51,900	1,619,799
Tandem Diabetes Care, Inc.*(a)	68,794	2,034,926
UFP Technologies, Inc.*	7,430	1,278,257
Varex Imaging Corp.*	43,232	886,256

		30,366,201

Health Care Providers & Services — 3.0%
AdaptHealth Corp.*(a)	87,365	636,891
Addus HomeCare Corp.*	17,141	1,591,542
Agiliti, Inc.*	38,069	301,506
AMN Healthcare Services, Inc.*(a)	39,953	2,991,681
Apollo Medical Holdings, Inc.*(a)	43,915	1,681,944
CorVel Corp.*	9,578	2,367,777
Cross Country Healthcare, Inc.*(a)	34,906	790,272
Enhabit, Inc.*	53,579	554,543
Ensign Group, Inc. (The)(a)	59,675	6,696,132
Fulgent Genetics, Inc.*(a)	21,282	615,263
ModivCare, Inc.*	13,179	579,744
National HealthCare Corp.(a)	14,250	1,316,985
NeoGenomics, Inc.*	134,755	2,180,336
Owens & Minor, Inc.*	80,844	1,557,864
Pediatrix Medical Group, Inc.*	88,532	823,348
Premier, Inc. (Class A Stock)	126,500	2,828,540
Privia Health Group, Inc.*(a)	108,550	2,499,906
RadNet, Inc.*(a)	63,882	2,221,177
Select Medical Holdings Corp.	111,087	2,610,544
U.S. Physical Therapy, Inc.(a)	15,944	1,485,024

		36,331,019

Health Care REITs — 0.4%
CareTrust REIT, Inc.	120,535	2,697,573
Community Healthcare Trust, Inc.	26,393	703,110
LTC Properties, Inc.	44,308	1,423,173
Universal Health Realty Income Trust	13,600	588,200

		5,412,056

Health Care Technology — 0.5%
Certara, Inc.*(a)	113,195	1,991,100
HealthStream, Inc.	25,921	700,645
Schrodinger, Inc.*(a)	57,800	2,069,240
Simulations Plus, Inc.(a)	16,981	759,900
Veradigm, Inc.*	115,476	1,211,343

		6,732,228

Hotel & Resort REITs — 1.2%
Apple Hospitality REIT, Inc.(a)	224,950	3,736,419
Chatham Lodging Trust	52,251	560,131
DiamondRock Hospitality Co.(a)	221,604	2,080,862
Pebblebrook Hotel Trust(a)	127,381	2,035,548
Service Properties Trust	175,240	1,496,550
Summit Hotel Properties, Inc.	115,099	773,465
Sunstone Hotel Investors, Inc.	217,142	2,329,934
Xenia Hotels & Resorts, Inc.(a)	112,105	1,526,870

		14,539,779

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 2.1%
BJ’s Restaurants, Inc.*	24,525	$883,145
Bloomin’ Brands, Inc.(a)	91,768	2,583,269
Brinker International, Inc.*	46,704	2,016,679
Cheesecake Factory, Inc. (The)(a)	49,385	1,728,969
Chuy’s Holdings, Inc.*(a)	18,316	700,221
Cracker Barrel Old Country Store, Inc.(a)	23,416	1,804,905
Dave & Buster’s Entertainment, Inc.*	36,299	1,954,701
Dine Brands Global, Inc.	16,577	823,048
Golden Entertainment, Inc.	22,646	904,255
Jack in the Box, Inc.(a)	21,250	1,734,638
Monarch Casino & Resort, Inc.	14,089	974,254
Papa John’s International, Inc.(a)	34,600	2,637,558
Sabre Corp.*	401,156	1,765,086
Shake Shack, Inc. (Class A Stock)*(a)	39,639	2,938,043
Six Flags Entertainment Corp.*	75,921	1,904,099

		25,352,870

Household Durables — 3.5%
Cavco Industries, Inc.*	8,180	2,835,352
Century Communities, Inc.	29,891	2,724,266
Ethan Allen Interiors, Inc.	24,423	779,582
Green Brick Partners, Inc.*	26,834	1,393,758
Installed Building Products, Inc.(a)	24,923	4,556,423
iRobot Corp.*	29,534	1,142,966
La-Z-Boy, Inc.	45,467	1,678,642
LGI Homes, Inc.*	21,670	2,885,577
M/I Homes, Inc.*	29,433	4,054,101
MDC Holdings, Inc.(a)	63,131	3,487,988
Meritage Homes Corp.	38,858	6,769,063
Newell Brands, Inc.	402,850	3,496,738
Sonos, Inc.*(a)	135,593	2,324,064
Tri Pointe Homes, Inc.*	102,555	3,630,447
Worthington Enterprises, Inc.(a)	32,200	1,853,110

		43,612,077

Household Products — 0.7%
Central Garden & Pet Co.*	10,166	509,418
Central Garden & Pet Co. (Class A Stock)*	43,329	1,908,209
Energizer Holdings, Inc.(a)	70,250	2,225,520
WD-40 Co.(a)	14,326	3,424,917

		8,068,064

Independent Power & Renewable Electricity Producers — 0.3%
Clearway Energy, Inc. (Class A Stock)	35,100	897,858
Clearway Energy, Inc. (Class C Stock)(a)	87,100	2,389,153

		3,287,011

Industrial REITs — 0.5%
Innovative Industrial Properties, Inc.(a)	29,622	2,986,490
LXP Industrial Trust	309,337	3,068,623

		6,055,113

Insurance — 2.6%
Ambac Financial Group, Inc.*	47,740	786,755

SEE NOTES TO FINANCIAL STATEMENTS.

A210

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
American Equity Investment Life
Holding Co.*	66,192	$3,693,514
AMERISAFE, Inc.	20,247	947,155
Assured Guaranty Ltd.	57,465	4,300,106
Employers Holdings, Inc.	27,860	1,097,684
Genworth Financial, Inc. (Class A Stock)*	476,763	3,184,777
Goosehead Insurance, Inc. (Class A Stock)*(a)	25,550	1,936,690
HCI Group, Inc.(a)	6,364	556,214
Horace Mann Educators Corp.	43,161	1,411,365
Lincoln National Corp.	179,350	4,837,069
Mercury General Corp.	28,085	1,047,851
Palomar Holdings, Inc.*	26,139	1,450,714
ProAssurance Corp.	53,844	742,509
Safety Insurance Group, Inc.	15,584	1,184,228
SiriusPoint Ltd. (Bermuda)*	94,643	1,097,859
Stewart Information Services Corp.	28,926	1,699,402
Trupanion, Inc.*(a)	38,065	1,161,363
United Fire Group, Inc.	22,648	455,678

		31,590,933

Interactive Media & Services — 0.9%
Cargurus, Inc.*	90,550	2,187,688
Cars.com, Inc.*	65,100	1,234,947
QuinStreet, Inc.*	54,976	704,792
Shutterstock, Inc.(a)	25,291	1,221,049
TripAdvisor, Inc.*	114,250	2,459,803
Yelp, Inc.*	72,382	3,426,564

		11,234,843

IT Services — 0.6%
DXC Technology Co.*	204,700	4,681,489
Perficient, Inc.*(a)	36,729	2,417,503

		7,098,992

Leisure Products — 0.4%
Sturm Ruger & Co., Inc.	18,624	846,461
Topgolf Callaway Brands Corp.*	150,200	2,153,868
Vista Outdoor, Inc.*(a)	61,363	1,814,504

		4,814,833

Life Sciences Tools & Services — 0.4%
BioLife Solutions, Inc.*	36,747	597,139
Cytek Biosciences, Inc.*	104,607	954,016
Fortrea Holdings, Inc.*	93,850	3,275,365
Mesa Laboratories, Inc.	5,468	572,882

		5,399,402

Machinery — 4.7%
3D Systems Corp.*	141,043	895,623
Alamo Group, Inc.	10,915	2,294,224
Albany International Corp. (Class A Stock)	32,969	3,238,215
Astec Industries, Inc.	24,015	893,358
Barnes Group, Inc.	53,573	1,748,087
Enerpac Tool Group Corp.	57,446	1,785,996
Enpro, Inc.	22,097	3,463,484

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
ESCO Technologies, Inc.	27,248	$3,188,833
Federal Signal Corp.	64,403	4,942,286
Franklin Electric Co., Inc.	41,935	4,053,018
Greenbrier Cos., Inc. (The)(a)	33,031	1,459,310
Hillenbrand, Inc.	73,909	3,536,546
John Bean Technologies Corp.	33,650	3,346,492
Kennametal, Inc.(a)	84,155	2,170,357
Lindsay Corp.	11,632	1,502,389
Mueller Industries, Inc.	120,000	5,658,000
Proto Labs, Inc.*	27,254	1,061,816
SPX Technologies, Inc.*	48,240	4,872,722
Standex International Corp.	12,581	1,992,579
Tennant Co.	19,695	1,825,530
Titan International, Inc.*	53,476	795,723
Trinity Industries, Inc.	86,553	2,301,444
Wabash National Corp.(a)	48,685	1,247,310

		58,273,342

Marine Transportation — 0.3%
Matson, Inc.	36,928	4,047,309

Media — 0.4%
AMC Networks, Inc. (Class A Stock)*	32,211	605,245
EW Scripps Co. (The) (Class A Stock)*	63,379	506,398
John Wiley & Sons, Inc. (Class A Stock)	44,900	1,425,126
Scholastic Corp.	28,869	1,088,361
TechTarget, Inc.*(a)	27,065	943,486
Thryv Holdings, Inc.*(a)	32,575	662,901

		5,231,517

Metals & Mining — 2.2%
Alpha Metallurgical Resources, Inc.(a)	12,490	4,233,111
ATI, Inc.*	134,856	6,131,902
Carpenter Technology Corp.	51,912	3,675,370
Century Aluminum Co.*	55,818	677,631
Compass Minerals International, Inc.	36,068	913,242
Haynes International, Inc.	13,619	776,964
Kaiser Aluminum Corp.	17,061	1,214,573
Materion Corp.	21,808	2,837,875
Olympic Steel, Inc.	10,445	696,681
SunCoke Energy, Inc.	89,626	962,583
TimkenSteel Corp.*	40,583	951,671
Warrior Met Coal, Inc.	54,956	3,350,667
Worthington Steel, Inc.*	30,900	868,290

		27,290,560

Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Apollo Commercial Real Estate Finance, Inc.(a)	137,446	1,613,616
Arbor Realty Trust, Inc.(a)	199,550	3,029,169
ARMOUR Residential REIT, Inc.(a)	48,846	943,705
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	182,150	3,874,330
Ellington Financial, Inc.(a)	83,130	1,056,582
Franklin BSP Realty Trust, Inc.(a)	86,725	1,171,655
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	117,500	3,240,650
KKR Real Estate Finance Trust, Inc.(a)	62,108	821,689

SEE NOTES TO FINANCIAL STATEMENTS.

A211

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
New York Mortgage Trust, Inc.(a)	95,830	$817,430
PennyMac Mortgage Investment Trust(a)	91,706	1,371,005
Ready Capital Corp.(a)	167,383	1,715,676
Redwood Trust, Inc.	122,163	905,228
Two Harbors Investment Corp.	101,679	1,416,388

		21,977,123

Multi-Utilities — 0.3%
Avista Corp.	81,854	2,925,462
Unitil Corp.	17,161	902,154

		3,827,616

Office REITs — 1.1%
Brandywine Realty Trust(a)	181,911	982,319
Douglas Emmett, Inc.(a)	176,250	2,555,625
Easterly Government Properties, Inc.	99,918	1,342,898
Highwoods Properties, Inc.(a)	111,700	2,564,632
Hudson Pacific Properties, Inc.(a)	134,087	1,248,350
JBG SMITH Properties(a)	92,061	1,565,958
SL Green Realty Corp.(a)	68,093	3,075,761

		13,335,543

Oil, Gas & Consumable Fuels — 2.4%
California Resources Corp.(a)	68,150	3,726,442
Callon Petroleum Co.*(a)	58,707	1,902,107
Comstock Resources, Inc.(a)	98,329	870,212
CONSOL Energy, Inc.	29,500	2,965,635
CVR Energy, Inc.(a)	30,780	932,634
Dorian LPG Ltd.	36,312	1,593,007
Green Plains, Inc.*(a)	62,867	1,585,506
Northern Oil & Gas, Inc.(a)	96,554	3,579,257
Par Pacific Holdings, Inc.*	58,796	2,138,410
REX American Resources Corp.*	16,193	765,929
SM Energy Co.(a)	122,952	4,760,701
Talos Energy, Inc.*	106,220	1,511,510
Vital Energy, Inc.*(a)	26,181	1,190,974
World Kinect Corp.	63,620	1,449,264

		28,971,588

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	17,509	632,425
Mercer International, Inc. (Germany)	46,871	444,337
Sylvamo Corp.(a)	37,322	1,832,884

		2,909,646

Passenger Airlines — 0.9%
Alaska Air Group, Inc.*(a)	135,350	5,288,125
Allegiant Travel Co.(a)	15,946	1,317,299
JetBlue Airways Corp.*	352,300	1,955,265
SkyWest, Inc.*	43,286	2,259,529
Sun Country Airlines Holdings, Inc.*	41,171	647,620

		11,467,838

Personal Care Products — 1.3%
Edgewell Personal Care Co.	53,715	1,967,580
elf Beauty, Inc.*	58,217	8,403,042
Inter Parfums, Inc.	18,927	2,725,677

	Shares	Value
COMMON STOCKS (continued)
Personal Care Products (cont’d.)
Medifast, Inc.	11,654	$783,382
Nu Skin Enterprises, Inc. (Class A Stock)	52,231	1,014,326
USANA Health Sciences, Inc.*	11,713	627,817

		15,521,824

Pharmaceuticals — 1.7%
Amphastar Pharmaceuticals, Inc.*	39,458	2,440,477
ANI Pharmaceuticals, Inc.*	15,930	878,380
Collegium Pharmaceutical, Inc.*	34,469	1,060,956
Corcept Therapeutics, Inc.*	95,392	3,098,332
Harmony Biosciences Holdings, Inc.*(a)	34,679	1,120,132
Innoviva, Inc.*(a)	59,606	956,080
Ligand Pharmaceuticals, Inc.*	17,371	1,240,637
Organon & Co.	270,200	3,896,284
Pacira BioSciences, Inc.*	49,068	1,655,554
Phibro Animal Health Corp. (Class A Stock)	21,950	254,181
Prestige Consumer Healthcare, Inc.*	52,430	3,209,765
Supernus Pharmaceuticals, Inc.*	57,750	1,671,285

		21,482,063

Professional Services — 1.1%
CSG Systems International, Inc.	29,981	1,595,289
Forrester Research, Inc.*	12,304	329,870
Heidrick & Struggles International, Inc.	21,356	630,643
Kelly Services, Inc. (Class A Stock)	34,284	741,220
Korn Ferry	55,682	3,304,727
NV5 Global, Inc.*(a)	13,510	1,501,231
Resources Connection, Inc.	34,192	484,501
TrueBlue, Inc.*	33,148	508,490
TTEC Holdings, Inc.	20,261	439,056
Verra Mobility Corp.*(a)	175,813	4,048,973

		13,584,000

Real Estate Management & Development — 0.7%
Anywhere Real Estate, Inc.*	118,223	958,789
Cushman & Wakefield PLC*	177,757	1,919,776
eXp World Holdings, Inc.(a)	81,250	1,261,000
Kennedy-Wilson Holdings, Inc.(a)	125,217	1,550,186
Marcus & Millichap, Inc.(a)	25,130	1,097,678
St. Joe Co. (The)	37,637	2,264,995

		9,052,424

Residential REITs — 0.4%
Centerspace	15,943	927,883
Elme Communities	92,809	1,355,011
NexPoint Residential Trust, Inc.	24,445	841,641
Veris Residential, Inc.	84,779	1,333,574

		4,458,109

Retail REITs — 1.8%
Acadia Realty Trust	100,776	1,712,184
Getty Realty Corp.(a)	49,161	1,436,484
Macerich Co. (The)	227,750	3,514,182
Phillips Edison & Co., Inc.(a)	125,600	4,581,888

SEE NOTES TO FINANCIAL STATEMENTS.

A212

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Retail REITs (cont’d.)
Retail Opportunity Investments Corp.(a)	133,189	$1,868,642
Saul Centers, Inc.	13,628	535,172
SITE Centers Corp.	190,297	2,593,748
Tanger, Inc.(a)	111,348	3,086,567
Urban Edge Properties(a)	124,366	2,275,898
Whitestone REIT	50,287	618,027

		22,222,792

Semiconductors & Semiconductor Equipment — 3.1%
Alpha & Omega Semiconductor Ltd.*	23,945	624,007
Axcelis Technologies, Inc.*	34,610	4,488,571
CEVA, Inc.*	25,243	573,269
Cohu, Inc.*	50,202	1,776,649
Diodes, Inc.*	48,550	3,909,246
FormFactor, Inc.*	82,293	3,432,441
Ichor Holdings Ltd.*	31,301	1,052,653
Kulicke & Soffa Industries, Inc. (Singapore)	59,684	3,265,908
MaxLinear, Inc.*	78,855	1,874,383
PDF Solutions, Inc.*	32,618	1,048,342
Photronics, Inc.*	66,121	2,074,216
Semtech Corp.*	67,846	1,486,506
SiTime Corp.*	18,300	2,234,064
SMART Global Holdings, Inc.*	53,580	1,014,269
SolarEdge Technologies, Inc.*(a)	60,050	5,620,680
Ultra Clean Holdings, Inc.*	47,350	1,616,529
Veeco Instruments, Inc.*	59,549	1,847,805

		37,939,538

Software — 3.3%
A10 Networks, Inc.(a)	73,646	969,918
ACI Worldwide, Inc.*	114,900	3,515,940
Adeia, Inc.	114,209	1,415,050
Agilysys, Inc.*	21,443	1,818,795
Alarm.com Holdings, Inc.*	52,839	3,414,456
Cerence, Inc.*(a)	43,153	848,388
Consensus Cloud Solutions, Inc.*	18,807	492,931
Digital Turbine, Inc.*	96,783	663,931
DoubleVerify Holdings, Inc.*	146,239	5,378,670
Envestnet, Inc.*(a)	52,550	2,602,276
InterDigital, Inc.(a)	27,165	2,948,489
LiveRamp Holdings, Inc.*	69,244	2,622,963
N-able, Inc.*	74,188	982,991
NCR Voyix Corp.*	134,700	2,277,777
Progress Software Corp	46,012	2,498,452
SPS Commerce, Inc.*	38,793	7,519,635
Xperi, Inc.*	46,684	514,458

		40,485,120

Specialized REITs — 0.6%
Four Corners Property Trust, Inc.(a)	95,725	2,421,843
Outfront Media, Inc.(a)	153,547	2,143,516
Safehold, Inc.(a)	47,333	1,107,592
Uniti Group, Inc.	252,281	1,458,184

		7,131,135

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail — 4.9%
Abercrombie & Fitch Co. (Class A Stock)*(a)	53,232	$4,696,127
Academy Sports & Outdoors, Inc.(a)	78,760	5,198,160
Advance Auto Parts, Inc.(a)	62,850	3,835,735
American Eagle Outfitters, Inc.(a)	196,229	4,152,206
America’s Car-Mart, Inc.*(a)	6,136	464,925
Asbury Automotive Group, Inc.*(a)	21,746	4,892,198
Boot Barn Holdings, Inc.*(a)	31,907	2,449,181
Buckle, Inc. (The)(a)	31,427	1,493,411
Caleres, Inc.(a)	35,277	1,084,062
Chico’s FAS, Inc.*	132,095	1,001,280
Designer Brands, Inc. (Class A Stock)(a)	46,327	409,994
Foot Locker, Inc.(a)	86,600	2,697,590
Group 1 Automotive, Inc.	14,609	4,451,947
Guess?, Inc.(a)	29,225	673,929
Haverty Furniture Cos., Inc.(a)	14,319	508,325
Hibbett, Inc.(a)	13,065	940,941
Leslie’s, Inc.*(a)	194,491	1,343,933
MarineMax, Inc.*	21,009	817,250
Monro, Inc.(a)	33,205	974,235
National Vision Holdings, Inc.*(a)	82,708	1,731,078
ODP Corp. (The)*	35,137	1,978,213
Sally Beauty Holdings, Inc.*(a)	113,911	1,512,738
Shoe Carnival, Inc.(a)	19,249	581,512
Signet Jewelers Ltd.(a)	47,450	5,089,487
Sonic Automotive, Inc. (Class A Stock)(a)	15,686	881,710
Upbound Group, Inc.(a)	47,049	1,598,255
Urban Outfitters, Inc.*	59,805	2,134,440
Victoria’s Secret & Co.*(a)	81,650	2,166,991

		59,759,853

Technology Hardware, Storage & Peripherals — 0.2%
Corsair Gaming, Inc.*	46,152	650,743
Xerox Holdings Corp.(a)	119,500	2,190,435

		2,841,178

Textiles, Apparel & Luxury Goods — 1.0%
G-III Apparel Group Ltd.*	43,006	1,461,344
Hanesbrands, Inc.*	370,006	1,650,227
Kontoor Brands, Inc.(a)	52,830	3,297,648
Movado Group, Inc.	16,678	502,842
Oxford Industries, Inc.(a)	15,520	1,552,000
Steven Madden Ltd.(a)	74,097	3,112,074
Wolverine World Wide, Inc.	85,054	756,130

		12,332,265

Tobacco — 0.3%
Universal Corp.	25,940	1,746,281
Vector Group Ltd.	140,084	1,580,147

		3,326,428

Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.(a)	40,974	7,075,800
Boise Cascade Co.(a)	41,844	5,412,940
DXP Enterprises, Inc.*	14,012	472,204
GMS, Inc.*	42,869	3,533,692

SEE NOTES TO FINANCIAL STATEMENTS.

A213

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
NOW, Inc.*	112,383	$1,272,176
Rush Enterprises, Inc. (Class A Stock)	61,900	3,113,570

		20,880,382

Water Utilities — 0.8%
American States Water Co.	39,052	3,140,562
California Water Service Group	60,977	3,162,877
Middlesex Water Co.(a)	18,957	1,243,958
SJW Group(a)	30,835	2,015,067

		9,562,464

Wireless Telecommunication Services — 0.2%
Gogo, Inc.*	66,094	669,532
Telephone & Data Systems, Inc.	104,760	1,922,346

		2,591,878

TOTAL COMMON STOCKS (cost $841,932,221)		1,215,543,287

UNAFFILIATED EXCHANGE-TRADED FUND — 0.6%
iShares Core S&P Small-Cap ETF(a)	64,420	6,973,465

(cost $5,600,158)

TOTAL LONG-TERM INVESTMENTS (cost $847,532,379)		1,222,516,752

SHORT-TERM INVESTMENTS — 26.0%

AFFILIATED MUTUAL FUNDS — 26.0%
PGIM Core Ultra Short Bond Fund(wb)	5,700,543	5,700,543
PGIM Institutional Money Market Fund (cost $312,949,567; includes $311,590,394 of cash collateral for securities on loan)(b)(wb)	313,337,466	313,212,131

TOTAL AFFILIATED MUTUAL FUNDS (cost $318,650,110)		318,912,674

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
5.258%	03/14/24	530	$524,507

(cost $524,428)

TOTAL SHORT-TERM INVESTMENTS (cost $319,174,538)			319,437,181

TOTAL INVESTMENTS—125.5% (cost $1,166,706,917)			1,541,953,933
Liabilities in excess of other assets(z) — (25.5)%			(313,441,400)

NET ASSETS — 100.0%			$1,228,512,533

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $300,421,411; cash collateral of $311,590,394 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
55	Russell 2000 E-Mini Index	Mar. 2024	$5,631,175	$399,561

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS	$—	$524,507

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$14,645,780	$—	$—
Air Freight & Logistics	4,732,343	—	—
Automobile Components	16,452,622	—	—
Automobiles	2,302,716	—	—
Banks	115,876,895	—	—
Beverages	2,853,593	—	—
Biotechnology	26,582,833	—	—
Broadline Retail	3,355,560	—	—
Building Products	30,452,066	—	—
Capital Markets	19,621,211	—	—
Chemicals	29,540,354	—	—
Commercial Services & Supplies	27,173,089	—	—
Communications Equipment	11,722,116	—	—
Construction & Engineering	12,769,960	—	—
Consumer Finance	10,378,894	—	—
Consumer Staples Distribution & Retail	6,896,334	—	—
Containers & Packaging	9,029,592	—	—
Diversified Consumer Services	12,161,587	—	—
Diversified REITs	9,779,767	—	—
Diversified Telecommunication Services	9,366,759	—	—
Electric Utilities	3,747,092	—	—
Electrical Equipment	5,934,597	—	—
Electronic Equipment, Instruments & Components	47,762,178	—	—
Energy Equipment & Services	22,492,602	—	—
Entertainment	5,170,122	—	—
Financial Services	25,442,141	—	—
Food Products	17,116,925	—	—
Gas Utilities	3,922,750	—	—
Ground Transportation	7,861,853	—	—
Health Care Equipment & Supplies	30,366,201	—	—
Health Care Providers & Services	36,331,019	—	—
Health Care REITs	5,412,056	—	—
Health Care Technology	6,732,228	—	—
Hotel & Resort REITs	14,539,779	—	—
Hotels, Restaurants & Leisure	25,352,870	—	—
Household Durables	43,612,077	—	—
Household Products	8,068,064	—	—
Independent Power & Renewable Electricity Producers	3,287,011	—	—
Industrial REITs	6,055,113	—	—
Insurance	31,590,933	—	—
Interactive Media & Services	11,234,843	—	—
IT Services	7,098,992	—	—
Leisure Products	4,814,833	—	—
Life Sciences Tools & Services	5,399,402	—	—
Machinery	58,273,342	—	—
Marine Transportation	4,047,309	—	—
Media	5,231,517	—	—
Metals & Mining	27,290,560	—	—
Mortgage Real Estate Investment Trusts (REITs)	21,977,123	—	—
Multi-Utilities	3,827,616	—	—
Office REITs	13,335,543	—	—
Oil, Gas & Consumable Fuels	28,971,588	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A215

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Paper & Forest Products	$2,909,646	$—	$—
Passenger Airlines	11,467,838	—	—
Personal Care Products	15,521,824	—	—
Pharmaceuticals	21,482,063	—	—
Professional Services	13,584,000	—	—
Real Estate Management & Development	9,052,424	—	—
Residential REITs	4,458,109	—	—
Retail REITs	22,222,792	—	—
Semiconductors & Semiconductor Equipment	37,939,538	—	—
Software	40,485,120	—	—
Specialized REITs	7,131,135	—	—
Specialty Retail	59,759,853	—	—
Technology Hardware, Storage & Peripherals	2,841,178	—	—
Textiles, Apparel & Luxury Goods	12,332,265	—	—
Tobacco	3,326,428	—	—
Trading Companies & Distributors	20,880,382	—	—
Water Utilities	9,562,464	—	—
Wireless Telecommunication Services	2,591,878	—	—
Unaffiliated Exchange-Traded Fund	6,973,465	—	—
Short-Term Investments
Affiliated Mutual Funds	318,912,674	—	—
U.S. Treasury Obligation	—	524,507	—

Total	$1,541,429,426	$524,507	$—

Other Financial Instruments*
Assets
Futures Contracts	$399,561	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (25.4% represents investments purchased with collateral from securities on loan)	26.0%
Banks	9.4
Specialty Retail	4.9
Machinery	4.7
Electronic Equipment, Instruments & Components	3.9
Household Durables	3.5
Software	3.3
Semiconductors & Semiconductor Equipment	3.1
Health Care Providers & Services	3.0
Insurance	2.6
Building Products	2.5
Health Care Equipment & Supplies	2.5
Chemicals	2.4
Oil, Gas & Consumable Fuels	2.4
Metals & Mining	2.2
Commercial Services & Supplies	2.2
Biotechnology	2.2
Financial Services	2.1
Hotels, Restaurants & Leisure	2.1

Energy Equipment & Services	1.8%
Retail REITs	1.8
Mortgage Real Estate Investment Trusts (REITs)	1.8
Pharmaceuticals	1.7
Trading Companies & Distributors	1.7
Capital Markets	1.6
Food Products	1.4
Automobile Components	1.3
Personal Care Products	1.3
Aerospace & Defense	1.2
Hotel & Resort REITs	1.2
Professional Services	1.1
Office REITs	1.1
Construction & Engineering	1.0
Textiles, Apparel & Luxury Goods	1.0
Diversified Consumer Services	1.0
Communications Equipment	1.0
Passenger Airlines	0.9
Interactive Media & Services	0.9
Consumer Finance	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A216

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Diversified REITs	0.8%
Water Utilities	0.8
Diversified Telecommunication Services	0.8
Real Estate Management & Development	0.7
Containers & Packaging	0.7
Household Products	0.7
Ground Transportation	0.6
Specialized REITs	0.6
IT Services	0.6
Unaffiliated Exchange-Traded Fund	0.6
Consumer Staples Distribution & Retail	0.6
Health Care Technology	0.5
Industrial REITs	0.5
Electrical Equipment	0.5
Health Care REITs	0.4
Life Sciences Tools & Services	0.4
Media	0.4
Entertainment	0.4
Leisure Products	0.4
Air Freight & Logistics	0.4

Residential REITs	0.4%
Marine Transportation	0.3
Gas Utilities	0.3
Multi-Utilities	0.3
Electric Utilities	0.3
Broadline Retail	0.3
Tobacco	0.3
Independent Power & Renewable Electricity Producers	0.3
Paper & Forest Products	0.2
Beverages	0.2
Technology Hardware, Storage & Peripherals	0.2
Wireless Telecommunication Services	0.2
Automobiles	0.2
U.S. Treasury Obligation	0.0 *

125.5
Liabilities in excess of other assets	(25.5)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$399,561*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(37,247)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$544,795

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$6,473,451

SEE NOTES TO FINANCIAL STATEMENTS.

A217

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$300,421,411	$(300,421,411)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A218

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $300,421,411:
Unaffiliated investments (cost $848,056,807)	$1,223,041,259
Affiliated investments (cost $318,650,110)	318,912,674
Receivable for investments sold	6,001,946
Dividends and interest receivable	1,539,177
Receivable for Portfolio shares sold	62,219
Tax reclaim receivable	7,156
Prepaid expenses and other assets	40,421

Total Assets	1,549,604,852

LIABILITIES
Payable to broker for collateral for securities on loan	311,590,394
Payable for investments purchased	7,396,317
Accrued expenses and other liabilities	1,562,477
Management fee payable	351,290
Payable for Portfolio shares purchased	93,469
Due to broker-variation margin futures	86,900
Payable to affiliate	7,156
Distribution fee payable	2,285
Affiliated transfer agent fee payable	1,111
Trustees’ fees payable	920

Total Liabilities	321,092,319

NET ASSETS	$1,228,512,533

Net assets were comprised of:
Partners’ Equity	$1,228,512,533

Class I:
Net asset value and redemption price per share, $1,217,289,858 / 20,844,677 outstanding shares of beneficial interest	$58.40

Class III:
Net asset value and redemption price per share, $11,222,675 / 193,466 outstanding shares of beneficial interest	$58.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income
(net of $14,347 foreign withholding tax)	$16,866,451
Income from securities lending, net (including affiliated income of $685,312)	734,270
Affiliated dividend income	261,793
Interest income	29,724

Total income	17,892,238

EXPENSES
Management fee	3,458,958
Distribution fee—Class III	24,397
Custodian and accounting fees	104,974
Shareholders’ reports	63,762
Professional Fees	44,573
Audit fee	37,100
Trustees’ fees	24,490
Transfer agent’s fees and expenses (including affiliated expense of $6,887)	11,166
Miscellaneous	51,260

Total expenses	3,820,680

NET INVESTMENT INCOME (LOSS)	14,071,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,804)	3,596,727
Futures transactions	(37,247)

3,559,480

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,333)	137,043,497
Futures	544,795

137,588,292

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	141,147,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$155,219,330

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$14,071,558	$9,767,897
Net realized gain (loss) on investment transactions	3,559,480	47,567,045
Net change in unrealized appreciation (depreciation) on investments	137,588,292	(223,750,869)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	155,219,330	(166,415,927)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	42,578,494	13,966,519
Net asset value of shares issued in merger	284,937,009	—
Portfolio shares purchased	(68,714,581)	(63,514,847)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	258,800,922	(49,548,328)

TOTAL INCREASE (DECREASE)	414,020,252	(215,964,255)
NET ASSETS:
Beginning of year	814,492,281	1,030,456,536

End of year	$1,228,512,533	$814,492,281

SEE NOTES TO FINANCIAL STATEMENTS.

A219

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$50.46	$60.34	$47.76	$43.03	$35.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.75	0.59	0.51	0.40	0.46
Net realized and unrealized gain (loss) on investment transactions	7.19	(10.47)	12.07	4.33	7.42

Total from investment operations	7.94	(9.88)	12.58	4.73	7.88

Net Asset Value, end of year	$58.40	$50.46	$60.34	$47.76	$43.03

Total Return(b)	15.74%	(16.37)%	26.34%	10.99%	22.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,217	$806	$1,024	$858	$834
Average net assets (in millions)	$979	$870	$1,002	$701	$794
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.38%	0.40%	0.39%
Expenses before waivers and/or expense reimbursement	0.38%	0.38%	0.38%	0.40%	0.39%
Net investment income (loss)	1.43%	1.11%	0.89%	1.07%	1.15%
Portfolio turnover rate(d)	31%	17%	18%	18%	19%

Class III
	Year Ended December 31,		April 26, 2021(e) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$50.25	$60.24	$57.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.61	0.47	0.31
Net realized and unrealized gain (loss) on investment transactions	7.15	(10.46)	2.20

Total from investment operations	7.76	(9.99)	2.51

Net Asset Value, end of period	$58.01	$50.25	$60.24

Total Return(b)	15.44%	(16.58)%	4.35%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11	$9	$6
Average net assets (in millions)	$10	$8	$3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.62	%(f)
Expenses before waivers and/or expense reimbursement	0.63%	0.63%	0.62	%(f)
Net investment income (loss)	1.18%	0.90%	0.76	%(f)
Portfolio turnover rate(d)	31%	17%	18%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of offering.
(f)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A220

PSF STOCK INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 97.4%
Aerospace & Defense — 1.6%
Axon Enterprise, Inc.*	12,800	$3,306,624
Boeing Co. (The)*	102,436	26,700,968
General Dynamics Corp.	40,960	10,636,083
Howmet Aerospace, Inc.	70,492	3,815,027
Huntington Ingalls Industries, Inc.	7,200	1,869,408
L3Harris Technologies, Inc.	34,180	7,198,991
Lockheed Martin Corp.	40,508	18,359,846
Northrop Grumman Corp.	25,466	11,921,653
RTX Corp.(a)	258,948	21,787,885
Textron, Inc.	35,650	2,866,973
TransDigm Group, Inc.	9,930	10,045,188

		118,508,646

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	21,000	1,814,190
Expeditors International of Washington, Inc.(a)	27,500	3,498,000
FedEx Corp.	41,740	10,558,968
United Parcel Service, Inc. (Class B Stock)	130,400	20,502,792

		36,373,950

Automobile Components — 0.1%
Aptiv PLC*	50,900	4,566,748
BorgWarner, Inc.	42,400	1,520,040

		6,086,788

Automobiles — 1.9%
Ford Motor Co.	706,459	8,611,735
General Motors Co.	247,500	8,890,200
Tesla, Inc.*	498,150	123,780,312

		141,282,247

Banks — 3.2%
Bank of America Corp.	1,240,132	41,755,244
Citigroup, Inc.	344,722	17,732,500
Citizens Financial Group, Inc.	84,900	2,813,586
Comerica, Inc.	23,250	1,297,582
Fifth Third Bancorp	122,149	4,212,919
Huntington Bancshares, Inc.	258,275	3,285,258
JPMorgan Chase & Co.	523,795	89,097,529
KeyCorp.	167,600	2,413,440
M&T Bank Corp.	29,861	4,093,346
PNC Financial Services Group, Inc. (The)	71,643	11,093,918
Regions Financial Corp.	168,712	3,269,639
Truist Financial Corp.	239,426	8,839,608
U.S. Bancorp	280,281	12,130,562
Wells Fargo & Co.	654,076	32,193,621
Zions Bancorp NA	26,700	1,171,329

		235,400,081

Beverages — 1.5%
Brown-Forman Corp. (Class B Stock)	33,125	1,891,438
Coca-Cola Co. (The)	701,450	41,336,448
Constellation Brands, Inc. (Class A Stock)	29,100	7,034,925

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
Keurig Dr. Pepper, Inc.	181,400	$6,044,248
Molson Coors Beverage Co. (Class B Stock)	33,400	2,044,414
Monster Beverage Corp.*	133,000	7,662,130
PepsiCo, Inc.	247,644	42,059,857

		108,073,460

Biotechnology — 2.0%
AbbVie, Inc.	317,989	49,278,755
Amgen, Inc.	96,394	27,763,400
Biogen, Inc.*	26,055	6,742,252
Gilead Sciences, Inc.	224,200	18,162,442
Incyte Corp.*	33,300	2,090,907
Moderna, Inc.*	59,500	5,917,275
Regeneron Pharmaceuticals, Inc.*	19,210	16,871,951
Vertex Pharmaceuticals, Inc.*	46,360	18,863,421

		145,690,403

Broadline Retail — 3.4%
Amazon.com, Inc.*	1,638,000	248,877,720
eBay, Inc.	93,500	4,078,470
Etsy, Inc.*	21,500	1,742,575

		254,698,765

Building Products — 0.5%
A.O. Smith Corp.	22,700	1,871,388
Allegion PLC(a)	15,833	2,005,883
Builders FirstSource, Inc.*	22,200	3,706,068
Carrier Global Corp.(a)	150,467	8,644,329
Johnson Controls International PLC	122,815	7,079,057
Masco Corp.	40,630	2,721,397
Trane Technologies PLC	41,200	10,048,680

		36,076,802

Capital Markets — 2.9%
Ameriprise Financial, Inc.	18,150	6,893,915
Bank of New York Mellon Corp. (The)	138,449	7,206,270
BlackRock, Inc.	25,180	20,441,124
Blackstone, Inc.(a)	127,700	16,718,484
Cboe Global Markets, Inc.	19,200	3,428,352
Charles Schwab Corp. (The)	267,800	18,424,640
CME Group, Inc.	64,860	13,659,516
FactSet Research Systems, Inc.	7,100	3,387,055
Franklin Resources, Inc.	51,500	1,534,185
Goldman Sachs Group, Inc. (The)	58,670	22,633,126
Intercontinental Exchange, Inc.	102,990	13,227,006
Invesco Ltd.	82,700	1,475,368
MarketAxess Holdings, Inc.	6,800	1,991,380
Moody’s Corp.	28,570	11,158,299
Morgan Stanley	227,578	21,221,648
MSCI, Inc.	14,230	8,049,199
Nasdaq, Inc.	60,700	3,529,098
Northern Trust Corp.	37,400	3,155,812
Raymond James Financial, Inc.(a)	33,750	3,763,125
S&P Global, Inc.(a)	58,746	25,878,788
State Street Corp.	55,575	4,304,840
T. Rowe Price Group, Inc.	40,300	4,339,907

		216,421,137

SEE NOTES TO FINANCIAL STATEMENTS.

A221

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Chemicals — 1.6%
Air Products & Chemicals, Inc.	40,050	$10,965,690
Albemarle Corp.(a)	21,100	3,048,528
Celanese Corp.(a)	18,000	2,796,660
CF Industries Holdings, Inc.	34,700	2,758,650
Corteva, Inc.	126,856	6,078,940
Dow, Inc.	126,522	6,938,466
DuPont de Nemours, Inc.	82,756	6,366,419
Eastman Chemical Co.	21,700	1,949,094
Ecolab, Inc.	45,800	9,084,430
FMC Corp.	22,650	1,428,082
International Flavors & Fragrances, Inc.	46,240	3,744,053
Linde PLC	87,300	35,854,983
LyondellBasell Industries NV (Class A Stock)	45,900	4,364,172
Mosaic Co. (The)	59,700	2,133,081
PPG Industries, Inc.	42,500	6,355,875
Sherwin-Williams Co. (The)	42,700	13,318,130

		117,185,253

Commercial Services & Supplies — 0.5%
Cintas Corp.	15,600	9,401,496
Copart, Inc.*	157,400	7,712,600
Republic Services, Inc.	36,835	6,074,460
Rollins, Inc.	50,125	2,188,959
Veralto Corp.	39,466	3,246,473
Waste Management, Inc.	66,830	11,969,253

		40,593,241

Communications Equipment — 0.8%
Arista Networks, Inc.*	45,400	10,692,154
Cisco Systems, Inc.	729,575	36,858,129
F5, Inc.*	10,750	1,924,035
Juniper Networks, Inc.	57,400	1,692,152
Motorola Solutions, Inc.	30,327	9,495,080

		60,661,550

Construction & Engineering — 0.1%
Quanta Services, Inc.	26,100	5,632,380

Construction Materials — 0.1%
Martin Marietta Materials, Inc	11,200	5,587,792
Vulcan Materials Co.	24,000	5,448,240

		11,036,032

Consumer Finance — 0.5%
American Express Co.	103,650	19,417,791
Capital One Financial Corp.	68,769	9,016,991
Discover Financial Services	44,905	5,047,322
Synchrony Financial	75,230	2,873,034

		36,355,138

Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	79,732	52,629,498
Dollar General Corp.	39,400	5,356,430
Dollar Tree, Inc.*	37,747	5,361,961
Kroger Co. (The)	118,800	5,430,348
Sysco Corp.	91,400	6,684,082
Target Corp.	82,968	11,816,303
Walgreens Boots Alliance, Inc.(a)	129,100	3,370,801

	Shares	Value
COMMON STOCKS (continued)
Consumer Staples Distribution & Retail (cont’d.)
Walmart, Inc.	256,900	$40,500,285

		131,149,708

Containers & Packaging — 0.2%
Amcor PLC	260,300	2,509,292
Avery Dennison Corp.	14,600	2,951,536
Ball Corp.	56,400	3,244,128
International Paper Co.	62,367	2,254,567
Packaging Corp. of America	16,200	2,639,142
Westrock Co.	46,161	1,916,605

		15,515,270

Distributors — 0.1%
Genuine Parts Co.	25,425	3,521,363
LKQ Corp.	48,100	2,298,699
Pool Corp.	6,920	2,759,073

		8,579,135

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,287,871	21,610,475
Verizon Communications, Inc.	757,788	28,568,608

		50,179,083

Electric Utilities — 1.5%
Alliant Energy Corp.	45,900	2,354,670
American Electric Power Co., Inc.	94,640	7,686,661
Constellation Energy Corp.	57,824	6,759,047
Duke Energy Corp.	138,848	13,473,810
Edison International	69,100	4,939,959
Entergy Corp.	38,000	3,845,220
Evergy, Inc.	41,500	2,166,300
Eversource Energy	62,600	3,863,672
Exelon Corp.	178,973	6,425,131
FirstEnergy Corp.(a)	92,780	3,401,315
NextEra Energy, Inc.	369,500	22,443,430
NRG Energy, Inc.(a)	40,600	2,099,020
PG&E Corp.	384,300	6,928,929
Pinnacle West Capital Corp.	20,200	1,451,168
PPL Corp.	132,800	3,598,880
Southern Co. (The)	196,600	13,785,592
Xcel Energy, Inc.	98,995	6,128,780

		111,351,584

Electrical Equipment — 0.6%
AMETEK, Inc.	41,500	6,842,935
Eaton Corp. PLC	71,911	17,317,607
Emerson Electric Co.	103,000	10,024,990
Generac Holdings, Inc.*	11,300	1,460,412
Hubbell, Inc.	9,600	3,157,728
Rockwell Automation, Inc.	20,620	6,402,098

		45,205,770

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	107,100	10,616,823
CDW Corp.(a)	24,500	5,569,340
Corning, Inc.	137,600	4,189,920
Jabil, Inc.	23,000	2,930,200
Keysight Technologies, Inc.*	32,100	5,106,789

SEE NOTES TO FINANCIAL STATEMENTS.

A222

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
TE Connectivity Ltd.	55,900	$7,853,950
Teledyne Technologies, Inc.*	8,479	3,784,093
Trimble, Inc.*	44,700	2,378,040
Zebra Technologies Corp. (Class A Stock)*	9,180	2,509,169

		44,938,324

Energy Equipment & Services — 0.3%
Baker Hughes Co.	182,048	6,222,401
Halliburton Co.	161,700	5,845,455
Schlumberger NV	257,298	13,389,788

		25,457,644

Entertainment — 1.2%
Electronic Arts, Inc.	45,500	6,224,855
Live Nation Entertainment, Inc.*	25,700	2,405,520
Netflix, Inc.*	78,790	38,361,275
Take-Two Interactive Software, Inc.*	28,350	4,562,933
Walt Disney Co. (The)	329,422	29,743,512
Warner Bros Discovery, Inc.*	399,508	4,546,401

		85,844,496

Financial Services — 4.1%
Berkshire Hathaway, Inc. (Class B Stock)*	327,910	116,952,381
Fidelity National Information Services, Inc.	106,900	6,421,483
Fiserv, Inc.*	109,900	14,599,116
FleetCor Technologies, Inc.*	13,000	3,673,930
Global Payments, Inc.	46,713	5,932,551
Jack Henry & Associates, Inc.	13,250	2,165,183
Mastercard, Inc. (Class A Stock)	150,350	64,125,778
PayPal Holdings, Inc.*	194,200	11,925,822
Visa, Inc. (Class A Stock)(a)	289,000	75,241,150

		301,037,394

Food Products — 0.9%
Archer-Daniels-Midland Co.	96,438	6,964,752
Bunge Global SA(a)	26,100	2,634,795
Campbell Soup Co.(a)	35,800	1,547,634
Conagra Brands, Inc.	86,000	2,464,760
General Mills, Inc.	105,300	6,859,242
Hershey Co. (The)	27,000	5,033,880
Hormel Foods Corp.	52,000	1,669,720
J.M. Smucker Co. (The)	19,000	2,401,220
Kellanova	47,550	2,658,521
Kraft Heinz Co. (The)	143,737	5,315,394
Lamb Weston Holdings, Inc.(a)	26,200	2,831,958
McCormick & Co., Inc.(a)	45,300	3,099,426
Mondelez International, Inc. (Class A Stock)	244,811	17,731,661
Tyson Foods, Inc. (Class A Stock)	51,600	2,773,500

		63,986,463

Gas Utilities — 0.0%
Atmos Energy Corp.	26,900	3,117,710

Ground Transportation — 1.1%
CSX Corp.	355,916	12,339,608

	Shares	Value
COMMON STOCKS (continued)
Ground Transportation (cont’d.)
J.B. Hunt Transport Services, Inc.	14,700	$2,936,178
Norfolk Southern Corp.	40,700	9,620,666
Old Dominion Freight Line, Inc.	16,100	6,525,813
Uber Technologies, Inc.*	367,000	22,596,190
Union Pacific Corp.	109,750	26,956,795

		80,975,250

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	312,825	34,432,648
Align Technology, Inc.*(a)	12,920	3,540,080
Baxter International, Inc.	90,700	3,506,462
Becton, Dickinson & Co.	52,299	12,752,065
Boston Scientific Corp.*	263,449	15,229,987
Cooper Cos., Inc. (The)	8,980	3,398,391
DENTSPLY SIRONA, Inc.	38,200	1,359,538
Dexcom, Inc.*	69,720	8,651,555
Edwards Lifesciences Corp.*	109,350	8,337,937
GE HealthCare Technologies, Inc.	70,718	5,467,916
Hologic, Inc.*	44,150	3,154,517
IDEXX Laboratories, Inc.*	14,980	8,314,649
Insulet Corp.*	12,500	2,712,250
Intuitive Surgical, Inc.*	63,380	21,381,877
Medtronic PLC.	239,828	19,757,031
ResMed, Inc.(a)	26,500	4,558,530
STERIS PLC	17,900	3,935,315
Stryker Corp.	60,970	18,258,076
Teleflex, Inc.	8,550	2,131,857
Zimmer Biomet Holdings, Inc.	37,486	4,562,046

		185,442,727

Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	44,375	4,473,000
Cencora, Inc.	30,000	6,161,400
Centene Corp.*	96,168	7,136,627
Cigna Group (The)	52,632	15,760,653
CVS Health Corp.	231,099	18,247,577
DaVita, Inc.*	9,900	1,037,124
Elevance Health, Inc.	42,300	19,946,988
HCA Healthcare, Inc.	35,600	9,636,208
Henry Schein, Inc.*(a)	23,800	1,801,898
Humana, Inc.	22,130	10,131,335
Laboratory Corp. of America Holdings(a)	16,000	3,636,640
McKesson Corp.	23,907	11,068,463
Molina Healthcare, Inc.*	10,500	3,793,755
Quest Diagnostics, Inc.	20,300	2,798,964
UnitedHealth Group, Inc.	166,590	87,704,637
Universal Health Services, Inc. (Class B Stock)	11,000	1,676,840

		205,012,109

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	98,200	1,944,360
Ventas, Inc.	72,504	3,613,599
Welltower, Inc.	99,300	8,953,881

		14,511,840

SEE NOTES TO FINANCIAL STATEMENTS.

A223

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc	127,226	$2,477,090

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc. (Class A Stock)*	78,300	10,659,762
Booking Holdings, Inc.*	6,440	22,844,097
Caesars Entertainment, Inc.*	38,400	1,800,192
Carnival Corp.*	180,700	3,350,178
Chipotle Mexican Grill, Inc.*	4,945	11,309,017
Darden Restaurants, Inc.(a)	21,900	3,598,170
Domino’s Pizza, Inc.	6,400	2,638,272
Expedia Group, Inc.*	24,000	3,642,960
Hilton Worldwide Holdings, Inc.	46,200	8,412,558
Las Vegas Sands Corp.	65,800	3,238,018
Marriott International, Inc. (Class A Stock)	44,373	10,006,555
McDonald’s Corp.	131,360	38,949,554
MGM Resorts International*(a)	49,200	2,198,256
Norwegian Cruise Line Holdings Ltd.*(a)	75,500	1,513,020
Royal Caribbean Cruises Ltd.*(a)	42,400	5,490,376
Starbucks Corp.	206,100	19,787,661
Wynn Resorts Ltd.	17,400	1,585,314
Yum! Brands, Inc.	50,400	6,585,264

		157,609,224

Household Durables — 0.4%
D.R. Horton, Inc.	54,300	8,252,514
Garmin Ltd.(a)	27,600	3,547,704
Lennar Corp. (Class A Stock)	45,000	6,706,800
Mohawk Industries, Inc.*	9,500	983,250
NVR, Inc.*	570	3,990,256
PulteGroup, Inc.(a)	38,785	4,003,388
Whirlpool Corp.(a)	9,967	1,213,682

		28,697,594

Household Products — 1.2%
Church & Dwight Co., Inc.(a)	44,100	4,170,096
Clorox Co. (The)	22,300	3,179,757
Colgate-Palmolive Co.	148,300	11,820,993
Kimberly-Clark Corp.	60,838	7,392,425
Procter & Gamble Co. (The)	424,476	62,202,713

		88,765,984

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	119,600	2,302,300

Industrial Conglomerates — 0.8%
3M Co.	99,590	10,887,179
General Electric Co.	195,855	24,996,974
Honeywell International, Inc.	119,750	25,112,772

		60,996,925

Industrial REITs — 0.3%
Prologis, Inc.	166,580	22,205,114

Insurance — 2.0%
Aflac, Inc.	95,800	7,903,500
Allstate Corp. (The)	47,028	6,582,979
American International Group, Inc	128,329	8,694,290
Aon PLC (Class A Stock)	36,025	10,483,996

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Arch Capital Group Ltd.*	67,000	$4,976,090
Arthur J. Gallagher & Co.(a)	38,950	8,759,076
Assurant, Inc.	9,600	1,617,504
Brown & Brown, Inc.	42,700	3,036,397
Chubb Ltd.	73,430	16,595,180
Cincinnati Financial Corp.	28,428	2,941,161
Everest Group Ltd.	7,900	2,793,282
Globe Life, Inc.	16,175	1,968,821
Hartford Financial Services Group, Inc. (The)	55,800	4,485,204
Loews Corp.	32,926	2,291,320
Marsh & McLennan Cos., Inc.	88,800	16,824,936
MetLife, Inc.	113,680	7,517,658
Principal Financial Group, Inc.	40,000	3,146,800
Progressive Corp. (The)	105,300	16,772,184
Prudential Financial, Inc.	65,300	6,772,263
Travelers Cos., Inc. (The)	41,548	7,914,479
W.R. Berkley Corp.	36,700	2,595,424
Willis Towers Watson PLC	18,600	4,486,320

		149,158,864

Interactive Media & Services — 5.6%
Alphabet, Inc. (Class A Stock)*	1,065,880	148,892,777
Alphabet, Inc. (Class C Stock)*	897,100	126,428,303
Match Group, Inc.*	48,900	1,784,850
Meta Platforms, Inc. (Class A Stock)*	399,720	141,484,891

		418,590,821

IT Services — 1.2%
Accenture PLC (Class A Stock)	113,650	39,880,921
Akamai Technologies, Inc.*	27,600	3,266,460
Cognizant Technology Solutions Corp. (Class A Stock)	90,300	6,820,359
EPAM Systems, Inc.*	10,340	3,074,496
Gartner, Inc.*	14,050	6,338,095
International Business Machines Corp.	164,125	26,842,644
VeriSign, Inc.*	16,000	3,295,360

		89,518,335

Leisure Products — 0.0%
Hasbro, Inc.(a)	23,550	1,202,463

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	52,682	7,324,378
Bio-Rad Laboratories, Inc. (Class A Stock)*	3,860	1,246,355
Bio-Techne Corp.(a)	28,120	2,169,739
Charles River Laboratories International, Inc.*	9,300	2,198,520
Danaher Corp.	118,400	27,390,656
Illumina, Inc.*	28,610	3,983,656
IQVIA Holdings, Inc.*	32,900	7,612,402
Mettler-Toledo International, Inc.*	3,930	4,766,933
Revvity, Inc.	22,600	2,470,406
Thermo Fisher Scientific, Inc.	69,540	36,911,137
Waters Corp.*(a)	10,750	3,539,223
West Pharmaceutical Services, Inc.	13,400	4,718,408

		104,331,813

SEE NOTES TO FINANCIAL STATEMENTS.

A224

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Machinery — 1.7%
Caterpillar, Inc.(a)	91,950	$27,186,856
Cummins, Inc.	25,450	6,097,057
Deere & Co.	48,250	19,293,727
Dover Corp.	25,300	3,891,393
Fortive Corp.	63,500	4,675,505
IDEX Corp.	13,700	2,974,407
Illinois Tool Works, Inc.	49,675	13,011,869
Ingersoll Rand, Inc.	72,837	5,633,214
Nordson Corp.	9,800	2,588,768
Otis Worldwide Corp.	74,083	6,628,206
PACCAR, Inc.	93,992	9,178,319
Parker-Hannifin Corp.	23,087	10,636,181
Pentair PLC	29,607	2,152,725
Snap-on, Inc.(a)	9,550	2,758,422
Stanley Black & Decker, Inc.	27,535	2,701,184
Westinghouse Air Brake Technologies Corp.	32,212	4,087,703
Xylem, Inc.	43,400	4,963,224

		128,458,760

Media — 0.7%
Charter Communications, Inc. (Class A Stock)*	18,050	7,015,674
Comcast Corp. (Class A Stock)	723,292	31,716,354
Fox Corp. (Class A Stock)	45,566	1,351,943
Fox Corp. (Class B Stock)	23,666	654,365
Interpublic Group of Cos., Inc. (The)(a)	69,162	2,257,448
News Corp. (Class A Stock)	67,925	1,667,559
News Corp. (Class B Stock)(a)	21,400	550,408
Omnicom Group, Inc.	35,900	3,105,709
Paramount Global (Class B Stock)(a)	86,766	1,283,269

		49,602,729

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	257,812	10,975,057
Newmont Corp.	207,603	8,592,688
Nucor Corp.	44,200	7,692,568
Steel Dynamics, Inc.	27,400	3,235,940

		30,496,253

Multi-Utilities — 0.6%
Ameren Corp.	47,300	3,421,682
CenterPoint Energy, Inc.	113,810	3,251,552
CMS Energy Corp.	52,300	3,037,061
Consolidated Edison, Inc.(a)	62,300	5,667,431
Dominion Energy, Inc.	150,340	7,065,980
DTE Energy Co.	37,100	4,090,646
NiSource, Inc.	74,450	1,976,647
Public Service Enterprise Group, Inc.(a)	90,000	5,503,500
Sempra	113,708	8,497,399
WEC Energy Group, Inc.	56,676	4,770,419

		47,282,317

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	28,280	3,585,056
Boston Properties, Inc.	25,700	1,803,369

		5,388,425

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 3.4%
APA Corp.	55,550	$1,993,134
Chevron Corp.	316,159	47,158,276
ConocoPhillips	213,861	24,822,846
Coterra Energy, Inc.	136,200	3,475,824
Devon Energy Corp.	115,400	5,227,620
Diamondback Energy, Inc.	32,100	4,978,068
EOG Resources, Inc.	104,700	12,663,465
EQT Corp.	74,100	2,864,706
Exxon Mobil Corp.	721,504	72,135,970
Hess Corp.	49,875	7,189,980
Kinder Morgan, Inc.	348,743	6,151,827
Marathon Oil Corp.	105,394	2,546,319
Marathon Petroleum Corp.	68,387	10,145,895
Occidental Petroleum Corp.(a)	119,328	7,125,075
ONEOK, Inc.	104,840	7,361,865
Phillips 66	79,164	10,539,895
Pioneer Natural Resources Co.	42,100	9,467,448
Targa Resources Corp.	40,200	3,492,174
Valero Energy Corp.	61,300	7,969,000
Williams Cos., Inc. (The)	219,300	7,638,219

		254,947,606

Passenger Airlines — 0.2%
American Airlines Group, Inc.*	116,900	1,606,206
Delta Air Lines, Inc.	116,000	4,666,680
Southwest Airlines Co.(a)	107,337	3,099,893
United Airlines Holdings, Inc.*	59,200	2,442,592

		11,815,371

Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	41,700	6,098,625
Kenvue, Inc.	310,800	6,691,524

		12,790,149

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	366,490	18,804,602
Catalent, Inc.*	32,400	1,455,732
Eli Lilly & Co.	143,620	83,718,971
Johnson & Johnson	433,246	67,906,978
Merck & Co., Inc.	456,403	49,757,055
Pfizer, Inc.	1,017,223	29,285,850
Viatris, Inc.	217,794	2,358,709
Zoetis, Inc.	82,700	16,322,499

		269,610,396

Professional Services — 0.7%
Automatic Data Processing, Inc.	74,510	17,358,595
Broadridge Financial Solutions, Inc.	21,300	4,382,475
Ceridian HCM Holding, Inc.*(a)	27,700	1,859,224
Equifax, Inc.(a)	22,050	5,452,745
Jacobs Solutions, Inc.	22,800	2,959,440
Leidos Holdings, Inc.	24,750	2,678,940
Paychex, Inc.	57,850	6,890,513
Paycom Software, Inc.	8,800	1,819,136
Robert Half, Inc.(a)	19,000	1,670,480
Verisk Analytics, Inc.	26,200	6,258,132

		51,329,680

SEE NOTES TO FINANCIAL STATEMENTS.

A225

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development — 0.2%
CBRE Group, Inc. (Class A Stock)*	54,900	$5,110,641
CoStar Group, Inc.*	73,500	6,423,165

		11,533,806

Residential REITs — 0.3%
AvalonBay Communities, Inc.	25,768	4,824,285
Camden Property Trust	19,200	1,906,368
Equity Residential	62,100	3,798,036
Essex Property Trust, Inc.	11,670	2,893,460
Invitation Homes, Inc.	104,000	3,547,440
Mid-America Apartment Communities, Inc.	21,000	2,823,660
UDR, Inc.	54,600	2,090,634

		21,883,883

Retail REITs — 0.3%
Federal Realty Investment Trust	13,400	1,380,870
Kimco Realty Corp.	119,500	2,546,545
Realty Income Corp.	130,400	7,487,568
Regency Centers Corp.	29,800	1,996,600
Simon Property Group, Inc.	58,711	8,374,537

		21,786,120

Semiconductors & Semiconductor Equipment — 7.9%
Advanced Micro Devices, Inc.*	291,095	42,910,314
Analog Devices, Inc.	89,694	17,809,641
Applied Materials, Inc.	150,600	24,407,742
Broadcom, Inc.	79,060	88,250,725
Enphase Energy, Inc.*(a)	24,700	3,263,858
First Solar, Inc.*	19,200	3,307,776
Intel Corp.	759,400	38,159,850
KLA Corp.	24,480	14,230,224
Lam Research Corp.	23,740	18,594,592
Microchip Technology, Inc.(a)	97,400	8,783,532
Micron Technology, Inc.	197,300	16,837,582
Monolithic Power Systems, Inc.	8,600	5,424,708
NVIDIA Corp.	444,910	220,328,330
NXP Semiconductors NV (China)	46,400	10,657,152
ON Semiconductor Corp.*	77,800	6,498,634
Qorvo, Inc.*	17,486	1,969,098
QUALCOMM, Inc.	200,450	28,991,084
Skyworks Solutions, Inc.(a)	28,600	3,215,212
Teradyne, Inc.(a)	27,700	3,006,004
Texas Instruments, Inc.	163,600	27,887,256

		584,533,314

Software — 10.5%
Adobe, Inc.*	81,995	48,918,217
ANSYS, Inc.*	15,600	5,660,928
Autodesk, Inc.*	38,470	9,366,675
Cadence Design Systems, Inc.*	49,100	13,373,367
Fair Isaac Corp.*	4,470	5,203,125
Fortinet, Inc.*	114,800	6,719,244
Gen Digital, Inc.	101,211	2,309,635
Intuit, Inc.	50,460	31,539,014
Microsoft Corp.	1,338,680	503,397,227
Oracle Corp.	286,195	30,173,539
Palo Alto Networks, Inc.*	56,000	16,513,280

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
PTC, Inc.*	21,300	$3,726,648
Roper Technologies, Inc.(a)	19,300	10,521,781
Salesforce, Inc.*	175,200	46,102,128
ServiceNow, Inc.*	36,910	26,076,546
Synopsys, Inc.*	27,380	14,098,236
Tyler Technologies, Inc.*	7,580	3,169,349

		776,868,939

Specialized REITs — 1.1%
American Tower Corp.	84,000	18,133,920
Crown Castle, Inc.	78,250	9,013,618
Digital Realty Trust, Inc.	54,400	7,321,152
Equinix, Inc.	16,875	13,590,956
Extra Space Storage, Inc.	38,000	6,092,540
Iron Mountain, Inc.	52,330	3,662,053
Public Storage	28,550	8,707,750
SBA Communications Corp.	19,430	4,929,197
VICI Properties, Inc.	182,600	5,821,288
Weyerhaeuser Co.	131,430	4,569,821

		81,842,295

Specialty Retail — 2.0%
AutoZone, Inc.*	3,170	8,196,384
Bath & Body Works, Inc.	41,396	1,786,652
Best Buy Co., Inc.	35,025	2,741,757
CarMax, Inc.*(a)	28,500	2,187,090
Home Depot, Inc. (The)	180,069	62,402,912
Lowe’s Cos., Inc.	103,875	23,117,381
O’Reilly Automotive, Inc.*	10,640	10,108,851
Ross Stores, Inc.	61,300	8,483,307
TJX Cos., Inc. (The)	206,000	19,324,860
Tractor Supply Co.(a)	19,400	4,171,582
Ulta Beauty, Inc.*	8,970	4,395,210

		146,915,986

Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	2,635,820	507,474,425
Hewlett Packard Enterprise Co.	232,966	3,955,763
HP, Inc.	156,366	4,705,053
NetApp, Inc.	37,900	3,341,264
Seagate Technology Holdings PLC	34,750	2,966,607
Western Digital Corp.*	58,368	3,056,732

		525,499,844

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.*	20,800	10,634,832
NIKE, Inc. (Class B Stock)	220,400	23,928,828
Ralph Lauren Corp.(a)	7,200	1,038,240
Tapestry, Inc.	41,700	1,534,977
VF Corp.	58,444	1,098,747

		38,235,624

Tobacco — 0.5%
Altria Group, Inc.	320,900	12,945,106
Philip Morris International, Inc.	279,700	26,314,176

		39,259,282

SEE NOTES TO FINANCIAL STATEMENTS.

A226

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors — 0.3%
Fastenal Co.(a)		102,600	$ 6,645,402
United Rentals, Inc.		12,200	6,995,724
W.W. Grainger, Inc.(a)		8,000	6,629,520

			20,270,646

Water Utilities — 0.1%
American Water Works Co., Inc.		35,350	4,665,847

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.		93,300	14,958,789

TOTAL COMMON STOCKS
(cost $1,758,669,015)			7,218,212,968

UNAFFILIATED EXCHANGE-TRADED FUNDS — 1.4%
iShares Core S&P 500 ETF(a)		166,000	79,286,580
SPDR S&P 500 ETF Trust		59,400	28,233,414

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS
(cost $83,029,292)			107,519,994

TOTAL LONG-TERM INVESTMENTS
(cost $1,841,698,307)			7,325,732,962

SHORT-TERM INVESTMENTS — 6.1%

AFFILIATED MUTUAL FUNDS — 6.0%
PGIM Core Ultra Short Bond Fund(wb)		75,066,905	75,066,905
PGIM Institutional Money Market Fund (cost $371,038,487; includes $369,501,798 of cash collateral for securities on loan)(b)(wb)		371,418,261	371,269,694

TOTAL AFFILIATED MUTUAL FUNDS (cost $446,105,392)			446,336,599

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
5.257%	03/14/24	5,000	4,948,185

(cost $4,947,425)

TOTAL SHORT-TERM INVESTMENTS
(cost $451,052,817)			451,284,784

TOTAL INVESTMENTS—104.9%
(cost $2,292,751,124)			7,777,017,746

Liabilities in excess of other assets(z) — (4.9)%			(364,236,096)

NET ASSETS — 100.0%			$7,412,781,650

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $360,091,773; cash collateral of $369,501,798 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A227

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
335	S&P 500 E-Mini Index	Mar. 2024	$80,735,000	$2,551,441

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS	$—	$4,948,185

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$118,508,646	$—	$—
Air Freight & Logistics	36,373,950	—	—
Automobile Components	6,086,788	—	—
Automobiles	141,282,247	—	—
Banks	235,400,081	—	—
Beverages	108,073,460	—	—
Biotechnology	145,690,403	—	—
Broadline Retail	254,698,765	—	—
Building Products	36,076,802	—	—
Capital Markets	216,421,137	—	—
Chemicals	117,185,253	—	—
Commercial Services & Supplies	40,593,241	—	—
Communications Equipment	60,661,550	—	—
Construction & Engineering	5,632,380	—	—
Construction Materials	11,036,032	—	—
Consumer Finance	36,355,138	—	—
Consumer Staples Distribution & Retail	131,149,708	—	—
Containers & Packaging	15,515,270	—	—
Distributors	8,579,135	—	—
Diversified Telecommunication Services	50,179,083	—	—
Electric Utilities	111,351,584	—	—
Electrical Equipment	45,205,770	—	—
Electronic Equipment, Instruments & Components	44,938,324	—	—
Energy Equipment & Services	25,457,644	—	—
Entertainment	85,844,496	—	—
Financial Services	301,037,394	—	—
Food Products	63,986,463	—	—
Gas Utilities	3,117,710	—	—
Ground Transportation	80,975,250	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A228

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$185,442,727	$—	$—
Health Care Providers & Services	205,012,109	—	—
Health Care REITs	14,511,840	—	—
Hotel & Resort REITs	2,477,090	—	—
Hotels, Restaurants & Leisure	157,609,224	—	—
Household Durables	28,697,594	—	—
Household Products	88,765,984	—	—
Independent Power & Renewable Electricity Producers	2,302,300	—	—
Industrial Conglomerates	60,996,925	—	—
Industrial REITs	22,205,114	—	—
Insurance	149,158,864	—	—
Interactive Media & Services	418,590,821	—	—
IT Services	89,518,335	—	—
Leisure Products	1,202,463	—	—
Life Sciences Tools & Services	104,331,813	—	—
Machinery	128,458,760	—	—
Media	49,602,729	—	—
Metals & Mining	30,496,253	—	—
Multi-Utilities	47,282,317	—	—
Office REITs	5,388,425	—	—
Oil, Gas & Consumable Fuels	254,947,606	—	—
Passenger Airlines	11,815,371	—	—
Personal Care Products	12,790,149	—	—
Pharmaceuticals	269,610,396	—	—
Professional Services	51,329,680	—	—
Real Estate Management & Development	11,533,806	—	—
Residential REITs	21,883,883	—	—
Retail REITs	21,786,120	—	—
Semiconductors & Semiconductor Equipment	584,533,314	—	—
Software	776,868,939	—	—
Specialized REITs	81,842,295	—	—
Specialty Retail	146,915,986	—	—
Technology Hardware, Storage & Peripherals	525,499,844	—	—
Textiles, Apparel & Luxury Goods	38,235,624	—	—
Tobacco	39,259,282	—	—
Trading Companies & Distributors	20,270,646	—	—
Water Utilities	4,665,847	—	—
Wireless Telecommunication Services	14,958,789	—	—
Unaffiliated Exchange-Traded Funds	107,519,994	—	—
Short-Term Investments
Affiliated Mutual Funds	446,336,599	—	—
U.S. Treasury Obligation	—	4,948,185	—

Total	$7,772,069,561	$4,948,185	$ —

Other Financial Instruments*
Assets
Futures Contracts	$2,551,441	$—	$ —

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Software	10.5%

Semiconductors & Semiconductor Equipment	7.9%

SEE NOTES TO FINANCIAL STATEMENTS.

A229

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Technology Hardware, Storage & Peripherals	7.1%
Affiliated Mutual Funds (5.0% represents investments purchased with collateral from securities on loan)	6.0
Interactive Media & Services	5.6
Financial Services	4.1
Pharmaceuticals	3.6
Oil, Gas & Consumable Fuels	3.4
Broadline Retail	3.4
Banks	3.2
Capital Markets	2.9
Health Care Providers & Services	2.8
Health Care Equipment & Supplies	2.5
Hotels, Restaurants & Leisure	2.1
Insurance	2.0
Specialty Retail	2.0
Biotechnology	2.0
Automobiles	1.9
Consumer Staples Distribution & Retail	1.8
Machinery	1.7
Aerospace & Defense	1.6
Chemicals	1.6
Electric Utilities	1.5
Beverages	1.5
Unaffiliated Exchange-Traded Funds	1.4
Life Sciences Tools & Services	1.4
IT Services	1.2
Household Products	1.2
Entertainment	1.2
Specialized REITs	1.1
Ground Transportation	1.1
Food Products	0.9
Industrial Conglomerates	0.8
Communications Equipment	0.8
Professional Services	0.7
Diversified Telecommunication Services	0.7
Media	0.7
Multi-Utilities	0.6
Electrical Equipment	0.6

Electronic Equipment, Instruments & Components	0.6%
Commercial Services & Supplies	0.5
Tobacco	0.5
Textiles, Apparel & Luxury Goods	0.5
Air Freight & Logistics	0.5
Consumer Finance	0.5
Building Products	0.5
Metals & Mining	0.4
Household Durables	0.4
Energy Equipment & Services	0.3
Industrial REITs	0.3
Residential REITs	0.3
Retail REITs	0.3
Trading Companies & Distributors	0.3
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Health Care REITs	0.2
Personal Care Products	0.2
Passenger Airlines	0.2
Real Estate Management & Development	0.2
Construction Materials	0.1
Distributors	0.1
Automobile Components	0.1
Construction & Engineering	0.1
Office REITs	0.1
U.S. Treasury Obligation	0.1
Water Utilities	0.1
Gas Utilities	0.0	*
Hotel & Resort REITs	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Leisure Products	0.0	*

	104.9
Liabilities in excess of other assets	(4.9)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$2,551,441*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A230

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$11,577,950

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$5,802,160

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$94,409,033

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$360,091,773	$(360,091,773)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

PSF STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $360,091,773:
Unaffiliated investments (cost $1,846,645,732)	$7,330,681,147
Affiliated investments (cost $446,105,392)	446,336,599
Cash	35
Dividends receivable	6,813,462
Receivable for Portfolio shares sold	1,509,290
Tax reclaim receivable	641,388
Prepaid expenses and other assets	656,539

Total Assets	7,786,638,460

LIABILITIES
Payable to broker for collateral for securities on loan	369,501,798
Management fee payable	1,714,175
Accrued expenses and other liabilities	1,625,822
Payable for Portfolio shares purchased	632,637
Due to broker-variation margin futures	204,479
Payable for investments purchased	164,064
Distribution fee payable	8,394
Trustees’ fees payable	4,330
Affiliated transfer agent fee payable	1,111

Total Liabilities	373,856,810

NET ASSETS	$7,412,781,650

Net assets were comprised of:
Partners’ Equity	$7,412,781,650

Class I:
Net asset value and redemption price per share, $7,372,333,569 / 63,758,375 outstanding shares of beneficial interest	$115.63

Class III:
Net asset value and redemption price per share, $40,448,081 / 352,156 outstanding shares of beneficial interest.	$114.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $343,798 foreign withholding tax)	$106,755,935
Affiliated dividend income	4,394,700
Affiliated income from securities lending, net	585,860
Interest income	309,135

Total income	112,045,630

EXPENSES
Management fee	18,552,661
Distribution fee—Class III	79,284
Custodian and accounting fees	343,972
Trustees’ fees	119,280
Professional Fees	72,097
Shareholders’ reports	56,608
Audit fee	29,150
Transfer agent’s fees and expenses (including affiliated expense of $6,366)	11,166
Miscellaneous	135,606

Total expenses	19,399,824

NET INVESTMENT INCOME (LOSS)	92,645,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,349))	16,951,129
Futures transactions	11,577,950

28,529,079

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(35,952))	1,398,340,006
Futures	5,802,160

1,404,142,166

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,432,671,245

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,525,317,051

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$92,645,806	$82,783,454
Net realized gain (loss) on investment transactions	28,529,079	12,247,008
Net change in unrealized appreciation (depreciation) on investments	1,404,142,166	(1,423,733,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,525,317,051	(1,328,703,460)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	273,329,112	236,760,993
Portfolio shares purchased	(290,805,416)	(264,281,273)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(17,476,304)	(27,520,280)

TOTAL INCREASE (DECREASE)	1,507,840,747	(1,356,223,740)
NET ASSETS:
Beginning of year	5,904,940,903	7,261,164,643

End of year	$7,412,781,650	$5,904,940,903

SEE NOTES TO FINANCIAL STATEMENTS.

A232

PSF STOCK INDEX PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$91.83	$112.45	$87.66	$74.24	$56.64

Income (Loss) From Investment Operations:
Net investment income (loss)	1.44	1.29	1.06	1.12	1.12
Net realized and unrealized gain (loss) on investment transactions	22.36	(21.91)	23.73	12.30	16.48

Total from investment operations	23.80	(20.62)	24.79	13.42	17.60

Net Asset Value, end of year	$115.63	$91.83	$112.45	$87.66	$74.24

Total Return(b)	25.92%	(18.34)%	28.28%	18.08%	31.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,372	$5,880	$7,244	$5,620	$4,757
Average net assets (in millions)	$6,589	$6,252	$6,427	$4,802	$4,298
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.31%	0.31%
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.31%	0.31%
Net investment income (loss)	1.40%	1.32%	1.06%	1.50%	1.69%
Portfolio turnover rate(d)	3%	3%	2%	4%	3%

Class III
	Year Ended December 31,		April 26, 2021(e) through December 31, 2021
	2023	2022
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$91.45	$112.26	$97.90

Income (Loss) From Investment Operations:
Net investment income (loss)	1.18	1.06	0.54
Net realized and unrealized gain (loss) on investment transactions	22.23	(21.87)	13.82

Total from investment operations	23.41	(20.81)	14.36

Net Asset Value, end of period	$114.86	$91.45	$112.26

Total Return(b)	25.60%	(18.54)%	14.67%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$40	$25	$17
Average net assets (in millions)	$32	$21	$7
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.54%	0.54%	0.54	%(f)
Expenses before waivers and/or expense reimbursement	0.54%	0.54%	0.54	%(f)
Net investment income (loss)	1.15%	1.09%	0.74	%(f)
Portfolio turnover rate(d)	3%	3%	2%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of offering.
(f)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A233

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

1. Organization

The Prudential Series Fund (“Series Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is currently composed of 14 Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 14 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

The PSF PGIM Government Money Market Portfolio seeks to maintain a stable $10.00 net asset value (“NAV”). The Series Fund’s Board of Trustees (the “Board”) has determined that the PSF PGIM Government Money Market Portfolio, as a “government money market fund,” is not subject to liquidity fees. The Board has reserved its ability to change this determination with respect to liquidity fees, but such change would become effective only after providing appropriate prior notice to shareholders.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
PSF Global Portfolio	Long-term growth of capital.
PSF Mid-Cap Growth Portfolio	Long-term capital appreciation.
PSF Natural Resources Portfolio	Long-term growth of capital.
PSF PGIM 50/50 Balanced Portfolio	Total investment return consistent with a conservatively managed diversified portfolio.
PSF PGIM Flexible Managed Portfolio	Total return consistent with an aggressively managed diversified portfolio.
PSF PGIM Government Income Portfolio	High level of income over the long-term consistent with the preservation of capital.
PSF PGIM Government Money Market Portfolio	Maximum current income consistent with the stability of capital and maintenance of liquidity.
PSF PGIM High Yield Bond Portfolio	High total return.
PSF PGIM Jennison Blend Portfolio	Long-term growth of capital.
PSF PGIM Jennison Growth Portfolio	Long-term growth of capital.
PSF PGIM Jennison Value Portfolio	Capital appreciation.

B1

Portfolio	Investment Objective(s)
PSF PGIM Total Return Bond Portfolio	High level of income over a longer term while providing reasonable safety of capital.
PSF Small-Cap Stock Index Portfolio	Long-term growth of capital.
PSF Stock Index Portfolio	Achieve investment results that generally correspond to the performance of publicly traded common stocks.

2. Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Series Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Board has approved the Portfolios’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

B2

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

B3

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. Across currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options

B4

on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

B5

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Master Netting Arrangements: The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: Certain Portfolios held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Portfolios until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price

B7

and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (the Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate

B8

accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Series Fund, on behalf of the Portfolios, has entered into investment management agreements with the Manager which provide that the Manager will furnish each Portfolio with investment advice, investment management and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolios. The Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
PSF Global Portfolio	Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); LSV Asset Management (“LSV”); Massachusetts Financial Services Company (“MFS”); PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); T. Rowe Price Associates, Inc. (“T. Rowe”); William Blair Investment Management, LLC (“William Blair”)*
PSF Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
PSF Natural Resources Portfolio	T. Rowe
PSF PGIM 50/50 Balanced Portfolio	PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.); PGIM Quantitative Solutions
PSF PGIM Flexible Managed Portfolio	PFI; PGIM Limited; PGIM Quantitative Solutions
PSF PGIM Government Income Portfolio	PFI
PSF PGIM Government Money Market Portfolio	PFI
PSF PGIM High Yield Bond Portfolio	PFI; PGIM Limited
PSF PGIM Jennison Blend Portfolio	Jennison
PSF PGIM Jennison Growth Portfolio	Jennison
PSF PGIM Jennison Value Portfolio	Jennison
PSF PGIM Total Return Bond Portfolio	PFI; PGIM Limited
PSF Small-Cap Stock Index Portfolio	PGIM Quantitative Solutions
PSF Stock Index Portfolio	PGIM Quantitative Solutions

*The asset allocation strategy for the Portfolio is determined by the Manager and PGIM Quantitative Solutions, as described in the Portfolio’s Prospectus. During the annual period ended December 31, 2023, Jennison and PFI were not allocated assets to manage.

The Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Manager, under the agreements, are reflected in the Statement of Operations.

The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding

B9

the expense limit in effect at the time of the recoupment for that fiscal year.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

PSF Global Portfolio	0.75%	0.70%

PSF Mid-Cap Growth Portfolio	0.60	0.59

PSF Natural Resources Portfolio	0.45	0.44

PSF PGIM 50/50 Balanced Portfolio	0.55	0.55

PSF PGIM Flexible Managed Portfolio	0.60	0.59

PSF PGIM Government Income Portfolio	0.40	0.40

PSF PGIM Government Money Market Portfolio	0.30	0.30

PSF PGIM High Yield Bond Portfolio	0.55	0.51

PSF PGIM Jennison Blend Portfolio	0.45	0.45

PSF PGIM Jennison Growth Portfolio	0.60	0.60

PSF PGIM Jennison Value Portfolio	0.40	0.40

PSF PGIM Total Return Bond Portfolio	0.40	0.40

PSF Small-Cap Stock Index Portfolio	0.35	0.35

PSF Stock Index Portfolio	0.30% up to $4 billion

	0.25% over $ 4 billion	0.28

Portfolio	Fee Waivers and/or Expense Limitations

PSF Global Portfolio	contractually waive 0.0465% through June 30, 2024
PSF Mid-Cap Growth Portfolio	contractually waive 0.013% through June 30, 2024
PSF Natural Resources Portfolio	contractually waive 0.008% through June 30, 2024
PSF PGIM Flexible Managed Portfolio	effective February 25, 2023, contractually limit expenses to 0.61% through June 30, 2024
PSF PGIM High Yield Bond Portfolio	contractually limit expenses to 0.57% through June 30, 2024

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class II and Class III shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II and Class III shares pursuant to a plan of distribution (the “Class II Plan” and “Class III Plan”, together, the Plans), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Plans, the Class II and Class III shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II and Class III shares.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the reporting period ended December 31, 2023, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
PSF Global Portfolio	$2,399

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Portfolio	Amount
PSF Mid-Cap Growth Portfolio	$ 6,577
PSF PGIM Jennison Blend Portfolio	106,341
PSF PGIM Jennison Growth Portfolio	50,797
PSF PGIM Jennison Value Portfolio	36,675

PIMS, PGIM Investments, PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions and Jennison are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Government Money Market Fund, a series of the Prudential Government Money Market Fund, Inc. and/or in the PGIM Core Ultra Short Bond Fund, a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. The Portfolios may invest their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Government Money Market Fund and PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2023, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of Rule 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
PSF Global Portfolio	$125,954	$934,108	$(93,326)

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (“RICs”). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Series Fund’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the Statement of

B11

Assets and Liabilities and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the Statement of Assets and Liabilities. To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments

PSF Global Portfolio	$126,426
PSF PGIM 50/50 Balanced Portfolio	10,310
PSF PGIM Flexible Managed Portfolio	19,343

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments
PSF Global Portfolio	$181,493
PSF Natural Resources Portfolio	409,761
PSF PGIM 50/50 Balanced Portfolio	6,011
PSF PGIM Flexible Managed Portfolio	10,039
PSF PGIM Jennison Blend Portfolio	80,184
PSF PGIM Jennison Growth Portfolio	5,297
PSF Small-Cap Stock Index Portfolio	2,602

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended December 31, 2023, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
PSF Global Portfolio	$431,182,261	$702,116,231
PSF Mid-Cap Growth Portfolio	175,237,597	166,957,187
PSF Natural Resources Portfolio	513,415,779	489,936,248
PSF PGIM 50/50 Balanced Portfolio	1,860,267,955	1,982,858,218
PSF PGIM Flexible Managed Portfolio	6,018,052,110	6,175,407,019
PSF PGIM Government Income Portfolio	81,673,891	96,384,055
PSF PGIM Government Money Market Portfolio	—	—
PSF PGIM High Yield Bond Portfolio	135,729,611	116,249,019
PSF PGIM Jennison Blend Portfolio	3,797,811,443	4,033,720,933
PSF PGIM Jennison Growth Portfolio	854,826,111	1,043,853,079
PSF PGIM Jennison Value Portfolio	461,956,769	519,241,865
PSF PGIM Total Return Bond Portfolio	3,017,596,812	2,840,198,961
PSF Small-Cap Stock Index Portfolio	299,862,066	303,466,427
PSF Stock Index Portfolio	315,329,368	182,782,204

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

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PSF Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)

$ —	$ 31,702,448	$ 27,022,155	$ —	$ —	$ 4,680,293	4,680,293	$ 164,957

PGIM Core Ultra Short Bond Fund(1)(wb)

20,822,837	314,075,583	321,810,612	—	—	13,087,808	13,087,808	946,964

PGIM Institutional Money Market Fund(1)(b)(wb)

46,511,994	333,518,517	328,711,818	215	2,180	51,321,088	51,341,624	134,966	(2)
$67,334,831	$679,296,548	$677,544,585	$215	$2,180	$69,089,189		$1,246,887
PSF Mid-Cap Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$ 8,340,520	$ 57,756,412	$ 62,655,657	$ —	$ —	$ 3,441,275	3,441,275	$286,946

PGIM Institutional Money Market Fund(1)(b)(wb)
45,168,695	371,278,592	360,446,670	(3,226)	7,091	56,004,482	56,026,893	102,753	(2)
$53,509,215	$429,035,004	$423,102,327	$(3,226)	$7,091	$59,445,757		$389,699
PSF Natural Resources Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$8,528,614	$195,921,874	$198,378,631	$ —	$ —	$ 6,071,857	6,071,857	$256,700

PGIM Institutional Money Market Fund(1)(b)(wb)
—	285,748,010	252,166,120	7,038	7,311	33,596,239	33,609,683	69,706	(2)
$8,528,614	$481,669,884	$450,544,751	$7,038	$7,311	$39,668,096		$326,406
PSF PGIM 50/50 Balanced Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$265,991,591	$523,407,688	$526,745,729	$ —	$ —	$262,653,550	262,653,550	$14,081,782

PGIM Institutional Money Market Fund(1)(b)(wb)
46,145,531	349,497,534	333,281,343	(3,510)	(10,537)	62,347,675	62,372,624	101,675	(2)
$312,137,122	$872,905,222	$860,027,072	$(3,510)	$(10,537)	$325,001,225		$14,183,457

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PSF PGIM Flexible Managed Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)

$237,823,701	$ 949,133,395	$ 934,303,307	$ —	$ —	$252,653,789	252,653,789	$13,095,555

PGIM Institutional Money Market Fund(1)(b)(wb)

59,948,997	693,808,426	610,219,463	(3,159)	(5,710)	143,529,091	143,586,526	146,923	(2)
$297,772,698	$1,642,941,821	$1,544,522,770	$(3,159)	$(5,710)	$396,182,880		$13,242,478

PSF PGIM Government Income Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)

$6,302,149	$42,419,763	$46,287,889	$—	$ —	$2,434,023	2,434,023	$157,347

PGIM Institutional Money Market Fund(1)(b)(wb)

—	26,428,168	26,425,863	—	(2,305)	—	—	2,248	(2)
$6,302,149	$68,847,931	$72,713,752	$—	$(2,305)	$2,434,023		$159,595

PSF PGIM High Yield Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)

$ 19,618,137	$101,227,746	$108,118,399	$ —	$ —	$ 12,727,484	12,727,484	$752,640

PGIM Institutional Money Market Fund(1)(b)(wb)

86,355,118	303,344,521	280,282,157	57	4,438	109,421,977	109,465,764	255,697	(2)
$105,973,255	$404,572,267	$388,400,556	$57	$4,438	$122,149,461		$1,008,337

PSF PGIM Jennison Blend Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)

$ 80,562,662	$ 692,879,766	$ 749,328,191	$ —	$ —	$ 24,114,237	24,114,237	$3,900,814

PGIM Institutional Money Market Fund(1)(b)(wb)

83,770,710	1,010,353,657	778,955,136	9,065	(6,759)	315,171,537	315,297,656	445,782	(2)
$164,333,372	$1,703,233,423	$1,528,283,327	$9,065	$(6,759)	$339,285,774		$4,346,596

B14

PSF PGIM Jennison Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)

$ 14,461,468	$ 451,133,496	$ 453,105,909	$ —	$ —	$ 12,489,055	12,489,055	$634,850

PGIM Institutional Money Market Fund(1)(b)(wb)

92,598,947	730,668,558	686,851,199	9,257	(7,803)	136,417,760	136,472,349	244,916	(2)
$107,060,415	$1,181,802,054	$1,139,957,108	$9,257	$(7,803)	$148,906,815		$879,766

PSF PGIM Jennison Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$34,188,675	$ 251,550,719	$ 253,215,955	$ —	$ —	$ 32,523,439	32,523,439	$2,398,173

PGIM Institutional Money Market Fund(1)(b)(wb)
42,889,403	913,387,868	833,252,296	(6,183)	(1,040)	123,017,752	123,066,978	99,345	(2)
$77,078,078	$1,164,938,587	$1,086,468,251	$(6,183)	$(1,040)	$155,541,191		$2,497,518

PSF PGIM Total Return Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$126,191,991	$457,492,940	$559,198,822	$ —	$ —	$24,486,109	24,486,109	$4,430,158

PGIM Institutional Money Market Fund(1)(b)(wb)
19,608,761	197,064,244	184,819,566	4,100	(258)	31,857,281	31,870,029	81,331	(2)
$145,800,752	$654,557,184	$744,018,388	$4,100	$(258)	$56,343,390		$4,511,489

PSF Small-Cap Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$ 5,468,150	$110,573,974	$110,341,581	$ —	$ —	$ 5,700,543	5,700,543	$261,793

PGIM Institutional Money Market Fund(1)(b)(wb)
257,430,585	838,390,229	782,616,820	5,333	2,804	313,212,131	313,337,466	685,312	(2)
$262,898,735	$948,964,203	$892,958,401	$5,333	$2,804	$318,912,674		$947,105

B15

PSF Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)

$112,606,360	$ 247,090,160	$ 284,629,615	$ —	$ —	$ 75,066,905	75,066,905	$4,394,700

PGIM Institutional Money Market Fund(1)(b)(wb)

299,008,104	2,236,749,805	2,164,443,914	(35,952)	(8,349)	371,269,694	371,418,261	585,860	(2)
$411,614,464	$2,483,839,965	$2,449,073,529	$(35,952)	$(8,349)	$446,336,599		$4,980,560

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.

7. Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the PSF PGIM Government Money Market Portfolio), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

B16

The following Portfolios utilized the SCA during the year ended December 31, 2023. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2023
PSF Global Portfolio	$73,840,188	5.91%	16	$111,214,000	$—
PSF Natural Resources Portfolio	733,429	6.24	7	2,762,000	—
PSF PGIM Government Income Portfolio	1,555,000	6.16	1	1,555,000	—
PSF PGIM Jennison Growth Portfolio	835,500	5.83	6	1,471,000	—
PSF PGIM Total Return Bond Portfolio	111,000	6.40	1	111,000	—
PSF Small-Cap Stock Index Portfolio	9,096,750	5.65	4	9,228,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios. The Portfolios offer Class I shares and certain Portfolios offer Class II and/or Class III shares. All share classes are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I and Class III shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2023, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF Global Portfolio–Class I	19,553,813	100.0%
PSF Global Portfolio–Class III	19,960	100.0
PSF Mid-Cap Growth Portfolio–Class I	13,936,256	100.0
PSF Mid-Cap Growth Portfolio–Class III	65,220	100.0
PSF Natural Resources Portfolio–Class I	11,639,805	100.0
PSF Natural Resources Portfolio–Class III	581,303	100.0
PSF PGIM 50/50 Balanced Portfolio–Class I	64,661,185	100.0
PSF PGIM 50/50 Balanced Portfolio–Class III	193,289	100.0
PSF PGIM Flexible Managed Portfolio–Class I	99,729,490	100.0
PSF PGIM Flexible Managed Portfolio–Class III	4,968,462	100.0
PSF PGIM Government Income Portfolio–Class I	12,436,201	100.0
PSF PGIM Government Income Portfolio–Class III	289,071	100.0
PSF PGIM Government Money Market Portfolio–Class I	91,345,680	98.1
PSF PGIM Government Money Market Portfolio–Class III	21,205,075	89.4
PSF PGIM High Yield Bond Portfolio–Class I	77,491,815	99.9
PSF PGIM High Yield Bond Portfolio–Class III	1,876,130	100.0
PSF PGIM Jennison Blend Portfolio–Class I	57,975,579	100.0
PSF PGIM Jennison Blend Portfolio–Class III	28,370	100.0
PSF PGIM Jennison Growth Portfolio–Class I	21,631,489	100.0
PSF PGIM Jennison Growth Portfolio–Class III	86,758	100.0

B17

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF PGIM Jennison Value Portfolio–Class I	30,734,623	100.0%
PSF PGIM Jennison Value Portfolio–Class III	66,746	100.0
PSF PGIM Total Return Bond Portfolio–Class I	96,765,249	99.0
PSF PGIM Total Return Bond Portfolio–Class III	936,177	100.0
PSF Small-Cap Stock Index Portfolio–Class I	20,844,677	100.0
PSF Small-Cap Stock Index Portfolio–Class III	193,466	100.0
PSF Stock Index Portfolio–Class I	63,758,375	100.0
PSF Stock Index Portfolio–Class III	352,156	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PSF Global Portfolio	2	96.8%
PSF Mid-Cap Growth Portfolio	2	99.6
PSF Natural Resources Portfolio	2	90.0
PSF PGIM 50/50 Balanced Portfolio	3	100.0
PSF PGIM Flexible Managed Portfolio	3	100.0
PSF PGIM Government Income Portfolio	2	97.6
PSF PGIM Government Money Market Portfolio	3	97.8
PSF PGIM High Yield Bond Portfolio	3	99.9
PSF PGIM Jennison Blend Portfolio	3	99.3
PSF PGIM Jennison Growth Portfolio	2	94.8
PSF PGIM Jennison Value Portfolio	2	94.8
PSF PGIM Total Return Bond Portfolio	3	99.0
PSF Small-Cap Stock Index Portfolio	3	100.0
PSF Stock Index Portfolio	3	100.0
Unaffiliated:
PSF Global Portfolio	—	—
PSF Mid-Cap Growth Portfolio	—	—
PSF Natural Resources Portfolio	—	—
PSF PGIM 50/50 Balanced Portfolio	—	—
PSF PGIM Flexible Managed Portfolio	—	—
PSF PGIM Government Income Portfolio	—	—
PSF PGIM Government Money Market Portfolio	—	—
PSF PGIM High Yield Bond Portfolio	—	—
PSF PGIM Jennison Blend Portfolio	—	—
PSF PGIM Jennison Growth Portfolio	—	—
PSF PGIM Jennison Value Portfolio	—	—
PSF PGIM Total Return Bond Portfolio	—	—
PSF Small-Cap Stock Index Portfolio	—	—
PSF Stock Index Portfolio	—	—

B18

Transactions in shares of beneficial interest of the Portfolios were as follows:

PSF Global Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	405,963	$20,240,881
Portfolio shares purchased	(6,576,091)	(322,694,051)
Net increase (decrease) in shares outstanding	(6,170,128)	$(302,453,170)

Year ended December 31, 2022:
Portfolio shares sold	336,385	$16,450,500
Portfolio shares purchased	(1,339,154)	(65,018,053)
Net increase (decrease) in shares outstanding	(1,002,769)	$(48,567,553)

Class III:

Year ended December 31, 2023:
Portfolio shares sold	8,068	$401,002
Portfolio shares purchased	(1,751)	(86,608)
Net increase (decrease) in shares outstanding	6,317	$314,394

Year ended December 31, 2022:
Portfolio shares sold	11,248	$580,484
Portfolio shares purchased	(902)	(44,856)
Net increase (decrease) in shares outstanding	10,346	$535,628

PSF Mid-Cap Growth Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	861,718	$21,220,361
Portfolio shares purchased	(663,996)	(16,389,966)
Net increase (decrease) in shares outstanding	197,722	$4,830,395

Year ended December 31, 2022:
Portfolio shares sold	842,234	$20,283,654
Portfolio shares purchased	(962,246)	(23,740,002)
Net increase (decrease) in shares outstanding	(120,012)	$(3,456,348)

Class II:

Year ended December 31, 2023:
Portfolio shares sold	76	$1,677
Portfolio shares purchased	(716)	(16,324)
Net increase (decrease) in shares outstanding	(640)	$(14,647)

Year ended December 31, 2022:
Portfolio shares sold	457	$10,048
Portfolio shares purchased	(2,296)	(48,135)
Net increase (decrease) in shares outstanding	(1,839)	$(38,087)

B19

Share Class	Shares	Amount

Class III:
Year ended December 31, 2023:
Portfolio shares sold	28,508	$711,673
Portfolio shares purchased	(12,386)	(309,161)
Net increase (decrease) in shares outstanding	16,122	$402,512

Year ended December 31, 2022:
Portfolio shares sold	29,114	$715,921
Portfolio shares purchased	(5,483)	(132,923)
Net increase (decrease) in shares outstanding	23,631	$582,998

PSF Natural Resources Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	858,159	$35,325,898
Portfolio shares purchased	(1,114,014)	(46,660,312)
Net increase (decrease) in shares outstanding	(255,855)	$(11,334,414)

Year ended December 31, 2022:
Portfolio shares sold	568,317	$22,147,964
Portfolio shares purchased	(892,233)	(35,110,214)
Net increase (decrease) in shares outstanding	(323,916)	$(12,962,250)

Class II:

Year ended December 31, 2023:
Portfolio shares sold	591,564	$24,044,796
Portfolio shares purchased	(579,460)	(22,600,942)
Net increase (decrease) in shares outstanding	12,104	$1,443,854

Year ended December 31, 2022:
Portfolio shares sold	420,816	$15,496,428
Portfolio shares purchased	(350,180)	(13,067,241)
Net increase (decrease) in shares outstanding	70,636	$2,429,187

Class III:

Year ended December 31, 2023:
Portfolio shares sold	537,011	$21,929,364
Portfolio shares purchased	(101,337)	(4,275,049)
Net increase (decrease) in shares outstanding	435,674	$17,654,315

Year ended December 31, 2022:
Portfolio shares sold	156,046	$6,124,088
Portfolio shares purchased	(39,030)	(1,473,471)
Net increase (decrease) in shares outstanding	117,016	$4,650,617

B20

PSF PGIM 50/50 Balanced Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	440,290	$15,885,637
Portfolio shares purchased	(4,684,646)	(169,158,873)
Net increase (decrease) in shares outstanding	(4,244,356)	$(153,273,236)

Year ended December 31, 2022:
Portfolio shares sold	445,937	$15,943,792
Portfolio shares purchased	(4,558,075)	(162,015,739)
Net increase (decrease) in shares outstanding	(4,112,138)	$(146,071,947)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	62,256	$2,231,061
Portfolio shares purchased	(68,105)	(2,431,379)
Net increase (decrease) in shares outstanding	(5,849)	$(200,318)

Year ended December 31, 2022:
Portfolio shares sold	161,137	$5,763,660
Portfolio shares purchased	(29,273)	(1,011,431)
Net increase (decrease) in shares outstanding	131,864	$4,752,229

PSF PGIM Flexible Managed Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	378,526	$15,324,956
Portfolio shares purchased	(6,709,097)	(272,058,784)
Net increase (decrease) in shares outstanding	(6,330,571)	$(256,733,828)

Year ended December 31, 2022:
Portfolio shares sold	123,754	$4,832,257
Portfolio shares purchased	(6,614,469)	(262,771,618)
Net increase (decrease) in shares outstanding	(6,490,715)	$(257,939,361)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	30,002	$1,203,684
Shares issued in merger	5,821,122	223,240,047
Portfolio shares purchased	(980,976)	(39,943,266)
Net increase (decrease) in shares outstanding	4,870,148	$184,500,465

Year ended December 31, 2022:
Portfolio shares sold	59,627	$2,386,122
Portfolio shares purchased	(6,888)	(262,150)
Net increase (decrease) in shares outstanding	52,739	$2,123,972

B21

PSF PGIM Government Income Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	283,568	$3,513,735
Portfolio shares purchased	(2,764,351)	(34,304,246)
Net increase (decrease) in shares outstanding	(2,480,783)	$(30,790,511)

Year ended December 31, 2022:
Portfolio shares sold	600,611	$7,713,914
Portfolio shares purchased	(1,559,673)	(19,917,289)
Net increase (decrease) in shares outstanding	(959,062)	$(12,203,375)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	197,031	$2,419,614
Portfolio shares purchased	(155,199)	(1,911,954)
Net increase (decrease) in shares outstanding	41,832	$507,660

Year ended December 31, 2022:
Portfolio shares sold	318,123	$4,033,440
Portfolio shares purchased	(94,133)	(1,187,152)
Net increase (decrease) in shares outstanding	223,990	$2,846,288

PSF PGIM Government Money Market Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	148,491,034	$1,484,910,341
Shares issued in reinvestment of dividends and distributions	4,348,290	43,482,898
Portfolio shares purchased	(139,952,271)	(1,399,522,712)
Net increase (decrease) in shares outstanding	12,887,053	$128,870,527

Year ended December 31, 2022:
Portfolio shares sold	66,612,704	$666,127,047
Shares issued in reinvestment of dividends and distributions	1,072,731	10,727,306
Portfolio shares purchased	(59,910,156)	(599,101,563)
Net increase (decrease) in shares outstanding	7,775,279	$77,752,790

Class III:

Year ended December 31, 2023:
Portfolio shares sold	20,688,303	$206,883,034
Shares issued in reinvestment of dividends and distributions	830,300	8,302,958
Portfolio shares purchased	(12,083,548)	(120,835,485)
Net increase (decrease) in shares outstanding	9,435,055	$94,350,507

B22

Share Class	Shares	Amount

Year ended December 31, 2022:
Portfolio shares sold	23,042,614	$230,426,139
Shares issued in reinvestment of dividends and distributions	168,048	1,680,477
Portfolio shares purchased	(23,338,502)	(233,385,015)
Net increase (decrease) in shares outstanding	(127,840)	$(1,278,399)

PSF PGIM High Yield Bond Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	4,068,099	$25,084,667
Portfolio shares purchased	(6,855,367)	(42,217,023)
Net increase (decrease) in shares outstanding	(2,787,268)	$(17,132,356)

Year ended December 31, 2022:
Portfolio shares sold	2,625,359	$16,126,731
Portfolio shares purchased	(6,601,912)	(40,503,979)
Net increase (decrease) in shares outstanding	(3,976,553)	$(24,377,248)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	481,345	$2,961,419
Portfolio shares purchased	(174,580)	(1,068,624)
Net increase (decrease) in shares outstanding	306,765	$1,892,795

Year ended December 31, 2022:
Portfolio shares sold	915,127	$5,664,609
Portfolio shares purchased	(202,935)	(1,221,550)
Net increase (decrease) in shares outstanding	712,192	$4,443,059

PSF PGIM Jennison Blend Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	179,572	$14,726,967
Shares issued in merger	919,306	86,157,355
Portfolio shares purchased	(4,136,952)	(350,009,601)
Net increase (decrease) in shares outstanding	(3,038,074)	$(249,125,279)

Year ended December 31, 2022:
Portfolio shares sold	38,022	$3,051,537
Portfolio shares purchased	(4,057,480)	(325,457,261)
Net increase (decrease) in shares outstanding	(4,019,458)	$(322,405,724)

B23

Share Class	Shares	Amount

Class II:
Year ended December 31, 2023:
Portfolio shares sold	4,078	$381,773
Shares issued in merger	407,354	36,934,825
Portfolio shares purchased	(19,045)	(1,746,702)
Net increase (decrease) in shares outstanding	392,387	$35,569,896

Year ended December 31, 2022:
Portfolio shares sold	1	$33
Portfolio shares purchased	(1,559)	(129,611)
Net increase (decrease) in shares outstanding	(1,558)	$(129,578)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	10,152	$854,300
Shares issued in merger	9,894	921,230
Portfolio shares purchased	(4,031)	(353,385)
Net increase (decrease) in shares outstanding	16,015	$1,422,145

Year ended December 31, 2022:
Portfolio shares sold	7,025	$592,833
Portfolio shares purchased	(1,204)	(98,337)
Net increase (decrease) in shares outstanding	5,821	$494,496

PSF PGIM Jennison Growth Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	277,424	$32,419,340
Portfolio shares purchased	(1,519,161)	(179,933,952)
Net increase (decrease) in shares outstanding	(1,241,737)	$(147,514,612)

Year ended December 31, 2022:
Portfolio shares sold	313,611	$33,566,860
Portfolio shares purchased	(1,553,298)	(171,481,409)
Net increase (decrease) in shares outstanding	(1,239,687)	$(137,914,549)

Class II:
Year ended December 31, 2023:
Portfolio shares sold	23,179	$2,314,382
Portfolio shares purchased	(421,342)	(48,552,268)
Net increase (decrease) in shares outstanding	(398,163)	$(46,237,886)

Year ended December 31, 2022:
Portfolio shares sold	52,361	$5,487,355
Portfolio shares purchased	(145,570)	(15,190,161)
Net increase (decrease) in shares outstanding	(93,209)	$(9,702,806)

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Share Class	Shares	Amount

Class III:
Year ended December 31, 2023:
Portfolio shares sold	27,929	$3,394,745
Portfolio shares purchased	(10,571)	(1,268,386)
Net increase (decrease) in shares outstanding	17,358	$2,126,359

Year ended December 31, 2022:
Portfolio shares sold	41,890	$4,609,971
Portfolio shares purchased	(4,523)	(485,060)
Net increase (decrease) in shares outstanding	37,367	$4,124,911

PSF PGIM Jennison Value Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	815,146	$37,306,551
Portfolio shares purchased	(2,703,435)	(123,470,854)
Net increase (decrease) in shares outstanding	(1,888,289)	$(86,164,303)

Year ended December 31, 2022:
Portfolio shares sold	429,538	$18,850,313
Portfolio shares purchased	(2,358,254)	(104,294,464)
Net increase (decrease) in shares outstanding	(1,928,716)	$(85,444,151)

Class II:
Year ended December 31, 2023:
Portfolio shares sold	4,557	$199,909
Portfolio shares purchased	(15,190)	(679,162)
Net increase (decrease) in shares outstanding	(10,633)	$(479,253)

Year ended December 31, 2022:
Portfolio shares sold	5,398	$216,746
Portfolio shares purchased	(20,379)	(871,866)
Net increase (decrease) in shares outstanding	(14,981)	$(655,120)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	24,663	$1,138,435
Portfolio shares purchased	(17,113)	(770,288)
Net increase (decrease) in shares outstanding	7,550	$368,147

Year ended December 31, 2022:
Portfolio shares sold	43,368	$1,893,897
Portfolio shares purchased	(5,629)	(244,701)
Net increase (decrease) in shares outstanding	37,739	$1,649,196

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PSF PGIM Total Return Bond Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	22,648,627	$312,817,887
Portfolio shares purchased	(6,254,317)	(85,273,193)
Net increase (decrease) in shares outstanding	16,394,310	$227,544,694

Year ended December 31, 2022:
Portfolio shares sold	2,801,953	$39,029,329
Shares issued in merger	3,070,515	46,303,369
Portfolio shares purchased	(7,389,182)	(105,005,255)
Net increase (decrease) in shares outstanding	(1,516,714)	$(19,672,557)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	350,343	$4,769,916
Portfolio shares purchased	(112,835)	(1,527,225)
Net increase (decrease) in shares outstanding	237,508	$3,242,691

Year ended December 31, 2022:
Portfolio shares sold	437,500	$6,216,910
Portfolio shares purchased	(89,681)	(1,281,404)
Net increase (decrease) in shares outstanding	347,819	$4,935,506

PSF Small-Cap Stock Index Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	751,003	$40,331,528
Shares issued in merger	5,405,749	284,937,009
Portfolio shares purchased	(1,277,215)	(67,354,542)
Net increase (decrease) in shares outstanding	4,879,537	$257,913,995

Year ended December 31, 2022:
Portfolio shares sold	177,588	$9,396,593
Portfolio shares purchased	(1,189,080)	(62,957,116)
Net increase (decrease) in shares outstanding	(1,011,492)	$(53,560,523)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	43,381	$2,246,966
Portfolio shares purchased	(26,279)	(1,360,039)
Net increase (decrease) in shares outstanding	17,102	$886,927

Year ended December 31, 2022:
Portfolio shares sold	85,002	$4,569,926
Portfolio shares purchased	(10,558)	(557,731)
Net increase (decrease) in shares outstanding	74,444	$4,012,195

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PSF Stock Index Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2023:
Portfolio shares sold	2,539,915	$262,081,414
Portfolio shares purchased	(2,813,161)	(287,956,077)
Net increase (decrease) in shares outstanding	(273,246)	$(25,874,663)

Year ended December 31, 2022:
Portfolio shares sold	2,300,141	$223,761,311
Portfolio shares purchased	(2,691,850)	(263,312,022)
Net increase (decrease) in shares outstanding	(391,709)	$(39,550,711)

Class III:
Year ended December 31, 2023:
Portfolio shares sold	108,498	$11,247,698
Portfolio shares purchased	(27,827)	(2,849,339)
Net increase (decrease) in shares outstanding	80,671	$8,398,359

Year ended December 31, 2022:
Portfolio shares sold	132,110	$12,999,682
Portfolio shares purchased	(9,996)	(969,251)
Net increase (decrease) in shares outstanding	122,114	$12,030,431

9. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	PSF Global Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio
Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	–	–	X	X
Bank Loan Investments	–	–	–	–	–
Blend Style	–	–	–	–	X
Commodity	–	–	X	–	–
Covenant-Lite	–	–	–	–	–
Credit	–	–	–	–	–
Derivatives	X	X	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	X	–	–
Equity and Equity-Related Securities	–	–	–	–	–
Equity Securities	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	–	X	–	–
Expense	X	X	X	X	X
Fixed Income Securities	–	–	–	X	X
Focus	X	–	X	–	–
Foreign Investment	X	–	X	X	X
High Yield	–	–	–	X	X

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Risks	PSF Global Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio
Index Tracking	–	–	–	X	–
Interest Rate	–	–	–	–	–
Investment Style	X	X	–	–	–
Large Company	–	–	–	–	–
Leverage	–	X	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Market Capitalization	–	–	–	–	–
Mid-Sized Company	–	X	–	–	–
Portfolio Turnover	–	–	X	–	X
Prepayment or Call	–	–	–	–	–
Quantitative Model	X	–	–	–	X
Real Estate	–	–	–	–	–
Regulatory	X	X	X	X	X
Small-Sized Company	–	–	X	–	–
US Government Securities	–	–	–	–	X
Yield	–	–	–	–	–

Risks	PSF PGIM Government Income Portfolio	PSF PGIM Government Money Market Portfolio	PSF PGIM High Yield Bond Portfolio	PSF PGIM Jennison Blend Portfolio
Adjustable and Floating-Rate Securities	–	X	–	–
Asset-Backed and/or Mortgage-Backed Securities	X	–	–	–
Bank Loan Investments	–	–	X	–
Blend Style	–	–	–	X
Commodity	–	–	–	–
Covenant-Lite	–	–	X	–
Credit	–	X	–	–
Derivatives	X	–	X	–
Economic and Market Events	X	X	X	X
Emerging Markets	–	–	X	–
Equity and Equity-Related Securities	–	–	X	–
Equity Securities	–	–	–	X
Exchange-Traded Funds (ETF)	–	–	–	–
Expense	X	X	X	X
Fixed Income Securities	X	X	X	–
Focus	–	–	–	–
Foreign Investment	–	–	X	X
High Yield	–	–	X	–
Index Tracking	–	–	–	–
Interest Rate	–	X	–	–
Investment Style	–	–	–	–
Large Company	–	–	–	–
Leverage	–	–	–	–
Liquidity and Valuation	X	–	X	–

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Risks	PSF PGIM Government Income Portfolio	PSF PGIM Government Money Market Portfolio	PSF PGIM High Yield Bond Portfolio	PSF PGIM Jennison Blend Portfolio
Market and Management	X	X	X	X
Market Capitalization	–	–	–	X
Mid-Sized Company	–	–	–	–
Portfolio Turnover	X	–	–	–
Prepayment or Call	–	X	–	–
Quantitative Model	–	–	–	–
Real Estate	–	–	–	X
Regulatory	X	X	X	X
Small-Sized Company	–	–	–	–
US Government Securities	X	X	–	–
Yield	–	X	–	–

Risks	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small- Cap Stock Index Portfolio	PSF Stock Index Portfolio
Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	–	X	–	–
Bank Loan Investments	–	–	X	–	–
Blend Style	–	–	–	–	–
Commodity	–	–	–	–	–
Covenant-Lite	–	–	X	–	–
Credit	–	–	–	–	–
Derivatives	–	–	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	–	–
Equity and Equity-Related Securities	–	–	–	–	–
Equity Securities	X	X	–	X	X
Exchange-Traded Funds (ETF)	–	–	–	–	–
Expense	X	X	X	X	X
Fixed Income Securities	–	–	X	–	–
Focus	–	–	X	–	–
Foreign Investment	X	X	X	–	–
High Yield	–	–	X	–	–
Index Tracking	–	–	–	X	X
Interest Rate	–	–	–	–	–
Investment Style	X	X	–	–	–
Large Company	–	X	–	–	X
Leverage	–	–	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Market Capitalization	X	–	–	–	–
Mid-Sized Company	–	–	–	–	–
Portfolio Turnover	–	–	X	–	–
Prepayment or Call	–	–	–	–	–

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Risks	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small- Cap Stock Index Portfolio	PSF Stock Index Portfolio
Quantitative Model	–	–	–	–	–
Real Estate	–	X	–	–	–
Regulatory	X	X	X	X	X
Small-Sized Company	–	–	–	X	–
US Government Securities	–	–	–	–	–
Yield	–	–	–	–	–

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy, or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor

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depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rate, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance

B31

standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, the Middle East, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, the a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.

Foreign Investment Risk: Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting and tax standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., “high yield” securities or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than

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investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Index Tracking Risk: The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.”

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Mid-Sized Company Risk: The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

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Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk: The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Real Estate Risk: Investments in real estate investment trusts (“REITs”) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Small-Sized Company Risk: Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

US Government Securities Risk: US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

10. Reorganization

On September 20-22, 2021, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST BlackRock Corporate Bond Portfolio (“BlackRock Corporate Bond”), AST PIMCO Corporate Bond Portfolio (“PIMCO Corporate Bond”), AST Prudential Corporate Bond Portfolio (“Prudential Corporate Bond”), AST T. Rowe Price Corporate Bond Portfolio (“T. Rowe Price Corporate Bond”) and AST Western Asset Corporate Bond Portfolio (“Western Asset Corporate Bond”) (the “Merged Portfolios”) for shares of PSF PGIM Total Return Bond Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
BlackRock Corporate Bond	$ 9,114,989	$ 9,460,005
PIMCO Corporate Bond	9,915,524	10,205,114

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Merged Portfolios	Total Investment Value	Total Investment Cost
Prudential Corporate Bond	11,176,973	11,586,726
T. Rowe Price Corporate Bond	7,744,789	8,003,316
Western Asset Corporate Bond	8,362,026	8,622,368

The purpose of the transaction was to combine six portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios			Shares
BlackRock Corporate Bond			852,717
PIMCO Corporate Bond			928,846
Prudential Corporate Bond			1,080,646
T. Rowe Price Corporate Bond			759,459
Western Asset Corporate Bond			816,235
Acquiring Portfolio	Class	Shares	Value
PSF PGIM Total Return Bond Portfolio	I	3,070,515	$46,303,369

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Depreciation on Investments	Net Assets
BlackRock Corporate Bond	$(345,016)	$ 9,021,658
PIMCO Corporate Bond	(289,590)	9,673,003
Prudential Corporate Bond	(409,753)	11,257,526
T. Rowe Price Corporate Bond	(258,527)	7,896,705
Western Asset Corporate Bond	(260,342)	8,454,477
Acquiring Portfolio	Class	Net Assets
PSF PGIM Total Return Bond Portfolio	I	$1,244,085,296
	III	6,070,733

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
PSF PGIM Total Return Bond Portfolio	$37,808,164	$(234,204,538)	$(196,396,374)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: BlackRock Corporate Bond $17,574, PIMCO Corporate Bond $20,230, Prudential Corporate Bond $25,681, T. Rowe Price Corporate Bond $17,718 and Western Asset Corporate Bond $18,488.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: BlackRock Corporate Bond $(393,915), PIMCO Corporate Bond $(381,290), Prudential Corporate Bond $(526,669), T. Rowe Price Corporate Bond $(349,114) and Western Asset Corporate Bond $(374,895).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have

B35

been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

On September 19-20, 2022, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”), and AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”) (the “Merged Portfolios”) for shares of PSF PGIM Flexible Managed Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 24, 2023 and the reorganization took place at the close of business on February 24, 2023.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
Prudential Flexible Multi-Strategy	$ 95,229,428	$ 101,172,903
T. Rowe Price Diversified Real Growth	118,897,074	121,398,225

The purpose of the transaction was to combine three portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 24, 2023:

Merged Portfolios			Shares
Prudential Flexible Multi-Strategy			6,656,780
T. Rowe Price Diversified Real Growth			7,305,602
Acquiring Portfolio	Class	Shares	Value
PSF PGIM Flexible Managed Portfolio	III	5,821,122	$223,240,047

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Depreciation on Investments	Net Assets
Prudential Flexible Multi-Strategy	$(5,943,475)	$ 99,727,888
T. Rowe Price Diversified Real Growth	(2,501,151)	123,512,159
Acquiring Portfolio	Class	Net Assets
PSF PGIM Flexible Managed Portfolio	I	$4,048,284,445
	III	3,838,041

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
PSF PGIM Flexible Managed Portfolio	$96,121,518	$632,480,338	$728,601,856

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: Prudential Flexible Multi-Strategy $22,273 and T. Rowe Price Diversified Real Growth $114,621.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolios pre-merger as follows: Prudential Flexible Multi-Strategy $2,016,346 and T. Rowe Price Diversified Real Growth $3,905,254.

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

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Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 24, 2023.

On March 14-15, 2023, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PSF Small-Cap Value Portfolio (the “Merged Portfolio”) for shares of PSF Small-Cap Stock Index Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. The reorganization took place at the close of business on June 9, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
PSF Small-Cap Value Portfolio	$286,063,672	$267,361,367

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 9, 2023:

Merged Portfolio			Shares
PSF Small-Cap Value Portfolio			9,253,605
Acquiring Portfolio	Class	Shares	Value
PSF Small-Cap Stock Index Portfolio	I	5,405,749	$284,937,009

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
PSF Small-Cap Value Portfolio	$18,702,305	$284,937,009
Acquiring Portfolio	Class	Net Assets
PSF Small-Cap Stock Index Portfolio	I	$822,088,416
	III	9,831,092

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
PSF Small-Cap Stock Index Portfolio	$15,109,493	$141,425,452	$156,534,945

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: PSF Small-Cap Value Portfolio $1,037,935.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolio pre-merger as follows: PSF Small-Cap Value Portfolio $277,680.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since June 9, 2023.

B37

On September 19-20, 2023, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PSF PGIM Jennison Focused Blend Portfolio (the “Merged Portfolio”) for shares of PSF PGIM Jennison Blend Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. The reorganization took place at the close of business on December 8, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
PSF PGIM Jennison Focused Blend Portfolio	$122,956,664	$94,600,348

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 8, 2023:

Merged Portfolio		Class	Shares
PSF PGIM Jennison Focused Blend Portfolio		I	1,570,026
		II	719,464
		III	16,898
Acquiring Portfolio	Class	Shares	Value
PSF PGIM Jennison Blend Portfolio	I	919,306	$86,157,355
	II	407,354	36,934,825
	III	9,894	921,230

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Class	Unrealized Appreciation on Investments	Net Assets
PSF PGIM Jennison Focused Blend Portfolio	I	$19,700,338	$86,157,355
	II	8,445,334	36,934,825
	III	210,644	921,230
Acquiring Portfolio		Class	Net Assets
PSF PGIM Jennison Blend Portfolio		I	$5,368,410,594
		II	1,738,401
		III	1,822,305

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
PSF PGIM Jennison Blend Portfolio	$45,865,562	$1,404,376,087	$1,450,241,649

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: PSF PGIM Jennison Focused Blend Portfolio $569,965.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolios pre-merger as follows: PSF PGIM Jennison Focused Blend Portfolio $36,444,083.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

B38

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since December 8, 2023.

11. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to each Portfolio.

In July 2023, the SEC adopted amendments to certain rules that govern money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds; (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; (iii) require institutional prime and institutional tax-exempt money market funds to impose a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by the fund is less than 0.01% of the value of the shares redeemed, effective October 2, 2024; and (iv) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable net asset value in a negative interest rate environment. The Manager continues to evaluate the amendments to Rule 2a-7, including their impact, if any, to financial statement disclosures.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Prudential Series Fund and Shareholders of PSF Global Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio and PSF Stock Index Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PSF Global Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio and PSF Stock Index Portfolio (constituting Prudential Series Fund, hereafter collectively referred to as the “Portfolios“) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated February 14, 2020 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 15, 2024

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 60

Chief Financial Officer and Chief Operating Officer of Grace Church School (since September 2019); President, Candide Business Advisors, Inc. (since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010-2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60

Trinity Investors (since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson Public Limited Company (WTW) (since April 2023); Chairman of the Board of Auxadi Holdco, S.L. (since February 2022); Non-Executive Director of Auxadi Holdco, S.L (since November 2020); Non-Executive Director of Stout (since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020-June 2021); Formerly Non-Executive Chairman (September 2019-January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 60

Director of ICI Mutual Insurance Company (June 2020-June 2023; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 60

Chairman, Chief Executive Officer and President of Sterling Bancorp (since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018-March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 60

Vice President of Prudential Annuities (since May 2003); Senior Vice President of PGIM Investments LLC (since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since March 2006).

		None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

D2

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021
Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

D3

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.

Explanatory Notes to Tables:

Timothy S. Cronin is an Interested Board Member because he is an officer of the Trust and an officer of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D4

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the appropriate phone number listed below and on the website of the SEC at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below, on the website of the SEC at www.sec.gov., and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the SEC a complete listing of portfolio holdings as of its first and third calendar quarter-end, which are publicly available on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Fund makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semiannual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semiannual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise.

Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2024 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-A

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $628,050 and $585,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)  Audit-Related Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, fees of $12,833 and $12,143 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2023 and December 31, 2022, fees of $43,000 and $0 were billed to the Registrant for services rendered by PwC in connection with N-14 filings and merger support services.

(c)  Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(d)  All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  The Prudential Series Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 15, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 15, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	February 15, 2024